                                                                   EXHIBIT 10.13

America Online Latin America, Inc. has omitted from this Exhibit 10.13 portions of the Agreement for which America Online Latin America, Inc. has requested confidential treatment from the Securities and Exchange Commission. The portions of this Agreement for which confidential treatment has been requested have been filed separately with the Securities and Exchange Commission.


                                 CONFIDENTIAL

                        STRATEGIC INTERACTIVE SERVICES
                            AND MARKETING AGREEMENT

     This Strategic Interactive Services and Marketing Agreement (the "Agreement"), effective as of June 12, 2000 (the "Effective Date"), is made and entered into by and between America Online Latin America, Inc., a Delaware corporation having its principal place of business at 6600 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309 ("AOLA"), herein represented by its Chief Executive Officer, Mr. Charles Herington and AOLB Brasil Ltda., a Brazilian limited liability quota company, with head offices in the city of Sao Paulo, enrolled with the CNPJ no. 03.032.579/0001-62 ("AOLB"), herein represented by its President, Mr. Manoel Amorim; and Banco Itau S.A., a Brazilian bank, with head offices in the city of Sao Paulo, State of Sao Paulo, at Rua Boa Vista 176, enrolled with the CNPJ No. 60.701.190/0001-04 ("Itau"), herein represented by its President, Mr. Roberto Egydio Setubal and its Executive Vice President, Mr. Milton Luis Ubach Monteiro (each a "Party" and collectively the "Parties"). Capitalized terms used but not defined in the body of this Agreement shall be as defined on Exhibit A attached hereto.

                                 INTRODUCTION

     WHEREAS, AOLA owns and licenses online information and communications services, including the AOLB Service that is operated and distributed through its subsidiary AOLB;

     WHEREAS, Itau owns, operates and distributes interactive Financial Services, including a proprietary online banking service, and conducts such Financial Services through many devices and technologies;

     WHEREAS, AOLA proposed that the Parties enter into the transactions contemplated in this Agreement and the Related Agreements; and

     WHEREAS, Itau desires to have AOLB provide Itau's financial services content to individuals through the AOLB Network and AOLB is willing to provide such content through the AOLB Network, all in accordance with the terms and conditions hereof;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows.

                                     TERMS

1.   CUSTOMIZATION, LAUNCH AND ROLL-OUT OF CO-BRANDED SERVICE
     --------------------------------------------------------

     1.1  In General. AOLB will create, at no cost to Itau, the Co-Branded
          ----------
          Service and the Customized Client for distribution in accordance with this Agreement. The customizations to be performed shall consist of the following initial customizations (the "Initial Deliverables"): (a) the Co-Branded Welcome Screen; (b) the Custom Toolbar Icon; (c) the Special Edition Finance Channel; (d) the Itau Window; and (e) links from the Itau Window and Itau Programmable

          Area to the Itau Interactive Sites. AOLB shall host the Itau Online Area at no cost to Itau. The Initial Deliverables shall not include the programming of Content into the areas created as part of such customizations. AOLB shall be responsible for ensuring that during the Term the Co-Branded Service shall be identical in all material respects to the AOLB Service in terms of both technology and breadth of Content, except to the extent the Co-Branded Service is modified in accordance with this Agreement. Any upgrades to the AOLB Service technology shall be promptly implemented with respect to the Co-Branded Service, except to the extent such upgrade implementation is necessarily different as a result of modifications of the Co-Branded Service or the Customized Client (e.g., the Special Edition Finance
                                            ---
          Channel and the Custom Toolbar Icon) made in accordance with this Agreement. In the event any upgrade cannot be implemented as a result of the modifications to the Customized Client or the Co-Branded Service, AOLB shall use commercially reasonable efforts to promptly develop and implement on a priority basis a work around that permits the Co-Branded Service to receive the benefits of such upgrade. AOLB shall strive to make the Co-Branded Service substantially comparable in material respects with the America Online brand Internet access service offered in the United States, but Itau acknowledges that AOLB selects the Content and functionality it desires for use in the Territory and that certain Content and functionality may not be available on commercially reasonable terms in the Territory, and as a result, the Co-Branded Service shall differ from the comparable America Online brand Internet access service offered in the United States.

     1.2  Technical Operating Plan. The particular customizations to be
          ------------------------
          incorporated in the Co-Branded Service (including the Initial Deliverables) and the Customized Client shall be set forth in greater detail in a technical operating plan (the "Technical Operating Plan"). The Technical Operating Plan shall be consistent with the technical operating guidelines attached hereto as Exhibit E and shall be developed and mutually agreed upon by AOLB and Itau as soon as commercially possible after the Effective Date, but in no event later than thirty (30) days after the Effective Date. The Technical Operating Plan shall also specify certain customizations to Itau's systems to facilitate the implementation of the Co-Branded Service and Customized Client and Itau's obligations with respect thereto. The Technical Operating Plan shall be reviewed biannually by the Technical Committee and updated by mutual written agreement of AOLB and Itau as appropriate.

     1.3  Timing for Initial Deliverables. AOLB shall develop the Initial
          -------------------------------
          Deliverables in accordance with the Technical Operating Plan. Each of AOLB and Itau agree to use all reasonable efforts to complete the customizations in the Technical Operating Plan for which such Party is responsible in order to remain on schedule with their target to conduct the Initial Launch of the Co-Branded Service in accordance with the Technical Operating Plan within six (6) months after the Effective Date, and each such Party shall bear its own expenses for performing such customizations. Each of AOLB and Itau shall have the right to test any customization provided by the other for conformance with the Technical Operating Plan and the terms of this Agreement. AOLB and Itau shall mutually agree upon appropriate testing procedures. In the event at any time either of such Parties is unable to provide a particular customization in the manner set forth in the Technical Operating Plan, AOLB and Itau shall mutually agree upon on an alternative customization designed to provide the other of such Parties with comparable value.

     1.4  Launch and Rollout of Co-Branded Service.
          ----------------------------------------

          1.4.1  Rollout in the Initial Cities.
                 -----------------------------

                 (a)  In General. Within five (5) days after the Effective Date,
                      ----------
                      Itau shall provide AOLB with a list of the cities in which Itau desires initially to offer the Co-Branded Service. Such list shall include the Test Cities. Promptly thereafter AOLB and Itau shall discuss and mutually agree upon the final list of cities in which the Co-Branded Service will initially be Launched (each an "Initial City" and collectively the "Initial Cities"). The initial Technical Operating Plan shall include a timeline indicating when the Co-Branded Service shall be available to Itau Customers in such Initial Cities (the "Launch Schedule"). The Parties have agreed upon specifications for AOLB's network capacity and other criteria attached hereto as Exhibit G-1 (the "Launch Criteria") in the Initial Cities. The Launch Criteria include the connectivity test set forth on Exhibit G-2 (the "Connectivity Test"). Itau shall conduct the Connectivity Test in each Initial City and in the event Itau believes the Connectivity Test has not been met in any such city, AOLB and Itau shall promptly reperform such test.

                 (b)  Test Marketing Campaign. For the Initial Launch, Itau and
                      -----------------------
                      AOLB will conduct a limited test roll-out and marketing campaign in a limited number of mutually agreed upon Test Cities [*]for the purpose of measuring Itau Customer response to Itau's marketing activities and determining whether adjustments to such proposed Launch Schedule, Launch Criteria or marketing activities are warranted. The Parties intend to be ready to commence such test roll-out and marketing campaign within [*] months after the Effective Date. After such test AOLB and Itau shall agree upon a final timeline for the Launch of the Co-Branded Service in the Initial Cities and the implementation of the marketing activities under the Marketing Plan, and shall incorporate such timeline into the Technical Operating Plan.

          1.4.2  Rollout in Additional Cities.
                 ----------------------------

                 During the Term, Itau shall notify AOLB of any cities (other than the Initial Cities) in which it desires to offer the Co-Branded Service (each new city, an "Additional City" and, collectively, the "Additional Cities"). As part of the Technical Operating Plan, and on an ongoing basis, AOLB and Itau shall agree upon a plan for network expansion and roll-out of the Co-Branded Service and the timing therefore, in the Additional Cities ("Network Expansion Plan"). The Parties intend that the roll-out and performance criteria for the Additional Cities shall be reasonably comparable to the Launch Criteria for the Initial Cities. Unless otherwise agreed by AOLB and Itau, the Connectivity Test will be used in the Network Expansion Plan to determine whether the Co-Branded Service and the local network to support it are ready for roll-out in an Additional City. Itau shall conduct the Connectivity Test in each Additional City in which AOLB and Itau agree to Launch the Co-Branded Service and in the event Itau believes the Connectivity Test has not been met in any such Additional City, AOLB and Itau shall promptly reperform such test. All such Connectivity Testing shall be completed within thirty (30) days after Itau commences such testing. The Network Expansion Plan shall provide sufficient time for the Connectivity Test to be completed. AOLB shall also conduct the quality assurance test set forth on Section 1 of Exhibit G-1 each time it releases a new version of the Co-Branded Client.

     1.5  Remedies for Launch and Roll-Out Problems.
          -----------------------------------------

          1.5.1  Remedies for Launch Problems in the Test Cities. AOLB and Itau
                 -----------------------------------------------
                 shall work together to test the implementation of the roll-out of the Co-Branded Service and shall mutually certify in writing that the Launch Criteria have been met with respect to the Test Cities. AOLB shall satisfy the Launch Criteria in all of the Test Cities within 315 days after the Effective Date (the "Termination Period"). Such Termination Period shall be reasonably extended to the extent such delay is directly attributable to the action or inaction of Itau or to a Force Majeure Event (such period, an "Extension Period"). If AOLB and Itau dispute certification, whether the Launch Criteria have been satisfied in all of the Test Cities within the Termination Period, whether an Extension Period is warranted, or the length of such an Extension Period, then AOLB and Itau shall have the right to refer any or all of the foregoing issues to Forty Five Day Arbitration. In the event that either AOLB and Itau mutually agree in writing, or a Forty Five Day Arbitration ruling determines that AOLB failed to satisfy the Launch Criteria in any of the Test Cities within the Termination Period (including any Extension Period), then Itau may terminate this Agreement upon written notice to AOLB within fifteen days (15) after the date the written agreement or arbitral ruling was rendered without payment of any amounts hereunder. Any such written agreement must be signed by the President of AOLB and a comparable officer of Itau to be effective.

          1.5.2  Remedies for Roll-out Problems in Other Cities. In the event
                 ----------------------------------------------
                 that Itau believes that AOLB failed to roll-out the Co-Branded Service in accordance with the Network Expansion Plan for the Additional Cities, or to satisfy the Connectivity Test in the Initial Cities other than the Test Cities, and as a direct consequence of such failure Itau reasonably appears likely to be unable to meet the Verified Member Reference Numbers or the Total Verified Member Numbers (collectively, the "Member Numbers"), at Itau's request within five (5) days after such failure, the Technical Committee will meet to discuss the matter. In the event the Technical Committee cannot agree on whether such failure occurred, whether the time for achieving such Member Numbers should be extended by a reasonable period of time (a "Tolling Period"), or the length of such Tolling Period within five (5) days after referral of the matter to the Technical Committee, the matter shall be escalated to the President of AOLB and a comparable officer of Itau who shall in good faith attempt to reach agreement on such Tolling Period. In the event that such officers mutually agree on a Tolling Period, such agreement shall be stated in writing and signed by such officers within 48 hours thereafter. In the event that such officers fail to reach agreement within five (5) days after referral of the issue to such officers, Itau shall have the right to refer to Forty Five Day Arbitration within thirty (30) days thereafter, the issues of: (a) whether AOLB failed to roll-out the Co-Branded Service in the Additional Cities as per the Network Expansion Plan; (b) whether AOLB failed to satisfy the Connectivity Test in the Initial Cities (other than the Test Cities); (c) whether as a direct consequence of either or both of such failures Itau appears reasonably likely to be unable to meet the Member Numbers and is thus entitled to a Tolling Period; and (d) if such a Tolling Period is warranted, the equitable length of such Tolling Period.

     1.6  Relationship with AOLB/Itau Subscribers.
          ---------------------------------------

          1.6.1 In General. The Co-Branded Service shall be provided to AOLB/Itau Subscribers under the Terms of Service contract between AOLB and each AOLB/Itau Subscriber, the current form of which is attached hereto as Exhibit L. AOLB shall consider in good faith any changes to the Terms of Services contract for the Co-Branded Service reasonably requested by Itau. AOLB/Itau Subscribers shall receive e-mail addresses in the form screenname@aol.com. Itau acknowledges and agrees that AOLB uses
                 ------------------
                 a system to confirm mailing addresses and CPF numbers of registering customers, and that, if AOLB reasonably believes an AOLB/Itau Subscriber has entered a false address or CPF number and neither such AOLB/Itau Subscriber nor Itau provides AOLB with a correct address or CPF number within twenty-five (25) days after registration despite electronic notice to Itau within three (3) days of such discovery and commercially reasonable efforts by AOLB to repeatedly notify such AOLB/Itau Subscriber of the problem, AOLB may terminate such AOLB/Itau Subscriber. AOLB shall use commercially reasonable efforts to provide electronic notice to Itau of AOLB's intent to terminate such AOLB/Itau Subscriber prior to such termination.

          1.6.2  Collection and Use of Member Information. Itau may collect AOLB
                 ----------------------------------------
                 Member screennames from public or private areas of the AOLB Network, including through the Itau Online Area, provided that Itau complies with the provisions of this Section 1.6.2. Itau shall ensure that any survey, questionnaire or other means of collecting AOLB Member names, screennames, addresses or other identifying information ("Member Information") conducted via the Co-Branded Service including requests directed to specific AOLB Member screennames and automated methods of collecting screennames (an "Information Request") complies with (i) all applicable laws and regulations, (ii) AOLB's applicable Terms of Service, and (iii) any privacy policies which have been issued by AOLB in writing during the Term (the

                 "AOLB Privacy Policies"). Each Information Request shall clearly and conspicuously specify to the AOLB Members at issue the purpose for which Itau shall restrict use of the Member Information collected through an Information Request. Except as required by law, in no event shall Itau (i) provide Member Information to any third party (except to the extent specifically (a) permitted under the AOLB Privacy Policies or
                 (b) authorized by the AOLB Members in question) or (ii) otherwise use any Member Information in violation of the terms of this Agreement. This Section shall not limit Itau's rights with respect to Member Information collected other than via the Co-Branded Service or AOLB Network.

     1.7  Ownership and Use of Data.
          -------------------------

          1.7.1  Compliance with Laws and Privacy Policies. Each Party's use of
                 -----------------------------------------
                 any data relating to the AOLB/Itau. Subscribers gathered or provided in connection with this Agreement shall be subject to all applicable laws, rules and regulations and consistent with such Party's privacy policies (including, without limitation, Brazilian banking secrecy laws).

          1.7.2  Ownership of Data. As between AOLB and Itau, AOLB shall own all
                 -----------------
                 data related to use of the AOLB Service and the Co-Branded Service by the AOLB/Itau Subscribers (e.g., traffic data) and
                                                       - -
                 Itau shall own all Customer Financial Data.

          1.7.3  Provision of Traffic Data. AOLB shall provide Itau with certain
                 -------------------------
                 mutually agreed upon aggregated traffic information collected by AOLB regarding the Co-Branded Service and the usage of the Itau Online Area.

          1.7.4  Additional Privacy and Security Requirements. AOLB understands
                 --------------------------------------------
                 the importance of respecting the privacy of AOLB/Itau Subscribers. Accordingly, (a) AOLB shall not disclose any personally identifying data about an AOLB/Itau Subscriber to a third party (including AOLA's or AOLB's shareholders or Affiliates), or any aggregated data relating exclusively to AOLB/Itau Subscribers, other than aggregated traffic data and data required to be disclosed by applicable law, rule or regulation or by order of a court or other similar authority, except as permitted by such AOLB/Itau Subscriber; (b) AOLB shall not identify any individual subscriber to a third party (including AOLA's or AOLB's shareholders or Affiliates) as an AOLB/Itau Subscriber or a customer of Itau; (c) AOLB shall not retain any AOLB/Itau Subscribers' passwords or account numbers related to the Itau Online Area or Itau's Financial Services other than on a transitory basis in connection with the transmission of such passwords and account numbers during the course of a single user initiated session or in a manner otherwise agreed to by Itau; (d) the Technical Committee will agree on appropriate technological measures designed to protect the security of AOLB/Itau Subscribers' passwords and password protected information used in connection with the Itau Online Area; and (e) AOLB shall not review the contents of any e-mail correspondence of any AOLB/Itau Subscriber unless authorized by such AOLB/Itau Subscriber that is not addressed to

               AOLB or its Affiliates, except as required by law or in accordance with AOLB Privacy Policies. AOLB shall promptly respond to and use commercially reasonable efforts to correct any security concerns of which it is notified regarding the AOLB/Itau Subscribers' use of the Co-Branded Service.

     1.8  Co-Branded Welcome Screen. The Co-Branded Welcome Screen shall
          -------------------------
          initially be substantially similar to the screen shot attached hereto as Exhibit M. AOLB shall be responsible for programming the entire Co-Branded Welcome Screen and AOLB shall receive no payments from Itau therefor. The portion of such Co-Branded Welcome Screen allocated to Itau shall be referred to herein as the "Itau Programmable Area" and the portion allocated to AOLB shall be referred to herein as the "AOLB Programmable Area." AOLB and Itau intend to program the Co-Branded Welcome Screen in accordance with the following principles: (a) the Co-Branded Welcome Screen shall appear in front of the AOLB "Hoje" page on the Co-Branded Service; (b) the Co-Branded Welcome Screen's size should be as large as possible while still allowing the AOLB/Itau Subscriber to see and access the AOLB "Hoje" page; (c) the AOLB and Itau brands should be equally presented with equal emphasis on the Co-Branded Welcome Screen; (d) the Content of AOLB on the AOLB Programmable Area and the Content of Itau on the Itau Programmable Area will be easily distinguishable; (e) the proportion between the Itau Programmable Area and AOLB Programmable Area may be changed only when AOLB and Itau agree upon such change; (f) whenever AOLB or Itau has a larger presence on the Co-Branded Welcome Screen than the other in a calendar quarter, the other shall receive an equivalently larger presence in the next calendar quarter; (g) if AOLB agrees, Itau may use the area around the Co-Branded Welcome Screen that is not occupied by other windows to promote its brand; and (h) the Co-Branded Welcome Screen may be "minimized" by AOLB/Itau Subscribers, but may not be "closed." Market research will be conducted to evaluate the effectiveness and appeal of the Co-Branded Welcome Screen to AOLB/Itau Subscribers, and the costs of such market research shall be shared equally between AOLB and Itau. The Itau Programmable Area shall be programmed by AOLB and its designees exclusively with Financial Services Content and links to Financial Services Content selected by Itau in its sole discretion, including promotions for Itau and links to the Itau Interactive Sites. Such Content shall be provided and maintained by Itau in accordance with Articles 4 and 5. The AOLB Programmable Area shall be programmed and maintained by AOLB in its sole discretion and shall contain such promotions and links to Content and services available on the Co-Branded Service as determined by AOLB subject to the provisions of this Agreement.

     1.9  Advertising.
          -----------

          1.9.1  In General. Except as otherwise provided in this Agreement,
                 ----------
                 AOLB may market and promote Financial Services (including the Financial Services of competitors of Itau) on the AOLB Service, the Co-Branded Service and the rest of the AOLB Network.

          1.9.2  Restrictions on Advertising on the Co-Branded Service.
                 -----------------------------------------------------

                 (a) AOLB shall not display Advertisements for any third-party Financial Institutions or third-party Financial Services on the following pages and areas of the Co-Branded Service: (i) [*] (ii) [*]; (iii) [*]; (iv) [*];

                 (b) AOLB shall not display Advertisements for any third-party Financial Institution(s) that are banks or any products or services that are branded with the name of any such Financial Institution(s) that are banks on the following areas of the Co-Branded Service: (i) [*] (ii) [*]);

                 (c) AOLB may display Advertisements for a third party Financial Institution or for the Financial Services of any third party on any pages of the Co-Branded Service other than the Covered Pages;

                 (d) In addition, within fifteen (15) days after the Effective Date, Itau may provide AOLB with a list (the "Restricted Advertising List") of up to [*] entities ("Restricted Advertisers") and up to [*] which, in each case, Itau reasonably believes their promotion or inclusion on the Co-Branded Service would adversely affect Itau's good reputation or business (e.g., an
                                                                    - -
                         entity adverse to Itau in litigation). Such entities may not include an AOLB Party or any of their Affiliates. AOLB shall not include on the Covered Pages any Advertising for a Restricted Advertiser or Content within a Restricted Content Category. AOLB may include Content within a Restricted Content Category or an Advertisement for a Restricted Advertiser on any pages of the Co-Branded Service other than the Covered Pages. Itau may amend such Restricted Advertising List on a bi-annual basis upon fifteen (15) days prior written notice to include alternative entities or Content categories meeting the criteria set forth above, provided however, that Itau may not increase the total number of such entities or Content categories. The provisions of this Section 1.9.2(d) shall not preclude any Advertising for an entity or category pursuant to Agreements entered into prior to the date such Restricted Advertising List is amended to restrict Advertisements for such entity or Content category; provided that, AOLB shall (i) use commercially reasonable efforts to minimize the prominence of such businesses or content of the Covered Pages to the extent consistent with such agreements; (ii) not renew or extend such agreements, or agree to enlarge their scope, in a manner that conflicts with Itau's rights under this Agreement; and (iii) terminate such agreements to the extent they conflict with Itau's rights hereunder at the earliest date AOLB can do so without a penalty or loss of revenue; and

                 (e) On the Co-Branded Service: (i) AOLB shall not include any pop-up Advertisements that appear during the initial log-on by the AOLB/Itau Subscriber (except pop-up Advertisements purchased by Itau); (ii) AOLB shall not include any pop-up Advertisements that appear in front of or on top of the Covered Pages or any pages of the Itau Interactive Sites; (iii) AOLB shall not create additional screens other than the password prompt screen that appear during the initial log-on prior to or simultaneous with the Co-Branded Welcome Screen, the AOLB "Welcome" screen, or the AOLB "Hoje" screen, without Itau's prior written consent. The foregoing shall not preclude pop-ups and open windows regarding Co-Branded Service features and functionality (e.g.,
                                                                        - -
                         buddy lists, AOLB search, instant messaging) and noncommercial notices to customers, regardless of whether such pop-ups appear on top of or in the area surrounding the Covered Pages. Such noncommercial notices may not include promotions for the products or services of any Persons (including AOLA, and AOLB and their respective Affiliates) other than pop-up Advertisements for Itau, provided, however, that such notices may include promotions or offers for products or services of AOLA, AOLB, Itau and their respective Affiliates which promotions or offers are for products and services that do not require any additional payment from a subscriber.

                    The limitations set forth in this Section 1.9.2 shall not in any way limit the display of news and other Content feeds on the Covered Pages. Upon receipt of notice of a violation of the provisions of this Section 1.9.2, AOLB shall promptly remove any Advertisement or Content in violation of this
                    Section 1.9.2. In the event that AOLB breaches the provisions of this Section 1.9.2 and fails to cure such breach within twenty-four hours after receipt of written notice thereof, AOLB shall provide Itau, [*]

          1.9.3     Targeting of AOLB/Itau Subscribers.
                    ----------------------------------

                    (a) AOLB shall not sell, nor authorize third parties to sell, Advertisements targeted specifically to the Co-Branded Service or the AOLB/Itau Subscribers (an Advertisement appearing on the Co-Branded Service that also appears on the AOLB Service shall be deemed not to constitute a targeted Advertisement);

                    (b) AOLB will not engage in, nor authorize any other third party to engage in (or to use data collected from the Itau Online Area or the Co-Branded Service to engage
                         in), online or offline marketing of third party Financial Institutions or third party Financial Services directly targeted to AOLB/Itau Subscribers. The inclusion of Content related to Financial Services or Financial Institutions on any pages of the Co-Branded Service other than the Covered Pages shall not constitute prohibited online marketing so long as such Content also appears on the AOLB Service.

     1.10 Itau Online Area. Beginning on the Effective Date, AOLB in
          ----------------
          consultation with Itau shall develop the Itau Online Area in accordance with its standard design and content publishing guidelines. AOLB and Itau will cooperate to review, and to the extent Itau reasonably believes necessary, Itau may redesign, the Itau Interactive Sites to facilitate seamless integration and fast connections between the Co-Branded Service and the Itau Interactive Sites. The Itau Online Area shall include only Financial Services Content and links to Financial Services Content. The inclusion of any Content other than Financial Services Content and links to Financial Services Content in the Itau Online Area, (such as Content for social causes supported by Itau) shall be subject to AOLB's prior written approval. Content directly related to the sale of property repossessed by Itau shall be deemed to be Financial Services Content for purposes of this Section 1.10. [*]

     1.11 Special Edition Finance Channel.
          -------------------------------

          1.11.1    In General. In accordance with the terms of this Agreement,
                    ----------
                    AOLB will develop a Special Edition Finance Channel to replace the Standard Finance Channel on the Co-Branded Service. The Special Edition Finance Channel will contain certain editorial content and services that are different than the finance channel generally available on the AOLB Service (the "Standard Finance Channel"). The Content and Advertisements included in the Special Edition Finance Channel shall comply with the restrictions set forth in
                    Section 1.9 and, as provided herein, shall not include any Content from a Restricted Content Category or Advertisements from Restricted Advertisers. The Special Edition Finance Channel shall not display any trademark, service mark, logo, brand or indicia of source of any other Financial Institution, except in news and other Content feeds. The main screen of the Special Edition Finance Channel will look substantially similar to the screen shot attached hereto as Exhibit K, and all other screens of the Special Edition Finance Channel shall be substantially similar to the Standard Finance Channel; provided, however, that any promotions that are provided pursuant to a separate agreement between AOLB and Itau or its Affiliates shall expire in accordance with the terms of such agreement (e.g.,
                                                                           - -
                    banner ads for Itau). The Parties shall work together to determine what Content is included on the Special Edition Finance Channel in accordance with Section 1.9 and this
                    Section 1.11, but the look and feel of the Special Edition Finance Channel shall be determined by AOLB and shall be substantially the same as the look and feel of the Standard Finance Channel. AOLB shall, except as otherwise agreed by AOLB and Itau: (a) in its discretion in accordance with this
                    Section 1.11, program the main screen of the Special Edition Finance Channel primarily with Content used in the Standard Finance Channel (excluding any Content prohibited pursuant to Section 1.9), (b) promote Itau as an Anchor Tenant of the Special Edition Finance Channel provided that such Anchor Tenant button shall only link to Financial Services Content and information of general interest and applicability comparable to the Content provided by other Anchor Tenants,
                    (c) at Itau's option, instead of (b) above, in the event Itau develops an Independent Financial Services Portal as provided in Section 12.4.1, promote such Independent Financial Services Portal as an Anchor Tenant of the Special Edition Finance Channel and (d) program all of the buttons (but in no event less than three buttons) in the Finance Center (linking to Financial Services) on the Special Edition Finance Channel to link to sites selected by Itau, [*]

          1.11.2    Production. AOLB will be responsible for programming the
                    ----------
                    Special Edition Finance Channel in accordance with this Agreement and will make available and train personnel to perform such programming in accordance with the terms hereof. AOLB agrees that in the event that a negative news story derogatory of Itau is provided as a feed or headline on the Co-Branded Service, at Itau's request, AOLB will promptly distribute an Itau statement or press release regarding such story or headline on the Co-Branded Service in connection with such news story. AOL shall include appropriate disclaimers on the Co-Branded Service indicating that Content for the Co-Branded Service provided by third parties is neither provided nor endorsed by Itau. The text and location of such disclaimers shall be mutually agreed upon.

          1.11.3    Payment of Costs. Itau shall [*] without Itau's written
                    ----------------
                    approval, provided, however that Itau shall not be responsible for any fees attributable to Content used on both the Standard Finance Channel and the Special Edition Finance Channel unless such Content is acquired pursuant to new agreements entered into after the Effective Date or renewals of agreements existing as of the Effective Date. In the event that AOLB renews or enters into new agreements for Content included on the Special Edition Finance Channel, then as part of the Finance Channel Fee Itau shall be responsible for paying a Content fee equal to a percentage of AOLB's cost associated with providing Content under such new or renewed agreements, which percentage shall be based on the ratio of AOLB/Itau Subscribers to all subscribers of the AOLB Service (including for purposes of this Section 1.11.3, any other Co-Branded versions of the AOLB Service offered in the Territory). If such Content fees would result in exceeding the cap on the Finance Channel Fee set forth above, AOLB shall consult with Itau and provide Itau with such information as necessary for Itau to determine the fees associated with obtaining such Content for display on the Special Edition Finance Channel. In the event Itau does not approve payments in excess of the cap on the Finance Channel Fee within a reasonable period of time after requested by AOLB, AOLB shall have the right to not include such Content in the Special Edition Finance Channel. [*] AOLB will use commercially reasonable efforts to obtain the right to distribute on the Special Edition Finance Channel all Content included on the Standard Finance Channel for no greater fee than the fee charged for the right to distribute such Content on the Standard Finance Channel.

          1.11.4    Advertising. AOLB will have the exclusive right to sell
                    -----------
                    Advertisements on the Special Edition Finance Channel and shall be entitled to retain one hundred percent (100%) of the revenue received by AOLB or its agents from such Advertisements. All such Advertising shall comply with the requirements set forth in this Agreement.

     1.12 Performance Standards.
          ---------------------

          1.12.1    Tier 1 Failure. In the event Itau reasonably believes a Tier
                    --------------
                    1 Failure has occurred in a particular city after the Launch of the Co-Branded Service in such city, Itau may provide AOLB with written notice of such Tier 1 Failure. The methodology for determining a Tier 1 Failure will be as follows: Itau will [*] If in light of the results of these tests Itau claims that there was a Tier 1 Failure, AOLB and Itau will conduct system tests to validate or invalidate this claim promptly, but in no event will such testing commence more than ten (10) Business Days after receipt of notice from Itau. If a Tier 1 Failure is determined, AOLB shall use commercially reasonable efforts to resolve any Tier 1 Failure promptly. If notwithstanding such efforts, AOLB fails to cure such Tier 1 Failure within five (5) days after receipt of such notice, then as its sole remedy for such Tier 1 Failure, Itau shall have the right freely to inform AOLB/Itau Subscribers in such city of means of accessing Itau's interactive Financial Services and related Content other than the Co-Branded Service by specifically identifying the brands of other Access Providers until such time as AOLB cures such Tier 1 Failure.

          1.12.2    Tier 2 Failure.
                    --------------

                    (a) In the event Itau reasonably believes a Tier 2 Failure has occurred in a particular city after the Launch of the Co-Branded Service in such city, Itau may provide AOLB with written notice of such Tier 2 Failure. The methodology for determining a Tier 2 Failure will be as follows: Itau will [*] If in light of the results of these tests, Itau notifies AOLB that there was a Tier 2 Failure, AOLB and Itau will conduct tests to validate or invalidate this claim promptly, but in no event will such testing commence more than ten (10) Business Days after receipt of such notice from Itau. If a Tier 2 Failure is determined, AOLB shall use commercially reasonable efforts to promptly resolve such Tier 2 Failure. If notwithstanding such efforts, AOLB fails to cure such Tier 2 Failure within fifteen (15) days after receipt of such notice, then as its sole remedy for such Tier 2 Failure, Itau shall be relieved of its obligation not to market and otherwise promote Access Providers and ISP Products in such city as set forth in
                         Section 2.3.1 of this Agreement until such time as AOLB cures such Tier 2 Failure in such city.

                    (b) In the event that a Tier 2 Failure has occurred and as a direct consequence of such failure Itau reasonably appears likely to be unable to meet the Member Numbers, then, at Itau's request within ten (10) days after such Tier 2 failure, the Technical Committee shall promptly convene and discuss in good faith a Tolling Period. In the event that the Technical Committee is unable to reach agreement on such a Tolling Period within five
                         (5) days after the establishment of such failure, the matter shall be escalated to the President of AOLB and a comparable officer of Itau who shall, in good faith, attempt to reach agreement on such Tolling Period. In the event that despite such good faith efforts such officers cannot reach agreement on such a Tolling Period within five (5) days after the referral of the issue to such officers, there shall be no Tolling Period for such Tier 2 Failure and no Party shall be entitled to refer such matter to an arbitrator or court of competent jurisdiction. In the event that the Technical Committee or such officers reach agreement on a Tolling Period within such periods, such agreement shall be reduced to writing and signed by the President of AOLB and a comparable officer of Itau within 48 hours thereafter and the Member Numbers shall be tolled by such Tolling Period.

          1.12.3    Tier 3 Failure. In the event Itau reasonably believes a
                    --------------
                    material failure of the Co-Branded Service has occurred which results in the Co-Branded Service being continuously inaccessible to thirty-five (35%) percent of all AOLB Service access lines at any time after the Launch of the Co-Branded Service in the Initial Cities, Itau may notify AOLB of such failure and upon receipt of such notice AOLB shall promptly commence tracking and reporting on the accessibility of the AOLB Service. If a Tier 3 Failure is determined: (i) AOLB shall use commercially reasonable efforts to resolve such failure; and (ii) Itau shall be relieved of its obligation not to market or otherwise promote ISP Products or Access Providers in the affected Cities as set forth in Section 2.3.1 of this Agreement until such time as AOLB cures such failure in the affected cities. If the Co-Branded Service remains inaccessible to thirty-five (35%) percent of all AOLB Service access lines for a period of thirty (30) consecutive days other than as a result of a Force Majeure Event, such failure shall be deemed a "Tier 3 Failure." In the event Itau believes a Tier 3 Failure has occurred, at Itau's request, the Technical Committee shall promptly convene within forty-eight (48) hours after such request to determine whether a Tier 3 Failure has occurred. In the event the Technical Committee is unable to reach agreement on whether a Tier 3 Failure has occurred within five (5) days after referral of the matter to the Technical Committee, the matter shall be escalated to the President of AOLB and a comparable officer of Itau, who shall in good faith attempt to reach agreement on whether a Tier 3 Failure has occurred. In the event, such officers cannot reach agreement on whether a Tier 3 Failure has occurred, within five (5) days after the matter has been referred to them, Itau may refer such matter to Forty Five Day Arbitration, provided, however, that such referral must occur within thirty (30) days after the alleged Tier 3 Failure. In the event that the Technical Committee or such officers reach agreement on whether a Tier 3 Failure occurred within such periods, such agreement shall be reduced to writing and signed by the President of AOLB and a comparable officer of Itau within 48 hours after such agreement.

          1.12.4    Resolution of Disagreements. Except as otherwise provided in
                    ---------------------------
                    this Section 1.12 any disagreements regarding whether a Tier 1 Failure, Tier 2 Failure or Tier 3 Failure has occurred shall be resolved by Forty Five Day Arbitration in accordance with the procedures set forth in Section 13.4 of this Agreement.

          1.12.5    Tracking and Reporting. The Technical Committee will
                    ----------------------
                    mutually agree upon (i) the type and frequency of an appropriate set of reports to track the performance under this Agreement; and (ii) procedures for tracking the accessibility of the Co-Branded Service.

     1.13 E-mail Provision. Itau agrees that it will offer, on the Itau
          ----------------
          Interactive Sites, to each Itau Customer an e-mail address from AOLB as the means to receive communications from Itau. The name@aol.com (or
                                                                ------------
          such other domain name as mutually agreed by AOLB and Itau) assigned to Itau Customers will be the default e-mail address where Itau will send electronic bank correspondence to Itau Customers, unless requested otherwise by the Itau Customers. Subject to

          Section 1.9.3, AOLB can use the name@aol.com (or such other domain
                                          ------------
          name as mutually agreed) e-mail address to send promotional information to Itau Customers, which communications will be subject to the prior written approval of Itau, which such approval shall not be unreasonably delayed or withheld. Promptly after the Effective Date, Itau and AOLB will work to make the name@aol.com (or such other domain
                                              ------------
          name as mutually agreed) address and e-mail accessible on Itau's Interactive Sites, as the preferred way to receive e-mail from Itau. AOLB shall bear all reasonable actual direct costs incurred in connection with establishing such e-mail functionality. Nothing in this Section 1.13 shall obligate Itau to alter its corporate e-mail functionality or addresses.

     1.14 Billing.
          -------

          1.14.1    Development of Detailed Plan. As soon as commercially
                    ----------------------------
                    practicable after the Effective Date, but no later than sixty (60) days thereafter, the Parties shall develop a detailed plan for implementing the billing and customer support obligations in accordance with the Technical Operating Plan and Finance Plan.

          1.14.2    Billing Services. Except as provided below and subject to
                    ----------------
                    the Technical Operating Plan, Itau shall bill all AOLB/Itau Subscribers (excluding those AOLB/Itau Subscribers that elect other billing options as provided below) on behalf of AOLB for all charges owed to AOLB related to such AOLB/Itau Subscribers' use of the Co-Branded Service in excess of the free hours ("Subscriber Fees"), and collect all amounts due therefor (the "Billing Services"). Itau shall provide the Billing Services for a fee equal to Itau's reasonable, actual direct costs of performing such services (the "Billing Services Fee") which Billing Services Fee shall be no greater than the market price customarily charged by Itau for comparable quantities of similar services and competitive with the market prices of other providers for similar services. As described in more detail in the Technical Operating Plan, AOLB/Itau Subscribers may elect billing options pursuant to which Persons other than Itau provide billing services. With respect to AOLB/Itau Subscribers for whom Itau provides billing services who fail to timely pay some or all Subscriber Fees, Itau may elect to: (a) terminate such AOLB/Itau Subscriber's account for the Co-Branded Service within fifteen (15) days after the date such late payment was due (provided that such AOLB/Itau Subscriber may reactivate such account upon full payment of all amounts owed within six (6) months of the date of such termination), in which case Itau shall be responsible for the Hours Payments with respect to such AOLB/Itau Subscriber and AOLB shall be responsible for all other fees associated with such subscribers' use of the Co-Branded Service or (b) pay to AOLB the Subscriber Fees due from such AOLB/Itau Subscriber until such time as Itau elects to terminate such AOLB/Itau Subscriber in accordance with the Technical Operating Plan and the Finance Plan. As part of the Technical Operating Plan, the Parties shall develop a means of coordinating with respect to terminating such AOLB/Itau Subscribers or, at AOLB's option, converting such AOLB/Itau Subscriber into a subscriber of the AOLB Service, in which case such subscriber shall no longer be an AOLB/Itau Subscriber and shall no longer access the Co-Branded Service and Itau shall no longer pay any fees to AOLB for such subscriber's use of the AOLB Service. The Parties shall cooperate to design and develop a system that permits the exchange of relevant data related to billing so that Itau may bill such AOLB/Itau Subscribers using its existing billing system (such billing system modified for the billing of AOLB/Itau Subscribers, the "Billing System"). Itau shall be responsible for ensuring that the Billing System complies with all applicable laws related to billing consumers for transactions of the type contemplated in this Agreement. Each Party shall own all right, title and interest in and to any software and other materials created by such Party with respect to its systems.

     1.15 Customer Support. Subject to the allocation of responsibilities set
          ----------------
          forth in this Section 1.15, each of AOLB and Itau shall respond promptly and professionally to questions, comments, complaints and other reasonable requests regarding the Itau Online Area or the Co-Branded Service by AOLB/Itau Subscribers or at the request of the other Party and shall cooperate and assist the other in promptly answering the same. Pursuant to the Technical Operating Plan, AOLB shall operate a customer support call center and shall be responsible for responding to all questions related to the Co-Branded Service other than questions pertaining to the Licensed Content. Itau shall be responsible for responding to all questions related to the Licensed Content and the Financial Services available thereby, and AOLB as the primary recipient of customer support calls shall transfer all such calls regarding such questions to Itau. Each Party shall ensure that it has sufficient customer support services available to promptly respond to such questions. Itau may assume all customer support for the Co-Branded Service in accordance with the Finance Plan and the Technical Operating Plan.

     1.16 In-Kind Promotion. As part of the consideration for this Agreement,
          -----------------
          AOLB and Itau are providing each other with certain in-kind consideration in connection with the following activities: (a) AOLB is providing Itau with distribution and carriage, including with regard to the Special Edition Finance Channel, the Co-Branded Service and the Anchor Tenancy granted to Itau and (b) Itau is providing AOLB with certain brand co-marketing and promotion. AOLB and Itau shall use commercially reasonable efforts to identify and agree upon the value of such in-kind activities. In the event AOLB and Itau so identify and mutually agree upon an in-kind value that has been provided by each of AOLB and Itau to the other, a third party experienced in media valuation shall confirm such value at AOLB's expense. If AOLB and Itau so agree, AOLB and Itau shall invoice each other for this amount annually on each anniversary of the Effective Date; provided, however, that neither AOLB nor Itau shall be obligated to pay any amount in excess of the in-kind value of its activities. In the event that despite such commercially reasonable efforts and the escalation of the issue to the President of AOLB and a comparable officer of Itau, AOLB and Itau do not so agree, they shall not be entitled to invoice each other for any in-kind activities nor shall either be entitled to refer such matter to an arbitrator or court of competent jurisdiction.

2.   MARKETING OF CO-BRANDED SERVICE.

     2.1  Promotion of the Co-Branded Service.
          -----------------------------------

          2.1.1   Marketing Committee and Technical Committee. The Parties shall
                  -------------------------------------------
                  establish: (a) a marketing committee ("Marketing Committee") to review the implementation of the Marketing Plan developed pursuant to Section 2.1.2 below and (b) a technical committee (the "Technical Committee") to oversee the implementation of the technical and operational aspects of this Agreement (including the development and rollout of new devices and connectivity) and the obligations of the Parties set forth in the Technical Operating Plan. The Marketing Committee and the Technical Committee shall each consist of two representatives of each of AOLB and Itau. The initial representatives shall be designated by the Parties promptly after the Effective Date. The Technical Committee representatives shall be appropriately qualified and the Marketing Committee representatives shall be senior officials of each Party. The Marketing Committee and the Technical Committee shall each meet regularly, in no event less than quarterly, at mutually agreed upon locations and times. At each quarterly meeting, the Marketing Committee shall review the effectiveness of the Marketing Plan and Itau may accept the Marketing Committee's proposed recommendations for modifications thereto. Each Party shall bear any costs it incurs in connection with its participation on the Marketing Committee and the Technical Committee.

          2.1.2   Marketing Activities. The Co-Branded Service shall be Co-
                  --------------------
                  Branded as determined by the Marketing Committee and, unless otherwise mutually agreed, the branding for the Co-Branded Service shall contain both the Itau and the America Online brands. Itau's offering, marketing and promotion of the Co-Branded Service and Customized Client shall be in accordance with a marketing plan developed by Itau in its sole discretion in consultation with the Marketing Committee as soon as commercially practicable after the Effective Date but in no event later than [*] days thereafter (the "Marketing
                  Plan"). The initial Marketing Plan shall describe Itau's intended marketing efforts for the first Marketing Year. Each Marketing Plan shall be reasonably consistent with the Marketing Guidelines. The Marketing Plan shall some marketing activities in each of the Initial Cities and any New Cities. In each of the first five (5) Marketing Years, Itau shall perform at least the Minimum Marketing Commitments. Without limiting Itau's obligations hereunder, AOLB acknowledges that Itau shall not be obligated to spend a particular amount of money on, or commit a particular amount of resources for, either specific or overall marketing activities hereunder unless otherwise mutually agreed or specified in a Marketing Plan. After the first anniversary of the Launch Date, the Marketing Plan may be updated regularly by Itau in its discretion, in consultation with the Marketing Committee to reflect the marketing efforts Itau reasonably believes are necessary to achieve the Verified Member Reference Numbers. The Co-Branded Service shall be marketed and promoted as the premier and the principal means of accessing Itau's interactive Financial Services and related Content by means of ISP Products. During the five (5) year period beginning on the Launch Date, Itau shall engage in a commercially reasonable level of marketing that Itau reasonably believes is sufficient to meet the Verified Member Reference Numbers. After such five (5) year period Itau shall engage in a commercially reasonable level of marketing. Itau shall use commercially reasonable efforts to provide the Customized Client primarily to Itau Customers and, in the absence of approval from AOLB, such approval not to be unreasonably withheld, Itau shall not (a) acquire or use third party databases or mailing lists of non-Itau Customers for the specific purpose of distributing Customized Clients or marketing or otherwise promoting the Co-Branded Service or (b) engage in any marketing efforts for the Co-Branded Service not designed to benefit Itau Customers or reasonably targeted towards increasing the use of Itau's Financial Services by Itau and non-Itau Customers or increasing the amount of customers of Itau. This Section shall not prohibit Itau from purchasing general online or offline media advertisements promoting the Co-Branded Service or from using mass marketing techniques or third party databases to promote its Financial Services to non-Itau Customers, or from mentioning the Co-Branded Service in such advertisements, but Itau shall not distribute Customized Clients in connection with such promotion without AOLB's prior consent. Itau shall pay all expenses related to Itau's marketing and promotion of the Co-Branded Service and Customized Client and shall pay AOLB for AOLB's reasonable direct costs of providing and delivering all marketing materials requested by Itau (except to the extent expressly provided otherwise in Section 2.2). AOLB and Itau will discuss and agree upon measures to facilitate the migration of members of the AOLB Service who are Itau Customers to become AOLB/Itau Subscribers. Itau acknowledges that a primary means for accomplishing such migration shall be through promotion on the AOLB Service purchased by Itau.

     2.1.3        Benefits for Itau Customers. In order to encourage Itau
                  ---------------------------
                  Customers to register for the Co-Branded Service, Itau shall provide to approved Itau Customers that register for the Co-Branded Service an amount of free hours determined by Itau in its reasonable discretion subject to this Section 2.1.3. As part of the registration process set forth in the Technical Operating Plan, promptly after each Itau Customer registers for the Co-Branded Service, Itau shall notify AOLB whether such customer is approved by Itau for free hours (an "Approved Subscriber"). If such Itau Customer is an Approved Subscriber, such customer shall become an AOLB/Itau Subscriber. If such Itau Customer is not an Approved Subscriber, such Itau Customer shall not receive the Co-Branded Service or become an AOLB/Itau Subscriber, but AOLB may provide such Customer the opportunity to register for the AOLB Service. During the first five (5) years of the Term, Itau shall provide each Approved Subscriber a minimum of one free hour per month of access and use of the Co-Branded Service. Thereafter, AOLB and Itau shall mutually agree on the minimum number of free hours to be provided to future Approved Subscribers, provided that, in the event that AOLB and Itau do not so agree, the maximum number of free hours Itau shall be required to offer future Approved Subscribers shall be one-half hour per month. Subject to the foregoing minimum numbers of hours and the Finance Plan, Itau shall provide each Approved Subscriber with such number of free hour(s) per month as determined by Itau. Itau may offer such Approved Subscriber additional hours on the Co-Branded Service, in Itau's sole discretion, at a discount provided that Itau pays the fees required in Section 2.1.4. Itau may increase or reduce the number of hours it provides to an Approved Subscriber at any time, such change to be effective upon the commencement of such Approved Subscriber's next billing cycle; provided that
                  (i) if such change will decrease the number of hours provided to more than 10% of the Upsold Subscribers in any six (6) month period, AOLB and Itau must mutually agree on such change before Itau may implement such change with respect to such Upsold Subscribers, and (ii) if such change will decrease the number of hours provided to more than 10% of the Approved Subscribers who are not Upsold Subscribers in any six (6) month period, Itau shall provide to AOLB written notice sixty
                  (60) days before it may implement such change with respect to such Approved Subscribers. For each Approved Subscriber who is an Upsold Subscriber, Itau shall either provide the number of free hour(s) determined by Itau with respect to the payment plan selected by such Upsold Subscriber or offer a discounted package, all as provided in the Finance Plan.

          2.1.4   Payment For Free Hours for AOLB/Itau Subscribers. Each month
                  ------------------------------------------------
                  (other than the first month of any free trial period) for each AOLB/Itau Subscriber whether or not an Upsold Subscriber, Itau shall pay to AOLB the amounts (the "Hours Payments") set forth in a finance plan agreed between the Parties (the "Finance Plan"), which Finance Plan shall be consistent with the guidelines attached hereto as Exhibit F. The amount Itau shall pay for each free hour (or fraction thereof) provided to AOLB/Itau Subscribers, or for each discounted hour (or fraction thereof) provided to AOLB/Itau Subscribers, and the amount for each AOLB/Itau Subscriber that is inactive shall be as set forth in the Finance Plan. The Finance Plan will also contain the methodology for calculating costs for free hours for ISP Products not available from AOLB as of the Effective Date. The Finance Plan shall be reviewed biannually by the Technical Committee and updated as appropriate by mutual agreement of AOLB and Itau in writing signed by authorized officers of AOLB and Itau of a vice president level. In the event the Technical Committee is unable to reach agreement on any such updates, either AOLB or Itau may escalate the issue to the President of AOLB and a comparable officer of Itau who shall in good faith attempt to reach agreement on such updates. In the event such officers cannot reach agreement, the then-current Finance Plan or guidelines in Exhibit F, as the case may be, shall remain in effect.

          2.1.5   Trial Period for Itau Customers. Itau Customers who register
                  -------------------------------
                  for the Co-Branded Service shall be offered a free trial period as set forth in the Finance Plan. At all times during the Term, Itau Customers that register for the Co-Branded Service shall receive the benefit of any more favorable then-available free trial period offers from AOLB (e.g., first six
                                                                - -
                  months free to customers of a particular Financial Institution or other

                  Person) other than offers extended by AOLB (alone or in conjunction with other Persons other than Financial Institutions) to classes of consumers based on their social needs or charitable purpose, such as schools, school children, handicapped consumers and underprivileged consumers. AOLB shall use commercially reasonable efforts to prevent terminated AOLB/Itau Subscribers from registering for a free offer for the AOLB Service within twelve (12) months after the date of termination for each such AOLB/Itau Subscriber. In the event that Itau desires not to provide free hours to a non-Itau Customer that registers for the Co-Branded Service, Itau shall notify AOLB, no later than one month after such Person's registration for the Co-Branded Service. Such Persons shall have the option to: (i) become AOLB Members of the AOLB Service, in which case such Person shall not be an AOLB/Itau Subscriber; or (ii) terminate his or her subscription to the Co-Branded Service.

          2.1.6   Joint Marketing of Co-Branded Service. AOLB may include Itau
                  -------------------------------------
                  in marketing the Co-Branded Service and the AOLB Service to entities entering marketing agreements with AOLB in the Territory where (i) AOLB reasonably believes that Itau can add value to such relationship and Itau agrees to offer such value, or (ii) Itau has an existing business relationship with such entity, and such entity desires Itau's participation in such relationship. AOLB will in its discretion identify such opportunities during the quarterly meetings of the Management Committee as well as on an ad hoc basis. Except as provided in Sections 1.9 and 6.1 and elsewhere in this Agreement, nothing in this Agreement shall restrict AOLB's right, at its expense to use the AOLB Programmable Space and to conduct a reasonable number of online marketing campaigns to encourage AOLB/Itau Subscribers to use more than the free hours allocated to such AOLB/Itau Subscribers by Itau, and AOLB shall consult with Itau prior to conducting any offline campaign specifically for such purpose.

2.2  Itau Distribution of Customized Client.
     --------------------------------------

          Subject to Article 6, Itau shall distribute CD-ROMs containing the Customized Client in accordance with the Marketing Plan and this Agreement. Itau shall use commercially reasonable efforts to distribute such CD-ROMs primarily to Itau Customers. Itau shall pay AOLB for all expenses related to production and delivery of the CD-ROMs containing the Customized Client requested by Itau, except that AOLB shall provide the first three (3) million CD-ROMs containing the Customized Client at its expense (not including any packaging, kits or marketing materials). The final marketing materials and kits containing the CD-ROMs will be mutually agreed upon in accordance with
          Section 6.1. Neither AOLB nor Itau shall unreasonably withhold its approval of such materials or kits. AOLB shall charge Itau its reasonable, actual direct cost of producing and delivering CD-ROMs.
          At Itau's option, AOLB shall provide Itau with a goldmaster CD-ROM with the then-current version of the Customized Client and Itau may reproduce the CD-ROMs on its own for the sole purpose of distributing such CD-ROMs in accordance with this Agreement. AOLB shall use commercially reasonable efforts to provide Itau with requested CD-ROMs within thirty (30) days of receiving a written order for such CD-ROMs from Itau; provided, however, that AOLB shall have no obligation to fulfill any orders for CD-ROMs until ninety (90) days after the date AOLB has completed the Initial Deliverables. Itau acknowledges and agrees that AOLB requires at least thirty (30) days to complete the preparation and delivery of CD-ROMs containing the Customized Client. If AOLB fails to deliver to Itau the numbers of CD-ROMs reasonably requested by Itau in accordance with the Marketing Plan within sixty
          (60) days after such CD-ROMs are requested in writing by Itau: (a) if as a direct consequence of such failure Itau reasonably appears likely to be unable to meet the Minimum Marketing Commitments during such Marketing Year then, at Itau's request within fifteen (15) days after the date of such failure, the Marketing Committee will meet to agree upon a reasonable reduction in the Minimum Marketing Commitments for such Marketing Year reflecting the extent to which Itau is precluded from meeting such Minimum Marketing Commitments as a direct consequence of such failure; and, in addition, (b) if as a direct consequence of such failure to deliver CD-ROMs Itau reasonably appears likely to be unable to satisfy the Member Numbers, then, at Itau's request within fifteen (15) days after the date of such failure, the Marketing Committee will meet to agree upon a reasonable Tolling Period for achieving such Member Numbers. In the event the Marketing Committee is unable to reach agreement on whether such a reduction and/or tolling is warranted and/or the extent of such reduction or duration of such Tolling Period within fifteen (15) days after the referral of the issue to the Marketing Committee, either Party may refer such disagreement for resolution to Forty Five Day Arbitration within thirty (30) days thereafter.

     2.3  Exclusivity Regarding Itau Marketing.
          ------------------------------------

          2.3.1   In General. Nothing in this Agreement shall limit the right of
                  ----------
                  Itau and its Affiliates to freely distribute their content and services on ISP Products, including ISP Products of third parties competitive with AOLB. Except as provided in this
                  Section 2.3 hereafter, within the Territory, Itau (including, for all purposes of the remainder of this Section 2.3, its Affiliates that are Financial Institutions) shall not: (a) offer any ISP Product other than that of AOLB, (b) brand or Co-Brand any ISP Product (other than AOLB's); or (c) (i) license, authorize or affirmatively assist any Person (including Itau's non-Financial Institution Affiliates) in promoting any ISP Product (other than AOLB's), or (ii) market or otherwise promote any ISP Product (other than AOLB's), except to the extent necessary to inform Itau Customers that Itau Financial Services Content is available on or through such ISP Products. In the event that it is necessary to inform Itau Customers that Itau Financial Services Content is available on or through an ISP Product (other than AOLB's):
                  (i) Itau shall not mention any brand of an Access Provider (other than AOLB) if it can inform Itau Customers of such availability without mentioning any brand of such an Access Provider (other than AOLB) (e.g., by mentioning only the type
                                              - -
                  of ISP Product), and (ii) such information and promotion shall in any event be significantly less prominent and of significantly more limited scope than Itau's promotion of the Co-Branded Service. If Itau forms a Portal Entity, and such Portal Entity is a non-Financial Institution Affiliate of Itau, then Itau shall not license, authorize or otherwise affirmatively assist such Portal Entity in targeting any Advertisements for any ISP Product directly to Itau Customers or AOLB/Itau Subscribers. Notwithstanding anything contained herein, this
                  Section 2.3 applies only to products and services intended primarily for individuals and shall not limit Itau's rights with respect to the branding, Co-Branding, offering, marketing or promoting of products and services for conducting business-to-business transactions not involving individual consumers. The Itau Service shall be treated the same as ISP Products for purposes of subpart (c) of this Section 2.3.1 and other related provisions thereto, provided, however, that for so long as the Itau Service provides access controlled by Itau to selected Internet sites on a single server or a limited (i.e., small) number of servers and the Itau Service does not provide general access to the Internet network (e.g., without having functionality where a user can access Internet sites, other than those sites selected by Itau as provided above), Itau's rights to inform Itau Customers that Itau Financial Services Content is available on or through the Itau Service shall, notwithstanding any other provision of this Agreement, include the right to identify or describe how to join or subscribe to the Itau Service, provided however, that all such information and promotion of the Itau Service shall in any event be significantly less prominent and of significantly more limited scope than Itau's promotion of the Co-Branded Service. Itau's offering, branding, Co-Branding, marketing and promotion of Non-ISP Products with Access Providers shall be addressed on a product-by-product basis as provided in Section 12.2. Nothing in this Section 2.3 shall restrict Itau's ability to offer, brand, Co-Brand, customize, market or promote Non-ISP Products with any Person, including an Access Provider, and including by mentioning the brand name of such Access Provider (e.g. a Co-Branded Affinity Card or wallet technology), however (i) any such activities regarding such Person's ISP Products shall be fully subject to this Section 2.3; and (ii) Itau may not combine a Non-ISP Product offering of an Access Provider permitted pursuant to Section 12.2 with another Non-ISP Product offering of an Access Provider for which Itau did not approach AOLB as required in Section 12.2. Itau's ability to execute an agreement with an Access Provider for the financing of a general purpose device that is capable of connecting to the Internet (e.g. a PC financing deal) shall be addressed in accordance with Section 12. After complying with the provisions of Section 12, Itau may execute an agreement with such Access Provider in accordance with the following terms:(i) [*]; (ii) [*]; (iii) [*]; and (iv) [*].

          2.3.2   New ISP Products.
                  ----------------

                  (a)    In General. It is the intention of AOLB and Itau to
                         ----------
                         create a Co-Branded version of all of the ISP Products that AOLB offers in the Territory. During the Technical Committee meetings, AOLB and Itau shall regularly discuss: (i) the introduction of new ISP Products in the Territory; and (ii) technological changes to then-current ISP Products.

                  (b)    New ISP Products Offered by AOLB. On or before the date
                         --------------------------------
                         AOLB intends to make available a new ISP Product in the Territory, AOLB shall offer Itau the opportunity to create a Co-Branded version of such ISP Product by calling a meeting of the Technical Committee and presenting the request at such meeting. At such meeting, AOLB shall advise Itau of the date that it intends to introduce such ISP Product in the Territory. Within two (2) weeks after such meeting, Itau will notify AOLB whether it desires to commence offering a Co-Branded version of such ISP Product in the Territory, and on what date it intends to commence marketing and promoting such ISP Product. If Itau elects to offer a Co-Branded version of such ISP Product in the Territory, then such Co-Branded version shall be incorporated into this Agreement in accordance with Section 2.3.2(d) below. If Itau either elects (a) not to create a Co-Branded version of such ISP Product; or (b) not to commence marketing and promotion of such ISP Product within the Territory within the reasonable time period for promotion requested by AOLB (which time period shall not be less than [*], then AOLB may market and otherwise promote such ISP Product with other Financial Institutions in accordance with Section 2.3.2(e) below.exit


                  (c)    New ISP Products Not Offered by AOLB. If: (i) (x) an
                         ------------------------------------
                         ISP Product is available in the Territory from third parties and not from AOLB or (y) a third party has approached Itau regarding its ISP Product that will be available in the Territory in the near future and (ii) it is important to Itau's core business to be able to market and otherwise promote such ISP Product, then Itau may request that AOLB offer such ISP Product by calling a meeting of the Technical Committee and presenting the request at such meeting. At such meeting, Itau shall advise AOLB of the activities it desires to engage in with respect to such ISP Product and the date on which it wishes to commence such activities. Within two (2) weeks after such meeting, AOLB will notify Itau whether AOLB intends to offer such ISP Product in the Territory, and on what date it intends to commence offering such ISP Product. If AOLB elects to offer such ISP Product in the Territory within the reasonable time period requested by Itau (which time period shall be no less than [*] except with respect to an ISP Product related to televisions such as "Web TV," in which case such time period shall be no less than [*], then such Co-Branded version of the ISP Product shall be incorporated into this Agreement in accordance with Section 2.3.2(d) below. If AOLB elects (a) not to offer such ISP Product in the Territory, or (b) not to offer such ISP Product in the Territory within the reasonable time period requested by Itau, then Itau may market and otherwise promote such ISP Product and the brand of other Access Providers in accordance with Section 2.3.2(f) below.

                  (d)    Rights and Obligations of the Parties When Itau Elects
                         ------------------------------------------------------
                         to Offer a Co-Branded Version of a New AOLB ISP
                         -----------------------------------------------
                         Product. If Itau elects to create a Co-Branded version
                         -------
                         of an AOLB ISP Product in the Territory pursuant to
                         Section 2.3.2(b) or 2.3.2(c), Itau shall market and promote such ISP Product under the terms and conditions of this Agreement, to the extent applicable and, where applicable, the terms "Co-Branded Service" and "AOLB Service" shall be deemed to include such ISP Product, provided, however that any assessments of comparability between the Co-Branded Service and the AOLB Service shall be made on an ISP Product-by-ISP Product basis. To the extent the terms and conditions herein are inapplicable, the Parties shall meet and in good faith work to agree upon adjustments to such inapplicable terms and conditions in a manner that is consistent with and best reflects the spirit of the relationship between the Parties under the Agreement. For the avoidance of doubt, a Party's obligation under this
                         Section 2.3.2 and Sections 2.3.3 and 2.3.5 to discuss certain subjects with another Party shall not include an obligation to discuss with such other Party's Affiliates. In the absence of such an agreement, either AOLB or Itau may refer the issue of (i) the applicability of the terms and conditions of this Agreement to such ISP Product and, (ii) if such terms and conditions are not applicable, equitable adjustments to such terms and conditions, to nonbinding mediation for resolution in accordance with Section
                         13.7. With respect to the Co-Branded version of such ISP Product: (a) in no event shall AOLA or AOLB be required to pay any additional amounts to Itau, provided however, that AOLB shall perform at its expense such initial Co-Branded customizations for the Co-Branded version of such ISP Product as are mutually agreed; (b) in no event shall Itau be obligated to increase its marketing obligations hereunder; and (c) in no event shall the Parties alter the amount of any payments set forth in Section 11.2.5, or the Member Numbers. Additionally, the Co-Branded version of such ISP Product shall be substantially the same as AOLB's generally available version of such ISP Product in terms of both technology and breadth of Content, except to the extent such Co-Branded ISP Product is modified in accordance with this Agreement. If such new ISP Product is a Free Internet Access Service in the Territory, Itau shall not be obligated to pay any fee in connection with Itau Customers' subscription to, or use of, such ISP Product. When AOLB introduces the Co-Branded version of such new ISP Product, Itau shall market and promote such new ISP Product as the premier and the principal means of accessing Itau's interactive Financial Services and related Content through such ISP Product in the Territory.

                  (e)    Rights and Obligations of the Parties When Itau Elects
                         ------------------------------------------------------
                         Not to Offer a Co-Branded Version of a New AOLB ISP
                         ---------------------------------------------------
                         Product. If Itau pursuant to Section 2.3.2(b) elects
                         -------
                         not to create a Co-Branded version of a new ISP Product in the Territory or will not commence marketing or promotion of a new ISP Product in the Territory in the period of time reasonably requested by AOLB (which time period shall be no less than [*] then, except as otherwise agreed by AOLB in writing, AOLB may enter into any agreement with another Financial Institution regarding such ISP Product, provided that such agreement complies with the provisions of this Agreement. Notwithstanding the foregoing, in the event that AOLB's only reasonable option with respect to the offering, marketing or promotion of such ISP Product with a Financial Institution in the Territory is to enter into an agreement that would violate the provisions of Section 7.1, then AOLB shall notify Itau in writing of its intent to enter into such an agreement. AOLB may not enter into any such agreement during the two-week period immediately following Itau's receipt of such notice. If during such two-week period, Itau notifies AOLB in writing that it desires to create a Co-Branded version of such new ISP Product in the Territory within the initial time period requested by AOLB pursuant to Section 2.3.2(b), then the Parties shall follow the procedures set forth in Section 2.3.2(d) hereof. Alternatively, if, during such two week period, Itau: (a) fails to respond to AOLB's notice, or (b) notifies AOLB in writing that it does not desire to create a Co-Branded version of such new ISP Product in the Territory within the initial time period requested by AOLB (which time period shall be no less than [*], then AOLB may immediately terminate its exclusivity obligations under Sections 7.1 and 2.3 with respect to such ISP Product by written notice to Itau at any time within [*] days thereafter, and may enter into such agreement with any Financial Institution. If AOLB terminates its exclusivity obligations in accordance with the foregoing, then Itau may, at its option, by written notice to AOLB within [*] after such termination, elect to: (i) terminate its exclusivity obligations under Section 2.3 with respect to such ISP Product, or (ii) terminate its exclusivity obligations under Section 2.3 with respect to all current and future ISP Products. If Itau elects to terminate all of its obligations under Section 2.3 with respect to all current and future ISP Products in the Territory, then AOLB may, at its option, by written notice to Itau within thirty (30) days after such termination: (x) terminate its exclusivity obligations under Sections 2.3 and 7.1 with respect to all current and future ISP Products in the Territory, or (y) terminate this Agreement in its entirety. In the event Itau's election under this
                  Section is to terminate only its exclusivity obligations under
                  Section 2.3 with respect to such ISP Product in the Territory, then AOLB shall not promote the version of the ISP Product that it Co-Branded with a third party Financial Institution unless it is promoting the Co-Branded Service, in which case it will promote such other version less prominently than it promotes the Co-Branded Service.

          (f)     Rights and Obligations of the Parties When AOLB Does Not Offer
                  --------------------------------------------------------------
                  a New ISP Product. If AOLB pursuant to Section 2.3.2(c) elects
                  -----------------
                  not to offer a particular new ISP Product in the Territory or will not commence offering a new ISP Product in the Territory in the period of time reasonably requested by Itau (which time period shall be no less than [*], except as otherwise agreed by Itau in writing, Itau may enter into any agreement with another Access Provider regarding such ISP Product, provided that such agreement complies with the provisions of this Agreement. Notwithstanding the foregoing, in the event that Itau's only reasonable option with respect to distributing Content and Financial Services in the Territory through such ISP Product with an Access Provider is to enter into an agreement that would violate the provisions of Section 2.3.1, then Itau shall notify AOLB in writing of its intent to enter into such an agreement. Itau may not enter into any such agreement during the two-week period immediately following AOLB's receipt of such notice. If during such two-week period, AOLB notifies Itau in writing that it desires to offer such new ISP Product in the Territory within the initial time period requested by Itau pursuant to Section 2.3.2(c), then the Parties shall follow the procedures set forth in Section 2.3.2(d) hereof. Alternatively, if, during such two week period, AOLB: (a) fails to respond to Itau's notice, or (b) notifies Itau in writing that it does not desire to offer such new ISP Product in the Territory within the initial time period requested by Itau, then Itau may immediately terminate its exclusivity obligations under Section 2.3 with respect to such ISP Product by written notice to AOLB at any time within [*] thereafter, and may enter into such agreement with any Access Provider. If Itau terminates its exclusivity obligations in accordance with the foregoing, then AOLB may, at its option, by written notice to Itau within [*] after such termination, elect to: (i) terminate its exclusivity obligations under Sections 2.3 and 7.1 with respect to such ISP Product, or (ii) terminate its exclusivity obligations under Sections 2.3 and 7.1 with respect to all current and future ISP Products. If AOLB elects to terminate all of its obligations under Section 2.3 and Section 7.1, then Itau may, at its option, by written notice to AOLB within thirty (30) days after such termination: (x) terminate its exclusivity obligations under Section 2.3 with respect to all current and future ISP Products, or (y) terminate this Agreement in its entirety. In the event AOLB elects not to terminate its obligations under Sections 2.3 and 7.1 or terminates only such obligations with respect to such ISP Product, Itau shall not promote such ISP Product in the Territory in connection with such Access Provider as prominently as it promotes the Co-Branded Service.

          2.3.3   Noncompetitive AOLB ISP Products.
                  --------------------------------

                  (a)  Review of Competitiveness. During the Term, the Technical
                       -------------------------
                       Committee shall regularly discuss the quality of the technology used in the Co-Branded versions of the ISP Products in the Territory. In the event that Itau believes that (i) AOLB's technology with respect to any such ISP Product in the Territory is not as a whole competitive with similar ISP Products offered by third parties, and (ii) AOLB or Itau is losing its market share with respect to ISP Products or Financial Services, respectively, relative to its [*] directly as a result of such lack of competitiveness, the Technical Committee shall discuss Itau's concerns and attempt to determine a mutually agreeable means of addressing such concerns. In the event that, notwithstanding such attempts, AOLB and Itau cannot agree on such a means, Itau may refer the matter to Forty-Five Day Arbitration. If either the Technical Committee determines or Itau receives a final arbitral ruling that (A) such AOLB ISP Product when considered as a whole is not technologically competitive with similar ISP Products offered by third parties and
                       (B) AOLB or Itau is losing its market share with respect to ISP Products or Financial Services, respectively, relative to its [*] directly as a result of such lack of competitiveness, then (b) AOLB and Itau shall within forty-eight hours thereafter unless otherwise mutually agreed convene the Technical Committee to discuss this matter. If during such meeting, AOLB advises Itau that, within the reasonable time period requested by Itau (which time period shall be no less than [*]: (i) it will not modify such ISP Product in accordance with the recommendations of the Technology Committee or the arbitral ruling or (ii) it cannot develop or acquire such competitive technology, then Itau may market and promote versions of such third-party ISP Product in the Territory in accordance with Section 2.3.3(b).

                  (b)  Rights With Respect to Non-Competitive Technology. If an
                       -------------------------------------------------
                       AOLB ISP Product is determined by the Technical Committee or a final arbitral ruling not to be technologically competitive as a whole pursuant to Section 2.3.3(a), and AOLB elects not to cure the lack of competitiveness of such ISP Product within the reasonable time period requested by Itau (which time period shall be no less than [*], except as otherwise agreed in writing, Itau may enter into any agreement with another Access Provider regarding such ISP Product, provided that such agreement complies with the provisions of this Agreement. Notwithstanding the foregoing, in the event that Itau's only reasonable option with respect to distributing Content and Financial Services through a substantially similar third-party ISP Product is to enter into an agreement that violates Section 2.3.1, then Itau shall notify AOLB in writing of its intent to enter into such an agreement. Itau may not enter into any such agreement during the two-week period immediately following

                       AOLB's receipt of such notice. If during such two-week period, AOLB notifies Itau in writing that it desires to cure the lack of competitiveness of such ISP Product within the reasonable time period requested by Itau, AOLB shall cure such lack of competitiveness and Itau shall not enter any agreement that violates Section 2.3. Alternatively, if, during such two-week period, AOLB (a) fails to respond to Itau's notice, or (b) notifies Itau in writing that it does not desire to cure such lack of competitiveness within the initial time period requested by Itau, then Itau may immediately terminate its exclusivity obligations under Section 2.3.1 with respect to such ISP Product by written notice to AOLB at any time within [*] thereafter, and may enter into such agreement with any Access Provider. If Itau terminates its exclusivity obligations in accordance with the foregoing, then AOLB may, at its option, by written notice to Itau within [*] after such termination, elect to (i) terminate its exclusivity obligations under Sections 2.3 and 7.1 and with respect to such ISP Product, or (ii) terminate its exclusivity obligations under Sections 2.3 and 7.1 with respect to all current and future ISP Products. If AOLB elects to terminate all of its obligations under Sections 2.3 and 7.1, then Itau may, at its option, by written notice to AOLB within [*] after such termination:
                       (x) terminate its exclusivity obligations under Sections
                       2.3 with respect to all current and future ISP Products, or (y) terminate this Agreement in its entirety. In the event AOLB elects not to terminate its obligations under Sections 2.3 and 7.1 or terminates only such obligations with respect to such ISP Product, Itau shall not promote such ISP Product in connection with such Access Provider as prominently as it promotes the Co-Branded Service.

                  (c)  PC Narrowband. Notwithstanding anything contained herein,
                       -------------
                       the provisions of this Section 2.3.3 shall not apply to the Co-Branded Service for personal computers accessible through narrowband connectivity during the first five (5) years of the Term.

          2.3.4   Interpretation.
                  --------------

                  (a) For purposes of this Agreement: (i) the term "promote" (including any variations thereof) shall include any activities and information that (a) are designed to or have the effect of advancing or furthering recognition or value associated with the brands associated with the applicable ISP Product or (b) identify or describe how to join or subscribe to an ISP Product offering, provided, however, that (c) the use of a brand name shall not "per se" be deemed to constitute promotion; (ii) the term "inform" (including any variations thereof) shall mean advertising or notifying individuals of the availability of Itau's Financial Services by means of an ISP Product (other than AOLB's) without (a) advancing or furthering recognition or value associated with the brands associated with the applicable ISP Product or (b) identifying or describing how to join or subscribe to an ISP Product offering except as otherwise provided in Sections 2.3.1 or 2.3.2; and (iii) identifying an ISP Product without identifying any associated brand name or logo shall be deemed to constitute "informing", however, the identification of such ISP Product shall be less prominent than the promotion of the Co-Branded Service.

                  (b) The Parties acknowledge that the following activities are examples of activities permitted hereunder: (i) Itau may promote the URL's for the Itau Interactive Sites and the availability of Itau's products and services at such URL without limitation; (ii) Itau may sponsor, or permit its Content and services to be used in connection with (e.g.,
                                                                           - -
                       sponsored by Itau), a channel or area offered on a portal and may advertise such sponsorships including by placing an advertisement stating, for example, that the "Yahoo Finance Channel is Sponsored by Itau and is available at www.yahoo.com," so long as the advertisement does not also specify any ISP Product or the brand name or logo of an Access Provider (e.g., access Yahoo via UOL); (iii) in
                                           - -
                       the event that it is necessary to identify the brand name of an Access Provider or ISP Product in order to inform Customers of the availability of Itau's Content and services on a particular ISP Product, Itau may identify such brand name in connection with such ISP Product for so long as it remains necessary; and (iv) Itau may respond to an unsolicited customer inquiry and in such response may inform of a brand name of an Access Provider or ISP Product to the extent necessary or expressly requested. For purposes of this Agreement brand names shall be deemed not to include logos.

          2.3.5   Acquired ISP Products. In the event that an AOLB Party
                  ---------------------
                  acquires any Access Provider which offers, provides or operates one or more ISP Products offered in the Territory, such AOLB Party shall offer Itau the opportunity to Co-Brand such acquired ISP Product(s) offered in the Territory (if AOLB intends to continue offering such ISP Product(s)) at the earlier of (i) [*] after such AOLB Party completes the acquisition of such Access Provider, and (ii) such time as such AOLB Party determines its strategy with respect to such acquired ISP Product(s), including whether or not it will winddown or terminate such ISP Product; provided, however, that to the extent one or more of such ISP Product(s) were requested by Itau pursuant to Section 2.3.2(c) and AOLB elected to offer such ISP Product in the Territory within the reasonable time period requested by Itau, the opportunity to Co-Brand such ISP Product(s) shall be offered to Itau promptly after such AOLB Party completes the acquisition of such Access Provider, but in no event later than the date AOLB agreed to offer such ISP Product in the Territory pursuant to Section 2.3.2(c). Within two (2) weeks after such offer, Itau will notify AOLB whether it desires to commence offering a Co-Branded version of such ISP Product in the Territory, and on what date it intends to commence marketing and promoting such ISP Product. In the event that Itau agrees to Co-Brand such ISP Product, then such Co-Branded version shall be incorporated into this Agreement in accordance with Section 2.3.2(d). If Itau elects not to create a Co-Branded version of such ISP Product, then AOLB may market and otherwise promote such ISP Product with other Financial Institutions in accordance with Section 2.3.2(e).

2.4  Restrictions on Equity Investments. During the Term, Itau shall not acquire
     ----------------------------------
     Voting Control of, or a [*] ([*]%) or more Equity Interest in, any Access Provider in the Territory or an entity set forth on Exhibit H (an "AOLB Designated Entity"). The foregoing sentence shall not preclude Itau from acquiring Voting Control of or more than a [*] ([*]%) Equity Interest in a Portal Entity unless and until such Portal Entity or such Independent Financial Services Portal is or becomes an Access Provider, in which case Itau shall be required to come into compliance with the provisions of this
     Section 2.4 within [*] after such Portal Entity or Independent
     Financial Services Portal becomes an Access Provider. AOLB may amend Exhibit H on a bi-annual basis upon fifteen (15) days prior written notice, so long as the total number of entities listed on Exhibit H does not exceed [*] and such list only includes [*]. In addition, such entities may not include Itau or any of its Affiliates. The provisions of this Section 2.4 shall not preclude Itau from maintaining Voting Control or retaining any Equity Interest in any Person, provided that such Voting Control or Equity Interest was acquired prior to the date Exhibit H is amended to restrict Itau's Equity Interest in such Person. This Section 2.4 shall not preclude Itau from acquiring Voting Control of or any level of Equity Interest in any Person that owns or controls such an Access Provider or AOLB Designated Entity so long as the assets of such Access Provider or AOLB Designated Entity do not comprise more than [*] percent [*]% of the assets of such Person. In the event Itau has or acquires Voting Control or Equity Interests in any Person that owns or controls such an Access Provider or AOLB Designated Entity in violation of this Section 2.4 or otherwise ends up in violation of this Section as a result of a recapitalization, stock repurchase, reverse stock split or other similar transaction not within the control of Itau, Itau shall have six (6) months from such date to come into compliance with the provisions of this Section 2.4 with respect to such Person. Itau shall have six (6) months from the Effective Date to come into compliance with this Section 2.4 with respect to any Voting Control or Equity Interests held as of the Effective Date. Any such noncompliance during such six (6) month periods shall not be a breach of this Section 2.4.

2.5  Acquisitions. In the event Itau acquires an entity that has entered an
     ------------
     agreement, contract or other arrangement ("Competing Arrangement") inconsistent with Itau's obligations under Section 2.3, Itau promptly shall meet with AOLB to discuss such Competing Arrangement and agree upon means to minimize the effects of such Competing Arrangement on Itau's ability to fulfill the intent and spirit of this Agreement, and unless the Parties agree otherwise, Itau shall: (a) not renew or extend such Competing Arrangement, or agree to enlarge its scope; (b) terminate such Competing Arrangement at the earliest date Itau can do so without a penalty; (c) cease and desist from any activities in connection with such Competing Arrangement that are inconsistent with Section 2.3 and not required by such Competing Arrangement; and (d) to the maximum extent possible under such Competing Arrangement, use commercially reasonable efforts to bring such entity's operations into compliance with Section 2.3, such as by migrating Itau Customers from the ISP Product that is the subject of such

          Competing Arrangement to an AOLB/Itau Co-Branded version of such ISP Product at the earliest possible date given such Competing Arrangement.

3.   LICENSE
     -------

     3.1  License to AOLB. During the Term, Itau hereby grants AOLB and its
          ---------------
          Affiliates a worldwide, nonexclusive, nonassignable license (a) to use, reproduce, display, adapt, store, perform, distribute, transmit the Itau Online Area and the Licensed Content (or any portion thereof) through the AOLB Network or the Co-Branded Service as appropriate solely in connection with this Agreement, (b) to link to the Itau Interactive Sites and other Linked Interactive Sites (or any portion thereof) as appropriate solely in connection with this Agreement and,
          (c) to the extent necessary or appropriate for the delivery of the Itau Interactive Site and Linked Interactive Sites to AOLB/Itau Subscribers, to reproduce, display, adapt, store, perform, distribute and transmit the Itau Interactive Sites and Linked Interactive Sites (or any portion thereof) in the ordinary course of operation of the AOLB Network or the Co-Branded Service.

     3.2  AOLB Tools. AOLA and AOLB hereby grant Itau a non-exclusive, non-
          ----------
          assignable, royalty-free license during the Term to use publishing tools, (which are then generally made available by AOLB to its interactive content providers,) solely in connection with this Agreement. Itau recognizes that (i) AOLB provides all such publishing tools on an "as is" basis, without warranties of any kind, and (ii) AOLB may withdraw or modify its publishing tools at any time, provided, however, that, in the event Itau requires alternative proprietary AOLB tools to perform its obligations under this Agreement, AOLB shall make such alternative tools available on a royalty-free basis.

     3.3  License to Itau. In the event AOLB and Itau agree to include links
          ---------------
          from the Itau Interactive Sites to publicly available pages within the AOLB Network, AOLB hereby grants to Itau the right to link to such pages (or any portion thereof) as appropriate solely in connection with this Agreement.

     3.4  Duty to Inform. Each Party shall use commercially reasonable efforts
          --------------
          to promptly inform the other of any information related to the Itau Online Area, the Linked Interactive Sites, the Co-Branded Service or this Agreement that it becomes aware has led or is reasonably likely to lead to a claim, demand or liability of or against another Party and/or its respective Affiliates by any third party.


4.   MANAGEMENT
     ----------

     4.1  Management Committee. A "Management Committee," comprised of
          --------------------
          representatives of AOLB and Itau shall meet on a quarterly basis during the Term to review the commercial relationship under this Agreement between the Parties, including without limitation to: (i) discuss the findings of the Marketing Committee and the Technical Committee and any issues raised by such Committees, (ii) discuss opportunities and future cooperation on projects; (iii) discuss opportunities to co-market to potential special projects; and

          (iv) discuss different plans and packages of free hours that Itau will offer to Itau Customers.

     4.2  Management of Itau Online Area. Itau shall review, delete, edit,
          ------------------------------
          create, update and otherwise manage the Licensed Content and all Content available on or through (a) the Linked Interactive Sites that are Itau Interactive Sites or (b) those portions of the Itau Online Area programmed by Itau. To the extent Itau programs any portion of the Itau Online Area, such portion shall be programmed in accordance with the terms of this Agreement and any reasonable generally applicable guidelines and service standards for interactive content providers published by AOLA or AOLB and provided to Itau or made available on the Co-Branded Service except to the extent such guidelines or standards conflict with the provisions of this Agreement or otherwise materially adversely affect Itau's rights hereunder. Itau shall use commercially reasonable efforts to ensure that Content included within the Linked Interactive Sites that are Itau Interactive Sites and the Itau Online Area (on the areas that Itau programs therein) is reasonably current, accurate and well-organized. Neither AOLA nor AOLB shall have any obligations with respect to the Licensed Content available on or through the Itau Online Area and any Linked Interactive Sites, including, but not limited to, any duty to review or monitor any such Content. AOLB shall have the right to remove or deactivate any links to the Linked Interactive Sites, and to remove (or direct Itau to remove) any Content from the Itau Online Area, which, as reasonably determined by AOLB: (i) violates the Terms of Service, (ii) violates the AOLB Privacy Policies, or (iii) violates any applicable law, rule or regulation; provided that AOLB shall use commercially reasonable efforts to notify Itau in advance of such deactivation or removal, except in circumstances which by their nature require more immediate action.

     4.3  Editorial Control of Content and Services. Except as expressly
          -----------------------------------------
          provided otherwise in this Agreement: (a) AOLB will have complete editorial and commercial control of the Co-Branded Service (except with respect to those areas of the Itau Online Area programmed by Itau, the Linked Interactive Sites and the Covered Pages) and the AOLB Service, and (b) Itau will have complete editorial and commercial control of the Itau Interactive Sites, and the portions of the Itau Online Area programmed by Itau. Itau will have the exclusive use of the Keyword "Itau" throughout the Co-Branded Service and AOLB Service which will link to the Itau Online Area or a page of an Itau Interactive Site (or, if mutually agreed by AOLB and Itau, another location) provided that such linked to page does not include any promotions for an Access Provider. Itau acknowledges that its utilization of a Keyword will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword, other than the right, title and interest Itau holds in Itau's trademarks independent of the Keyword.

     4.4  Overhead Accounts. Itau shall be granted a reasonable number of
          -----------------
          "overhead accounts" for the Co-Branded Service for the exclusive purpose of enabling it and its agents to facilitate the cooperation between the Parties. An overhead account is an account for access to the Co-Branded Service made available to Itau by AOLB on a free basis subject to the provisions of and for the purposes set forth in this
          Section 4.4. Itau shall be responsible for the actions taken under or through its overhead accounts, which actions are subject to the Terms of Service and shall pay for any surcharges, including, without limitation, premium charges, transaction charges and applicable communication surcharges, incurred by any overhead account issued to Itau, but Itau shall not be liable for charges incurred by any overhead account relating to AOLB's standard subscription and usage charges. Upon the termination of this Agreement, all overhead accounts, related screen names and any associated usage credits or similar rights shall automatically terminate. Neither AOLA nor AOLB shall have any liability for loss of any data or Content related to any overhead account or its proper termination. Individuals using the Co-Branded Service through an overhead account shall not be counted as Verified Members for purposes of this Agreement.

5.   PRODUCTION, TRAINING AND SUPPORT
     --------------------------------

     5.1  Production Work. In the event that Itau requests AOLB's
          ---------------
          production assistance in connection with: (a) maintenance of the Itau Online Area once AOLB has provided to Itau the tools necessary to perform such maintenance; (b) a major redesign of or addition to the features or functionality of the Itau Online Area (e.g., a change to
                                                             - -
          an existing screen format or construction of a new custom form); (c) development work requested by Itau or; (d) construction and maintenance of an advertising, sponsorship or promotional area or online "store," other than as contemplated herein, Itau shall work with AOLB to develop detailed written specifications for the requested production assistance (the "Specs"). Following receipt of the final Specs, AOLB shall notify Itau of: (i) AOLB's availability to perform the requested production work; (ii) the proposed fee or fee structure based on AOLB's reasonable, actual direct cost, if any, for the requested production and maintenance work; and (iii) the estimated schedule for such development work. To the extent the Parties reach agreement regarding implementation of agreed-upon Specs, such agreement shall be reflected in a separate work order signed by the Parties.

     5.2  Training and Support Programs. Itau may register for standard training
          -----------------------------
          programs that AOLB offers regarding design, development and management of Itau Online Areas, including, without limitation, training programs regarding AOLB's chat management and publishing tools programs. Itau shall be responsible for paying travel and lodging costs associated with its participation in any AOLB training programs.


6.   PROMOTIONAL MATERIALS; TRADEMARKS
     ---------------------------------

     6.1  Promotional Materials/Press Releases. Itau on the one hand and the
          ------------------------------------
          AOLB Parties on the other, shall upon the reasonable request of such other Party, submit for such other Party's prior written approval, which shall not be unreasonably withheld or delayed, any marketing, advertising, press releases or other promotional materials related to the Co-Branded Service, the Itau Online Area, and/or referencing such other Party and/or its trade names, trademarks and service marks (the "Promotional Materials"); provided, however, that any Party's factual reference to the existence of a business relationship among the Parties shall not require the approval of any other Party. Once approved, the

          Promotional Materials may be used by a Party and its Affiliates for the purpose of promoting the Itau Online Area and the Content contained therein and the Co-Branded Services in accordance with this Agreement and reused for such purposes until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted unless such materials are inconsistent with the terms of this Agreement.

     6.2  Trademark License. In designing and implementing the Promotional
          -----------------
          Materials and subject to the other provisions contained herein, Itau shall be entitled to use the AOLB Marks; and AOLA, AOLB and their respective Affiliates shall be entitled to use the Itau Marks; provided that such Party or Affiliate: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice. Each Party may at any time add additional trade names, trademarks and/or service marks to its Marks, and to the extent the Parties agree to Co-Brand or jointly offer any additional product or service the trade names, trademarks and/or service marks of each Party used to identify such product or service shall be deemed to be added to its Marks for purposes of this Agreement.

     6.3  Rights.  Each Party acknowledges that its utilization of another
          ------
          Party's Marks will not create in it, nor will it represent it has, any right, title or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or interfering with the trademark rights of another Party.

     6.4  Quality Standards. Each Party agrees that the nature and quality of
          -----------------
          its products and services supplied in connection with another Party's Marks shall conform to reasonable quality standards communicated in writing by such other Party for use of its trademarks. Each Party agrees to supply such other Party, upon request, with a reasonable number of samples of any Promotional Materials publicly disseminated by such Party which utilize such other Party's Marks. Each Party shall comply with all applicable laws, rules and regulations and obtain any required government approvals or enter into any required registered user agreements pertaining to use of another Party's Marks.

     6.5  Infringement Proceedings. Each Party agrees to promptly notify each
          ------------------------
          other Party of any unauthorized use of such other Party's Marks of which it has actual knowledge. Each Party shall have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Parties, at such other Parties' expense, with its reasonable cooperation and assistance with respect to any such infringement proceedings to the extent such proceedings arise out or of relate to this Agreement.

7.   AOLA/AOLB EXClUSIVITY
     ---------------------

     7.1  In General. Each of AOLA and AOLB (and, for the purposes of this
          ----------
          Article 7, Sections 2.3.2, 2.3.3 and 2.3.5 all references to AOLA and AOLB shall be deemed to include any Affiliates which they directly or indirectly control or, in the case of AOLB only, are under common control with, but not in any circumstances America Online, Inc.), hereby agrees that within the Territory: (a) it shall not Co-Brand an ISP Product with a Financial Institution or create any new or special brand for an ISP Product for a Financial Institution; (b) it shall not customize an ISP Product for a Financial Institution in substantially the same manner as all of the customizations performed hereunder; (c) it shall not offer an ISP Product identified by a special brand designed primarily for use by one or more Financial Institutions for the provision of Financial Services (e.g., "Banknet"); (d) it shall not enter into an
                              - -
          agreement with a Financial Institution for the acquisition of subscribers to the AOLB Service pursuant to which it offers such Financial Institution's customers discounted or free hours for more than [*], except with respect to an ISP Product for which no hourly usage fee is charged; (e) during the period commencing on the Launch Date and continuing for [*] after the Launch Date, it shall not enter any agreements with Financial Institutions for the acquisition of such Financial Institution's customers as subscribers to the AOLB Service;
          (f) if either AOLA or AOLB enters into an agreement with a Financial Institution to develop, operate and/or take and Equity Interest in an Independent Financial Services Portal as permitted under Section 12.4.3, it shall not target any Advertisements for such Independent Financial Services Portal to Itau Customers or AOLB/Itau Subscribers; and (g) except with respect to an ISP Product for which no hourly usage fee is charged, it may not enter into an agreement or series of agreements for the acquisition of subscribers to the AOLB Service permitted under (d) above with the same Person or pursuant to which a promotion involving free or discounted hours is offered to such third party's subscribers in the Territory on a more frequent basis than as set forth in the following schedule:

          ---------------------------------------------------------------------
           Number Of Months That A Free        Time That Must Lapse Before
            Hours or Discounted Hours          AOLB May Offer Same Party
            Promotion Is Offered In The       Another Promotion Involving Free
                     Territory                   Time On The AOLB Service
                                                    ("Waiting Period")
          ---------------------------------------------------------------------
                     [*] month                        [*] months
          ---------------------------------------------------------------------
                     [*] months                       [*] months
          ---------------------------------------------------------------------
                     [*] months                       [*] months
          ---------------------------------------------------------------------
                     [*] months                       [*] months
          ---------------------------------------------------------------------
                     [*] months                       [*] months
          ---------------------------------------------------------------------
                  [*] or more months                      [*].
          ---------------------------------------------------------------------

          AOLB shall use commercially reasonable efforts to prevent subscribers who have received free hours on the AOLB Service from signing up for another offer (other than a Free Internet Access Service) providing additional free hours on the AOLB Service within [*] thereafter. Notwithstanding anything contained herein, this Article 7 and Sections
          2.3.2 and 2.3.3 apply only to products and services intended primarily for individuals and shall not limit

          AOLA's or AOLB's rights with respect to products and services for conducting business-to-business transactions not involving individual consumers. Notwithstanding this Section 7.1, AOLB shall be permitted to use marketing and promotional materials (including CD-ROMs) which include the trademarks, tradenames, brand names, service marks or logos of AOLB Parties and Financial Institutions in conjunction with promotions permitted under (d) and (g) above at any time after the first [*] after the Launch Date, provided, however, that
                                           --------  -------
          (i) such promotions must be directly targeted to the Financial Institution's customers; (ii) AOLB shall not advertise or market such offering in off-line mass media not directly targeted to such Financial Institutions' customers (e.g., on television, on the radio,
                                             - -
          in newspapers, or in magazines); and (iii) AOLB shall be permitted to advertise and market such promotion online, through in-store promotions in the branches of such Financial Institutions, on the packaging of the products themselves (e.g., via stickers on the
                                                - -
          packaging of the CD-ROM kit with the brand of the Financial Institution) and in any other media directly targeted to such Financial Institution's customers. In the event AOLB conducts a promotion in the Territory pursuant to (d) or (g) above at any time after the first [*] after the Launch Date, AOLB shall have the right to continue to deplete any reasonable inventories of such marketing and promotional materials (including CD-ROMs) after the expiration of the [*] period, for a reasonable time period after the expiration of the promotion, not to exceed [*], provided, however, that: (i) such inventories may not exceed ten percent (10%) of the total inventory used in conjunction with such promotion; (ii) neither AOLA nor AOLB may produce any more CD-ROMs after the expiration of the twelve month period and (iii) the Waiting Period with respect such Person shall be extended by [*] for each month after the permitted [*] period that such promotion continues. The period during which AOLB is depleting such inventories by distributing them in the marketplace as permitted hereunder shall be considered part of the time period for the promotion. AOLA's and AOLB's offering, branding, Co-Branding, customizing, marketing and promotion of Non-ISP Products with Financial Institutions shall be addressed on a product-by-product basis as provided in Section 12.1. Nothing in this Section 7.1 or
          Section 2.3, shall restrict AOLA or AOLB's ability to offer, brand, Co-Brand, customize, market or promote Non-ISP Products with any Person, including a Financial Institution, and including by mentioning the brand name of such Financial Institution (e.g. a Co-Branded
                                                        - -
          Affinity Card, wallet technology), however (i) any such activities regarding ISP Products with such Financial Institutions shall be fully subject to this Section 7.1 and Section 2.3 and (ii) neither AOLA nor AOLB may combine a Non-ISP Product offering with a Financial Institution permitted pursuant to Section 12.1 with another Non-ISP Product offering of a Financial Institution for which AOLA or AOLB did not approach Itau as required in Section 12.1. Features and functionality offered as part of the AOLB Network shall be deemed to be Non-ISP Products unless and until such feature or functionality itself provides access to the Internet. AOLA and AOLB's ability to execute an agreement with a Financial Institution for the financing of a general purpose device that is capable of connecting to the Internet (e.g. a PC financing deal) shall be addressed in accordance with
          Article 12. After complying with the provisions of Article 12, AOLA and/or AOLB may execute an agreement with such Financial Institution in accordance with the following terms: (i) [*]; (ii) [*]; (iii) [*]; and (iv) [*].

     7.2  Restrictions on Equity Investments. During the Term, neither AOLA nor
          ----------------------------------
          AOLB shall acquire Voting Control of, or a [*] percent ([*]%) or more Equity Interest in any Financial Institution operating in the Territory (a "Brazilian Financial Institution"). The foregoing sentence shall not preclude AOLA or AOLB from acquiring Voting Control of or more than a [*] ([*]%) Equity Interest in a Portal Entity unless and until such Portal Entity or such Independent Financial Services Portal is or becomes a Brazilian Financial Institution, in which case AOLA and AOLB shall be required to come into compliance with the provisions of this Section 7.2 within [*] after such Portal
          Entity or Independent Financial Services Portal receives a license as a Financial Institution in the Territory from the Brazilian Central Bank, SUSEP or CVM, as the case may be. This Section 7.2 shall not preclude AOLA or AOLB from acquiring Voting Control of or any level of Equity Interest in any Person that owns or controls a Brazilian Financial Institution (e.g., a regional bank holding company) so long
                                 - -
          as the assets of the Brazilian Financial Institution do not comprise more than [*] percent ([*]%) of the assets of such Person. In the event AOLA or AOLB has or acquires Voting Control or Equity Interests in any entity that owns or controls a Brazilian Financial Institution in violation of this Section 7.2 or otherwise ends up in violation of this Section as a result of a recapitalization, stock repurchase, reverse stock split or other similar transactions not within the control of AOLA or AOLB, AOLA and AOLB shall have [*] from such date to come into compliance with the provisions of this Section
          7.2 with respect to such Person. AOLA and AOLB shall have six (6) months from the Effective Date to come into compliance with this
          Section 7.2 with respect to any Voting Control or Equity Interests held as of the Effective Date. Any such noncompliance during such [*] periods shall not be a breach of this Section 7.2.

     7.3  Competing Arrangements. In the event AOLA or AOLB acquires an entity
          ----------------------
          that has entered Competing Arrangement inconsistent with its obligations under this Article 7 or Section 2.3.2 or 2.3.3, AOLA or AOLB, as the case may be, promptly shall meet with Itau to discuss such Competing Arrangement and agree upon means to minimize the effects of such Competing Arrangement on AOLA's or AOLB's ability to fulfill the intent and spirit of this Agreement, and unless the Parties agree otherwise, AOLA or AOLB, as the case may be, shall (a) not renew or extend such Competing Arrangement, or agree to enlarge its scope; (b) terminate such Competing Arrangement at the earliest date AOLA or AOLB can do so without a penalty; (c) cease and desist from any activities in connection with such Competing Arrangement that are inconsistent with this Article 7 or Section 2.3.2 or 2.3.3 and not required by such Competing Arrangement; and (d) to the maximum extent possible under such Competing Arrangement, use commercially reasonable efforts to bring such entity's operations into compliance with this
          Article 7 and Section 2.3.2 or 2.3.3, such as by migrating users from the ISP Product that is the subject of such Competing Arrangement to an AOLB/Itau Co-Branded version of such ISP Product at the earliest possible date given such Competing Arrangement.

8.   VERIFIED MEMBERS AND REVENUES.
     -----------------------------

     8.1  Verified Member Reference Numbers.
          ---------------------------------

          For purposes of this Agreement, the following shall constitute the "Verified

          Member Reference Numbers":

          ----------------------------------------------------------------------
            Anniversary Date            Verified Member Reference Numbers
          ----------------------------------------------------------------------

          First Anniversary Date      250,000 Verified Members
          ----------------------------------------------------------------------
          Second Anniversary Date     500,000 Verified Members
          ----------------------------------------------------------------------
          Third Anniversary Date      Weighted Revenue Percentage of 39%
          ----------------------------------------------------------------------
          Fourth Anniversary Date     2,000,000 Verified Members and Weighted
                                      Revenue Percentage of 46%
          ----------------------------------------------------------------------
          Fifth Anniversary Date      Weighted Revenue Percentage of 56%
          ----------------------------------------------------------------------

     8.2  Reimbursement for Failure to Achieve Verified Member Reference
          --------------------------------------------------------------
          Numbers.
          -------

          8.2.1  In General. The Parties acknowledge that the totality of their
                 ----------
                 rights and obligations under the Related Agreements, including the number of Shares issued to Itau on the Effective Date, were determined based on acquiring a certain amount of subscribers and revenue, and that the failure to achieve those amounts would, unless rectified, result in AOLA and AOLB receiving less value from the Related Agreements than contemplated by the Parties. Accordingly, in the event of such a failure, AOLA shall be entitled to receive from Itau Reference Payments as provided in this Article 8 and elsewhere in this Agreement.

          8.2.2  Reference Payments.
                 ------------------

                 (a) For purposes of this Agreement, there shall be computed a "Reference Payment" as of each of the first five (5) Anniversary Dates. The amount of any Reference Payment as of a particular Anniversary Date shall be: (i) the Payment Amount multiplied by the Minimum Aggregate Percentage set forth below for such Anniversary Date, less (ii) the sum of (x) the aggregate percentages earned pursuant to the Earned Percentage Schedule set forth in Exhibit I on or prior to such Anniversary Date multiplied by the Payment Amount, plus (y) all Reference Payments previously made.

                 (b) The Minimum Aggregate Percentage for any Anniversary Date shall be:

                      -----------------------------------------------
                         Anniversary Date         Minimum Aggregate
                                                       Percentage
                      -----------------------------------------------
                       First Anniversary Date            [*]%
                      -----------------------------------------------
                       Second Anniversary Date           [*]%
                      -----------------------------------------------
                       Third Anniversary Date            [*]%
                      -----------------------------------------------
                       Fourth Anniversary Date           [*]%
                      -----------------------------------------------

                      -----------------------------------------------
                       Fifth Anniversary Date           12%
                      -----------------------------------------------

     8.2.3  Initial Computation of Reference Payment.
            -------------------------------------------

            (a) Within thirty (30) days after each of the first five (5) Anniversary Dates, AOLA and AOLB shall compute the Reference Payment in accordance with this Section 8.2, and shall send written notice (a "Notice of Reference Payment") to Itau by facsimile setting forth such computation. If the computed Reference Payment as of a particular Anniversary Date is greater than zero, Itau shall pay the amount of such Reference Payment in cash to AOLA or AOLB (as designated by AOLA in its sole discretion) in accordance with the terms of this Section
                 8.2.3. If the Reference Payment as of a particular Anniversary Date is less than or equal to zero, Itau shall have no obligation to pay such Reference Payment to AOLA or AOLB as of such Anniversary Date.

            (b) If the Notice of Reference Payment states that no Reference Payment is due from Itau, then AOLA, AOLB and Itau shall jointly execute and deliver to the Escrow Agent a Note Release Certificate (as defined in the Escrow Agreement) instructing the Escrow Agent to release to Itau the Reference Payment Notes (as defined in the Escrow Agreement) applicable to such Anniversary Date.

            (c) If the Notice of Reference Payment states that a Reference Payment is due from Itau, then, unless Itau shall dispute the Reference Payment in accordance with Section 8.2.4, Itau shall pay the Reference Payment to AOLA or AOLB (as designated by AOLA in its discretion) in cash no later than the date that is ten (10) Business Days after receipt by Itau of such Notice of Reference Payment. Upon such payment, AOLA, AOLB and Itau shall jointly execute and deliver to the Escrow Agent a Note Release Certificate instructing the Escrow Agent to release to Itau the Reference Payment Notes applicable to such Anniversary Date.

     8.2.4  Disputes Regarding Reference Payment.
            ------------------------------------

            (a) If Itau receives a Notice of Reference Payment stating that a Reference Payment is due, and it either disputes the amount of the Reference Payment or fails to pay the full amount of such Reference Payment in cash to AOLA or AOLB (as designated by AOLA in its sole discretion) within ten (10) Business Days of the receipt by Itau of such Notice of Reference Payment, then:

                 (1) In the case where Itau disputes the amount of the Reference Payment, Itau shall, within ten (10) days of receipt of such Notice of Reference Payment, deliver written notification to AOLA, AOLB and the Auditor selected in accordance with Section 8.2.6 that a dispute exists with respect to such Reference Payment; or

                 (2) In the case where Itau fails to pay the full amount of such Reference Payment in cash to AOLA or AOLB within ten
                      (10) Business Days of the receipt of a Notice of Reference Payments, AOLA and AOLB shall deliver written notification to Itau and the Auditor selected in accordance with
                      Section 8.2.6 that a dispute exists with respect to such Reference Payment.

            (b) Upon receipt of a notice stating that a dispute exists, the Auditor shall immediately commence an Audit in accordance with this Section 8.2 with respect to the Reference Payment in dispute. The Audit shall be completed no later than thirty (30) days after receipt of such notice by the Auditor.

            (c) At the conclusion of the Audit, the Auditor shall prepare, complete and sign two (2) original Audit Certificates (Reference Payments) in the form attached to the Escrow Agreement. The amount of the Reference Payment set forth in the Audit Certificate (Reference Payments) shall be the amount computed by the Auditor pursuant to the Audit. The Auditor shall immediately deliver one of such Audit Certificates (Reference Payments) to AOLA and AOLB and one to Itau, provided, however, that:

                 (1) If the Auditor is unable to complete the Audit because of the failure of AOLA and AOLB to provide information sufficient to enable the Auditor to compute the applicable Reference Payment, the Auditor shall not issue an Audit Certificate (Reference Payments) until such time as AOLA and AOLB shall provide such information; or

                 (2) If the Auditor is unable to complete the Audit because of the failure of Itau to provide information sufficient to enable the Auditor to compute the applicable Reference Payment, the amount of such Reference Payment shall be deemed to be the amount claimed by AOLA and AOLB in the Notice of Reference Payment. The Auditor shall prepare, complete and sign two (2) original Audit Certificates (Reference Payments) in the form attached to the Escrow Agreement. The amount of the computed Reference Payment in such Audit Certificates (Reference Payments) shall be equal to the amount claimed by AOLA and AOLB in the Notice of Reference Payment. The Auditor shall immediately deliver one of such Audit Certificates (Reference Payments) to AOLA and AOLB and one to Itau. AOLA and AOLB shall be entitled to deliver such Audit Certificate (Reference

                              Payments) to the Escrow Agent for the purpose of releasing the Reference Payment Notes from escrow in accordance with the terms of the Escrow Agreement.

                    (d) In the case of an Audit Certificate (Reference Payments) that computes a Reference Payment as of the first Anniversary Date or as of the second Anniversary
                         Date:

                         (1) If such Audit Certificate (Reference Payments) states that the Reference Payment is less than the amount set forth in the Notice of Reference Payment, then, within ten (10) days of receipt of such Audit Certificate (Reference Payments), AOLA and AOLB shall determine whether to seek Methodology Arbitration in accordance with Section
                              8.2.5 hereof.

                              (A) If AOLA and AOLB do not seek Methodology Arbitration within ten (10) days of receipt of such Audit Certificate (Reference Payments), and such Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to zero, then AOLA, AOLB and Itau shall jointly execute and deliver to the Escrow Agent a Note Release Certificate instructing the Escrow Agent to release to Itau the Reference Payment Notes applicable to such Anniversary Date.

                              (B) If AOLA and AOLB seek Methodology Arbitration within ten (10) days of receipt of such Audit Certificate (Reference Payments), then, upon receipt of the decision of the arbitrator, the Auditor shall re-issue an Audit Certificate (Reference Payments) in accordance with the arbitrator's decision as provided in Section 8.2.5 and shall deliver an original of such re-issued Audit Certificate (Reference Payments) to AOLA, AOLB and Itau.

                              (C) If the re-issued Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to zero, then AOLA, AOLB and Itau shall jointly execute and deliver to the Escrow Agent a Note Release Certificate instructing the Escrow Agent to release to Itau the Reference Payment Notes applicable to such Anniversary Date.

                              (D) If the re-issued Audit Certificate (Reference Payments) states that the Reference Payment is greater than zero, then Itau shall pay the

                                   Reference Payment to AOLA or AOLB (as
                                   designated by AOLA in its sole discretion) in cash no later than the date that is ten (10) Business Days after receipt by Itau of such re-issued Audit Certificate (Reference Payments). Upon such payment, AOLA, AOLB and Itau shall jointly execute and deliver to the Escrow Agent a Note Release Certificate instructing the Escrow Agent to release to Itau the Reference Payment Notes applicable to such Anniversary Date. If Itau fails to make such payment to AOLA or AOLB (as designated by AOLA in its sole discretion), AOLA and AOLB shall be entitled to deliver the re-issued Audit Certificate (Reference Payments) to the Escrow Agent for the purpose of releasing the applicable Reference Payment Notes from escrow in accordance with the terms of the Escrow Agreement.

                         (2) If such Audit Certificate (Reference Payments) states that the Reference Payment is greater than zero, then, within ten (10) days of receipt of such Audit Certificate (Reference Payments), Itau shall determine whether to seek Methodology Arbitration in accordance with Section 8.2.5 hereof; provided, however, Itau shall not be entitled to seek Methodology Arbitration if such Audit Certificate (Reference Payments) was issued pursuant to Section 8.2.4(c)(2) hereof on account of the failure of Itau to provide information sufficient to enable the Auditor to compute the applicable Reference Payment.

                              (A) If Itau does not seek Methodology Arbitration within ten (10) days of receipt of such Audit Certificate (Reference Payments), then Itau shall pay the Reference Payment to AOLA or AOLB (as designated by AOLA in its sole discretion) in cash no later than the date that is ten (10) Business Days after receipt by Itau of such Audit Certificate (Reference Payments). Upon such payment, AOLA, AOLB and Itau shall jointly execute and deliver to the Escrow Agent a Note Release Certificate instructing the Escrow Agent to release to Itau the Reference Payment Notes applicable to such Anniversary Date. If Itau fails to make such payment to AOLA or AOLB, in AOLA's discretion, AOLA and AOLB shall be entitled to deliver the Audit Certificate (Reference Payments) to the Escrow Agent for the purpose of releasing the applicable

                                   Reference Payment Notes from escrow in
                                   accordance with the terms of the Escrow
                                   Agreement.

                              (B) If Itau seeks Methodology Arbitration within ten (10) days of receipt of such Audit Certificate (Reference Payments), then, upon receipt of the decision of the arbitrator, the Auditor shall re-issue an Audit Certificate (Reference Payments) in accordance with the arbitrator's decision as provided in Section 8.2.5 and shall deliver an original of such re-issued Audit Certificate (Reference Payments) to AOLA, AOLB and Itau.

                              (C) If the re-issued Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to zero, then AOLA, AOLB and Itau shall jointly execute and deliver to the Escrow Agent a Note Release Certificate instructing the Escrow Agent to release to Itau the Reference Payment Notes applicable to such Anniversary Date.

                              (D) If the re-issued Audit Certificate (Reference Payments) states that the Reference Payment is greater than zero, then Itau shall pay the Reference Payment to AOLA or AOLB (as designated by AOLA in its sole discretion) in cash no later than the date that is ten (10) Business Days after receipt by Itau of such re-issued Audit Certificate (Reference Payments). Upon such payment, AOLA, AOLB and Itau shall jointly execute and deliver to the Escrow Agent a Note Release Certificate instructing the Escrow Agent to release to Itau the Reference Payment Notes applicable to such Anniversary Date. If Itau fails to make such payment to AOLA or AOLB (as designated by AOLA in its sole discretion), AOLA and AOLB shall be entitled to deliver the re-issued Audit Certificate (Reference Payments) to the Escrow Agent for the purpose of releasing the applicable Reference Payment Notes from escrow in accordance with the terms of the Escrow Agreement.

                    (e) In the case of an Audit Certificate (Reference Payments) that computes a Reference Payment after the second Anniversary Date:

                         (1) If such Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to zero, then AOLA, AOLB and Itau shall jointly execute and deliver to the Escrow Agent a Note Release Certificate instructing the Escrow Agent to release to Itau the Reference Payment Notes applicable to such Anniversary Date.

                         (2) If such Audit Certificate (Reference Payments) states that the Reference Payment is greater than zero, then Itau shall pay the Reference Payment to AOLA or AOLB (as designated by AOLA in its sole discretion), in cash no later than the date that is ten (10) Business Days after receipt by Itau of such Audit Certificate (Reference Payments). Upon such payment, AOLA, AOLB and Itau shall jointly execute and deliver to the Escrow Agent a Note Release Certificate instructing the Escrow Agent to release to Itau the Reference Payment Notes applicable to such Anniversary Date. If Itau fails to pay such Reference Payment to AOLA or AOLB (as designated by AOLA in its sole discretion), within ten (10) Business Days of the receipt of such Audit Certificate (Reference Payments), then AOLA and AOLB shall be entitled to deliver such Audit Certificate (Reference Payments) to the Escrow Agent for the purpose of releasing a Reference Payment Note from escrow in accordance with the terms of the Escrow Agreement.

             8.2.5  Methodology Arbitration.
                    -----------------------

                    (a) If the Auditor has issued an Audit Certificate (Reference Payments) with respect to the computation of a Reference Payment as of the first Anniversary Date or as of the second Anniversary Date, and either AOLA, AOLB or Itau disputes such Reference Payment computed by the Auditor, such Party may seek arbitration of such dispute ("Methodology Arbitration"), which arbitration shall be limited solely to a determination by the arbitrator as to whether or not the Auditor has utilized an appropriate methodology in computing the Reference Payment in accordance with this Agreement; provided, however, Itau shall not be entitled to seek
                         --------  -------
                         Methodology Arbitration with respect to an Audit Certificate (Reference Payments) if such Audit Certificate (Reference Payments) states that Itau has failed to provide information sufficient to enable the Auditor to compute the applicable Reference Payment. The arbitrator shall not consider any other issues or claims during such arbitration, including, without limitation, any claims that a Party has breached or violated other provisions of this Agreement, or that a Party has defenses, claims, counterclaims, offsets or setoffs under any other provision of this Agreement.

                    (b) Arbitration pursuant to this Section 8.2.5 shall be Forty-Five Day Arbitration. The arbitrator's decision shall be delivered to AOLA, AOLB, Itau and the Auditor.

                    (c) Upon receipt of the arbitrator's decision, the Auditor shall re-issue an Audit Certificate (Reference Payments) to AOLA, AOLB and Itau in accordance with the following procedure: (i) if the arbitrator's decision concludes that the Auditor has utilized an appropriate methodology in computing the Reference Payment in accordance with this Agreement, the Auditor shall prepare a new Audit Certificate (Reference Payments) and shall deliver an original of such Audit Certificate (Reference Payments) within three days to each of AOLA, AOLB and Itau; or (ii) if the arbitrator's decision concludes that the Auditor has not utilized an appropriate methodology in computing the Reference Payment in accordance with this Agreement, the Auditor shall re-compute the Reference Payment in accordance with the arbitrator's decision within thirty (30) days of the date of issuance of such decision, and shall deliver an original Audit Certificate (Reference Payments) to each of AOLA, AOLB and Itau.

             8.2.6  Audit.
                    -----

                    (a) For purposes of this Agreement, AOLA, AOLB and Itau shall mutually agree upon an auditor (the "Auditor") no later than six (6) months prior to each Anniversary Date. In the event that AOLA, AOLB and Itau do not mutually agree upon an Auditor by such date, on or before the date that is five (5) months prior to such Anniversary Date AOLA and AOLB shall, by written notice to Itau, nominate an independent auditing firm to be the Auditor and Itau shall, by written notice to AOLA and AOLB, nominate an independent auditing firm to be the Auditor; provided that, if either AOLA and AOLB, or Itau, shall fail to make such written nomination on or before the date that is five (5) months prior to such Anniversary Date, then the Auditor shall be the firm nominated by the other party. Any firm nominated to be the Auditor shall (i) be one of the so-called "Big-5" accounting firms (or their successors), (ii) shall not have been retained or employed by AOLA, AOLB or Itau during the past year, and (iii) is not at the time of such nomination retained or employed by a competitor of AOLA, AOLB, or Itau; provided, however, a firm that is retained or employed by a competitor of AOLA, AOLB or Itau may be nominated if there are no other firms that satisfy (i) and (ii) of this sentence. If a written nomination is made by AOLA and AOLB, and a written nomination is also made by Itau, both in accordance with this Section 8.2.6(a), the Auditor shall be selected from such nominated firms by random drawing within ten (10) days after the date that is five (5) months prior to such Anniversary Date. The selected firm shall be required to execute an agreement acknowledging the terms and provisions of this Agreement and shall agree to conduct all Audits (as defined below) in accordance with the terms and provisions of this Agreement, whereupon such firm shall be appointed the Auditor hereunder, and shall be authorized and obligated to carry out the tasks of the Auditor pursuant to this Agreement.

                    (b) In the event that the Auditor fails to deliver an Audit Certificate as required by the terms of this Agreement, AOLA, AOLB or Itau, upon written notice to the other parties and to the Auditor, shall have the right to seek to replace such Auditor with a new Auditor. Upon receipt of such a notice, AOLA, AOLB and Itau shall immediately confer and shall mutually agree upon a new Auditor within thirty (30) days of receipt of such notice. In the event that AOLA, AOLB and Itau do not mutually agree upon a new Auditor by such date, within thirty (30) days thereafter AOLA and AOLB shall, by written notice to Itau, nominate an independent auditing firm to be the Auditor and Itau shall, by written notice to AOLA and AOLB, nominate an independent auditing firm to be the Auditor; provided that, if either AOLA and AOLB, or Itau, shall fail to make such written nomination on or before such date, then the Auditor shall be the firm nominated by the other party. Any firm nominated to be the Auditor shall
                         (i) be one of the so-called "Big-5" accounting firms (or their successors), (ii) shall not have been retained or employed by AOLA, AOLB or Itau during the past year, and (iii) is not at the time of such nomination retained or employed by a competitor of AOLA, AOLB, or Itau; provided, however, a firm that is retained or employed by a competitor of AOLA, AOLB or Itau may be nominated if there are no other firms that satisfy (i) and (ii) of this sentence. If a written nomination is made by AOLA and AOLB, and a written nomination is also made by Itau, both in accordance with this Section 8.2.6(b), the Auditor shall be selected from such nominated firms by random drawing within ten (10) days after such nominations are made. The selected firm shall be required to execute an agreement acknowledging the terms and provisions of this Agreement and shall agree to conduct all Audits (as defined below) in accordance with the terms and provisions of this Agreement, whereupon such firm shall be appointed the Auditor hereunder, and shall be authorized and obligated to carry out the tasks of the Auditor pursuant to this Agreement, including, without limitation, delivering any overdue Audit Certificates within thirty (30) days of such Auditor's appointment.

                    (c) When requested in accordance with the terms of this Agreement, the Auditor shall be authorized to conduct one of the following types of audits (each, an "Audit") under this Agreement: (i) an audit to determine the amount, if any, of any Reference Payment, including the completion of an Audit Certificate (Reference Payments) in the form attached to the Escrow Agreement certifying as to such results, and (ii) an audit to determine whether or not the Caymans Financial Test has been satisfied as of a particular date, including the completion of an Audit Certificate (Caymans Financial Test) in the form attached to the Escrow Agreement certifying as to such determination. When conducting an Audit, the Auditor shall verify the information provided to it by the Parties, to the extent practicable under the circumstances, including, without limitation, the time available for making its determination as provided in this Agreement.

                    (d) Before issuing any Audit Certificate (Reference Payments) which states that a Party has failed to provide sufficient information to enable the Auditor to compute a Reference Payment, the Auditor shall confer with such Party and shall afford such Party a reasonable opportunity to provide such information.

                    (e) The Auditor shall not conduct an Audit concerning Reference Payments with respect to any time period, and shall not issue an Audit Certificate (Reference Payments) relating to any time period, if the duration of such time period is the subject of pending Forty-Five Day Arbitration or if, as a result of a decision rendered pursuant to such Forty-Five Day Arbitration, such time period has been tolled and has not yet expired; provided, however, upon the expiration of any
                                  --------  -------
                         such arbitration or tolling period, the Auditor shall immediately conduct such Audit in accordance with the terms of this Agreement.

             8.3    Special Rules in the Event of Pendency of Arbitral
                    Proceedings.

                    If an arbitral proceeding is commenced in which Itau claims that a Material AOLB Breach has occurred and, during the pendency of such arbitral proceeding, any Reference Payment becomes due, then the following shall apply in lieu of any inconsistent provisions of this Agreement:

                    (a) Whenever a Reference Payment is required to be determined during the pendency of an arbitration relating to, or arising out of, an alleged Material AOLB Breach, such determination shall also include a determination of that portion of such Reference Payment, if any, equal to the Type I Pro Rata Reference Payment that would be due in the event that it is determined that a Material AOLB Breach has occurred (the "Pre-Breach Reference Payment") and that portion of such Reference Payment equal to the difference between such Reference Payment and the Pre-Breach Reference Payment (the "Post-Breach Reference Payment").

                    (b) If, during the pendency of an arbitration relating to, or arising out of, an alleged Material AOLB Breach, a Reference Payment becomes due and payable hereunder, Itau shall pay to AOLA and AOLB (as designated by AOLA in its sole discretion) in cash that portion of such Reference Payment equal to the Pre-Breach Reference Payment. The making of such payment shall not entitle Itau to a release of any Reference Payment Note held in escrow pursuant to the terms of the Escrow Agreement.

                    (c) If Itau pays the Pre-Breach Reference Payment as required by Section 8.3(b) above, Itau shall not be required to pay that portion of such Reference Payment equal to the Post-Breach Reference Payment unless and until the arbitrator determines that a Material AOLB Breach has not occurred or, if a Material AOLB has occurred, Itau elects pursuant to Section 11.2.3 to continue this Agreement, whereupon Itau shall have ten
                         (10) Business Days from the later of (i) the date of receipt of such arbitrator's decision, and (ii) the date of such election under Section 11.2.3, to pay the amount of such Post-Breach Reference Payment in full in cash to AOLA or AOLB (as designated by AOLA in its sole discretion).

                         (1) If (i) the Post-Breach Reference Payment becomes due and payable in accordance with Section 8.3(c) above, and (ii) Itau fails to make such payment, then AOLA and AOLB shall be entitled to deliver to the Escrow Agent a Certificate of Release of Reference Payment Note (in the form attached to the Escrow Agreement) for the purpose of releasing the applicable Reference Payment Note to AOLA and AOLB. In such event, (i) the amount that AOLA or AOLB may collect under such Reference Payment Note shall be limited to the amount of the Post-Breach Reference Payment, and (ii) Itau shall be entitled to exercise its rights of substitution in accordance with Section 9.1.5(a).

                    (d) If Itau fails to pay the Pre-Breach Reference Payment as required by Section 8.3(b) above:

                         (1) The amount of any applicable Reference Payment shall be calculated as if no Material AOLB Breach had been alleged or had occurred, and (ii) nothing contained in this Section 8.3 shall delay or affect the issuance of an Audit Certificate (Reference Payment) pursuant to the provisions of Sections 8.2.4, 8.2.5 and 8.2.6 hereof for the purpose of releasing the applicable Reference Payment Note from escrow in accordance with the terms of the Escrow Agreement.

                         (2) In lieu of the procedure contained in Section 9.1.5(a), in the event that the Escrow Agent delivers a Reference Payment Note to AOLA and AOLB pursuant to the Escrow Agreement (a "Released Reference Payment Note") on account of the failure by Itau to pay the Pre-Breach Reference Payment as required by Section 8.3(b) above, then Itau shall be entitled to substitute two (2) new promissory notes (each, a "Substituted Reference Payment Note") for the Released Reference Payment Note. Both Substituted Reference Payment Notes shall be identical in all respects to the Released Reference Payment Note except that one of the Substituted Reference Payment Notes shall have a stated principal amount equal to the Pre-Breach Reference Payment, and one Substituted Reference Payment Note shall have a stated principal amount equal to the Post-Breach Reference Payment. Itau shall not be entitled to exercise its option to substitute any Substituted Reference Payment Notes in accordance with the terms of this subsection unless Itau shall, within five (5) days of the delivery by the Escrow Agent of the Released Reference Payment Note to AOLA and AOLB, deliver to AOLA and AOLB by hand delivery or by reputable overnight mail (i) both of the Substituted Reference Payment Notes, and (ii) a signed Certificate of Deposit of Post-Breach Reference Payment Note (in the form attached to the Escrow Agreement). Upon receipt of such Substituted Reference Payment Notes and such signed Certificate of Deposit of Post-Breach Reference Payment Note, AOLA and AOLB shall simultaneously deliver the Released Reference Payment Note to Itau by hand delivery or by reputable overnight mail service, and (ii) AOLA and AOLB shall simultaneously deliver the Substituted Reference Payment Note having a stated principal balance equal to the Post-Breach Reference Payment, along with the completed Certificate of Deposit of Post-Breach Reference Payment Note, to the Escrow Agent by hand delivery or by reputable overnight mail service. Such Substituted Reference Payment Notes, collectively, shall, for all purposes of this Agreement and the Escrow Agreement, be deemed to be the Reference Payment Note (Brazil) or Reference Payment Note (Caymans), as the case may be, for which such Substituted Reference Payment Notes were substituted in accordance with the terms of this subsection.

               (3) If a Substituted Reference Payment Note is delivered to the Escrow Agent in accordance with Section 8.3(d)(2) above, such Note shall be held in escrow by the Escrow Agent until the arbitrator determines whether a Material AOLB Breach has occurred.

                    (A) If the arbitrator determines that a Material AOLB Breach has occurred, and if Itau does not elect to continue this Agreement in accordance with Section
                         11.2.3 hereof, Itau shall be entitled to receive such Substituted Reference Payment Note, and AOLA, AOLB and
                                                           =
                         Itau shall jointly execute a Note Release Certificate directing the Escrow Agent to release such Substituted Reference Payment Note to Itau.

                    (B) If the arbitrator determines that a Material AOLB Breach has not occurred, or if the arbitrator determines that a Material AOLB Breach has occurred but Itau elects to continue this Agreement in accordance with Section 11.2.3 hereof, then Itau shall have ten
                         (10) Business Days
                         from the date of receipt of such arbitrator's decision to pay the amount of such Substituted Reference Payment
                         Note in full in cash to AOLA or AOLB (as designated by AOLA in its sole discretion). If Itau fails to make such payment, then AOLA and AOLB shall be entitled to deliver to the Escrow Agent a Certificate of Release of Reference Payment Note (in the form attached to the Escrow Agreement) for the purpose of releasing such Substituted Reference Payment Note to AOLA and AOLB.

          (e) All payments made by Itau to AOLA or AOLB on account of any Reference Payment shall be applied first to satisfy that portion constituting the Pre-Breach Reference Payment and then to satisfy that portion constituting the Post-Breach Reference Payment.

          (f) Except as otherwise expressly provided herein, the rights and obligations of the Parties with respect to any Reference Payment shall continue in full force and effect in accordance with the provisions of this Section 8, and the rights and obligations of the Parties with respect to Reference Payments shall apply to Pre-Breach Reference Payments with the same force and effect.

     8.4  Termination of Exclusivity.
          --------------------------

          If by any of the first four Anniversary Dates, Itau does not acquire the number of Verified Members set forth in the table below (the "Total Verified Member Numbers") then the AOLB Parties may by written notice to Itau within sixty (60) days after such Anniversary Date elect to release the AOLB Parties from their obligations under Section
          7.1 and 2.3 and Itau from its obligations under Section 2.3.

          ------------------------------------------------------------------
          Anniversary Date               Total Cumulative Verified
                                         Members
          ------------------------------------------------------------------
           First Anniversary Date          [*]
          ------------------------------------------------------------------
           Second Anniversary Date         [*]
          ------------------------------------------------------------------
           Third Anniversary Date          [*]
          ------------------------------------------------------------------
           Fourth Anniversary Date         [*]
          ------------------------------------------------------------------

          If AOLA or AOLB elects to relieve the Parties of their exclusivity obligations, Itau in its sole discretion may terminate this Agreement by written notice to AOLA and AOLB within thirty (30) days after receipt of such notice from AOLA or AOLB.

9.   ESCROW ARRANGEMENT AND CAYMANS FINANCIAL TEST.
     ---------------------------------------------

     9.1  Escrow Arrangement.
          ------------------

          9.1.1 In General. Upon the satisfaction of the closing conditions set forth in the Stock Subscription Agreement, Itau, AOLA, AOLB and [*] (the "Escrow Agent") shall enter into an Escrow Agreement substantially in the form attached hereto as Exhibit N (the "Escrow Agreement"), pursuant to which Itau will place in escrow the Reference Payment Notes (Brazil), the Reference Payment Notes (Caymans), the Termination Fee Notes (Brazil) and the Termination Fee Notes (Caymans) (as such terms are defined in the Escrow Agreement) (collectively, the "Notes"), which Notes shall be released by the Escrow Agent only upon the occurrence of certain conditions provided therein.

          9.1.2  Issuance and Delivery of Notes.
                 -------------------------------
                 (a) Simultaneously with the execution of the Escrow Agreement, Itau will issue and deliver the Reference Payment Notes (Brazil) and the Termination Fee Notes (Brazil), and the Grand Caymans branch of Itau shall issue and deliver the Reference Payment Notes (Caymans) and the Termination Fee Notes (Caymans), to the Escrow Agent pursuant to the Escrow Agreement.

                 (b) Each of AOLA and AOLB expressly acknowledges and agrees that each Reference Payment Note (Brazil) and each Reference Payment Note (Caymans) corresponding to a given Anniversary Date evidences the Reference Payment that may be due as of such Anniversary Date and which is computed in accordance with the provisions of
                         Article 8 hereof. Payment to AOLA or AOLB of all or any portion of such Reference Payment, or all or any portion of the amounts due under the corresponding Reference Payment Note (Brazil) or Reference Payment Note (Caymans), shall be a pro tanto discharge of the corresponding obligations of Itau for such Reference Payment and of Itau and Itaucorp under such Reference Payment Note (Brazil) and Reference Payment Note (Caymans), as applicable.

                 (c) Each of AOLA and AOLB expressly acknowledges and agrees that each Termination Fee Note (Brazil) and each Termination Fee Note (Caymans) corresponding to a given Anniversary Date evidences the Termination Fee that may be due as of such Anniversary Date. Payment to AOLA or AOLB of all or any portion of such Termination Fee, or all or any portion of the amounts due under the corresponding Termination Fee Note (Brazil) or Termination Fee Note (Caymans), shall be a pro tanto discharge of the corresponding obligations of Itau for such Termination Fee and of Itau and Itaucorp under such Termination Fee Note (Brazil) and Termination Fee Note (Caymans), as applicable.

          9.1.3  Amounts Realizable Under Notes.
                 ------------------------------

                 (a) Each of AOLA and AOLB expressly acknowledges and agrees that, notwithstanding the stated principal amount of any Reference Payment Note (Brazil) or any Reference Payment Note (Caymans) corresponding to a particular Anniversary Date, AOLA and AOLB shall only be entitled to collect the amount of the actual Reference Payment determined as of such Anniversary Date in accordance with Article 8 hereof.

                 (b) Each of AOLA and AOLB expressly acknowledges and agrees that, notwithstanding the stated principal amount of any Termination Fee Note (Brazil) or any Termination Fee Note (Caymans) corresponding to a particular Anniversary Date, AOLA and AOLB shall only be entitled to collect the amount of the actual Termination Fee computed under this Agreement.

                 (c) Neither AOLA nor AOLB shall knowingly or willfully collect more under a Reference Payment Note or a Termination Fee Note than they are entitled to collect in accordance with the terms of this Agreement. If AOLA or AOLB knowingly or willfully collects any such excess amount, AOLA and AOLB shall, within ten (10) Business Days of the date that they first have knowledge that they have received such excess, pay such excess to Itau, together with interest at a rate per annum equal to the lesser of [*] and the maximum rate permitted by law. The rights of Itau under this Section 9.1.3(c) shall be in addition to any and all other rights Itau may have under any applicable law on account of AOLA's or AOLB's knowing or willful collection of such excess amount.

          9.1.4  Launch Date Certificate.
                 -----------------------

                 AOLA, AOLB and Itau agree that, upon a determination under this Agreement of the Launch Date, they will jointly execute and deliver to the Escrow Agent a Launch Date Certificate in the form attached to the Escrow Agreement.

          9.1.5  Substitution of Reference Payment Notes.
                 ---------------------------------------

                 (a) Subject to the provisions of Section 8.3(b), in the event that (i) the Escrow Agent delivers one of the Reference Payment Notes (Brazil) or the Reference Payment Notes (Caymans) to AOLA or AOLB pursuant to the Escrow Agreement (a "Released Reference Payment Note") on account of the determination of a Reference Payment pursuant to Section 8 hereof, and (ii) the actual Reference Payment determined pursuant to Section 8 hereof is less than the stated principal amount of the Released Reference Payment Note evidencing the obligation to pay such Reference Payment, then Itau shall be entitled to substitute a new promissory note (a "Substituted

                         Reference Payment Note") for the Released Reference Payment Note. The Substituted Reference Payment Note shall be identical in all respects to the Released Reference Payment Note except that the Substituted Reference Payment Note shall have a stated principal amount equal to such Reference Payment. Itau shall not be entitled to exercise its option to substitute a Substituted Reference Payment Note in accordance with the terms of this subsection unless Itau shall deliver such Substituted Reference Payment Note to AOLA and AOLB by hand delivery or by reputable overnight mail service within five (5) days of the delivery by the Escrow Agent of the Released Reference Payment Note to AOLA and AOLB. Upon receipt of a Substituted Reference Payment Note by AOLA and AOLB, (i) AOLA and AOLB shall simultaneously deliver the Released Reference Payment Note to Itau by hand delivery or by reputable overnight mail service, and (ii) such Substituted Reference Payment Note shall, for all purposes of this Agreement and the Escrow Agreement, be deemed to be the Reference Payment Note (Brazil) or Reference Payment Note (Caymans), as the case may be, for which such Substituted Reference Payment Note was substituted in accordance with the terms of this subsection.

                 (b) In the event that (i) the Escrow Agent delivers any one or more of the Reference Payment Notes (Brazil) or the Reference Payment Notes (Caymans) to AOLA or AOLB pursuant to the Escrow Agreement (collectively, the "Released Acceleration Payment Notes") on account of the determination of an Acceleration Payment, and (ii) the actual Acceleration Payment is less than the aggregate stated principal amounts of all of the Released Acceleration Payment Notes evidencing the obligation to pay such Acceleration Payment, then Itau shall be entitled to substitute one new promissory note for all of the Released Acceleration Payment Notes (the "Substituted Acceleration Payment Note"). The Substituted Acceleration Payment Note shall be identical in all respects to the Released Acceleration Payment Notes except that the Substituted Acceleration Payment Note shall have a stated principal amount equal to such Acceleration Payment. Itau shall not be entitled to exercise its option to substitute a Substituted Acceleration Payment Note in accordance with the terms of this subsection unless Itau shall deliver such Substituted Acceleration Payment Note to AOLA and AOLB by hand delivery or by reputable overnight mail service within five (5) days of the delivery by the Escrow Agent of the Released Acceleration Payment Notes to AOLA and AOLB. Upon receipt of a Substituted Acceleration Payment Note by AOLA and AOLB, (i) AOLA and AOLB shall simultaneously deliver all of the Released Acceleration Payment Notes to Itau by hand delivery or by reputable overnight mail service, and (ii) such Substituted Acceleration Payment Note shall, for all purposes of this Agreement and the Escrow Agreement, be deemed to be the Reference Payment Notes (Brazil) or the Reference Payment Notes (Caymans), as the case may be, for which such Substituted Acceleration Payment Note was substituted in accordance with the terms of this subsection.

          9.1.6  Substitution of Termination Fee Note. In the event that (i) the
                 ------------------------------------
                 Escrow Agent delivers any of the Termination Fee Notes (Brazil) or the Termination Fee Notes (Caymans) to AOLA or AOLB pursuant to the Escrow Agreement (a "Released Termination Fee Note"), and (ii) the actual Termination Fee is less than the stated principal amount of the Released Termination Fee Note evidencing the obligation to pay such Termination Fee, then Itau shall be entitled to substitute a new promissory note (a "Substituted Termination Fee Note") for the Released Termination Fee Note. The Substituted Termination Fee Note shall be identical in all respects to the Released Termination Fee Note except that the Substituted Termination Fee Note shall have a stated principal amount equal to such computed Termination Fee. Itau shall not be entitled to exercise its option to substitute a Substituted Termination Fee Note in accordance with the terms of this subsection unless Itau shall deliver such Substituted Termination Fee Note to AOLA and AOLB by hand delivery or by reputable overnight mail service within five (5) days of the delivery by the Escrow Agent of the Released Termination Fee Note to AOLA and AOLB. Upon receipt of a Substituted Termination Fee Note by AOLA and AOLB, AOLA and AOLB shall simultaneously deliver the Released Termination Fee Note to Itau by hand delivery or by reputable overnight mail service, and (ii) such Substituted Termination Fee Note shall, for all purposes of this Agreement and the Escrow Agreement, be deemed to be the Termination Fee Note (Brazil) or Termination Fee Note (Caymans), as the case may be, for which such Substituted Termination Fee Note was substituted in accordance with the terms of this subsection.

          9.1.7  Prohibition Against Simultaneous Possession of Notes.
                 ----------------------------------------------------

                 (a) Each of AOLA and AOLB expressly acknowledges and agrees that they will not simultaneously have possession of a Reference Payment Note (Brazil) and a Reference Payment Note (Caymans) corresponding to the same Anniversary Date.

                 (b) Each of AOLA and AOLB further expressly acknowledges and agrees that they will not simultaneously have possession of a Termination Fee Note (Brazil) and a Termination Fee Note (Caymans).

          9.1.8  Release of Note Upon Full Payment.
                 ---------------------------------

                 (a) If AOLA and AOLB shall have possession of a Reference Payment Note (Brazil) or a Reference Payment Note (Caymans) with respect to a particular Anniversary Date, and the amount of the Reference Payment owing as of such Anniversary Date evidenced by such Note is paid in full, AOLA and AOLB shall (i) return such Note in their possession to Itau, and (ii) jointly execute with Itau a Note Release Certificate instructing the Escrow Agent to release from escrow and deliver to Itau the Reference Payment Note in the custody of the Escrow Agent that evidences the obligation to pay such Reference Payment.

                 (b) If AOLA and AOLB shall have possession of a Termination Fee Note (Brazil) or a Termination Fee Note (Caymans), and the amount of the Termination Fee evidenced by such
                         Note is paid in full, AOLA and AOLB shall (i) return such Note in their possession to Itau, and (ii) jointly execute with Itau a Note Release Certificate instructing the Escrow Agent to release from escrow and deliver to Itau the Termination Fee Note in the custody of the Escrow Agent that evidences the obligation to pay such Termination Fee.

          9.1.9  Acknowledgement of Validity and Enforceability of Notes.  Itau
                 -------------------------------------------------------
                 expressly acknowledges and agrees that all of the Reference Payment Notes (Brazil) and all of the Termination Fee Notes (Brazil) are valid and enforceable promissory notes under the laws of Brazil, and Itau hereby waives any right to dispute the validity or enforceability of such Notes under the laws of Brazil. Itau further expressly acknowledges and agrees that all of the Reference Payment Notes (Caymans) and all of the Termination Fee Notes (Caymans) are valid and enforceable promissory notes under the laws of the Caymans Islands, and Itau hereby waives any right to dispute the validity or enforceability of such Notes under the laws of the Caymans Islands.

          9.1.10 Terms of Escrow. AOLA, AOLB and Itau expressly acknowledge and
                 ---------------
                 agree that the Notes shall only be released from the escrow created by the Escrow Agreement upon the terms and conditions contained in the Escrow Agreement. If any conflicts arise between the terms of this Agreement and the terms of the Escrow Agreement with respect to the subject matter of the Escrow Agreement, the terms of the Escrow Agreement shall control.

          9.1.11 Release of Notes Does Not Constitute Payment. Notwithstanding
                 --------------------------------------------
                 anything to the contrary contained in this Agreement, the obligation of Itau to pay all Reference Payments and the Termination Fee in full in cash shall not be satisfied or discharged merely by the release of any of the Notes from escrow pursuant to the terms of the Escrow Agreement. Itau acknowledges and agrees that the Notes evidence its obligation to pay Reference Payments and the Termination Fee, that such Notes are a vehicle by which AOLA and AOLB may seek to enforce such obligations of Itau, and that such obligations shall not be deemed to be satisfied or discharged until AOLA and AOLB receive full payment of such obligations in cash.

     9.2  Non-Impairment of Arbitration Rights; Overpayments or Underpayments.
          ----------------------------------------------------------------------

          9.2.1  Non-Impairment of Arbitration Rights. In addition to all other
                 ------------------------------------
                 rights of the Parties under Articles 8 and 11, AOLA, AOLB and Itau shall be entitled to arbitration under Article 13 of any dispute in respect of the calculation of any amounts due from any Party under this Agreement, including, without limitation, Termination Fees, Acceleration Payments, and Reference Payments; provided, however, the commencement of such
                           --------  -------
                 arbitration shall not delay or affect (i) the rights of any Party to deliver to the Escrow Agent an Audit Certificate (Reference Payments), an Audit Certificate (Caymans Financial
                 Test) or an arbitration award or decision that would result in the release of any of the Notes at the times and in the manner permitted by the provisions of this Agreement, and (ii) the obligations of the Escrow Agent to release any Notes from escrow or otherwise comply with the terms of the Escrow Agreement.

          9.2.2  Overpayments. In the event that (i) any Party commences an
                 ------------
                 arbitration with respect to the computation of amounts owing under this Agreement, and (ii) it is determined by the arbitrator that a Party (the "Overpaid Party") has been paid or has collected from a Party (the "Overpaying Party") more than the amount that is actually owed to the Overpaid Party, then, within ten (10) Business Days of receipt of such arbitrator's decision, the Overpaid Party shall be obligated to return such excess to the Overpaying Party, together with interest on such excess computed at the rate of the lower of 9% per annum compounded monthly and the maximum rate permitted by law, with such interest accruing from the date of receipt of such excess by the Overpaid Party. The payment to, or collection by the Overpaid Party of such excess amount shall not constitute a breach or default by the Overpaid Party under this Agreement

          9.2.3  Underpayments. In the event that (i) any Party commences an
                 -------------
                 arbitration with respect to the computation of amounts owing under this Agreement, and (ii) it is determined by the arbitrator that a Party (the "Underpaid Party") has been paid or has collected from a Party (the "Underpaying Party") less than the amount that is actually owed to the Underpaid Party, then, within ten (10) Business Days of receipt of such arbitrator's decision, the Underpaying Party shall be obligated to pay such deficiency to the Underpaid Party together with interest on such deficiency computed at the rate of the lower of 9% per annum compounded monthly and the maximum rate permitted by law, with such interest accruing from the date such deficiency was owed to the Underpaid Party. The failure to pay such deficiency to the Underpaid Party prior to the date that is ten (10) Business Days after receipt of the arbitrator's decision shall not constitute a breach or default by the Underpaying Party under this Agreement.

          9.3  Caymans Financial Test.
               ----------------------

               9.3.1   Definition of Caymans Financial Test.
                       ------------------------------------

                       At all times from and after the Launch Date through and including the date of full payment of all Reference Payments, Acceleration Payments and Termination Fees, Itau shall comply with all of the following covenants (collectively, the "Caymans Financial Test"):

                       (a) As of any day, the Grand Caymans branch of Itau shall maintain an excess of assets over all liabilities of at least [*] of an amount (the
                              "CFT Amount") equal to the maximum amount of all Reference Payments, Acceleration Payments and Termination Fees that could become due and payable from Itau to AOLA or AOLB from and after such day pursuant to the terms of this Agreement.

                       (b) The Grand Caymans branch of Itau shall maintain its existence in the Cayman Islands and shall maintain at least [*] in cash, cash equivalents (e.g., deposit accounts or
                              certificates of deposit) or marketable securities in its own name, all of which shall be physically located within the Caymans Islands, the United States of America or in a country that is a member of the Organisation for Economic Cooperation and Development; provided, however; such minimum
                                           --------  -------
                              amount shall decrease by [*] on the
                              first day of each quarter of each of the first five (5) Anniversary Years.

                       (c) As of any day, Itau shall (i) maintain physical possession of stock certificates in the Cayman Islands representing at least three fourths of all of the Shares that are subject, as of such day, to the lock up provisions as provided in the Registration Rights and Stockholders Agreement, or
                              (ii) if title to such stock has been transferred to an unrelated financial institution pursuant to a repurchase agreement whereby such financial institution is obligated to resell such stock to Itau, Itau's rights under such repurchase agreement shall be subject to execution and levy, directly or indirectly, pursuant to a Cayman Islands judgment in a jurisdiction other than Brazil; provided, however, that such stock may be
                                      --------  -------
                              transferred to an Affiliate of Itau organized under the laws of any of the jurisdictions listed on Exhibit O hereto (such list may be supplemented from time to time with the consent of AOLA and AOLB, such consent not to be unreasonably withheld or delayed, it being understood and agreed that AOLA and AOLB shall be required to give such consent if the laws of a proposed supplemental jurisdiction are such that it would not materially impair AOLA's or AOLB's ability to execute on a judgment, or exercise rights and remedies, against such stock in such supplemental jurisdiction as compared with the jurisdictions listed on Exhibit O as of the date of this Agreement), if such Affiliate first delivers a guaranty, collateral or other security to AOLA and AOLB, in form and substance reasonably satisfactory to AOLA and AOLB, unconditionally guaranteeing or otherwise securing full payment of all of the obligations of Itau under this Agreement and the Notes.

               9.3.2   Provision of Relevant Information. Information necessary
                       ---------------------------------
                       to determine whether or not Itau satisfies the Caymans Financial Test shall be provided to AOLA and AOLB as follows:

                       (a) Within thirty (30) days of the end of each of Itau's fiscal quarters, Itau shall deliver a certificate to AOLA and AOLB in the form of Exhibit C attached hereto (a "Caymans Financial Test Certificate"), signed by the President or Chief Financial Officer of Itau, certifying that Itau complies with all of the components of the Caymans Financial Test.

                       (b) As soon as available, but in no event later than one hundred twenty (120) days after the end of each of Itau's fiscal years, Itau shall provide to AOLA and AOLB a copy of its audited financial statements and the consolidating audited financial statements of its branches located outside of Brazil.

                       (c) Within fifteen (15) days of receipt by Itau of a written request made by AOLA and AOLB, Itau shall deliver to AOLA and AOLB a Caymans Financial Test Certificate, signed by the President or Chief Financial Officer of Itau, certifying that Itau complies with all of the components of the Caymans
                              Financial Test; provided, however, AOLA and AOLB
                                              --------  -------
                              shall be entitled to make such a request only once
                              each fiscal quarter.

               9.3.3   Failure to Satisfy Caymans Financial Test.
                       -----------------------------------------

                       (a) If at any time AOLA and AOLB send written notice to Itau that AOLA and AOLB contend that Itau has failed to satisfy the Caymans Financial Test, Itau shall be required within thirty (30) days of receipt thereof, unless Itau disputes such contention in accordance with Section 9.3.3(b) below, to provide to AOLA and AOLB additional guaranties, collateral or other security, in form and substance reasonably satisfactory to AOLA and AOLB, in the amount by which Itau has failed to satisfy the Caymans Financial Test.

                       (b) If Itau disputes a contention by AOLA and AOLB that it has failed to satisfy the Caymans Financial Test, such dispute shall be submitted to the Auditor appointed pursuant to Section 8.2.6 hereof, who shall, within thirty (30) days of such submission, determine whether or not the Caymans Financial Test has been satisfied and shall report such determination in writing to AOLA, AOLB and Itau. If the Auditor determines that the Caymans Financial Test has not been satisfied, the Auditor shall also issue an original Audit Certificate (Caymans Financial Test) to each of

                              AOLA, AOLB and Itau in the form attached to the Escrow Agreement, including (i) a determination of the maximum amount of all Reference Payments, Acceleration Payments and Termination Fees that could become due and payable from Itau to AOLA or AOLB from and after the date of such Audit Certificate (Caymans Financial Test), and (ii) an identification of the largest Termination Fee Note remaining in escrow at the time and the fewest number of Reference Payment Notes remaining in escrow at the time that, together, represent the lowest principal amount necessary to cover such Reference Payments, Acceleration Payments and Termination Fees. Within ten (10) days of receipt by Itau of such Audit Certificate (Caymans Financial Test), Itau shall provide to AOLA and AOLB additional guaranties, collateral or other security, in form and substance reasonably satisfactory to AOLA and AOLB, in the amount by which Itau has failed to satisfy the Caymans Financial Test. If Itau shall fail to provide such additional guaranties, collateral or other security, AOLA and AOLB shall be entitled to deliver such Audit Certificate (Caymans Financial
                              Test) to the Escrow Agent for the purpose of releasing to AOLA and AOLB (i) the largest Termination Fee Note remaining in escrow at the time, and (ii) the lowest principal amount of Reference Payment Notes (Brazil) or Reference Payment Notes (Caymans) necessary to cover the maximum amount of all Reference Payments, Acceleration Payments and Termination Fees that could become due and payable from Itau to AOLA or AOLB from and after such day pursuant to the terms of this Agreement. If the Auditor determines that the Caymans Financial Test has been satisfied, an Audit Certificate (Caymans Financial Test) shall not be issued by the Auditor.

                       (c) If Itau offers to provide additional guaranties, collateral or other security on account of a failure to satisfy the Caymans Financial Test, but AOLA and AOLB do not agree that the additional guaranties, collateral or other security offered by Itau are sufficient, such disagreement shall be submitted to Forty-Five Day Arbitration. The decision of the arbitrator shall be delivered to AOLA, AOLB and Itau. If Itau does not comply with the decision of such arbitrator within ten (10) days of receipt thereof, AOLA and AOLB shall be entitled to deliver the Audit Certificate (Caymans Financial Test) to the Escrow Agent for the purpose of releasing to AOLA and AOLB (i) the largest Termination Fee Note remaining in escrow at the time, and (ii) the lowest principal amount of Reference Payment Notes (Brazil) or Reference Payment Notes (Caymans) necessary to cover the maximum amount of all Reference Payments, Acceleration Payments and Termination Fees that could become due and payable from Itau to AOLA or AOLB from and after such day pursuant to the terms of this Agreement.

                       (d) In the event that (i) the Escrow Agent delivers any one or more of the Notes to AOLA and AOLB pursuant to the Escrow Agreement (collectively, the "Released CFT Notes") on account of the failure of Itau to comply with the Caymans Financial Test, and (ii) the actual maximum amount of all Reference Payments, Acceleration Payments and Termination Fees that could be become due and payable from Itau to AOLA or AOLB under the terms of this Agreement is less than the aggregate stated principal amounts of all of the Released CFT Notes, then Itau shall be entitled to substitute one new promissory note (the "Substituted CFT Note") for all of the Released CFT Notes. The Substituted CFT Note shall be identical in all respects to the Released CFT Notes except that the Substituted CFT Note shall have a stated principal amount equal to the actual maximum amount of all Reference Payments, Acceleration Payments and Termination Fees that could become due under the terms of this Agreement. Itau shall not be entitled to exercise its option to substitute a Substituted CFT Note in accordance with the terms of this subsection unless Itau shall deliver such Substituted CFT Note to AOLA and AOLB by hand delivery or by reputable overnight mail service within five (5) days of the delivery by the Escrow Agent of the Released CFT Notes to AOLA and AOLB. Upon receipt of a Substituted CFT Note by AOLA and AOLB, (i) AOLA and AOLB shall simultaneously deliver all of the Released CFT Notes to Itau by hand delivery or by reputable overnight mail service, and (ii) such Substituted CFT Note shall, for all purposes of this Agreement and the Escrow Agreement, be deemed to be the Termination Fee Note (Brazil) or the Termination Fee Note (Caymans), and the Reference Payment Notes (Brazil) or the Reference Payment Notes (Caymans), as the case may be, for which such Substituted CFT Note was substituted in accordance with the terms of this subsection.

                       (e) The amount that AOLA and AOLB shall be entitled to collect under either (i) the Reference Payment Notes and the Termination Fee Note that were released from escrow, or (ii) the Substituted CFT Note, shall be limited to the CFT Amount, notwithstanding the fact that the aggregate face amounts of such notes may be greater.

                       (f) After AOLA and AOLB have obtained possession of any Released CFT Notes, Itau shall have thirty
                              (30) days in which to pay into an interest bearing escrow account the CFT Amount (the "Cash Escrow") pursuant to an escrow agreement that shall be reasonably acceptable to AOLA, AOLB and Itau. The escrow agent appointed pursuant to such escrow agreement (the "Cash Escrow Agent") shall be a United States bank or trust company with assets of at least $50,000,000 and with a place of business in New York, New York. Within ten (10) days after payment of such amount into escrow, AOLA and AOLB shall deliver the Released CFT Notes to Itau by hand delivery or by reputable overnight mail service, and AOLA, AOLB and Itau shall jointly execute a Note Release Certificate (as defined in the Escrow Agreement) instructing the Escrow Agent to release to Itau all of the Notes remaining in escrow.

                       (g) If (i) the CFT Amount is not paid into escrow pursuant to a mutually acceptable escrow agreement among AOLA, AOLB and Itau within such thirty (30) days, and (ii) AOLA and AOLB realize cash from the collection of such Notes, such cash shall be paid into the Cash Escrow and AOLA and AOLB shall act as the Cash Escrow Agent in accordance with the terms of this Section 9.3.3(h).

                              (1) If Itau fails to pay Reference Payments, Acceleration Payments or the Termination Fee as required pursuant to this Agreement and such failure would have resulted in the release of one or more Reference Payment Notes or a Termination Fee Note from escrow in accordance with the terms of the Escrow Agreement, a portion of the Cash Escrow shall be released to AOLA and AOLB in an amount sufficient to satisfy Itau's obligation to make such payments. The establishment of the Cash Escrow shall not relieve Itau of its obligation in the first instance to pay all Reference Payments, Acceleration Payments and the Termination Fee as required by the terms of this Agreement.

                              (2) At any time that the balance of the Cash Escrow exceeds the CFT Amount as of such time, the Cash Escrow Agent shall return such excess to Itau.

                              (3)  At any time that this Agreement is
                                   terminated, the Cash Escrow Agent shall
                                   return the entire balance of the Cash Escrow
                                   to Itau, provided, however, if, at the time
                                            --------  -------
                                   of such termination, the amount of any
                                   Reference Payments, Acceleration Payments or a Termination Fee for periods prior to such termination have not yet been determined in accordance with the terms of this Agreement, or, if determined, have not yet been paid by Itau, the Cash Escrow shall not be returned to Itau until such Reference Payments, Acceleration Payments and/or Termination Fee are determined or paid, as the case may be, at which time the amount of any unpaid Reference Payments, Acceleration Payments and/or Termination Fee shall be paid to AOLA or AOLB (as designated by AOLA in its sole discretion) from the Cash Escrow and the balance of the Cash Escrow shall be returned to Itau.

                       (h) The Cash Escrow Agent shall deposit the Cash Escrow into an interest bearing account; provided, that, the Cash Escrow may be invested only in certain types of investments that shall be mutually agreed upon by AOLA, AOLB and Itau at the time of the creation of the Cash Escrow, it being understood and agreed that such types of investments shall be those which will minimize the risk of loss of the principal amount of the Cash Escrow.

     10.  PAYMENTS AND REPORTING
          ----------------------

          10.1  Equity. As part of the transactions contemplated hereby and that
                ------
                certain Regulation S Stock Subscription Agreement, of even date herewith, Itau and Banco Banerj, S.A. ("Banerj"), an Affiliate of Itau (the "Subscription Agreement"), AOLA is to issue and sell to Itau and Banerj upon the consummation of the initial public offering (the "IPO") of AOLA's Class A Common Stock (the "Common Stock") the Shares at the Purchase Price.

          10.2  Payments.
                --------

                10.2.1   Subscriber Payments. Itau agrees to pay AOLB all
                         -------------------
                         Subscriber Fees collected by or on behalf of Itau or its agents within three (3) Business Days after the day on which such amounts are collected. AOLB and Itau acknowledge that Itau's performance of billing services pursuant to Section 1.14 shall be as an agent to AOLB and that fees received by Itau from AOLB/Itau Subscribers shall be paid to AOLB and considered revenues to AOLB.

                10.2.2   Reference Payments.
                         ------------------

                         Except as otherwise provided in this Agreement and the Related Agreements, all payments due from Itau hereunder pursuant to Article 8 and 9 and any Reference Payments and Pro-Rata Fees shall be made to AOLA or AOLB (as designated by AOLA in its sole discretion), by means of a wire transfer of United States dollars in immediately available funds on or before the date due to an account specified in writing by AOLA to Itau.

                10.2.3   Acceleration Payments.
                         ---------------------

                         (a) In the event an Acceleration Payment is due to AOLA or AOLB upon termination of this Agreement, AOLA or AOLB may send a written notice to Itau stating the amount of such Acceleration Payment and Itau shall pay the full amount of the Acceleration Payment in cash to AOLA or AOLB (as designated by AOLA in its sole discretion) by means of a wire transfer of United States Dollars in immediately available funds within ten (10) Business Days after the date such written notice was sent to an account specified in writing by AOLA to Itau. If Itau fails to make such payment within such ten (10) Business Day period or if Itau disputes the amount of the Acceleration Payment claimed by AOLA or AOLB, the Acceleration Payment, notwithstanding Section 13.5, shall be determined as part of the arbitral proceeding pursuant to Section 13.3 in which such termination was awarded or, in the event there is no such arbitral proceeding, the determination of the Acceleration Payment may be submitted to Forty-Five Day Arbitration pursuant to Section 13.4 by any Party. Any such dispute shall be waived if not claimed during any arbitration relating to such termination. One copy of the decision and award of the arbitrator shall be delivered to AOLA and AOLB and one copy shall be delivered to Itau.

                         (b) If the arbitration award determines that the Acceleration Payment is equal to or less than zero, then AOLA, AOLB and Itau shall jointly execute and deliver to the Escrow Agent a Note Release Certificate instructing the Escrow Agent to release to Itau all of the Reference Payment Notes in accordance with the terms of the Escrow Agreement.

                         (c) If the arbitration award determines that the Acceleration Payment is greater than zero, then Itau shall pay the full amount of the Acceleration Payment in cash to AOLA or AOLB (as designated by AOLA in its sole discretion) within ten (10) Business Days of receipt of such arbitration award. If Itau fails to make such payment, AOLA and AOLB shall be entitled to deliver such arbitrator's award to the Escrow Agent for the purpose of releasing the remaining Reference Payment Notes from escrow in accordance with the terms of the Escrow Agreement.

               10.2.4    Termination Fee.
                         ---------------

                         (a) If Itau is required to pay a Termination Fee pursuant to this Agreement, AOLA or AOLB may send a written notice to Itau stating the amount of such Termination Fee and Itau shall pay the full amount of the Termination Fee calculated as provided in this Agreement in cash to AOLA or AOLB (as designated by AOLA in its sole discretion) by means of a wire transfer of United States Dollars in immediately available funds within ten (10) Business Days after the date such written notice was sent to an account specified in writing by AOLA to Itau. If Itau fails to make such payment within such ten (10) Business Day period or if Itau disputes the amount of the Termination Fee claimed by AOLA or AOLB, the amount of the Termination Fee, notwithstanding Section 13.5, shall be determined as part of the arbitral proceeding pursuant to Section 13.3 in which such termination was awarded or, in the event there is no such arbitral proceeding, the determination of the Termination Fee may be submitted to Forty-Five Day Arbitration pursuant to Section 13.4 by any Party. Any such dispute shall be waived if not claimed during any arbitration relating to such termination. One copy of the decision and award of the arbitrator shall be delivered to AOLA and AOLB and one copy shall be delivered to Itau. If Itau fails to pay the Termination Fee determined by the arbitrator, AOLA and AOLB shall be entitled to deliver such arbitrator's award to the Escrow Agent for the purpose of releasing the applicable Termination Fee Note from escrow in accordance with the terms of the Escrow Agreement.

                         (b) If such arbitration award determines a Termination Fee of zero, then AOLA, AOLB and Itau shall jointly execute and deliver to the Escrow Agent a Note Release Certificate instructing the Escrow Agent to release to Itau all of the Termination Fee Notes in accordance with the terms of the Escrow Agreement.

               10.2.5    Billing Service Fee, Finance Channel Fee and Other
                         --------------------------------------------------
                         Payments. Except as otherwise provided herein, all
                         --------
                         Billing Services Fees due from AOLB hereunder and any other payments payable by AOLB or AOLA to Itau hereunder shall be made to Itau by means of a wire transfer of Brazilian Reais (or any successor official Brazilian currency) in immediately available funds within fifteen (15) Business Days after AOLB's receipt of an invoice therefor. Except as otherwise provided herein, all Finance Channel Fees due from Itau hereunder and any other payments payable by Itau to AOLA or AOLB hereunder (other than those set forth in Section 10.2.1-10.2.4) shall be made to AOLB by means of a wire transfer of Brazilian Reais (or any successor official Brazilian currency) in immediately available funds within fifteen (15) Business Days after AOLB's receipt of an invoice therefor.

          10.3 Late Payments; Interest and Inflation. All payments not made on
               -------------------------------------
               or before the due date specified herein shall be subject to interest at the lower of the rate of nine percent (9%) per annum compounded monthly or the maximum amount permitted by law per annum until such payment is made in full including if such payments are delayed due to a Force Majeure Event. Furthermore, in case such payments not made on or before the due date specified herein, are required to be converted into Reais, for any reason whatsoever, then the same shall also be adjusted for inflation by the General Market Price Index variance supplied by the Fundacao Getulio Vargas (IGPM-FGV), or in case of its extinction, by a comparable index. Any interest and/or adjustment for inflation shall be accrued "pro rata temporis" from the respective due date specified herein, until the date of the effective payment.

          10.4 Remission Abroad; Payment in Brazil.
               -----------------------------------

               If necessary, Itau shall, subject to all applicable laws, rules and regulations, use all reasonable efforts to obtain all necessary approvals to ensure that monies due by Itau to AOLA in United States dollars under this Agreement may be immediately remitted abroad. To the extent this Agreement requires Itau to pay AOLA or AOLB in United States dollars and payment in such currency is prohibited by law, rule or regulation in Brazil, Itau shall instead pay AOLB in Reais at the exchange rate set by Banco Central do Brasil - PTAX 0800 option 5 for the day such payment first becomes due and payable. Payments to AOLA under this Agreement shall be made to AOLA in a jurisdiction designated in its sole discretion.

          10.5 Reporting.
               ---------

          10.5.1    Promotional Commitments. Each of AOLB and Itau shall provide
                    -----------------------
                    the other with regular reports (no less frequently than monthly) describing any promotional activities it has undertaken pursuant to this Agreement. In reporting any promotion, such Party shall describe the nature of promotion, its duration and any other relevant information regarding the promotion.

          10.5.2    Distribution. Itau shall provide AOLB with quarterly reports
                    ------------
                    setting forth (i) the total number of Customized Client CDs distributed, and (ii) future forecasts regarding distribution of Customized Client CDs and other relevant information reasonably requested by AOLB.

          10.5.3    Verified Members Reporting. AOLB shall provide Itau with (i)
                    --------------------------
                    quarterly reports setting forth the total number of AOLB/Itau Subscribers as of the end of such quarter and (ii) within thirty (30) days after the each Anniversary Date a report setting forth the aggregate number of Verified Members on such Anniversary Date.

     10.6 Auditing Rights. Each Party shall maintain complete, clear and
          ---------------
          accurate records of all expenses, revenues, fees, transactions, performance tests and related documentation (including agreements) in connection with the performance of this Agreement ("Records"). All such Records shall be maintained for a minimum of five (5) years following termination of this Agreement. For the sole purpose of ensuring compliance with this Agreement, each Party shall have the right, at its expense, to direct an independent certified public accounting firm subject to strict confidentiality restrictions to conduct a reasonable and necessary copying and inspection of portions of the Records of another Party that are directly related to each Party's performance and amounts payable to the auditing Party pursuant to this Agreement. Any such audit may be conducted after ten (10) business days prior written notice and shall be conducted during normal business hours.

     10.7 Taxes. No taxes or imposts of any nature whatsoever (including without
          -----
          limitation income tax withheld at source) will levy on any payments due by any Party under this Agreement. It shall be the responsibility of the paying Party to ensure that no such taxes or imposts are levied and, if necessary, the paying Party shall gross up all amounts due to another Party so as to secure that the Party to whom such amounts are paid actually receives said amounts net of any taxes or imposts of any kind.

11.  TERM, RENEWAL AND TERMINATION
     -----------------------------

     11.1  Term; Renewal; Nonrenewal. Unless earlier terminated as set forth
           -------------------------
           herein, the term of this Agreement shall commence on the Effective Date and continue until the date ten (10) years from the Effective Date (the "Term"). AOLA, AOLB and Itau agree to meet no later than twelve (12) months before the expiration of the Term to negotiate equitable terms for renewing or extending this Agreement or the relationship among the Parties, provided however, that no Party shall be obligated to enter into any such extension or renewal. This Agreement only shall be extended by mutual agreement in writing of AOLA, AOLB and Itau. AOLA and AOLB shall be considered one Party for purposes of this Article 11.

     11.2  Termination for Material Breach.
           -------------------------------

           11.2.1  Notice and Cure Periods. In the event that an AOLB Party
                   -----------------------
                   commits a Material AOLB Exclusivity Breach or Itau commits a Material Itau Breach, and such breaching Party (the "Breaching Party") fails to cure such breach within thirty
                   (30) days or, in the case of a Material Exclusivity Breach, within ninety (90) days (such periods, the "Cure Periods"), after written notice thereof (a "Breach Notice"), from the other Party (the "Notifying Party"), the Notifying Party shall have the right to terminate this Agreement upon receipt of an arbitral ruling confirming such uncured Material Breach as provided in this Section 11.2. In the event that an AOLB Party commits a Material AOLB Breach other than a Material AOLB Exclusivity Breach, Itau shall have the right to terminate this Agreement upon receipt of an arbitral ruling confirming such Material Breach as provided in this Section
                   11.2. Stopping the violating conduct shall not "per se" be deemed to constitute a cure for a Material Breach.

          11.2.2  Referral to Arbitration.
                  -----------------------

                  (a) Except for a Material AOLB Breach other than a Material AOLB Exclusivity Breach, beginning on the date of the Breach Notice, any Party shall have the right to refer to arbitration the issue of whether such a Material Breach has occurred and to seek injunctive or other relief from such breaching conduct. In the event such Material Breach is cured during the applicable Cure Period, the Notifying Party shall not be entitled to terminate this Agreement or to receive the Termination Fee.

                  (b) In the case of Material Exclusivity Breaches, if the Breaching Party ceases the allegedly breaching activities within ten (10) days after receipt of a Breach Notice, the Breaching Party shall have the right to refer to arbitration the issue of whether the activities at issue violate the provisions of Section 2.3 and/or 7.1 hereof as alleged, and if so, whether such breach has, or if continued, would be reasonably likely to have a Material Adverse Effect. If the arbitral decision holds either that the allegedly breaching conduct does not constitute a breach of Section 2.3 or 7.1, or that the breach does not have and is not reasonably likely to have a Material Adverse Effect, the allegedly Breaching Party may recommence the allegedly breaching activities. If the arbitral decision holds that the allegedly breaching conduct (i) constitutes a breach of Section 2.3 or 7.1,
                       (ii) such conduct did not have a Material Adverse Effect, and (iii) such conduct is reasonably likely to have a Material Adverse Effect in the future, then so long as the Breaching Party does not recommence any of the breaching activities, the Notifying Party shall not be entitled to terminate this Agreement. An arbitral decision holding that the conduct constitutes a breach of
                       Section 2.3 or 7.1, but did not have and is not reasonably likely to have a Material Adverse Effect shall not preclude the Notifying Party from subsequently referring to arbitration the issue of whether the same conduct has or is reasonably likely to have a Material Adverse Effect or from receiving any applicable remedies in the event such conduct is determined by an arbitrator to have a Material Adverse Effect; provided, however, any claim in such a subsequent arbitration that the same conduct has or is reasonably likely to have a Material Adverse Effect may only be brought in the event of a substantial change in the facts and circumstances initially referred to arbitration.

          11.2.3  Termination Rights, Termination Fees and Remedies for Material
                  --------------------------------------------------------------
                  Breaches.
                  --------

                  (a)  Termination Rights for Material Exclusivity Breaches.
                       ----------------------------------------------------
                       Upon receipt of an arbitral ruling affirming the existence of a Material Exclusivity Breach that was not cured during the applicable Cure Period, the Notifying Party may at its option elect by written notice to the Breaching Party within thirty (30) days after the date of such ruling:

                       (1) To terminate the Agreement which termination shall be effective immediately upon receipt by the Breaching Party of such written notice of termination; or

                       (2) To continue the Agreement, in which case the Agreement shall remain in full force and effect notwithstanding such final arbitral ruling, in which case: (a) the Notifying Party may elect to continue this Agreement notwithstanding such breach; and (b) the Notifying Party may also elect by written notice to the Breaching Party, within two (2) Business Days after the award to be unilaterally relieved from the exclusivity provisions hereunder. In the event a Notifying Party elects (b) above, in the case of a Material AOLB Exclusivity Breach, the provisions of
                            Section 2.3 shall no longer apply to Itau or its Affiliates; and in the case of a Material Itau Exclusivity Breach, the provisions of Section 7.1,
                            2.3.2 and 2.3.3 shall no longer apply to the AOLB Parties or their Affiliates.

                       (3) In the event that a Party chooses option (2) above, the arbitral panel shall be reconvened fifteen (15) days after the initial ruling affirming the existence of the Material Exclusivity Breach and if the Breaching Party fails to cure the breach within ten (10) days after such ruling as determined by the arbitral panel, the Notifying Party may by written notice delivered within fifteen (15) days of the expiration of such ten (10) day period terminate the Agreement, effective immediately upon receipt by the Breaching Party of such written notice of termination.

                       (b)  Termination Rights for Other Material Breaches. Upon
                            ----------------------------------------------
                            receipt of an arbitral ruling affirming the existence of a Material Breach (other than a Material Exclusivity Breach) that was not cured during the applicable Cure Period, the Notifying Party may at its option elect by written notice to the Breaching Party within thirty (30) days after the date of such ruling:

                            (1) To terminate the Agreement which termination shall be effective immediately upon receipt by the Breaching Party of such written notice of termination; or

                            (2) To continue the Agreement, in which case the Agreement shall remain in full force and effect notwithstanding such final arbitral ruling, in which case the Notifying Party may elect to continue this Agreement notwithstanding such breach.

                            In the event that a Party chooses option (2) above, the arbitral panel shall be reconvened fifteen (15) days after the initial ruling affirming the existence of the Material Breach and if the Breaching Party fails to cure the breach within ten
                            (10) days after such ruling as determined by the arbitral panel, the Notifying Party may by written notice delivered within fifteen (15) days of the expiration of such ten (10) day period terminate the Agreement, effective immediately upon receipt by the Breaching Party of such written notice of termination.

                      (c)   Termination Fee. The Parties acknowledge that the
                            ---------------
                            totality of their rights and obligations under this Agreement and the Related Agreements, including the number of Shares granted to Itau, were determined based on the assumption that AOLA and AOLB would have the benefit of Itau's obligations under Sections 2.3 and 2.1.3 throughout the Term and that AOLA's and AOLB's failure to enjoy such benefit for the Term would, unless rectified, result in AOLA and AOLB receiving substantially less value from this Agreement and the Related Agreements than contemplated by the Parties. Accordingly, in the event, AOLA or AOLB terminates the Agreement pursuant to this Section 11.2 during the first five Anniversary Years for a Material Itau Exclusivity Breach or a Material Marketing Breach, to compensate the AOLB Parties for such loss of value, Itau shall pay to AOLA or AOLB, (as determined by AOLA in its sole discretion), as the AOLB Parties' sole and exclusive remedy for such Material Breach, the Termination Fee. In the event, AOLA or AOLB terminates the Agreement pursuant to this Section
                            11.2 after the first five Anniversary Years for a Material Itau Exclusivity Breach or a Material Marketing Breach, AOLA and AOLB shall be entitled to any available remedies at law or in equity. The Parties agree that such Termination Fee is reasonable in light of the damages the AOLB Parties would suffer in the event the agreement is terminated due to a Material Itau Exclusivity Breach or Material Marketing Breach during the first five (5) Anniversary Years. Upon termination of the Agreement and payment of such Termination Fee (which Termination Fee shall be reduced by the amount of any Reference Payments Itau has paid to AOLA or AOLB for any Anniversary Date occurring after the Breach Date), Itau shall be relieved from the obligation to pay any Reference Payments for Anniversary Dates which occur after the Breach Date and Itau shall be required to pay a Type I Pro-Rata Reference Payment for the Anniversary Year in which the Breach Date occurs.



                       (d)  Remedies Upon Termination For Material Payment
                            ----------------------------------------------
                            Breaches. In the event the AOLB Parties terminate
                            --------
                            the Agreement pursuant to this Section 11.2 for a Material Payment Breach, in addition to any amounts due, or for which the payment obligation has accrued prior to such Termination Date, as the AOLB Parties sole and exclusive remedy for such Material Payment Breach, the Type I Acceleration Payment shall become immediately due and payable upon the Termination Date. Upon termination of the Agreement and payment of such Type I Acceleration Payment, Itau shall be relieved from the obligation to pay any Reference Payments for Anniversary Dates which occur after the Breach Date.

                       (e)  Remedies Upon Termination for Material Launch
                            ---------------------------------------------
                            Failure. In the event Itau terminates the Agreement
                            -------
                            pursuant to Section 11.2 for a Material Launch Failure as Itau's sole and exclusive remedy, Itau shall be relieved of its obligation to pay (i) any Reference Payments hereunder and (ii) any other fees or other amounts which became due and for which the payment obligation accrued after the Breach Date.

                       (f)  Remedies Upon Termination for Other Material AOLB
                            -------------------------------------------------
                            Breaches. In the event Itau terminates the Agreement
                            --------
                            pursuant to Section 11.2 for a Material AOLB Breach (other than a Material Launch Failure) as Itau's sole and exclusive remedy, Itau shall be relieved of its obligation to pay any Reference Payments for Anniversary Dates which occurred after the Breach Date and Itau shall be required to pay a Type I Pro-Rata Reference Payment for the Anniversary Year in which the Breach Date occurred.

          11.3  Termination for Failure to Co-Brand a New ISP Product. AOLB
                -----------------------------------------------------
                shall have the right to terminate this Agreement as provided in
                Section 2.3.2(e). In the event that AOLB elects to terminate this Agreement pursuant to Section 2.3.2(e), as Itau's sole and exclusive remedy, Itau shall be relieved of its obligation to pay any Reference Payments for Anniversary Dates which occur after the

                Termination Date and Itau shall be required to pay a Type II Pro-Rata Reference Payment for the Anniversary Year in which the Termination Date occurs.

          11.4  Termination for Failure to Offer a New ISP Product. Itau shall
                --------------------------------------------------
                have the right to terminate this Agreement as provided in
                Section 2.3.2(f). In the event that Itau elects to terminate this Agreement pursuant to Section 2.3.2(f), as AOLA and AOLB's sole and exclusive remedy, the Type II Acceleration Payment shall become immediately due and payable upon the Termination Date. Upon payment of such Type II Acceleration Payment, Itau shall be relieved of its obligation to pay any Reference Payments for Anniversary Dates which occur after the Termination Date.

          11.5  Termination In Connection With Noncompetitive ISP Products. Itau
                ----------------------------------------------------------
                shall have the right to terminate this Agreement as provided in
                Section 2.3.3(b). In the event Itau elects to terminate this Agreement pursuant to Section 2.3.3(b), as AOLB's sole and exclusive remedy, the Type II Acceleration Payment shall become immediately due and payable upon the Termination Date. Upon payment of such Type II Acceleration Payment, Itau shall be relieved of its obligation to pay any Reference Payments for Anniversary Dates which occur after the Termination Date.


          11.6  Termination for Change of Control.
                ---------------------------------

                (a) Upon consummation of an AOLA Change of Control, Itau shall have the right, exercisable in its sole discretion for thirty (30) days thereafter, to terminate this Agreement immediately upon written notice to AOLA; provided that, if such AOLA Change of Control occurs, and the Successor is not described in clauses (i) or (ii) of the second succeeding sentence, then such right shall be exercisable by Itau for sixty (60) days after such AOLA Change in Control. In the event Itau elects not to terminate this Agreement upon an AOLA Change of Control, then any successor-in-interest of AOLA or AOLB shall be bound by and must consent in writing to be bound by the provisions of this Agreement to the same extent as AOLA or AOLB, as the case may be. In the event that Itau elects to terminate this Agreement pursuant to this
                       Section 11.6(a), and any such Successor is (i) a Financial Institution, or (ii) is a member of any Related Group that includes any Financial Institution that is one of the top twenty Financial Institutions in the Territory (ranked by the aggregate assets within the Territory of all members of a Group that are Financial Institutions as of the latest date prior to the date AOLA Change in Control as of which such information is available), then as Itau's sole and exclusive remedy, Itau shall be relieved of its obligation to pay any Reference Payments for Anniversary Dates which occur after the Termination Date and Itau shall be required to pay a Type II Pro-Rata Reference Payment for the Anniversary Year in which the Termination Date occurs. In the event that Itau elects to terminate this Agreement pursuant this Section 11.6(a), and such Successor is not described in clauses (i) or
                       (ii) of the immediately preceding sentence, then as AOLB's sole and exclusive remedy, the Type II Acceleration Payment shall become immediately due and payable upon the Termination Date. Upon payment of such Type II Acceleration Payment, Itau shall be relieved of its obligation to pay any Reference Payments for Anniversary Dates which occur after the Termination Date.

                (b) Upon consummation of an Itau Change of Control, AOLA and AOLB shall have the right, exercisable in its sole discretion for thirty (30) days thereafter, to terminate this Agreement immediately upon written notice to Itau; provided that, if such Itau Change of Control occurs and the Successor is not described in clauses (i) or (ii) of the second succeeding sentence, then such right shall be exercisable by AOLA and AOLB for sixty (60) days after such Itau Change in Control. In the event neither AOLA nor AOLB elects to terminate this Agreement upon an Itau Change of Control, then any successor-in-interest of Itau shall be bound by and must consent in writing to be bound by the provisions of this Agreement to the same extent as Itau. In the event that AOLB elects to terminate this Agreement pursuant this Section 11.6(b), and such Successor is (i) an Access Provider or a Designated Entity as of such Termination Date, or (ii) is a member of any Related Group that includes any Access Provider or Designated Entity, then as AOLB's sole and exclusive remedy, the Type II Acceleration Payment shall become immediately due and payable upon the Termination Date. In the event that AOLB elects to terminate this Agreement pursuant this Section 11.6(b), and such Successor (i) is not an Access Provider or a Designated Entity as of such Termination Date and (ii) is not a member of any Related Group that includes any Access Provider or Designated Entity, then as Itau's sole and exclusive remedy, Itau shall be relieved of its obligation to pay any Reference Payments for Anniversary Dates which occur after the Termination Date and Itau shall be required to pay a Type II Pro-Rata Reference Payment for the Anniversary Year in which the Termination Date occurs.

          11.7  Termination In Connection With Failure to Achieve Total Verified
                ----------------------------------------------------------------
                Member Numbers. Itau shall have the right to terminate this
                --------------
                Agreement as provided in Section 8.4. In the event Itau elects to terminate this Agreement pursuant to Section 8.4, as AOLA and AOLB's sole and exclusive remedy, the Type II Acceleration Payment shall become immediately due and payable upon the Termination Date. Upon payment of such Type II Acceleration Payment, Itau shall be relieved of its obligation to pay any Reference Payments for Anniversary Dates which occur after the Termination Date.

          11.8  Termination for Certain Equity Matters. If (i) the Subscription
                --------------------------------------
                Agreement is terminated at any time prior to the issuance of the Shares to the Purchasers (as that term is defined in the Subscription Agreement), or (ii) AOLA ceases to be a subject to the provisions of Section 13 of the Securities Exchange Act of 1934, as amended (an "AOLA Privatization Event"), then AOLA and Itau shall negotiate in good faith for a period not to exceed thirty (30) days regarding modifications to this Agreement necessary or desirable to obtain for AOLA and Itau the benefits sought to be obtained hereby and by the Related Agreements in light of such changes. If the Parties are unable to reach agreement on such modifications, Itau shall have the right, exercisable in its sole discretion for thirty (30) days thereafter, to terminate this Agreement immediately upon written notice to AOLA thereof. In addition, if an AOLA Privatization Event occurs, Itau shall have the right to terminate this Agreement at any time after the end of the fifth Anniversary Year of this Agreement upon thirty (30) days prior written notice to AOLA and AOLB. In the event Itau elects to terminate this Agreement pursuant to (i) above, Itau shall be relieved of its obligation to pay any Reference Payments. In the event Itau elects to terminate this Agreement pursuant to this Section 11.8 due to an AOLA Privatization Event, Itau shall be relieved of its obligation to pay any Reference Payments for Anniversary Dates which occur after the Termination Date and Itau shall be required to pay a Type II Pro-Rata

                Reference Payment for the Anniversary Year in which the Termination Date occurs. If the Termination Date for an AOLA Privatization Event occurs during the fourth or fifth Anniversary Year of this Agreement, in addition to the Type II Pro Rata Payment, Itau shall pay AOLB [*] within ten (10) Business Days after the Termination Date.

          11.9  Termination for Bankruptcy, Insolvency and Related Events.
                ---------------------------------------------------------

                This Agreement shall terminate automatically in the event Itau or AOLB: (a) becomes or is declared insolvent or bankrupt; (b) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days; (c) makes an assignment for the benefit of creditors or (d) ceases to do business in the normal course. In the event AOLB terminates this Agreement pursuant to this Section 11.9, as AOLB's sole and exclusive remedy, the Type II Acceleration Payment shall become immediately due and payable. Upon payment of such Acceleration Payment, Itau shall be relieved of its obligation to pay any Reference Payments for Anniversary Dates which occur after the Termination Date. In the event Itau elects to terminate this Agreement pursuant to this Section 11.9, Itau shall be relieved of its obligation to pay any Reference Payments for Anniversary Dates which occur after the Termination Date and Itau shall be required to pay a Type II Pro-Rata Reference Payment for the Anniversary Year in which the Termination Date occurs.

          11.10 Survival. Except as otherwise expressly provided herein, all
                --------
                rights granted to and obligations undertaken by the Parties hereunder shall terminate immediately upon termination of this Agreement, except for this Section 11.10 and the following rights and obligations, which shall survive in accordance with their terms:

                (a)  The provisions of Sections 1.6.2, 1.7.1, 1.7.4, 8.2.3,
                     8.2.4, 8.2.5, 8.2.6, 9.1.2(b), 9.1.2(c), 9.1.3, 9.1.5,
                     9.1.6, 9.1.7, 9.1.8, 9.1.9, 9.1.11, 9.2, 9.3.3(f),
                     9,3.3(g), 9.3.3(h), 11.10, 11.11 and Article 13 of the body of this Agreement;

                (b) The obligation to pay AOLB any and all Subscriber Fees collected by Itau, its agents or independent contractors;

                (c) The obligation to pay any fees or other payments which became due or for which the payment obligation accrued on or prior to the Termination Date, except where this Agreement expressly provides that such Party is relieved of such payment obligations;

                (d)  Exhibit A; and

                (e)  In Exhibit B, Sections II, III, IV, V and VI.

                For purposes of this Section 11.10, any Termination Fee payable hereunder shall be deemed to accrue as of the Termination Date, and any Reference Payments shall be deemed to accrue as of the Anniversary Date with respect to which they are to be calculated, however, Pro-Rata Reference Payments and Acceleration

                Payments shall be deemed to accrue as of the Trigger Date applicable to such payments.

          11.11 Wind Down.
                ---------

                11.11.1  Co-Branded Service.
                         ------------------

                         Upon expiration or termination of this Agreement, unless otherwise mutually agreed, AOLB shall continue to make the Co-Branded Service available to AOLB/Itau Subscribers as set forth in this Agreement and Itau shall continue to pay the Hours Payment and the Finance Channel Fee (in an amount not to exceed one-half of the inflation-adjusted cap set forth in Section 1.11.3) for a period of [*] after the termination of this Agreement, AOLB and Itau shall mutually agree upon and commence implementing a transition plan designed to ensure an orderly transition of the AOLB/Itau Subscribers from the Co-Branded Service and reduce disruption to the AOLB/Itau Subscribers.

                11.11.2  Billing.
                         -------

                         Upon the expiration or termination of this Agreement, AOLB may at its option provide AOLB/Itau Subscribers with the AOLB Service instead of the Co-Branded Service. AOLB and Itau shall, at AOLB's option, either enter into an agreement under which Itau shall continue to provide Billing Services for the AOLB/Itau Subscribers on AOLB's behalf, or implement a plan under which Itau shall migrate all such Billing Services to AOLB or its designee within a period of one hundred eighty (180) days, in which case AOLB shall continue to pay Itau the Billing Services Fee during such 180-day period.

                11.11.3  Informing AOLB/Itau Subscribers. Upon expiration or
                         -------------------------------
                         termination of this Agreement, AOLB agrees to: (a) create a cul-de-sac screen in the AOLB Network explaining the steps necessary to access Itau Financial Services available at URL: www.Itau.com.br (or such successor locator for Itau's home page as designated by Itau provided that such domain name does not reference another Access Provider or AOLB Designated Entity as of the expiration or termination date) and promote for a period of three (3) months after expiration or termination of this Agreement such screen by means of a link on the "Welcome" screen presented to AOLB/Itau Subscribers after expiration or termination of this Agreement, and (b) not deactivate the Custom Toolbar Icon or the link from such icon to the location that such icon linked to immediately prior to such expiration or termination date (or such other location as mutually agreed) for a period of six (6) months; both (a) and (b) only as long as Itau does not offer, market or otherwise promote on the page accessible at such URL, the products or services of any other Access Provider or AOLB Designated Entity as of the expiration or termination date.

                11.11.4  Marketing Restrictions.
                         ----------------------

                         (a)  For a period of [*] after expiration or
                              termination of the Agreement, Itau agrees (i) not specifically to target, or to authorize or permit any third party to target, the AOLB/Itau Subscribers or the AOLB Members in any online or offline marketing or promotional activities with respect to products and services of Access Providers, AOLB Designated Entities as of termination or expiration or ISP Products, (ii) not to disparage AOLA or AOLB or otherwise make statements directly comparing Itau's new access program to the AOLB Service or Co-Branded Service; and (iii) not to use the AOLB Network to distribute, market or promote any ISP Products except as provided below nor the AOLB Designated Entities listed as of such expiration or termination date, nor to authorize or permit any third party to use the AOLB Network to distribute, market or promote any ISP Products specifically targeted to the AOLB/Itau Subscribers or AOLB Members except with the express written permission of AOLB. The following activities by Itau shall not be considered violations of this Section: (a) continuing to use an AOL.com domain name; (b) sending e-mail to former AOLB/Itau Subscribers that continue to maintain an AOL.com domain name, provided that such e-mails comply with (i) and
                              (ii) above; (c) sending e-mails to former
                              AOLB/Itau Subscribers informing such individuals of an ISP Product of which the Parties did not agree to create a Co-Branded version of such ISP Product pursuant to this Agreement, and (d) including promotions for ISP Products and AOLB Designated Entities on pages of the Itau Interactive Sites other than those subject to restrictions pursuant to Section 11.9.2.


                         (b)  For a period of [*] after expiration or
                              termination of the Agreement, AOLB agrees (i) not specifically to target, or to authorize or permit any third party to target, the AOLB/Itau Subscribers in any online or offline marketing or promotional activities with respect to (A) Financial Services offered by third-parties or (B) Financial Institutions, and (ii) not to disparage Itau or otherwise make statements directly comparing Itau's Financial Services with the Financial Services of any new Financial Institution partners.

               11.12  Release of Certain Notes From Escrow Upon Termination.
                      -----------------------------------------------------

                      In the event this Agreement is terminated pursuant to this
                      Section 11, there shall be released from escrow any Notes evidencing obligations of Itau hereunder for which Itau cannot be liable. AOLA, AOLB and Itau shall jointly execute and deliver to the Escrow Agent a Note Release Certificate in the form attached to the Escrow Agreement directing that such Notes be released from escrow and delivered to Itau.

12.  ADDITIONAL OPPORTUNITIES.

     12.1  Itau Opportunities.
           ------------------

           12.1.1  Brazilian Financial Services. AOLB and Itau shall meet and
                   ----------------------------
                   discuss reasonable terms under which, upon mutual agreement of the Parties, AOLB may fulfill its corporate and general administrative Financial Services needs in the Territory (including the billing of all AOLB Members) from Itau, and AOLB shall fulfill such Financial Services from Itau so long as such Financial Services are available from Itau in the manner required by AOLB and are competitively priced; provided that the foregoing shall not require AOLB to terminate any existing agreements for such Financial Services.

           12.1.2  Online Promotions. From time to time during the Term, AOLB
                   -----------------
                   will offer Itau the opportunity, before it offers such opportunity to a Financial Institution that is a bank (or any other product or service that is branded with the name of any such Financial Institution that is a bank), to engage in special promotions in certain special temporary areas (not existing channels or areas) created for the AOLB Service (e.g., a carnival area) on agreeable terms and conditions for
                    - -
                   a mutually agreed fee, subject to any agreements existing as of the Effective Date. The foregoing will not apply to the renewal of any such areas. Itau acknowledges that certain AOLB areas contain multiple promotions. AOLB and Itau shall meet and discuss other opportunities such as sponsoring other "channels" of the AOLB Service upon agreeable terms and conditions.

           12.1.3  Future Opportunities. Except as provided in 12.1.2, if AOLA
                   --------------------
                   or AOLB desires to partner (including with respect to offering, branding, Co-Branding, marketing or promoting Non-ISP Products) with a Financial Institution other than Itau with respect to Non-ISP Products in the Territory, except marketing or promotion of the AOLB Service and/or AOLB Network and Advertising on the AOLB Service and/or AOLB Network, AOLA or AOLB, as the case may be, shall approach Itau and discuss the opportunity for Itau to provide such products or services (e.g., an electronic wallet, an
                                         - -
                   electronic credit card for making purchases on the Internet, a Co-Branded credit card, a secure online payment system) on mutually agreeable terms, subject to any agreements existing as of the Effective Date. AOLA and AOLB shall not close any such agreement with a third-party Financial Institution prior to talking with Itau. In the event AOLA or AOLB enters into an Agreement with another Financial Institution in the Territory pursuant to this Section 12.1.3 regarding the provision of a Non-ISP Product feature or functionality on the AOLB Network, AOLA and AOLB may promote such feature or functionality with or without the other Financial Institution's brand name or logo: (a) in any manner online other than on the Covered Pages, and (b) in offline media and general advertisements and promotions for AOLA and AOLB products and services, provided that any advertisements and promotions by AOLA or AOLB primarily for such feature or functionality may not include the other Financial Institution's brand name or logo.

           12.1.4  Advertising Discount. AOLB shall extend to Itau a [*] percent
                   --------------------
                   ([*]%) discount [*] for Advertising on the AOLB Service or Co-Branded Service for Advertisements purchased after the Effective Date by Itau for its products or services, provided that AOLB is not required to pay any commission or provide any discount to any third party retained by or on behalf of Itau with respect to the sale of such Advertisements (e.g.,
                                                                         - -
                   an advertising agency).

     12.2  AOLB Opportunities.
           ------------------

           12.2.1  Future Opportunities. If Itau desires to partner (including
                   --------------------
                   with respect to offering, branding, Co-Branding, marketing or promoting Non-ISP Products) with an Access Provider other than AOLB with respect to Non-ISP Products in the Territory, except (i) marketing or promotion of the Itau Interactive Sites and Independent Financial Services Portal and Advertising on the Itau Interactive Sites and the Independent Financial Services Portal, and (ii) the provision of Financial Services to an Access Provider, Itau shall approach AOLB and discuss the opportunity for AOLB to provide such products or services (e.g., search) on mutually agreeable
                                         - -
                   terms, subject to any agreements existing as of the Effective Date. Itau shall not close any such agreement with a third-party Access Provider prior to talking with AOLB.

           12.2.2  AOLB Opportunities. The Parties shall meet and discuss
                   ------------------
                   reasonable terms under which, upon mutual agreement of the Parties, AOLB may: (i) provide Content to the Itau Interactive Sites; (ii) develop a Co-Branded ATM; (iii) develop a shopping site within the Itau Interactive Sites with the following branding: "Itau Shopping powered by America Online." The Parties shall also meet and discuss, and may mutually agree upon, a means of giving AOLB traffic credit for the use of the Itau Online Area and the Itau Interactive Sites.

           12.2.3  Personal Computer Financing. Itau agrees to use all
                   ---------------------------
                   reasonable efforts to cause its Affiliate, Itautec, to offer together with AOLB a competitive personal computer financing arrangement to the market. The Parties shall meet and discuss such relationship.

     12.3  Other Territories. The Parties shall meet and discuss entering a non-
           -----------------
           exclusive arrangement for [*] similar to the arrangement set forth in this Agreement but on terms to be mutually agreed upon, subject to any then-existing exclusive commitments of AOLB or AOLA.

     12.4  [*].
           ---

           12.4.1  Itau Right to Develop an [*]
                   ----------------------------.
                   Itau shall have the right to pursue the development, operation and promotion of an [*] in the Territory, and Itau may operate such an [*] through a separate legal entity (a "Portal Entity"). Except as permitted under this Section 12.4, neither AOLA nor AOLB may develop or operate an [*] in the Territory. Notwithstanding the foregoing, Itau acknowledges and agrees that AOLB has a [*] on the AOLB Service and that AOLA and AOLB may continue to operate, develop, advertise, promote and include content on (including content of other [*] and Portal Entities) such [*] channel and comparable areas on other AOL Network properties without restriction due to this Section 12.4.1.

          12.4.2   AOLA and AOLB Option to Participate in such [*].
                   -----------------------------------------------

                   (a) In the event that Itau desires to Co-Brand or brand an [*] in the Territory with an AOLB Designated Entity (designated at the time Itau desires to enter into such Co-Branding or branding arrangement) or Access Provider, or offer any Equity Interest in a Portal Entity to an AOLB Designated Entity (designated at the time Itau desires to offer such Equity Interest) or Access Provider, Itau shall first notify AOLB in writing (such notice, a "Portal Notice") and offer AOLB the right on reasonable terms to Co-Brand or brand such [*] and/or invest in such Portal Entity, as the case may be. If AOLB and Itau after good faith negotiations are unable to reach agreement on the terms of such participation within thirty (30) days after the date of such notice, during the one year period thereafter, Itau may offer such opportunity to any AOLB Designated Entity or Access Provider, provided, however, that the initial offer made by Itau to such third party must be on terms and conditions comparable to and no more favorable as a whole than those offered to AOLB.

                   (b) In the event that an Access Provider or Designated Entity approaches Itau with an opportunity to Co-Brand, brand or invest in an [*] or Portal Entity, prior to entering into any such agreement, Itau must first offer AOLB the opportunity to Co-Brand, brand, and/or invest, as the case may be, on the same terms as those offered by the Access Provider or AOLB Designated Entity. AOLB must notify Itau within ten (10) Business Days of receipt of written notice setting forth the terms of the offer whether it wishes to reject such offer, accept such offer, or make a counter-proposal to Itau regarding such offer. If AOLB notifies Itau that it does not desire to Co-Brand, brand, and/or invest, as the case may be, on such terms, or AOLB and Itau are unable to reach agreement on the terms of such Co-Branding, Branding and/or investment within thirty (30) days after the date of such notice, during the one year period thereafter, Itau may enter into an agreement with the AOLB Designated Entity or Access Provider that made the initial proposal; provided, however, that the agreement between Itau and such Access Provider or Designated Entity shall be on terms and conditions not materially more favorable as a whole to such Access Provider or Designated Entity than those offered to AOLB taking into account the relative benefits provided and obligations incurred by the Parties.

                   (c) In the case of both (a) and (b) above, if Itau does not enter such agreement within one year after the expiration of the thirty (30) day periods set forth above, then before entering into an agreement for the Co-Branding or branding of an [*] Portal with an AOLB Designated Entity or Access Provider, or offering any Equity Interest in a Portal Entity to an AOLB Designated Entity or Access Provider, Itau shall again provide AOLB with a Portal Notice and comply with the provisions of this Section 12.4.2.


                   (d) In the event that Itau and AOLB do not reach an agreement and thereafter Itau enters into an agreement for the branding or Co-Branding of an [*] with an AOLB Designated Entity or Access Provider, or the provision of an Equity Interest in a Portal Entity to an AOLB Designated Entity or Access Provider, in accordance with this Section 12.4.2 then (a) at Itau's request, AOLB shall promote such [*] Portal as an Anchor Tenant of the Special Edition Finance Channel as provided in Section
                        1.11.1 and (b) Itau shall ensure that no Advertisements for any AOLB Designated Entity, ISP Product or Access Provider appear [*].

              12.4.3  AOLA and AOLB Right to Develop an [*].
                      -------------------------------------
                      In the event that Itau enters into an agreement with an AOLB Designated Entity or Access Provider with respect to an [*] Portal, then thereafter notwithstanding this
                      Section 12.4 the AOLB Parties may freely develop and operate, themselves or with third parties, including a Financial Institution, [*], and/or take Equity Interests in any Portal Entity, and such Portal Entity and [*] shall not be subject to the terms of this Agreement other than this Section 12.4 and 7.2, provided, however, that neither AOLA nor AOLB may directly link to such an [*] from the Covered Pages.

      12.5    Non-Application to Affiliates. For the avoidance of doubt, except
              -----------------------------
              as expressly set forth in this Article 12, each Party's obligation under this Article 12 to discuss certain matters with another Party shall apply only to such other Party, and not to such other Party's Affiliates.

13.   Applicable Law; Arbitration; MEDIATION.
      --------------------------------------

      13.1  Applicable Law. This Agreement shall be governed by and construed
            --------------
            and interpreted in accordance with the law of the State of New York,. without reference to the conflict of laws provisions thereof except for N.Y. G.O.L. (S)(S) 5-1401 and 5-1402.

      13.2  Resolution of Disputes. Any dispute, controversy or claim arising
            ----------------------
            out of or relating to this Agreement, or the breach, termination or validity thereof ("Dispute"), shall be decided by arbitration administered by the American Arbitration Association ("AAA") in accordance with the International Arbitration

                 Rules of the AAA ("Rules"). For the purpose of any arbitration held pursuant to this Article 13, the AOLB Parties shall act as one Party and Banco Itau shall act as one Party for the purpose of the appointment of arbitrators and for general conduct of the arbitration. The arbitration shall be conducted in New York in the English language and the award shall be rendered in New York. Any judicial proceeding by a Party seeking to set aside, vacate or modify an arbitral award issued hereunder shall be filed in the United States District Court for the Southern District of New York or the New York State Courts located in New York, New York and shall be subject to the Federal Arbitration Act, 9 U.S.C. secs. 1 et seq. The Parties hereto consent to the exclusive jurisdiction of the aforesaid courts for any judicial consideration of an arbitration award hereunder. Each arbitration shall be commenced by, and on the date of, the serving of a statement of claim by the claimant on the respondent ("Commencement"). The claimant shall simultaneously file such statement of claim with the AAA. The arbitral award shall be final and binding and the prevailing Party may enter such award in any court having jurisdiction. The panel shall order all expenses and costs of an arbitration, including reasonable counsel and consultant fees, to be paid by the non-prevailing Party. In a proceeding in which both Parties prevail on different issues in dispute, the panel shall provide in its award for an apportionment of such expenses and costs reasonably reflecting the relative significance of the issues decided. Any disputes as to the reasonableness of counsel fees or other expenses or costs of the prevailing Party shall be decided by the same panel. The arbitral award shall incorporate the amount of costs and fees to be paid by the non-prevailing Party. By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings and the enforcement of any award. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies or to order any Party or Parties to request that a court modify or vacate any temporary or preliminary relief issued by that court, and to award damages for the failure of any Party to comply with the arbitral tribunal's orders to that effect. The Parties shall use commercially reasonable efforts to facilitate the expeditious resolution of any Disputes.

           13.3  Arbitration Procedure. In addition to the provisions of Section
                 ---------------------
                 13.2, in respect to all arbitration proceedings hereunder other than Forty Five Day Arbitration, the following schedule and content of proceedings shall be applicable except when agreed by the Parties otherwise or upon ruling by the tribunal upon good cause shown by the tribunal or a Party (all time periods set forth in this section are calendar days):

                 (a) Within twenty (20) days after Commencement, the respondent shall file with the AAA and serve on the claimant a statement of defense and any counterclaim it wishes to assert involving a Dispute under the Agreement, subject to the limitations on joinder and consolidation of claims provided in Section 13.5 herein.

                 (b) Within five (5) days after Commencement, the Parties shall request the AAA to provide a list of fifteen (15) qualified arbitrators who have indicated availability to sit as arbitrators on the schedule set forth herein and their relevant biographical data. Within ten (10) days after receipt of such list, each Party shall return said list to the AAA in which it shall have stricken five (5) of the arbitrators and ranked the remaining arbitrators 1 through 10, 1 being the Party's first choice. Unless the Parties agree to request an additional list from the AAA, and thus to repeat the process with the same timing, the AAA shall select three (3) arbitrators as promptly as possible having the highest combined preference based upon the rankings of the Parties. Upon written notice by the AAA to the Parties of the arbitrators selected, the panel shall be seated. The arbitrator who shall serve as the chair of the tribunal shall not be a citizen or permanent resident of the United States or Brazil.

                  (c) Within forty (40) days after Commencement, the Parties shall exchange requests for documents relevant to the Dispute. Objections to said requests shall be submitted to the panel within ten (10) days after receipt of such requests and shall be ruled upon by the panel within fifteen (15) days thereafter or within fifteen (15) days after the panel is seated, whichever is later. All requested documents shall be produced within thirty (30) days after the document request or within ten (10) days after receipt by the Parties of a ruling on the request.

                  (d) Within ninety (90) days after the panel is seated, the claimant shall submit to the AAA and serve upon the respondent a brief of its factual and legal arguments accompanied by copies of all documents it expects to offer in evidence at the hearing and sworn witness statements of all witnesses it will call at hearing, which sworn witness statements shall serve as the direct testimony of such witnesses. Within sixty (60) days after receipt of the claimant's submissions, the respondent shall submit and serve its brief, documents and sworn witness statements. If respondent has filed counterclaims, claimant shall have a further period of fifteen (15) days to submit a brief, documents and sworn witness statements in reply thereto. Upon leave of the panel, a Party may offer additional evidence at hearing for purposes of rebuttal and impeachment.

                  (e) Within ten (10) days after all submissions under subparagraph (d) are made, the Parties shall submit to each other and the tribunal a list of the opposing Party's expert witnesses it wishes to depose, which shall be allowed as of right. Such depositions shall be limited to no more than six hours per individual deposed. Within thirty (30) days thereafter, all depositions shall be completed.


                  (f) Within thirty (30) days after the completion of depositions (or if none are requested, within forty (40) days after the submission of all briefs), the panel shall conduct a hearing. Subject to objection being sustained by the panel to any evidence contained in the witness statements, the witness statements shall constitute the direct testimony of the Parties, and all witnesses shall be made available for cross-examination at the hearing.

                  (g) Within thirty (30) days after the completion of the hearing, the panel shall render its award accompanied by a reasoned decision in writing.

           13.4  Forty Five Day Arbitration. In addition to the arbitration
                 --------------------------
                 provisions set forth in Section 13.2 above, in respect to any Dispute as to which "Forty Five Day Arbitration" is called for in this Agreement, the following specific schedule and content of proceedings shall be adhered to by the Parties, unless otherwise mutually agreed:

                 (a) Within thirty (30) days after the execution of this Agreement, the Parties shall pre-select a single arbitrator to hear any such Dispute and at least two additional back-up arbitrators who will, in the order ranked by the Parties, serve if the first chosen arbitrator is unable to serve on the schedule required hereunder. If the Parties are unable to agree on the arbitrators within said thirty (30) days, either or both Parties shall immediately request the AAA to make such selection after furnishing the Parties a list of no less than ten (10) qualified arbitrators. The proposed arbitrators shall not be citizens or permanent residents of the United States or Brazil. Within ten (10) days after receipt of such list, each Party shall return said list to the AAA in which it shall have stricken three (3) of the arbitrator candidates and ranked the remaining arbitrator candidates remaining on the list 1 through 7, 1 being the Party's first choice. The AAA shall select one arbitrator and two back-up arbitrators in order of their combined ranking by the Parties. Upon selection, the arbitrators shall be provided a copy of this Agreement and other information either Party considers useful to the arbitrator for purposes of being prepared to consider such Dispute. As provided in Section 13.2, the place of arbitration shall be New York and the award shall be rendered in New York; however, the arbitrator shall have discretion to hold evidentiary hearings in Brazil or elsewhere where appropriate to expedite the proceeding.

                  (b) Immediately upon commencement, the party initiating the arbitration shall contact the first ranking pre-selected arbitrator and request their service on the schedule set forth herein. In the event that person is not able to commit to this schedule, the back-up arbitrators shall be similarly contacted in their order of ranking. The first arbitrator in the ranking to commit to the schedule shall be the selected arbitrator. Within five (5) days after the notice by either Party to the other Party and the selected arbitrator of such a Dispute, the arbitrator shall meet with the Parties and determine the information to be provided by the Parties and the schedule upon which the arbitration shall proceed; provided, however, that such proceedings shall unless the Parties agree otherwise be concluded and a final award rendered no more than forty-five (45) days after the receipt by the Parties and the selected arbitrator of the notice of the Dispute. An award rendered hereunder shall be valid and binding notwithstanding the failure of the arbitrator to render the award within the schedule set forth herein or as mutually amended by the Parties. The Parties specifically agree not to move to set aside or refuse enforcement of such award on the basis that it was not timely rendered and irrevocably waive any right to do so.

            13.5  Joinder and Consolidation of Claims. In order to facilitate
                  -----------------------------------
                  the comprehensive resolution of related disputes, all claims between any of the Parties to this

                  Agreement that arise out of the same facts and circumstances and are arbitrable under this Agreement and/or any of the Related Agreements, may be brought in a single arbitration. Upon the request of any Party to an arbitration proceeding constituted under this Agreement or any of the Related Agreements, the arbitral tribunal shall consolidate the arbitration proceeding with any other arbitration proceeding involving any of the Parties hereto relating to this Agreement and/or the Related Agreements if the arbitrators determine that (i) there are issues of fact or law common to the proceedings so that a consolidated proceeding would be more efficient than separate proceedings, and (ii) no Party would be unduly prejudiced as a result of such consolidation through undue delay or otherwise. Unless mutually agreed by the Parties, there shall be no joinder or consolidation of a Dispute subject to Forty Five Day Arbitration with any other Dispute (regardless of whether such other Dispute is also subject to Forty Five Day Arbitration). In the event of different rulings on consolidation by the arbitration tribunal constituted hereunder and a tribunal constituted under the Escrow Agreement, the ruling of the arbitration tribunal constituted first in time shall control, and unless the Parties otherwise agree, such arbitral tribunal shall serve as the arbitral tribunal for any consolidated arbitration.

            13.6  Effect of Awards. In the case of all arbitration proceedings
                  ----------------
                  hereunder, the award of the single arbitrator or tribunal shall be final and fully effective as between the Parties when the award is issued to the Parties without regard to the filing by any Party of judicial proceedings seeking to set aside, vacate or modify the award. In the event that judicial proceedings are filed as to any award and a final judicial determination is made setting aside, vacating or modifying the award, the Parties shall take all appropriate actions to comply with such determination, including the revocation or unwinding of any actions taken or restoration of any payments made pursuant to the arbitral award with interest thereon at the prevailing rate.

            13.7  Mediation. In the event any Party refers the issue of the
                  ---------
                  applicability of the terms and conditions of this Agreement to such ISP Product to mediation as provided in Section 2.3.2(d), prior to either Party commencing arbitration, the Parties shall engage in nonbinding mediation with the assistance of a mutually agreeable mediator knowledgeable about Internet-related technologies for a period of no less than thirty (30) days. If the Parties are unable to agree upon a mediator, such mediator shall be selected by the AAA. The mediation shall be conducted at a time and place mutually agreeable to the Parties. No statements made by any Party or the mediator during the mediation process shall be admissible in any arbitration. In the event, notwithstanding such good faith efforts, the Parties are unable to agree in writing on the terms of a resolution within forty-five (45) days of the receipt by a Party of notice of referral of the Dispute to mediation, any Party may refer the issue to Forty-Five Day Arbitration for resolution; however, the arbitrators shall only have the right to decide the applicability of existing terms of the Agreement to such ISP Product and may not impose new terms.

            13.8  Performance During Dispute Resolution Proceedings. The Parties
                  -------------------------------------------------
                  shall continue to perform their obligations hereunder during the pendency of any arbitral or mediation proceeding; and the Parties shall pay each other for services rendered and payment obligations that accrue during such proceeding, except, as set forth in Section 8.3.

     14.   ADDITIONAL REGULATORY PROVISIONS
           --------------------------------

           14.1   Brazilian Bank Registration.   In the event AOLB believes it
                  ---------------------------
                  necessary to obtain any registration with the Brazilian Central Bank in connection with the transactions contemplated by this Agreement, Itau shall use commercially reasonable efforts to cooperate and assist AOLB with such registration and use commercially reasonable efforts to provide AOLB with any information reasonably requested by AOLB or the Brazilian Central Bank in connection with such registration.

           14.2   Brazilian Regulatory Authorities.  The Parties shall within
                  --------------------------------
                  fifteen (15) business days counted from the date hereof submit the necessary data and applications related to the transactions contemplated hereby and in the Related Agreements to the competent antitrust authorities in Brazil. The Parties shall mutually cooperate in good faith to timely provide all data required by said authorities. All costs to file and process the abovementioned applications, including filing and attorneys' fees, shall be equally borne by the AOLB Parties and Itau, provided that any fines levied shall be borne by the Party responsible for the activities related to such fine. Each Party shall use all reasonable efforts to cooperate with Brazilian regulatory authorities in any investigation or regulatory matters relating to the transactions contemplated hereby, including in connection with any competition analysis, and shall promptly and in good faith respond to any requests from such regulatory authorities and make any filings or other submissions to such regulatory authorities. Each Party shall also notify the other Party of any such regulatory matters and provide reasonable assistance to the other Party in connection therewith. In the event any provision or aspect of this Agreement is determined to be invalid or illegal (such provision or aspect an "Invalid Provision"), the Agreement shall remain in full force and effect but shall be modified to remove such Invalid Provision, provided, however, that if the removal of such Invalid Provision would materially affect the rights or obligations of the Parties hereunder, the Agreement shall be restructured by the Parties in a manner designed to ensure that each of the Parties receives comparable benefits and has comparable obligations as prior to the removal of such Invalid Provision, and in the unlikely event that the transaction contemplated by this Agreement is ultimately rejected by the competent antitrust authorities, and the Parties cannot despite good faith efforts find an alternative legal form to work around the rejection, the transactions contemplated herein and in the Related Agreements shall be undone.

     15.  TERMS AND CONDITIONS. The terms and conditions set forth on Exhibit B
          --------------------
          attached hereto are hereby made a part of this Agreement.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AOLB BRASIL LTDA.                            BANCO ITAU S.A.

By:  /s/ Manoel L.F. Amorim                    By:  /s/ Roberto Setubal
   ___________________________________            _________________________________________

Print Name:___________________________         Print Name:__________________________________

Title:                                         Title:  President and Chief Executive Officer
      ________________________________               _______________________________________

                                               By:  /s/ Milton L.U. Monteiro
                                                  __________________________________________

                                               Print Name:__________________________________

                                               Title:  Executive Vice President
                                                     _______________________________________


AMERICA ONLINE LATIN AMERICA,
INC.

By:  /s/ Charles M. Herington
   ___________________________________

Print Name:___________________________

Title:________________________________


WITNESSES:

1.  /s/ John D. Gardiner
  ____________________________________
(Name and ID)

2.  /s/ Heli de Andrade
  ____________________________________
(Name and ID)

                                   EXHIBIT A
                                  DEFINITIONS

     The following definitions shall apply to this Agreement:

1.   "AAA" has the meaning set forth in Section 13.2.
      ---
2.   "Acceleration Payment" means an amount equal to the following:
      --------------------

          (a) if the Trigger Date is on or before the first Anniversary Date, the Payment Amount multiplied by the difference of 12% less the percentage earned under paragraph 1 of Exhibit I (where for the purposes of such calculation the term "Anniversary Date" shall mean the Trigger Date).

          (b) if the Trigger Date is after the first Anniversary Date and on or before the second Anniversary Date, (i) the Payment Amount multiplied by the result of (A) 12%, less (B) the percentage that was earned on the first Anniversary Date calculated under paragraph 1 of Exhibit I, less (C) the percentage earned under paragraph 2 of Exhibit I (where for the purposes of such calculation the term "Anniversary Date" shall mean the Trigger Date), less (ii) all Reference Payments previously made.

          (c) if the Trigger Date is after the second Anniversary Date and on or before the third Anniversary Date, (i) the Payment Amount multiplied by the result of (A) 12%, less (B) the sum of the percentages that were earned on the first and second Anniversary Dates calculated under paragraphs 1 and 2 of Exhibit I, less (C) the percentage earned under paragraph 3 of Exhibit I (where for the purposes of such calculation: the term "Anniversary Date" shall mean the Trigger Date; the term "Third Anniversary Percentage" shall mean 0.4, multiplied by the number of days from the second Anniversary Date to and including the Trigger Date, divided by the number of days from the second Anniversary Date to and including the third Anniversary Date, multiplied by the result of (i) 5% less (ii) the Second Year Anticipation Percentage; and, in place of the twelve month period referenced therein the period beginning on the second Anniversary Date and ending on the Trigger Date shall be used), less (ii) all Reference Payments previously made.

          (d) if the Trigger Date is after the third Anniversary Date and on or before the fourth Anniversary Date, (i) the Payment Amount multiplied by the result of (A) 12%, less (B) the sum of the percentages that were earned on the first, second and third Anniversary Dates calculated under paragraphs 1 through 3 of Exhibit I, less (C) the percentage earned under paragraph 4 of Exhibit I (where for the purposes of such calculation: the term "Anniversary Date" shall mean the Trigger Date; the term "Fourth Anniversary Percentage" shall mean 0.4, multiplied by the number of days from the third Anniversary Date to and including the Trigger Date, divided by the number of days from the third Anniversary Date to and including the fourth Anniversary Date, multiplied by the result of (i) 5% less (ii) the Second Year Anticipation Percentage; and, in place of the twelve month period referenced therein the period beginning on the third Anniversary Date and ending on the Trigger Date shall be used), less (ii) all Reference Payments previously made.

          (e) if the Trigger Date is after the fourth Anniversary Date and on or before the fifth Anniversary Date, (i) the Payment Amount multiplied by the result of (A) 12%, less (B) the sum of the percentages that were earned on the first, second third and fourth Anniversary Dates calculated under paragraphs 1 through 4 of Exhibit I, less (C) the percentage earned under paragraph 5 of Exhibit I (where for the purposes of such calculation: the term "Anniversary Date" shall mean the Trigger Date; the term "Fourth Anniversary Amount" shall mean 0.2, multiplied by the number of days from the fourth Anniversary Date to and including the Trigger Date, divided by the number of days from the fourth Anniversary Date to and including the fifth Anniversary Date, multiplied by the result of (i) 5% less (ii) the Second Year Anticipation Percentage; and, in place of the twelve month period referenced therein the period beginning on the fourth Anniversary Date and ending on the Trigger Date shall be used), less
     (ii) all Reference Payments previously made.

3.   "Access Provider" means any entity that offers or provides an ISP product.
      ---------------

4.   "Advertising" or "Advertisement" means advertisements, promotions,
      -----------      -------------
     sponsorships or buttons.

5.   "Additional City" has the meaning set forth in Section 1.4.2.
      ---------------

6.   "Affiliate" means, for purposes of this Agreement, as to any Person, any
      ---------
     other Person that, directly or indirectly, Controls, is under common Control with, or is Controlled by, that Person.

7.   "Agreement" means the body of this Agreement and the Exhibits attached
      ---------
     hereto. In the event of any conflict between the terms and conditions in the body of this Agreement and those in the Exhibits, the terms and conditions in the body of this Agreement shall prevail.

8.   "America Online, Inc." means America Online, Inc. and any successors
      --------------------
     thereto.

9.   "Anchor Tenant" means a prominent and dedicated placement on a particular
      -------------
     channel in the location specifically designated by AOLB for Content anchor tenants within such channel.

10.  "Anniversary Date" means the date that is one year after the Initial
      ----------------
     Launch, as may be adjusted by any Tolling Period, and each successive one year anniversary of such date as may be adjusted by any Tolling Period.

11.  "Anniversary Year" means the period from an Anniversary Date to and
      ----------------
     including the next Anniversary Date, as such Anniversary Dates may be adjusted as provided in this Agreement.

12.  "AOLA Change of Control" shall mean the first to occur of the following:
      ----------------------
     (a) the date on which AOL and ODC do not own, collectively, shares of capital stock of AOLA representing more than fifty percent (50%) of the voting power entitled to be cast at elections for directors ("Voting
                                                                   ------
     Power") of AOLA (with AOL owning at least the same Voting Power of AOLA as
     -----
     does ODC); (b) the date on which AOL and ODC do not, collectively, have the right to elect either (i) at least a majority of the Board of Directors of AOLA or (ii) at least a majority of the members of the Special Committee of the Board of Directors of AOLA (as such term is defined in the Restated Certificate of Incorporation of AOLA), so long as such Special Committee is constituted and empowered as set forth in the Restated Certificate of Incorporation; (c) any Person or Persons other than AOL and ODC acquires any general power to prevent AOLA's Board of Directors or shareholders from taking action on a substantial range of corporate actions without the approval of such Person or Persons other than pursuant to covenants and agreements of AOLA contained in any loan documents, indentures or similar agreements entered into in connection with a bona fide indebtedness for money borrowed by AOLA after the date hereof; or (d) the date on which AOLA sells, leases, exchanges or otherwise transfers, directly or indirectly (in one transaction or a series of related transactions), at least sixty percent (60%) by fair market value of the assets of AOLA to any Person; provided, however, that an AOLA Change of Control shall not be deemed to
     --------  -------
     have occurred (other than pursuant to clause (c) or (d)) so long as either of the following conditions (i) or (ii) is met:

          (i) AOL, together with any Subsidiary, not less than seventy-five percent (75%) of the outstanding equity securities and Voting Power of which are owned, directly or indirectly, by AOL (or any entity that owns not less than seventy-five percent (75%) of the outstanding equity securities and Voting Power of AOL), owns capital stock representing more than 50% of the Voting Power of the capital stock of AOLA and has the right to elect a majority of the Board of Directors of AOLA; or

          (ii) AOL, together with any Subsidiary, not less than seventy-five percent (75%) of the outstanding equity securities and Voting Power of which are owned, directly or indirectly, by AOL (or any entity that owns not less than seventy-five percent (75%) of the outstanding equity securities and Voting Power of AOL) and another third party, collectively own more than 50% of the Voting Power of AOLA, and pursuant to an agreement jointly have the right to elect a majority of the Board of Directors of AOLA, but only if each of the following conditions is satisfied:

               (A) AOL owns at least the same Voting Power of AOLA as does such third party;

               (B) Such third party is not a Financial Institution and is not a member of any Group that includes any Financial Institution that is one of the top twenty Financial Institutions in the Territory (ranked by the aggregate assets of all members of the Group which are Financial Institutions in the Territory as of the latest date prior to the date such AOLA Change in Control would otherwise be deemed to have occurred for which such information is available); and

               (C) Such third party is not an Internet service provider that has any significant marketing or Co-Branding agreement with any Financial Institution.

     Notwithstanding the foregoing, an AOLA Change of Control shall not occur in the case of any merger or consolidation or sale, assignment or other transfer of the assets of AOLA if the successor entity or the entity to which such assets of AOLA are sold, assigned or transferred is owned by AOL or AOL and ODC (or any Subsidiary, not less than seventy-five percent (75%) of the outstanding equity securities and Voting Power of which are owned, directly or indirectly, by AOL or ODC, as applicable (or any entity that owns not less than seventy-five percent (75%) of the outstanding equity securities and Voting Power of AOL or ODC, as applicable)) or any third party that if such entity were substituted for AOLA in the foregoing definition, there would not be an AOLA Change of Control, and Itau and Banco Banerj have not less than the same proportionate interest in such successor entity vis-a-vis AOL and ODC as they had in the AOLA immediately prior to consummation of such sale, lease, assignment or transfer..

13.  "AOLB Client" means the proprietary software developed, owned and
      -----------
     distributed by AOLB for use in the Territory in connecting to and using the AOLB Service.

14.  "AOLB Designated Entity" has the meaning set forth in Section 2.4.
      ----------------------

15.  "AOLB Look and Feel" means the distinctive and particular elements of
      ------------------
     graphics, design, organization, presentation, layout, user interface, navigation, trade dress and stylistic convention (including the digital implementations thereof) that are used in the Co-Branded Service and the total appearance and impression substantially formed by the combination, coordination and interaction of these elements; provided that the "AOLB Look and Feel" shall not include the Licensed Content.

16.  "AOLB Marks" means the following trademarks, trade names and service marks:
      ----------
     the AOLB name, the AOLB triangle logo and such other trademarks, trade names and service marks as authorized by AOLB for use by Itau hereunder.

17.  "AOLB Member(s)" means authorized users of the AOLB Network, including
      --------------
     AOLB/Itau Subscribers and any sub-accounts using the AOLB Network under an authorized master account.

18.  "AOLB Network" means the AOLB Service, the Co-Branded Service and any other
      ------------
     products or services owned, controlled, operated, distributed or authorized to be distributed by or through AOLA, AOLB or their respective Affiliates, including AOL.Com, CompuServe, Digital City, Netscape, AIM and ICQ.

19.  "AOLB Party" or "AOLB Parties" means, together, AOLA and AOLB.
      ----------     -------------

20.  "AOLB Privacy Policies" has the meaning set forth in Section 1.6.2.
      ---------------------

21.  "AOLB Programmable Area" has the meaning set forth in Section 1.8.
      ----------------------

22.  "AOLB Service" means the standard narrowband personal computer version of
      ------------
     the AOLB Brazil brand Internet online service, regardless of the means of connectivity (e.g., wireless, wireline, satellite). The definition of AOLB Service may be expanded to include additional ISP Products as provided further in Section 2.3.2(d).

23.  "AOLB/Itau Subscribers" means individuals who subscribe to the Co-Branded
      ---------------------
     Service through the Customized Client using Itau's special promotion identifier and for whom Itau pays the Hours Payment.

24.  "AOLB Subscriber Revenue" means, for any Anniversary Date, the amount of
      -----------------------
     revenue AOLB receives for subscriptions to the Combined Services in the 12-month period ending on such Anniversary Date.

25.  "AOLB Total Revenue" means, for any Anniversary Date, the amount of revenue
      ------------------
     of AOLB for such 12-month period directly related to the Combined Services.

26.  "Approved Subscriber" has the meaning set forth in Section 2.1.3.
      -------------------

27.  "Audit" has the meaning set forth in Section 8.2.6(c).
      -----

28.  "Auditor" has the meaning set forth in Section 8.2.6(a).
      -------

29.  "Billing Servicing Fee" has the meaning set forth in Section 1.14.2.
      ---------------------

30.  "Brazilian Financial Institution" has the meaning set forth in Section 7.2.
      -------------------------------

31.  "Breach Date" means the date the Material Breach first occurred as mutually
      -----------
     agreed or as determined by arbitration.

32.  "Breach Notice" has the meaning set forth in Section 11.2.1.
      -------------

33.  "Breaching Party" has the meaning set forth in Section 11.2.1.
      ---------------

34.  "Business Day" means any day other than a Saturday, Sunday or a day on
      ------------
     which banking institutions in New York, Florida or Sao Paulo are authorized or required by law to close.

35.  "Cash Escrow" has the meaning set forth in Section 9.3.3(f).
      -----------

36.  "Caymans Financial Test" has the meaning set forth in Section 9.3.1.
      ----------------------

37.  "Caymans Financial Test Certificate" has the meaning set forth in Section
      ----------------------------------
     9.3.2.

38.  "Closing" has the meaning set forth in the Subscription Agreement.
      -------

39.  "Co-Brand" means with respect to any two or more Persons and any particular
      --------
     product or service, the use of one or more of each such Persons' trademarks, trade names or service marks to identify such product or service, regardless of whether such Parties' trademarks, trade names, service marks or logos are presented co-equally. Co-Brands shall not include: (a) Anchor Tenancies on channels or other areas with more than one Anchor Tenant, (b) the inclusion of Advertisements on a screen page; (c) ingredient branding (e.g., powered by AOL) on a product, portal or other Interactive Site provided that the powered by Party's brands are used materially less prominently than the brand of the applicable product or service; or (d) indications of sponsorship on a portal or other Interactive Site provided that the sponsoring Party's brands are used materially less prominently than the brand of the applicable product or service (e.g., AOLB finance channel sponsored by Itau).

40.  "Co-Branded Service" means the version of the AOLB Service for individuals
      ------------------
     in the Territory, customized and Co-Branded as set forth in this Agreement. The definition of Co-Branded Service may be expanded to include additional ISP Products as provided further in Section 2.3.2(d).

41.  "Co-Branded Welcome Screen" has the meaning set forth in Section 3 of the
      -------------------------
     Technical Operating Plan.

42.  "Combined Services" means the AOLB Service and the Co-Branded Service.
      -----------------

43.  "Commencement" has the meaning set forth in Section 13.2.
      ------------

44.  "Common Stock" has the meaning set forth in Section 10.1.
      ------------

45.  "Competing Arrangement" has the meaning set forth in Section 2.5.
      ---------------------

46.  "Confidential Information" means any information relating to or disclosed
      ------------------------
     in the course of the Agreement, which is or should reasonably be understood by the receiving Party to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOLB Members, AOLB/Itau Subscribers, Itau Customers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" shall not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials without breach of any contractual or legal obligation, (c) generally known to the public, or (d) lawfully obtained from any third party. Customer Financial Data shall be deemed Confidential Information of Itau.

47.  "Connectivity Test" shall have the meaning set forth in Section 1.4.1(a).
      -----------------

48.  "Content" means information, materials, intellectual property, features,
      -------
     products, services, Advertisements, pointers and software.

49.  "Control" including its various tenses and derivatives (such as
      -------
     "controlled"), as used with respect to any Person, means an Equity Interest of at least fifty percent (50%) of such Person or Voting Control of such Person.

50.  "Covered Pages" has the meaning set forth in Section 1.9.2(b).
      -------------

51.  "CPF" means Cadastro de Persoa Fisica.
      ---

52.  "Cure Periods" has the meaning set forth in Section 11.2.1.
      ------------

53.  "Custom Toolbar Icon" has the meaning set forth in Section 4 of Exhibit E.
      -------------------

54.  "Customer Financial Data" means personal and financial information provided
      -----------------------
     by an individual or Itau in connection with the use of the Itau Online Area or Itau's online Financial Services and any other information that is protected under Brazilian banking secrecy laws (e.g., checking account
                                                     - -
     numbers, passwords for the use of the Financial Services and account balances), including whether an individual has an Itau account and what type of account they have.

55.  "Customized Client" means the AOLB Client as customized for use in
      -----------------
     connection with the Co-Branded Service as provided in the Technical Operating Plan.

56.  "Dispute" has the meaning set forth in Section 13.2.
      -------

57.  "Documentation" means the documentation, brochures and similar materials
      -------------
     related to use of the Customized Client and Co-Branded Service which AOLA or AOLB will provide to Itau for distribution to potential and existing AOLB/Itau Subscribers.

58.  "Effective Date" has the meaning set forth in the preamble of this
      --------------
     Agreement.

59.  "Escrow Agent" has the meaning set forth in Section  9.1.1.
      ------------

60.  "Escrow Agreement" has the meaning set forth in Section 9.1.1
      ----------------

61.  "Equity Interest" means, with respect to any Person, any legal, beneficial
      ---------------
     or equitable ownership, directly or indirectly, of any of the capital or voting stock (or other ownership or voting interest, if not a corporation) of such Person.

62.  "Extension Period" has the meaning set forth in Section 1.5.1.
      ----------------

63.  "Finance Center" means the vertical interactive area(s) on the Finance
      --------------
     Channel where AOLB promotes vertical Financial Services (e.g., home
                                                              - -
     banking, insurance, online trading).

64.  "Finance Plan" has the meaning set forth in Section 2.1.4.
      ------------

65.  "Financial Institution" means any entity primarily engaged in the business
      ---------------------
     of offering some or all of the Financial Services in the Territory.

66.  "Financial Services" means (i) banking and financial services that by law
      ------------------
     or regulation require a license or authorization from the Brazilian Central Bank, the Superintendencia de Seguros Privados, or the Comissao de Valores Mobiliarios to be offered to the public, and (ii) services related to the administration of credit cards to persons resident in Territory.

67.  "Force Majeure Event" has the meaning set forth in Exhibit B, Section IV.
      -------------------

68.  "Forty Five Day Arbitration" has the meaning set forth in Section 13.4.
      --------------------------

69.  "Free Internet Access Service" means an unlimited Internet access service
      ----------------------------
     offered by AOLB at no charge to end-users and without subsidization of such charges by a third party other than AOLB or its Affiliates.

70.  "Group" means any aggregation of Persons that is under the direct or
      -----
     indirect Control of one Person, which one Person is not Controlled by any other Person (i.e., has its equity securities held by more than one Person, none of which has an Equity Interest of at least fifty percent (50%) of such Person or Voting Control of such Person).

71.  "Horizontal Portal" means any entity that aggregates and/or distributes a
      -----------------
     broad selection of interactive content and services (e.g., search, chat or web-mail), whether such content and services are provided by such entity or by a third party.

72.  "Impressions" means user exposure to the applicable Advertising, as such
      -----------
     exposure may be reasonably determined and measured by AOLB in accordance with its standard methodologies and protocols.

73.  "Independent Financial Services Portal" means an Internet or other online
      -------------------------------------
     portal offering aggregated interactive Content (or navigation thereto) provided by more than one third party Financial Institution and relating to Financial Services but not to other topics. Such portal may also include Content provided by AOLB or Itau. The Standard Financial Channel and the Special Edition Finance Channel are specifically excluded from the definition of an Independent Financial Services Portal as are any equivalent areas on AOLB's other standard product and service offerings (e.g., CompuServe, Netscape, AOL.com) comparable to those offered on such
      - -
     services as of the Effective Date.

74.  "Information Request" has the meaning set forth in Section 1.6.2.
      -------------------

75.   "Initial Cities" has the meaning set forth in Section 1.4.1(a).
       --------------

76.  "Initial Deliverables" has the meaning set forth in Section 1.1.
      --------------------

77.  "Initial Launch" means the commencement of the general availability of the
      --------------
     Co-Branded Service in all of the Test Cities.

78.  "Interactive Site" means any site on the Internet.
      ----------------

79.  "Internet" means the Internet and any comparable, related or successor
      --------
     networks or technologies to the Internet.

80.  "Invalid Provision" has the meaning set forth in Section 14.2.
      -----------------

81.  "ISP Product" means a product or service that is intended primarily for
      -----------
     individuals and provides access to the Internet, including products or services for accessing the Internet through cellular telephones and personal digital assistants. For purposes of this Agreement, except as expressly provided in Section 2.3.1, the Itau Service shall not be considered an ISP Product for so long as the Itau Service provides access controlled by Itau to selected Internet sites on a single server or a limited (i.e., small) number of servers and the Itau Service does not provide general access to the Internet network (e.g., without having
                                                     - -
     functionality where a user can access Internet sites, other than for those sites selected by Itau as provided above). For the avoidance of doubt, only Itau-controlled Internet sites will link to such limited number of third party Internet sites and such third party sites may not link to any other Internet sites of third parties or the Itau Service will be considered an ISP Product.

82.  "Itau" has the meaning set forth in the preamble of this Agreement.
      ----

83.  "Itau Change of Control" shall mean the first to occur of the following:
      ----------------------
     (a) the date on which any Person or Persons, other than (i) a Setubal or Villella Family Member or (ii) any entity, not less than 50% of the outstanding Voting Power of which is owned, directly or indirectly, by a Setubal or Villella Family Member, owns or controls capital stock representing more than 50% of the Voting Power of Itau or has the right to elect a majority of the directors or other governing body of Itau, (b) the date on which any third party acquires any general power to prevent the Board of Directors or stockholders of Itau from taking action on a substantial range of corporate actions without the approval of such Person or Persons, other than pursuant to covenants and agreements of Itau contained in any loan document, indentures or similar agreements entered into in connection with a bona fide indebtedness for money borrowed by Itau after the date hereof, or (c) the date on which Itau sells, leases, assigns or otherwise transfers directly or indirectly (in one transaction or a series of related transactions) at least sixty percent (60%) by fair market value of its assets to any Person. Notwithstanding the foregoing, an Itau Change of Control shall not occur in the case of any merger or consolidation or sale, lease, assignment or other transfer of assets of Itau, if the successor entity or the entity to which the assets of Itau are sold, assigned or transferred is owned in such fashion that if such entity were substituted for Itau in the foregoing definition, there would not be a Change in Control.

84.  "Itau Customers" means: (a) any individual who has a direct financial
      --------------
     relationship with Itau, Banco Banerj or Banco Bemge or any Financial Institution Affiliates thereof and (b) any individual that comes into contact with the foregoing (by means of direct contact such as through branch offices, events and fairs or by means of remote channels such as through ATMs and Itau's call center). For purposes of this Agreement, all employees of companies with a payroll relationship with Itau in which more than fifty percent (50%) of the employees of such company also have a direct banking relationship with Itau shall be considered Itau Customers.

85.  "Itau Interactive Site" means any Interactive Site which is managed,
      ---------------------
     maintained or owned by Itau or its agents, including the web pages located at <www.Itau.com.br>.

86.  "Itau Marks" means the following trademarks, trade names and service marks:
      ----------
     the Itau name and such other trademarks, trade names and service marks as authorized by Itau for use by AOLB or AOLA hereunder.

87.  "Itau Online Area" means the Itau Window, the Custom Toolbar Icon, the Itau
      ----------------
     Programmable Area, and any other areas within the AOLB Service that are developed, programmed or managed by Itau using AOL's proprietary publishing tools pursuant to this Agreement.

88.  "Itau Programmable Area" has the meaning set forth in Section 1.8.
      ----------------------

89.  "Itau Service" means the proprietary Itau network (including its contents,
      ------------
     services and links).

90.  "Itau's Subscriber Revenue" means, for any Anniversary Date, the AOLB
      -------------------------
     Subscriber Revenue for the 12-month period ending on such Anniversary Date received by AOLB from AOLB/Itau Subscribers for subscriptions to the Co-Branded Service, plus the amount that Itau has paid to AOLB for free hours, discounts and inactive AOLB/Itau Subscribers for use of the Co-Branded Service over such 12-month period.

91.  "Itau Window" has the meaning set forth in Section 3 of the Technical
      -----------
     Operating Plan.

92.  "Launch" with respect to any city means, the commencement of the general
      ------
     availability of the Co-Branded Service in such city.

93.  "Launch Criteria" has the meaning set forth in Section 1.4.1(a).
      ---------------

94.  "Launch Date" means the date of the Initial Launch.
      -----------

95.  "Launch Schedule" has the meaning set forth in Section 1.4.1(a).
      ---------------

96.  "Licensed Content" means all Content provided by or on behalf of Itau for
      ----------------
     distribution through the Itau Online Area, the Special Edition Finance Channel, the AOLB Service, or the AOLB Network, pursuant to this Agreement.

97.  "Linked Interactive Site" means any Interactive Site that is linked
      -----------------------
     (through a "pointer" or similar link) to any portion of the Itau Online
     Area.

98.  "Management Committee" has the meaning set forth in Section 4.1.
      --------------------

99.  "Marketing Committee" has the meaning set forth in Section 2.1.1.
      -------------------

100. "Marketing Guidelines" means the Marketing Guidelines attached hereto as
      --------------------
     Exhibit D.

101. "Marketing Year" means the twelve-month period commencing on the Launch
       --------------
     Date and each successive twelve-month period thereafter.

102. "Marks" means the AOLB Marks and the Itau Marks.
      -----

103. "Material Adverse Effect" means, in the case of Material Itau Exclusivity
      ------------------------
     Breaches, a material adverse effect on the business, financial condition, or results of the operations of AOLB, and in the case of Material AOLB Exclusivity Breaches, a material adverse effect on the business, financial condition, or results of the operations of Itau.

104. "Material AOLB Breach" means (i) a Material AOLB Exclusivity Breach, (ii)
      --------------------
     a breach entitling Itau to terminate this Agreement pursuant to Section
     1.5.1 for AOLB's failure to satisfy the Launch Criteria or (iii) a Tier 3 Failure entitling Itau to terminate this Agreement pursuant to Section 1.12.3.

105. "Material AOLB Exclusivity Breach" means a breach by an AOL Party of the
      --------------------------------
     provisions of Section 7.1, 2.3.2 or 2.3.3, which breach has or is reasonably likely to have a Material Adverse Effect.

106.  "Material Breach" means a Material AOLB Breach or a Material Itau Breach.
       ---------------

107.  "Material Itau Breach" means (i) a Material Itau Exclusivity Breach, (ii)
       --------------------
      a Material Marketing Breach or (iii) a Material Payment Breach.

108.  "Material Itau Exclusivity Breach" means a breach of the provisions of
       --------------------------------
      Section 2.3, which breach has or is reasonably likely to have a Material Adverse Effect.

109.  "Material Marketing Breach" means a material breach of the Minimum
       -------------------------
      Marketing Commitments.

110.  "Material Payment Breach" means a breach of Itau's obligations under this
       -----------------------
      Agreement to make a Reference Payment when such Reference Payment is due unless the amount of such payment is the subject of Audit or Methodology Arbitration.

111.  "Member Information" has the meaning set forth in Section 1.6.2.
       ------------------

112.  "Member Numbers" has the meaning set forth in Section 1.5.2.
       --------------

113.  "Methodology Arbitration" has the meaning set forth in Section 8.2.5(a).
       -----------------------

114.  "Minimum Marketing Commitments" means those minimum marketing commitments
       -----------------------------
      identified in Section 2(a) of the Marketing Guidelines.

115.  "Network Expansion Plan" has the meaning set forth in Section 1.4.2.
       ----------------------

116.  "Non-ISP Product" means a product or service other than an ISP Product.
       ---------------
      For the avoidance of doubt, a computer that has the capability of connecting to the Internet and that has embedded an ISP Product of more than one Access Provider is not an ISP Product.

117.  "Notes" has the meaning set forth in Section 9.1.1.
       -----

118.  "Notice of Reference Payment" has the meaning set forth in Section
       ---------------------------
      8.2.3(a).

119.  "Notifying Party" has the meaning set forth in Section 11.2.1.
       ---------------

120.  "Other Revenue Factor" means, for any Anniversary Date, 1 minus the
       --------------------
      Subscriber Revenue Factor.

121.  "Other Revenue Percentage" means, for any Anniversary Date, the Other
       ------------------------
      Revenue Factor for such 12-month period multiplied by a fraction the numerator of which is the number of Verified Members at such Anniversary Date and the denominator of which is the total number of subscribers to the Combined Services at such Anniversary Date.

122.  "Party" and "Parties" has the meaning set forth in the preamble of this
       -----       -------
      Agreement.

123.  "Payment Amount" means 65% of the Purchase Price, divided by 0.12.
       --------------

124.  "Person" means a natural person, a corporation, a partnership, a limited
       ------
      liability company, a trust, a joint venture, any governmental authority or any other entity or organization.

125.  "Portal Entity" has the meaning set forth in Section 12.4.1.
       -------------

126.  "Portal Notice" has the meaning set forth in Section 12.4.2.
       -------------

127.  "Promotional Materials" has the meaning set forth in Section 6.1.
       ---------------------

128.  "Pro-Rata Reference Payment" means an amount equal to:
       --------------------------

          (a) if the Trigger Date occurred in the first quarter of the period beginning on the Launch Date and ending on the first Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.005, less
      (x) 0.005 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members and the denominator of which is 62,500, plus (ii) the Payment Amount multiplied by the result of
      (y) 0.00125, less (z) 0.00125 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members and the denominator of which is 125,000;

          (b) if the Trigger Date occurred in the second quarter of the period beginning on the Launch Date and ending on the first Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.010, less
      (x) 0.010 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members and the denominator of which is 125,000, plus (ii) the Payment Amount multiplied by the result of
      (y) 0.0025, less (z) 0.0025 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members and the denominator of which is 250,000;

          (c) if the Trigger Date occurred in the third quarter of the period beginning on the Launch Date and ending on the first Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.015, less
      (x) 0.015 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members and the denominator of which is 187,500, plus (ii) the Payment Amount multiplied by the result of
      (y) 0.00375, less (z) 0.00375 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members and the denominator of which is 375,000;

          (d) if the Trigger Date occurred in the fourth quarter of the period beginning on the Launch Date and ending on the first Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.020, less
      (x) 0.020 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members and the denominator of which is 250,000, less (ii) the Payment Amount multiplied by the result of
      (y) 0.005, less (z) 0.005 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members and the denominator of which is 500,000;

          (e) if the Trigger Date occurred in the first quarter of the period beginning on the day after the first Anniversary Date and ending on the second Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.0075, less (x) 0.0075 multiplied by a fraction (but not greater than 1) the numerator of which is the result of the actual number of Verified Members (at the Trigger Date or the first Anniversary Date, whichever is greater) in excess of 250,000, and the denominator of which is 62,500, plus (ii) the Payment Amount multiplied by the result of
      (y) 0.00625, less (z) 0.00625 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members and the denominator of which is 625,000;

          (f) if the Trigger Date occurred in the second quarter of the period beginning on the day after the first Anniversary Date and ending on the second Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.015, less (x) 0.015 multiplied by a fraction (but not greater than 1) the numerator of which is the result of the actual number of Verified Members

       (at the Trigger Date or the first Anniversary Date, whichever is greater) in excess of 250,000, and the denominator of which is 125,000, plus (ii) the Payment Amount multiplied by the result of (y) 0.0075, less (z)
       0.0075 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members and the denominator of which is 750,000;

          (g) if the Trigger Date occurred in the third quarter of the period beginning on the day after the first Anniversary Date and ending on the second Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.0225, less (x) 0.0225 multiplied by a fraction (but not greater than 1) the numerator of which is the result of the actual number of Verified Members (at the Trigger Date or the first Anniversary Date, whichever is greater) in excess of 250,000, and the denominator of which is 187,500, plus (ii) the Payment Amount multiplied by the result of (y) 0.00875, less (z) 0.00875 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members and the denominator of which is 875,000;

          (h) if the Trigger Date occurred in the fourth quarter of the period beginning on the day after the first Anniversary Date and ending on the second Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.030, less (x) 0.030 multiplied by a fraction (but not greater than 1) the numerator of which is the result of the actual number of Verified Members (at the Trigger Date or the first Anniversary Date, whichever is greater) in excess of 250,000, and the denominator of which is 250,000, plus (ii) the Payment Amount multiplied by the result of (y) 0.010, less (z) 0.010 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members and the denominator of which is 1,000,000;

          (i) if the Trigger Date occurred in the first quarter of the period beginning on the day after the second Anniversary Date and ending on the third Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.005 less the result of 0.10 multiplied by the Second Year Anticipation Percentage (such amount determined pursuant to this subpart (w), the "First Calculation Amount"), less (x) the Reference Percentage for the third Anniversary Date multiplied by the First Calculation Amount, plus (ii) the Payment Amount multiplied by the result of (y) 0.00125, less (z) 0.00125 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members in excess of 1,000,000 and the denominator of which is 125,000;

          (j) if the Trigger Date occurred in the second quarter of the period beginning on the day after the second Anniversary Date and ending on the third Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.01 less the result of 0.20 multiplied by the Second Year Anticipation Percentage (such amount determined pursuant to this subpart (w), the "Second Calculation Amount"), less (x) the Reference Percentage for the third Anniversary Date multiplied by the Second Calculation Amount, plus (ii) the Payment Amount multiplied by the result of (y) 0.0025, less (z) 0.0025 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members in excess of 1,000,000 and the denominator of which is 250,000;

          (k) if the Trigger Date occurred in the third quarter of the period beginning on the day after the second Anniversary Date and ending on the third Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.015 less the result of 0.30 multiplied by the Second Year Anticipation Percentage (such amount determined pursuant to this subpart (w), the "Third Calculation Amount"), less (x) the Reference Percentage for the third Anniversary Date multiplied by the Third Calculation Amount, plus (ii) the Payment Amount multiplied by the result of (y) 0.00375, less (z) 0.00375 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members in excess of 1,000,000 and the denominator of which is 375,000;

          (l) if the Trigger Date occurred in the fourth quarter of the period beginning on the day after the second Anniversary Date and ending on the third Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.02 less the result of 0.40 multiplied by the Second Year Anticipation Percentage (such amount determined pursuant to this subpart
     (w), the "Fourth Calculation Amount"), less (x) the Reference Percentage for the third Anniversary Date multiplied by the Fourth Calculation Amount, plus (ii) the Payment Amount multiplied by the result of (y) 0.005, less
     (z) 0.005 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members in excess of 1,000,000 and the denominator of which is 500,000;

          (m) if the Trigger Date occurred in the first quarter of the period beginning on the day after the third Anniversary Date and ending on the fourth Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.005 less the result of 0.10 multiplied by the Second Year Anticipation Percentage (such amount determined pursuant to this subpart (w), the "Fifth Calculation Amount"), less (x) the Reference Percentage for the fourth Anniversary Date multiplied by the Fifth Calculation Amount, plus (ii) the Payment Amount multiplied by the result of (y) 0.00625, less (z) 0.00625 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members in excess of 1,000,000 and the denominator of which is 625,000;

          (n) if the Trigger Date occurred in the second quarter of the period beginning on the day after the third Anniversary Date and ending on the fourth Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.01 less the result of 0.20 multiplied by the Second Year Anticipation Percentage (such amount determined pursuant to this subpart (w), the "Sixth Calculation Amount"), less (x) the Reference Percentage for the fourth Anniversary Date multiplied by the Sixth Calculation Amount, plus (ii) the Payment Amount multiplied by the result of (y) 0.0075, less (z) 0.0075 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members in excess of 1,000,000 and the denominator of which is 750,000;

          (o) if the Trigger Date occurred in the third quarter of the period beginning on the day after the third Anniversary Date and ending on the fourth Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.015 less the result of 0.30 multiplied by the Second Year Anticipation Percentage (such amount determined pursuant to this subpart (w), the "Seventh Calculation Amount"), less (x) the Reference Percentage for the fourth Anniversary Date multiplied by the Seventh Calculation Amount, plus (ii) the Payment Amount multiplied by the result of (y) 0.00875, less (z) 0.00875 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members in excess of 1,000,000 and the denominator of which is 875,000;

          (p) if the Trigger Date occurred in the fourth quarter of the period beginning on the day after the third Anniversary Date and ending on the fourth Anniversary Date, the sum of (i) the Payment Amount multiplied by the result of (w) 0.02 less the result of 0.40 multiplied by the Second Year Anticipation Percentage (such amount determined pursuant to this subpart (w), the "Eighth Calculation Amount"), less (x) the Reference Percentage for the fourth Anniversary Date multiplied by the Eighth Calculation Amount, plus (ii) the Payment Amount multiplied by the result of (y) 0.010, less (z) 0.010 multiplied by a fraction (but not greater than 1) the numerator of which is the actual number of Verified Members in excess of 1,000,000 and the denominator of which is 1,000,000;

          (q) if the Trigger Date occurred in the first quarter of the period beginning on the day after the fourth Anniversary Date and ending on the fifth Anniversary Date, the Payment Amount multiplied by the result of (i)
     0.0025 less the result of 0.05 multiplied by the Second Year Anticipation Percentage (such amount determined pursuant to this subpart (w), the "Ninth Calculation Amount"), less (ii) the Reference Percentage for the fifth Anniversary Date multiplied by the Ninth Calculation Amount;

          (r) if the Trigger Date occurred in the second quarter of the period beginning on the day after the fourth Anniversary Date and ending on the fifth Anniversary Date, the Payment Amount multiplied by the result of (i)
     0.005 less the result of 0.1 multiplied by the Second Year Anticipation Percentage (such amount determined pursuant to this subpart (w), the "Tenth Calculation Amount"), less (ii) the Reference Percentage for the fifth Anniversary Date multiplied by the Tenth Calculation Amount;

          (s) if the Trigger Date occurred in the third quarter of the period beginning on the day after the fourth Anniversary Date and ending on the fifth Anniversary Date, the Payment Amount multiplied by the result of (i)
     0.0075 less the result of 0.15 multiplied by the Second Year Anticipation Percentage (such amount determined pursuant to this subpart (w), the "Eleventh Calculation Amount"), less (ii) the Reference Percentage for the fifth Anniversary Date multiplied by the Eleventh Calculation Amount;

          (t) if the Trigger Date occurred in the fourth quarter of the period beginning on the day after the fourth Anniversary Date and ending on the fifth Anniversary Date, the Payment Amount multiplied by the result of (i)
     0.01 less the result of 0.2 multiplied by the Second Year Anticipation Percentage (such amount determined pursuant to this subpart (w), the "Twelfth Calculation Amount"), less (ii) the Reference Percentage for the fifth Anniversary Date multiplied by the Twelfth Calculation Amount.

129. "Purchase Price" has the meaning set forth in the Stock Subscription
      --------------
     Agreement.

130. "Records" has the meaning set forth in Section 10.5.
      -------

131. "Reais" means the Brazilian currency as of the Effective Date, Reais, or
      -----
     any subsequent currency of Brazil customarily used as legal tender in Brazil.

132. "Reference Payment" has the meaning set forth in Section 8.2.2.
      -----------------

133. "Reference Percentage" means, for any Anniversary Date, a fraction (but
      --------------------
     not greater than one) the numerator of which shall be the Weighted Revenue Percentage in the 12-month period ending on such Anniversary Date and the denominator of which shall be: for the 12-month period ended on the third Anniversary Date, 39%; for the 12-month period ended on the fourth Anniversary Date, 46%; and for the 12-month period ended on the fifth Anniversary Date, 56%.

134. "Related Agreements" means the Stock Subscription Agreement, the
      ------------------
     Registration Rights and Stockholders Agreement, the Escrow Agreement, the Notes and the Guarantee.

135. "Related Group" of a Person includes each other Person that directly or
      -------------
     indirectly Controls, is Controlled by or is under common Control with such Person; provided, however, that for purposes of this definition, two or more Persons shall each be deemed to Control another

     Person if and only if they are parties to an agreement, understanding or arrangement with respect to owning, voting, or disposing of equity interests, or otherwise directing the management or policies of, such other Person and the aggregate Equity Interest or Voting Control of such two or more Persons would constitute "Control" of such other Person under Definition No. 49 of this Exhibit A.

136. "Restricted Advertisers" has the meaning set forth in Section 1.9.2(d).
      ----------------------

137. "Restricted Advertising List" has the meaning set forth in Section
      ---------------------------
     1.9.2(d).

138. "Restricted Content Categories" has the meaning set forth in Section
      -----------------------------
     1.9.2(d).

139. "Rules" has the meaning set forth in Section 13.2.
      -----

140. "Shares" means the number of shares of AOLA Class A common stock ("Common
      ------
     Stock") to be issued pursuant to the Subscription Agreement.

141. "Special Edition Financial Channel" shall mean the pages controlled by
      ---------------------------------
     AOLB and contained within a mirror version of the Standard Finance Channel created pursuant to and modified in accordance with this Agreement.

142. "Specs" has the meaning set forth in Section 5.1.
      -----

143. "Standard Finance Channel" has the meaning set forth in Section 1.11.1.
      ------------------------

144. "Subscriber Fees" has the meaning set forth in Section 1.14.2.
      ---------------

145. "Subscriber Revenue Factor" means, for any Anniversary Date, the AOLB
      -------------------------
     Subscriber Revenue for the 12-month period ending on such Anniversary Date divided by AOLB Total Revenue for such 12-month period.

146. "Subscriber Revenue Percentage" means, for any Anniversary Date, the
      -----------------------------
     Subscriber Revenue Factor for the 12-month period ending on such Anniversary Date multiplied by a fraction the numerator of which is Itau's Subscriber Revenue for such 12-month period and the denominator of which is AOLB Subscriber Revenue for such 12-month period.

147. "Subscription Agreement" has the meaning set forth in Section 10.1.
      ----------------------

148. "Substituted Reference Payment Note" has the meaning set forth in Section
      ----------------------------------
     9.1.5.

149. "Substituted Termination Fee Note" has the meaning set forth in Section
      --------------------------------
     9.1.6.

150. "Successor" means, that Person or Persons who: (a) in the event of an AOLA
      ---------
     Change of Control, upon consummation of such AOLA Change of Control (i) Controls AOLA, (ii) is a type of Person described in clause (c) of the definition of AOLA Change of Control, or (c) is a successor-in-interest of AOLA, including any transferee of assets described in clause (d) of the definition of AOLA Change in Control; or (b) in the event of an Itau Change of Control, upon consummation of such Itau Change of Control (i) Controls Itau, (ii) is a type of Person described in clause (c) of the definition of Itau Change of Control, or (c) is a successor-in-interest of Itau, including any transferee of assets described in clause (c) of the definition of Itau Change of Control.

151. "Technical Committee" has the meaning set forth in Section 2.1.1.
      -------------------

152. "Technical Operating Plan" has the meaning set forth in Section 1.2.
      ------------------------

153. "Term" has the meaning set forth in Section 11.1.
      ----

154. "Termination Date" means the date this Agreement is terminated, which,
      ----------------
     with respect to any termination event shall mean the date written notice of termination is received by the non-terminating Party in accordance with the provisions of this Agreement.

155. "Termination Fee" means an amount equal to:
      ---------------

          (a) if the Material Breach occurred after the Effective Date but on or before the Launch Date, 76% of the Purchase Price.

          (b) if the Material Breach occurred after the Launch Date but on or before the first Anniversary Date, 76% of the Purchase Price multiplied by the result of the number of days from the date of such notice to and including the first Anniversary Date plus 1460, divided by the result of the number of days from the Launch Date to and including the first Anniversary Date plus 1460.

          (c) if the Material Breach occurred after the first Anniversary Date but on or before the second Anniversary Date, 76% of the Purchase Price multiplied by .80 multiplied by the result of the number of days from the Material Breach to and including the second Anniversary Date plus 1095, divided by the result of the number of days from the first Anniversary Date to and including the second Anniversary Date plus 1095.

          (d) if the Material Breach occurred after the second Anniversary Date but on or before the third Anniversary Date, 76% of the Purchase Price multiplied by .60 multiplied by the result of the number of days from the Material Breach to and including the third Anniversary Date plus 730, divided by the result of the number of days from the second Anniversary Date to and including the third Anniversary Date plus 730.

          (e) if the Material Breach occurred after the third Anniversary Date but on or before the fourth Anniversary Date, 76% of the Purchase Price multiplied by .40 multiplied by the result of the number of days from the Material Breach to and including the fourth Anniversary Date plus 365, divided by the result of the number of days from the third Anniversary Date to and including the fourth Anniversary Date plus 365.

          (f) if the Material Breach occurred after the fourth Anniversary Date but on or before the fifth Anniversary Date, 76% of the Purchase Price multiplied by .20 multiplied by the number of days from the Material Breach to and including the fifth Anniversary Date, divided by the number of days from the fourth Anniversary Date to and including the fifth Anniversary Date.

156. "Termination Period" has the meaning set forth in Section 1.5.1.
      ------------------

157. "Territory" means Brazil.
      ---------

158. "Terms of Service" means AOLB's then-standard terms of service agreement
      ----------------
     with AOLB Members (including the Rules of the Road) located at Keyword
     "TOS".

159. "Test Cities" means the following cities:  Sao Paulo, Rio De Janeiro,
      -----------
     Salvador, Belo Horizonte, Fortaleza, Brasilia, Curitiba, Recife, Porto Alegre and Campinus.

160. "Tier 1 Failure" means a failure to comply with one or more of the
      --------------
following performance criteria over an [*] day measurement period in a particular city after the Launch of the Co-Branded Service in such city, other than as a result of a Force Majeure Event:

          (i)   [*]; or

          (ii)  [*]; or

          (iii) [*].

161. "Tier 2 Failure" means a material failure to comply with one or more of
      --------------
     the following performance criteria over a [*] day measurement period in a particular city after the Launch of the Co-Branded Service in such city, other than as a result of a Force Majeure Event:

          (1)   [*]; or

          (2)   [*]; or

          (3)   [*].

162. "Tier 3 Failure" has the meaning set forth Section 1.12.3.
      --------------

163. "Tolling Period" has the meaning set forth in Section 1.5.2.
      --------------

164. "Total Verified Member Numbers" has the meaning set forth in Section 8.3.
      -----------------------------

165. "Trigger Date" means for any Type I Acceleration Payment, Type II
      ------------
     Acceleration Payment, Type I Pro-Rata Reference Payment or Type II Pro-Rata Reference Payment, the Breach Date or the Termination Date as provided in the definition of such payment.

166. "Type I Acceleration Payment" means an Acceleration Payment in which, for
      ---------------------------
     purposes of calculating such Acceleration Payment, the Trigger Date equals the Breach Date.

167. "Type II Acceleration Payment" means an Acceleration Payment in which, for
      ----------------------------
     purposes of calculating such Acceleration Payment, the Trigger Date equals the Termination Date.

168. "Type I Pro-Rata Reference Payment" means a Pro-Rata Reference Payment in
      ---------------------------------
     which, for purposes of calculating such Pro-Rata Reference Payment, the Trigger Date equals the Breach Date.

169. "Type II Pro-Rata Reference Payment" means a Pro-Rata Reference Payment in
      ----------------------------------
     which, for purposes of calculating such Pro-Rata Reference Payment, the Trigger Date equals the Termination Date.

170. "Upsold Subscriber" means an AOLB/Itau Subscriber who registers to pay
      -----------------
     AOLB for a Co-Branded Service plan that: (i) provides such AOLB/Itau Subscriber more hours of use of the Co-Branded Service than the number of free hours Itau pays AOLB for such Subscriber, or (ii) is offered to such Subscriber by Itau at a discount from AOLB's then-current market price (where Itau pays AOLB the fee set forth in the Finance Plan).

171. "Verified Member Reference Numbers" has the meaning set forth in Section
      ---------------------------------
     8.1.

172. "Verified Members" on any Anniversary Date of the Launch means any
      ----------------
     AOLB/Itau Subscriber that accesses the Co-Branded Service in any two of the three months immediately preceding such Anniversary Date, as well as any AOLB/Itau Subscriber that first accesses the Co-Branded Service in the month immediately preceding such Anniversary Date. In the event AOLB offers a Free Internet Access Service and Itau elects to create a Co-Branded version of such Free Internet Access Service, each Itau subscriber that has an account on and uses such Co-Branded Free Internet Access Service and satisfies the definition of a "Verified Member" will count as one-half of a Verified Member. Notwithstanding the foregoing, any user of a single account across multiple Co-Branded Services shall only be counted as one Verified Member.

173. "Voting Control" means the ability, directly or indirectly, to direct the
      --------------
     voting of a majority of the directors of such Person's board of directors or, if the Person does not have a board of directors, a majority of the positions on any similar body, whether through appointment, voting agreement or otherwise.

174. "Weighted Revenue Percentage" means, for any Anniversary Date, the sum of
      ---------------------------
     the Subscriber Revenue Percentage for such Anniversary Date plus the Other Revenue Percentage for such Anniversary Date.

                                   EXHIBIT B
                              TERMS AND CONDITIONS

                                   EXHIBIT B
                              TERMS AND CONDITIONS

I.   REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses granted hereunder and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement. Itau represents and warrants to AOLA and AOLB that as of the Effective Date, one million fifty thousand (1,050,000) Itau Customers have registered with Itau for access and use of Itau's Financial Services through either the Internet or the Itau Service.

II.  CONFIDENTIALITY.

Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it shall take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees, independent contractors or agents who has a need to know such Confidential Information and who are subject to confidentiality obligations to the Party receiving such Confidential Information. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party.

III. RELATIONSHIP WITH AOLB MEMBERS

Unsolicited E-Mail.  Itau may not send any AOLB Member unsolicited e-mail
------------------
communications on or through the AOLB Network without a "Prior Business Relationship." For purposes of this Agreement Itau shall be deemed to have a "Prior Business Relationship" with all AOLB/Itau Subscribers, and with respect to all other AOLB Members a "Prior Business Relationship" means that such AOLB Member has either (i) used services or purchased products offered by Itau or
(ii) voluntarily provided information to Itau through a contest, registration, or other communication.

IV.  LIMITATIONS ON LIABILITY; DISCLAIMER OF WARRANTIES

Liability.  EXCEPT AS OTHERWISE PROVIDED IN THE "INDEMNITY" SECTION OF THIS
----------
EXHIBIT AND IN ARTICLE 11 OF THE BODY OF THIS AGREEMENT, UNDER NO CIRCUMSTANCES SHALL ANY PARTY BE LIABLE TO ANY OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL LOSSES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE USE OF OR INABILITY TO USE THE AOLB NETWORK, ITAU INTERACTIVE SITES, LINKED INTERACTIVE SITES OR ITAU ONLINE AREA.

No Additional Warranties.  TO THE MAXIMUM EXTENT PERMITTED BY LAW, EXCEPT AS
-------------------------
EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS AND EXCLUDES, ANY REPRESENTATIONS, WARRANTIES, AND CONDITIONS (INCLUDING ANY IMPLIED WARRANTIES REGARDING THE AOLB NETWORK, THE ITAU ONLINE AREA, THE LINKED INTERACTIVE SITES OR THE ITAU INTERACTIVE SITES (WHETHER RELATING TO PROFITABILITY OR OTHERWISE), ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE). ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY EXCLUDES ALL LIABILITY TO THE OTHER FOR ANY OTHER IMPLIED TERMS AND CONDITIONS NOT EXPRESSLY STATED IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, RELATING TO THE AOLB CLIENT, THE CUSTOMIZED CLIENT, THE CO-BRANDED SERVICE, THE ITAU ONLINE AREA, THE ITAU INTERACTIVE SITES, THE LINKED INTERACTIVE SITES, DOCUMENTATION OR THE AOLB NETWORK). ADDITIONALLY, NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, THE INTERNET IS INHERENTLY INSECURE AND AOLA AND AOLB DO NOT REPRESENT, WARRANT OR COVENANT THAT THE USE OF THE CO-BRANDED SERVICE WILL BE SECURE FROM HACKING OR THAT UNAUTHORIZED THIRD PARTIES WILL BE UNABLE TO COLLECT INFORMATION ON USERS AND USAGE OF THE CO-BRANDED SERVICE.

V.   INDEMNIFICATION

Indemnities of the AOLB Parties.  The AOLB Parties shall indemnify (and defend
-------------------------------
and hold harmless as appropriate) Itau and its Affiliates, and their respective officers, directors, agents, distributors, franchisees and employees from any and all third-party losses, claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees and disbursements ("Liabilities"), relating to or resulting from (i) allegations that the portions of the Co-Branded Service that are owned or directly controlled by the AOLB Parties, excluding any Licensed Content, or the Customized Client (X) infringe any third party's U.S. patent, copyright, trademark or trade secret rights, or (Y) violate any applicable law, rule or regulation; (ii) the installation of the Customized Client; (iii) allegations that Content created or produced by or on behalf of an AOLB Party in the Territory infringes any third party's Brazilian copyright, trademark or trade secret rights and (iv) the AOLB Parties' breach of any applicable law, rule or regulation, including without limitation, the Brazilian banking secrecy laws. To the extent AOLB receives any indemnification from third parties regarding features, functionality or Content on the Co-Branded Service controlled by such third party, AOLB shall provide Itau to the fullest extent possible the benefit of such indemnification.

Indemnities of Itau.  Itau shall indemnify (and defend and hold harmless as
-------------------
appropriate) the AOLB Parties and its Affiliates, and its and their respective officers, directors, agents, distributors, franchisees and employees from any and all Liabilities relating to or resulting from (i) allegations that the portions of the Itau Interactive Sites and Licensed Content that are owned or directly controlled by Itau (X) infringe any third party's U.S. patent, copyright, trademark or trade secret rights; or (Y) violate any applicable law, rule or regulation; (ii) Itau's marketing or promotion of the Co-Branded Service, including without limitation any Liabilities arising directly from the promotion by Itau of free hours on the Co-Branded Service, except to the extent arising from materials provided by AOLA or AOLB; (iii) Itau's breach of any applicable law, rule or regulation, including without limitation, the Brazilian banking secrecy laws; and (iv) Itau's provision of Financial Services to AOLB/Itau Subscribers, except to the extent such Liabilities are due to failures due to the Co-Branded Service or AOLB Network. To the extent Itau receives any indemnification from third parties regarding Licensed Content or features, functionality or Content on the Linked Interactive Sites controlled by such third party, Itau shall provide AOLB to the fullest extent possible the benefit of such indemnification.

Claims.  Each Party agrees to (i) promptly notify the other Party in writing of
------
any indemnifiable claim and give the other Party the opportunity to defend or negotiate a settlement of any such claim at such other Party's expense and (ii) reasonably cooperate with the other Party, at that other Party's expense, in defending or settling such claim. In the event of any dispute between AOLB and an Itau Customer relating to the Co-Branded Service (i) AOLB shall inform Itau of such dispute or litigation, (ii) AOLB shall provide Itau the option to be joined as a party to such dispute or litigation, and (iii) AOLB shall not consent to the entry of judgment with respect to, or otherwise settle, such a claim or dispute without the consent of Itau if such judgment or settlements would be adverse to the interests of Itau, provided, however, that Itau shall have the right to control the defense of any such claim to the extent it relates to Itau's Financial Services.

VI.  MISCELLANEOUS

Force Majeure.  Should any circumstance beyond the reasonable control of any
-------------
Party occur which delays or renders impossible the performance of any of its obligations under this Agreement, such obligation shall be postponed for such time as such performance necessarily has had to be suspended or delayed on account thereof, provided, however, that such Party shall notify the other Party promptly after the occurrence of such force majeure event ("Force Majeure Event"), and shall use all commercially reasonable efforts to reduce the effects of such Force Majeure Event on such Party's performance hereunder, and in the case of a telecommunications failure that affects no other Access Providers in the Territory, AOLB shall use best efforts reasonable under the circumstances to reduce the effects of such Force Majeure Event on such Party's performance
hereunder.   In addition and upon the cessation of such Force Majeure Event, the nonperforming Party shall immediately commence performance of its obligations hereunder. Force Majeure Events shall include, without limitation, war, revolution, invasion, insurrection, riots, mob violence, sabotage or other civil disorders, act of God, strikes or other labor disputes, telecommunications failures, acts, laws, regulations or rules of any government or governmental agency, including Brazilian Central Bank approvals, and any other circumstances beyond the reasonable control of the Party, the obligations of which are affected thereby. Neither Party shall be liable for, or be considered in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement during the pendency of a Force Majeure Event. In the event a Force Majeure Event occurs due to a telecommunications failure that affects no other Access Providers in the Territory and the effect of such Force Majeure Event would constitute a Tier 2 or Tier 3 Failure in a particular city or cities if such effects were not due to a Force Majeure Event, then, Itau shall be relieved of its obligation not to market and otherwise promote Access Providers and ISP Products in such city or cities as set forth in
Section 2.3.1 of this Agreement until the cessation of such Force Majeure Event in such city or cities.

Independent Contractors.  The Parties to this Agreement are independent
-----------------------
contractors. Neither Party is an agent, representative or partner of the other Party. Except as otherwise stated in the Agreement, neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

Notice.  Any notice, approval, request, authorization, direction or other
------
communication under this Agreement shall be given in writing and shall be deemed to have been delivered and given for all purposes, in the case of hand delivery, on the date such notice is received by such party and, in the case of overnight mail, on the day such notice is given to such overnight mail service, postage pre-paid, and, in the case of mail, five (5) days after deposited in the mail for delivery by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to AOLA and AOLB to:

                                   AOL Latin America, Inc
                                   600 N. Andrews Avenue, Suite 500.
                                   Fort Lauderdale, FL 33309
                                   Fax: (954) 233-1801
                                   Attention: President

          If to Itau:
                                   Banco Itau, S.A.
                                   Rua Boa Vista, 176
                                   Sao Paulo - SP - Brazil
                                   Attention: President and CEO
                                   Fax: 55-11-237-3030

No Waiver.  The failure of either Party to insist upon or enforce strict
---------
performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same shall be and remain in full force and effect.

Return of Information.  Upon the expiration or termination of this Agreement,
---------------------
each Party shall, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all Confidential Information, documents, manuals and other materials belonging to the other Party except as otherwise provided in this Agreement.

Entire Agreement.  This Agreement (including the Exhibits attached hereto) and
----------------
the Related Agreements sets forth the entire agreement and supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party shall be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

Amendment.  No change, amendment or modification of any provision of this
---------
Agreement shall be valid unless set forth in a written instrument signed by both Parties.

Further Assurances.  Each Party shall take such action (including, but not
------------------
limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

Assignment.  Neither Itau nor AOLB shall assign this Agreement or any right,
----------
interest or benefit under this Agreement without the prior written consent of the other. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

Construction/Severability.  In the event that any provision of this Agreement
-------------------------
conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and the remainder of this Agreement shall remain in full force and effect.

Remedies.  Except where otherwise specified, the rights and remedies granted to
--------
a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess.

Compliance with Laws.  Each Party shall comply with all applicable laws,
--------------------
including Brazilian banking secrecy laws, rules and regulations regarding privacy, and no obligation hereunder shall be construed as requiring a Party to take any action that would contravene such laws, rules and regulations.

Interpretation.  All references to "including" in this Agreement shall mean
--------------
"including without limitation," and all references to "excluding" in this Agreement shall mean "excluding without limitation." All meetings may be held in person or by teleconference or other means mutually agreed to by the participants.

Headings.  The captions and headings used in this Agreement are inserted for
--------
convenience only and shall not affect the meaning or interpretation of this Agreement.

Counterparts.  This Agreement may be executed in counterparts with each executed
------------
copy deemed an original and all of which together shall constitute one and the same document.

English Language.  The English language version of this Agreement shall be
----------------
controlling, notwithstanding any translation thereof into another language.

                                   EXHIBIT C

                      CAYMANS FINANCIAL TEST CERTIFICATE
                      ----------------------------------

     Reference is made to that certain Strategic Interactive Services and Marketing Agreement, dated as of June 12, 2000 (the "Marketing Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, and Banco Itau, S.A. ("Itau"), a Brazilian banking institution. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

     1. The undersigned is the president or highest ranking officer of the Grand Caymans branch of Itau.

     2. The undersigned submits this Caymans Financial Test Certificate in connection with the Marketing Agreement, and for the purpose of providing information necessary to determine whether or not Itau has satisfied the Caymans Financial Test.

     3. The undersigned hereby certifies to AOLA and AOLB that, as of the date hereof,

          (a)  (i)    The assets of the Grand Caymans branch of Itau are
                      $_____________________ (USD).

               (ii) The liabilities of the Grand Caymans branch of Itau are $_____________________ (USD).

               (iii) The excess of the assets over the liabilities of the Grand Caymans branch of Itau exceeds the maximum amount of all Reference Payments, Acceleration Payments and Termination Fees that could become due and payable from Itau to AOLA or AOLB from and after the date hereof by at least 125%.

          (b) The Grand Caymans branch of Itau has at least US $___________ in cash, cash equivalents (e.g., deposit accounts or certificates of deposit) or marketable securities in its own name, all of which are physically located within the Caymans Islands, the United States of America or in a country that is a member of the Organisation for Economic Cooperation and Development.

          (c)  [Itau][______________, an Affiliate of Itau listed on Exhibit O
                                                                     ------- -
               to the Marketing Agreement (as supplemented from time to time),] has maintained physical possession of stock certificates in the Cayman Islands representing at least three fourths of all of the Shares that are subject, as of the CFT Measurement Date, to the lock up provisions as provided in the Registration Rights and Stockholders Agreement.

                                       OR

          (c) Title to the Shares that are subject, as of the CFT Measurement Date, to the lock up provisions as provided in the Registration Rights and Stockholders Agreement has been transferred to an unrelated financial institution pursuant to a repurchase agreement whereby such financial institution is obligated to resell such stock to [Itau][_____________, an Affiliate of Itau listed on Exhibit O to the Marketing Agreement (as supplemental
                         ------- -
               from time to time)]. [Itau's][________________'s] rights under such repurchase agreement are subject, directly or indirectly, to execution and levy pursuant to a Cayman Islands judgment in a jurisdiction other than Brazil.

     IN WITNESS WHEREOF, the undersigned has executed this Caymans Financial Test Certificate as of the ____ day of _______, 20___.

                                               _________________________________
                                               Name:
                                               Title:

                                   EXHIBIT D
                              MARKETING GUIDELINES

1. BACKGROUND.

     (a) The marketing plan described below is intended to stimulate Itau Customers to become AOLB/Itau Subscribers. The specific plans are intended to be guidelines only, and, except where otherwise stated in the Strategic Interactive Services and Marketing Agreement (e.g., the Minimum Marketing Commitments), are not intended to be binding commitments of Itau or AOLB. Itau and AOLB agree that the Minimum Marketing Commitment may be modified only if AOLB and Itau agree in writing.

     (b) The marketing program will be reviewed quarterly by the Marketing Committee and factors such as packages, programs, offer frequency, target groups, distribution and media may be altered, included or excluded as the result of such reviews. For the avoidance of doubt, AOLB will not have approval rights over the marketing plans of Itau, but AOLB and Itau will consult each other to improve marketing programs.

     (c) Marketing programs will take into account the fact that the Co-Branded Service is not available in some areas, and Itau may decide not to target marketing campaigns in those areas.

     (d) AOLB will include a message in the CD-ROM package it distributes to the public indicating that Itau Customers have been extended a service offering and will provide a telephone number that the Itau Customers can call for more information.

     (e) As used in these Marketing Guidelines, the term "Launching Program" means a marketing program that would commence upon the Launch of the Co-Branded Service in each of the "Initial Cities" (and other cities in which the Co-Branded Service becomes available before that Launch) and last for approximately one month in each city, provided that not all marketing components of the Launch Program will be used in each city.

     (f) After the Launching Program ends, specific marketing programs may be defined for launches in important cities.

     (g) All communications made to Itau Customers related to the offer of Co-Branded Service, billing, changes in service level, new services offered by AOLB, etc. should be made by Itau or, if made by AOLB, approved by Itau to the extent it relates to Itau's offer to Itau Customers. All communications made by AOLB shall be at AOLB's expense. Within one month of the Effective Date Itau and AOLB will agree upon an allocation of responsibility regarding communications made by AOLB/Itau Subscribers.

2. MARKETING RESOURCES

     (a) Minimum Marketing Commitments. Use, frequency and reach of each of the following resources are identified in the attached Matrix Annex (for the Launching Program and more sustained campaigns through the end of the fifth year after Launch) After such fifth year the Marketing Committee will discuss the level of Itau marketing.

     .    Direct Mail Program
          -------------------

     . Mailings promoting the Co-Branded Service and explaining the service package offered by AOLB and Itau (but not including CD-ROMs with the mailings).

          . Mailings promoting the Co-Branded Service and explaining the service package offered by AOLB and Itau (including CD-ROMs with the mailings) to segments with a higher propensity to subscribe to the Co-Branded Service.

     .    Checking account statement:  Insert containing information about the
          --------------------------
          Co-Branded Service
     .    ATM screens:  Messages on the screen including an option to request
          ------------
          a CD-ROM.
     .    Itau Interactive Site (www.itau.com.br):  Explaining the Co-Branded
          ---------------------------------------
          Service package, including demonstration screen shots, a CD-ROM request screen, and a link to AOLB's content.
     .    Merchandising in bank branches
          ------------------------------

     (b) Optional Resources: use, frequency and targets to be defined by Itau at its own discretion with certain activities identified in the attached Matrix Annex.

     .    Bankfone Service: to selected Itau customers, subject to the policies
          ----------------
          of this service.
          .    message about the Co-Branded Service
          .    CD-ROM request option.
     .    Promotional Offer in the branches by tellers:  to selected customers
          --------------------------------------------
     .    CD-ROM distribution in the branches:  conducted by branch managers.
          -----------------------------------
     .    TV
          --
     .    Radio
          -----
     .    Magazines
          ---------
     .    Movie theaters
          --------------
     .    Newspapers
          ----------
     .    Booklets
          --------
     .    ATM slips:  messages on the printed ATM slips.
          ---------
     .    Itau Service and Home Banking:
          -----------------------------
          .    Promotion on the welcome screen.
          .    CD-ROM request option.
     .    Inbound Call Center: information about the Co-Branded Service
          -------------------
     .    Outbound Call Center: information about the Co-Branded Service
          --------------------
          directed to selected Itau Customers.
     .    Kiosk:  promotion of the Co-Branded Service in events and fairs in
          -----
          which Itau participates.
     .    Personal Computer in selected branches:  to demonstrate Co-Branded
          --------------------------------------
          Service

     (c) Pre-Launch market research: using methods such as focus groups to better understand Itau Customers' perceptions of AOLB, the Co-Branded Service, the packages offered by Itau, the value drivers and communications programs as well as the kind of machines and equipment used by Itau Customers (such as types of Personal Computers, whether they use CD-ROM or floppy disk drives, and whether they have dedicated phone line) to better define the sales proposals. AOLB will provide its research experience to assist Itau in improving the effectiveness of the research.

3. ITAU INTERNAL MARKETING PROGRAM

          (a)  Branch Sales Force

     .    Financing computers for branch sales force at differentiated terms.
     .    Training course - inclusion of a session in Itau's training program.
     .    Training material - video, handbook.
     . Incentive campaign to encourage use of the Co-Branded Service (learning about the content and navigation) during the first Anniversary Year.
     . Implementation: As soon as possible after the Launch, AOLB will create a special promocode for Itau employees to enable them to quickly access the Co-Branded Service and speed up the training process. When the Co-Branded Service is Launched, the Itau employees will be migrated according to a program develop by the parties and implemented by Itau.

          (b) Internal Research. Periodic research with sales force employees on issues such as their perception of the Itau Customers' reaction to and evaluation of the Co-Branded Service, and their own reactions to and evaluations of the Co-Branded Service, conducted in order to improve the sales process.

4. SALES CAMPAIGNS. Will vary depending on other product campaigns planned by Itau, but may include:

          (a)  Goals and performance rewards for Itau employees.

          (b)  Differentiated media support.

          (c)  Sales kiosks (inside branches, where available).

5. GENERAL PROGRAMS. Programs such as computer financing at differentiated terms may be available to selected Itau Customers who are not subject to credit restrictions.

                                  Matrix Annex

1-   [*]:

----------------------------------------------------------------------------------------------------
     Resources*                    Launch                     Year 1             Year 2 to 5 (each
                             (month 1 / year 1)            Months 2 - 12               year)
----------------------------------------------------------------------------------------------------
        [*]                                                     [*]                     [*]
----------------------------------------------------------------------------------------------------
        [*]                          [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
        [*]                          [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
        [*]                          [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
        [*]                          [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
        [*]                          [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------

*[*]

2-[*]:

----------------------------------------------------------------------------------------------------
       Resources*                   Launch                    Year 1             Year 2 to 5 (each
                              (month 1 / year 1)           Months 2 - 12               year)
----------------------------------------------------------------------------------------------------
         [*]                         [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
         [*]                         [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
         [*]                         [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
         [*]                         [*]
----------------------------------------------------------------------------------------------------
         [*]                         [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
         [*]                         [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
         [*]                         [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
         [*]                         [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
         [*]                         [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
         [*]                         [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
         [*]                         [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
         [*]                         [*]                        [*]                     [*]
----------------------------------------------------------------------------------------------------
         [*]                                                    [*]                     [*]
----------------------------------------------------------------------------------------------------

*[*].

 [*].

                                   EXHIBIT E

                        TECHNICAL OPERATING GUIDELINES
                        ------------------------------


1. Itau/AOLB CD Configuration

     .    Itau Customers will be provided a Customized Client.

     . Once an Itau Customer registers for the Co-Branded Service, except as provided below, such Itau Customer will be considered an AOLB/Itau Subscriber during the Term until the subscriber cancels the Co-Branded Service or is terminated, even if the AOLB/Itau Subscriber upgrades his Customized Client with AOLB Client software distributed by third parties.

     . The Customized Client on the CD-ROM will be a customized version of the AOLB Client. The packaging and installation will be Co-Branded by AOLB and Itau.

     . There will be one version of the CD-ROM (not considering variations in packaging) containing the Customized Client, which version will be updated from time to time to include the then-current release or version of the Customized Client. Upon mutual agreement by AOLB and Itau in writing, additional software may be bundled in the CD-ROM.

     . AOLB will create a new release or version of the Customized Client promptly after each new release or version of the AOLB Client.

2. Registration

     . Once an Itau Customer has installed the Customized Client, he or she will be prompted to register for the Co-Branded Service. The registration process will be Co-Branded by AOLB and Itau, and shall contain special Itau promotion code. It will be based on the AOLB Service's registration process and will be modified and simplified, as agreed between AOLB and Itau, as appropriate.

     .    The Itau Customer will:

          . Select a payment method from among Itau payment options. However, if registrant prefers another payment method they can select "Other" at the bottom of the list of Itau payment options and be presented with the list of standard AOLB Service payment options.

          .    Be told about the default price plan for such AOLB/Itau
               Subscriber.

     . Verification will be done on all registrants. A file will be sent to Itau regularly, which will identify all registrants that register with the Itau promotion code. Itau will process this information and respond to AOLB with a list that flags registrants as either valid Itau Customers or registrants who should be changed to a non-Itau price plan. AOLB and Itau intend to improve the file transference process into a real time validation.

     . After completing registration, new AOLB/Itau Subscribers will continue directly to their first session without disconnecting.

     . If a registrant registers and is able to use the Co-Branded Service but is subsequently not accepted by Itau for their free hours, then a message will be sent to such registrant informing the registrant of Itau's position and inviting the registrant to continue to use the AOLB Service under one of the then-current price plans. Up to that point, the price associated with usage of the Co-Branded Service will be in accordance with the Finance Plan; after that point, Itau will not be financially responsible for such registrant and such registrant will have the opportunity to become a member of the AOLB Service. Such Subscribers who opt to continue to use the AOLB Service will migrate to the standard AOLB Service and subsequently not see the customizations unique to the Co-Branded Service (including without limitation the Co-Branded Welcome Screen, the Itau Window, the Custom Toolbar Icon and the Special Edition Finance Channel) and will access all standard features and screens of the AOLB Service without restrictions (i.e., they will no longer be considered AOLB/Itau Subscribers for the purposes of this Agreement).

     . AOLB and Itau will discuss and agree upon measures to facilitate the migration of members of the AOLB Service who are Itau Customers to become AOLB/Itau Subscribers. Itau acknowledges that a primary means to encourage such migration will be through its promotions on the AOLB Service.

3.  Price Changes

     .    AOLB/Itau Subscribers will be allowed to change their price plan.

     . Any changes in price plans will take effect only at the beginning of the AOLB/Itau Subscribers next billing cycle.

     . AOLB/Itau Subscribers will receive Itau's special free hour offers and will be advised about and marketed alternative price plans for additional or unlimited hours on the Co-Branded Service. AOLB and Itau have identified the following as a possible approach:

          . Price plan options will be presented to the AOLB/Itau Subscribers on the Itau ______ site where, based on Itau's rating of the AOLB/Itau Subscribers, specific price plans will be presented.

          . Upon making a selection, Itau will build a database of screen names and price plan changes which it will send AOLB daily in a structured data file for batch processing.

          . As soon as a technical solution is developed and implemented, this process of switching (i.e., upselling to) price plans will be automated.

     . After a special price plan is selected it will take effect only at the beginning of the AOLB/Itau Subscriber's next billing cycle.

     . Once a AOLB/Itau Subscriber is in a specific price plan, he may select among other price plans available to him, by using the AutoRep service within the Co-Branded Service or by using the Itau web site.

     . Itau and AOLB will establish procedures to modify an AOLB/Itau Subscriber's price plan.

4.  Sign-on Initial Screen for AOLB/Itau Subscribers

     . At the beginning of every session, the AOLB/Itau Subscriber will be presented with a modified version of the AOLB Service:

          . a co-branded Welcome Screen using existing AOLB technology (i.e., the Co-Branded Welcome Screen),

          . a special Itau control panel represented as a narrow side window (i.e., the Itau Window); and

          .    an Itau icon on the toolbar (i.e., the Custom Toolbar Icon)

          . The final Technical Operating Plan will contain details on the implementation of the above modifications and the timetable for completion.

5.  Customer Access

     . Initially, certain Interactive Linked Sites and the Co-Branded Service will connect through a secure, permanent virtual Internet circuit. Each of AOLB and Itau will be responsible for paying their respective costs related to such connection. At such time as AOLB launches version 6 of the Customized Client, implements the AOLB node in Brazil (as described below) and a circuit is established between that node and such Linked Interactive Sites, there will be a direct connection between Itau web site and the Co-Branded Service, without any use of the open Internet for connectivity, providing additional level of security to AOLB/Itau Subscribers when accessing Itau Financial Services. AOLB will be responsible for the costs of the new Customized Client and the implementation of the AOLB node, and Itau will be responsible for the costs of the circuit between the node and Itau's systems (i.e., the peering circuit).

     . In accordance with and subject to the Marketing Plan, Itau will provide links to special AOLB HTML content from the Itau home page. Furthermore, Itau may create special HTML content for AOL Members available only to AOL Members.

     . Itau will have the right to publish content in the AOLB "Rainman" format.

6.  Itau Charges and Billing

     . Subject to the Agreement, AOLB/Itau Subscribers will receive at least one free hour toward metered price plans and/or discounted price plans. These plans will be developed by Itau in consultation with AOLB and implemented by AOLB; provided, however, that implementation will be subject to technical and administrative limitations to be determined by AOLB and Itau prior to completion of the plans by Itau. With respect to the development of the necessary systems, Itau must submit its structure for price plans to AOLB for technical and implementation approval before they are communicated to AOLB/Itau Subscribers or to Itau Customers.

     . AOLB will inform Itau of the total number of free hours used (for which Itau is responsible) by AOLB/Itau Subscribers. Charges will be implemented as detailed in the

          Finance Plan. AOLB/Itau Subscribers will automatically be charged for time in excess of the free hours and will be notified of such charge(s) during registration.

     . AOLB will bill AOLB/Itau Subscribers per the selected price plan with the subscriber payment method. If the payment processor is Itau, AOLB will provide billing information that includes surcharges and the standard monthly fee.

     . A similar process will take place for other payment methods not associated with Itau (e.g. AmEx).

     . AOLB will be able to track and periodically report to Itau the number of AOLB/Itau Subscribers and Verified Members, as well as mutually agreed-to data concerning AOLB/Itau Subscribers.

     . For AOLB/Itau Subscribers who have not been upsold to additional Co-Branded Service hours through an AOLB price plan and use the Co-Branded Service in excess of the free hours granted by Itau, AOLB will investigate the development and implementation of an online process to notify such AOLB/Itau Subscriber via a pop-up message that will inform such AOLB/Itau Subscriber that the continued use of the Co-Branded Service will result in hourly fees and give such AOLB/Itau Subscriber the opportunity at that point to be upsold to a price plan that offers more prepaid hours. AOLB and Itau will otherwise disclose to AOLB/Itau Subscribers the charges for additional hours as appropriate and subject to technological feasiblity, and AOLB will use commercially reasonable efforts to develop such technology.

7.  Customer Services

     . AOLB/Itau Subscribers who require customer service will call a special call center created for the Co-Branded Service (the telephone number will be a local number for Sao Paulo and a toll-free number for the rest of the country). Local numbers for other cities will be mutually agreed upon by AOLB and Itau.

     . The support available at this call center will be specialized support for AOLB/Itau Subscribers. The ACD (Automatic Call Distributor) will receive all incoming calls. A voice menu will prompt users to identify the type of problem they have so that proper routing can be done.

     . When the support required is for Itau's Financial Services, the call will be transferred to Itau. When the support is related to aspects of the Co-Branded Service other than Itau's Financial Services, the call will be transferred to AOLB. All the transfers will be performed so as to make the AOLB/Itau Subscribers unaware that they have been transferred between companies.

     . AOLB and Itau will review the possibility of Itau providing all customer services to AOLB/Itau Subscribers for the Co-Branded Service. If AOLB and Itau mutually agree, then AOLB would provide Itau with training and, in such case, calls would be transferred to AOLB member services only in special situations or in situations not covered in the training program; provided that if Itau assumes such customer services, it must assume the complete responsibility for customer services. Itau will reimburse AOLB for any costs associated with such transfer including, without limitation, training costs and system development costs to allow Itau to access only AOLB/Itau Subscriber information.

     . The Parties will coordinate the exchange of information that is relevant to their respective support activities.

     . Before Launch, AOLB and Itau will review customer service standards to confirm that they satisfy both AOLB and Itau.

8.  Termination

     . When an AOLB/Itau Subscriber decides to cancel the Co-Branded Service, they will be required to call the AOLB/Itau Subscriber customer service. Itau will be notified of the cancellation through not receiving billing charges for that AOLB/Itau Subscriber.

     . Through its customer retention programs, AOLB will try to retain AOLB/Itau Subscribers who call to cancel. Periodically AOLB will send to Itau statistical reports about the categories of reasons for cancellation.

     . Itau will notify AOLB if, it wishes to terminate an AOLB/Itau Subscriber that has cancelled his account with Itau and is now an Itau Customer. A message will be sent to such AOLB/Itau Subscriber informing him of the change and inviting him to migrate to the AOLB Service under one of the then-current price plans (or, at AOLB's discretion, at a discount). Such AOLB/Itau Subscribers who opt to migrate to the AOLB Service will subsequently not see the customizations unique to the Co-Branded Service (including without limitation the Co-Branded Welcome Screen, the Itau Window, the Custom Toolbar Icon and the Special Edition Finance Channel) and will access all standard features and screens of the AOLB Service without restrictions (i.e., they will no longer be considered AOLB/Itau Subscribers for the purposes of this Agreement).

9.  Performance

     9.1 General

     . AOLB will provide to Itau agreed-upon community reports detailing the online aggregated traffic patterns on the Co-Branded Service including time spent in Itau Financial Services areas. Availability of any specific report will be subject to AOLB's normal system capabilities.

     . The phone numbers listed first in the Customized Client will be for access to AOLB's fiber network, thus ensuring better performance of the Co-Branded Service. Itau acknowledges that AOLB is undertaking a project in process, although not a commitment for this Agreement, in which it would introduce local caching and local peering within Brazil to work with the release of AOLB's next major AOLB Client upgrade.

     . AOLB's international backhaul network is designed for alternating paths so, in the event of a network's outage, redundancy is planned for either in fiber or satellite.

     . Subject to and in accordance with the Agreement, Itau shall have the right to independently audit the compliance of the Co-Branded Service with the Technical Operating Plan in accordance with the auditing provision of this Agreement.

     9.2  Geographic Coverage

     . In accordance with and consistent with the Marketing Plan, AOLB will extend its current network to increase coverage. As part of the Technical Committee meetings, the parties will review the Marketing Plan's planned marketing efforts for the subsequent 90 days and mutually agree upon additional capacity needed to meet the anticipated growth in AOLB/Itau Subscribers and the timetable for obtaining the additional capacity. AOLB will then expand its network in accordance with the agreed-upon capacity requirements and schedule. Without limiting the generality of the foregoing, AOLB and Itau have agreed upon the following process:

     . Itau will provide a list of Initial Cities and its anticipated demand in each of them, as defined in the Marketing Plan.

     . Based on Itau's list and the Marketing Plan, AOLB and Itau will mutually agree upon the final network capacity and geographic expansion as well as the timeframe for implementation. The Marketing Plan will be adjusted as appropriate to be consistent with the timeframe for the agreed-upon network expansion.

10. E-mail/AIM

     . Within the Co-Branded Service, [screename]@aol.com will be provided for each AOLB/Itau Subscribers.

     . A web-based interface to the Co-Branded Service's email will be made available to all AOLB/Itau Subscribers at the same time that it is made generally available for AOLB Service subscribers.

     .    AOLB will commit to develop a customized, Co-Branded instant messenger
          (AIM) product for Itau to be used by users as a sticky application that will make it easier to access Itau and AOLB interactive sites and to acquire AOLB/Itau Subscribers. Final terms of the development of AIM will be mutually agreed upon by AOLB and Itau.

11. Operational Coordination

     . Subject to and in accordance with the Agreement, AOLB and Itau agree to appoint a Technical Committee to meet periodically to review reports, audit the performance of the Co-Branded Service and recommend specific additional actions to improve the quality of the Co-Branded Service.

                                                                Exhibit 10.13(f)

                                   EXHIBIT F

                                  FINANCE PLAN
                                  ------------

The final Finance Plan will be coordinated with the Technical Operating Plan to the extent necessary to implement the technical and implementation requirements of the below plan and final implementation of the final Finance Plan will take into consideration any technical and implementation limitations..

1.  BILLING PROCESS.

       (a) General. The Co-Branded Service will have a unique co-branded registration process, governed by the specific promo-codes tied to the registration certificates for each Customized Client, in which price plans and payment methods will be specific to AOLB/Itau Subscribers, all in accordance with the Technical Operating Plan. The Itau payment options will be: (a) direct debit from banking accounts and (b) collection documents (i.e., boletos bancarios) provided by Itau to the AOLB/Itau Subscribers. Pursuant to the Technical Operating Plan, registrants who prefer another payment method can select "Other" and be presented with the list of AOLB Service's standard payment options (excluding collection documents (i.e., boletos bancarios) provided by banks other than Itau). Itau Customers who register for the Co-Branded Service will receive free hours toward metered price plans and/or discounted price plans. These plans will be developed by Itau, in consultation with AOLB, taking into consideration technical and implementational aspects, and will be implemented by AOLB.

       (i) Free Hours Plans Charges to Itau: In accordance with this Exhibit F,
           --------------------------------
AOLB will invoice and charge Itau for, and Itau shall pay the total amount in Reais corresponding to the total number of free hours offered by Itau that are used by AOLB/Itau Subscribers. Invoiced free hours will be the aggregated sum of the minutes used by each AOLB/Itau Subscriber up to his free hour allotment. This aggregated sum will be rounded up to a whole hour.

       (ii) Itau Payment; Billing: AOLB will bill each AOLB/Itau Subscriber an
            ---------------------
amount based on the price plan selected by such AOLB/Itau Subscriber in accordance with the selected payment method. If Itau is the selected payment processor, then AOLB will provide billing information that includes applicable subscription fees and surcharges. AOLB will send daily files to Itau that will contain information regarding AOLB/Itau Subscribers as follows:

       (A) Free Hours; Discounts: For all AOLB/Itau Subscribers, AOLB will
           ---------------------
provide the following information for each account that has ended its monthly billing cycle:

          (1) Hours to be paid by Itau regarding their free hours plan(s), the amount to be paid in Reais for the free hours; and

          (2) Amounts to be paid by Itau for discounted price plans offered by Itau to Upsold Subscribers in accordance with this Finance Plan.

       (B) Usage in Excess of Free Hours by Non-Upsold Subscribers: For those
           -------------------------------------------------------
non- Upsold Subscribers who have used the Co-Branded Service in excess of the Itau-provided free hours and who have selected Itau as their payment processor, AOLB will provide the following information to Itau for each account that has ended its monthly billing cycle:

          (1) The extra hours in excess of the Itau provided free hours and the applicable amount to be paid in Reais; and

          (2) If applicable, surcharge and communications (including roaming) fees and the applicable amount to be paid in Reais.

       (C) Upsold Subscribers: For those Upsold Subscribers who have selected
           ------------------
Itau as their payment processor, AOLB will provide the following information for each account that has ended its monthly billing cycle:

          (1) If a price plan package (e.g., unlimited, 20 hours, or 10 hours) is selected, then the applicable discounted package price (determined as set forth below);

          (2) If applicable, extra minutes/hours in excess of the hours that are part of the package and the applicable amount to be paid in Reais; and

          (3) If applicable, surcharge and communications (including roaming) fees and the applicable amount value to be paid in Reais.

       (b) When an AOLB/Itau Subscriber has changed service options (including price plans in the case of Upsold Subscribers), with respect to their account payment method, termination of the account, etc., such changes will be effective beginning on the next billing cycle. For example, if the account anniversary is on the 15th of each month and a change in service options is made on the 1st of the month, this change will only be effective on the billing cycle that starts on the 16th of the month. AOLB will inform Itau, on a monthly basis, of each AOLB/Itau Subscriber that becomes an Upsold Subsriber.

(c)  Invoicing.

       (i) Invoice to Itau: AOLB agrees that Itau will not be charged during the
           ---------------
first month of any free trial period offered to Itau Customers ("Free Trial Period"), which period is described below. Thereafter, AOLB shall invoice Itau as follows:

          (A) For each month during the Free Trial Period after the first month, AOLB will invoice Itau the amount identified in Section 4(d) and 5(d) of this Exhibit.

          (B) After the end of the Free Trial Period, for each AOLB/Itau Subscriber account, AOLB will electronically invoice Itau in advance on the first day of the start of each respective AOLB/Itau Subscriber's billing cycle.

          (C) The first invoice is calculated based on the minimum usage value agreed by AOLB and Itau, as defined in Item 4(e).

          (D) Thereafter, invoices for each AOLB/Itau Subscriber will be for either the hourly usage of free plan hours or the minimum fee if there was no usage (see Item 4(e) and 5(g)). The due date will be 10 days after the invoice date.

       (ii) Invoice to Subscribers through Itau: AOLB will make available to
            -----------------------------------
AOLB/Itau Subscribers an online invoice on the first day of the paid plan, beginning after the free trial period, based on the price plan chosen by the AOLB/Itau Subscriber. If surcharges apply, they will be included on the next bill. Late payments will be charged per AOLB's then-current policy.

(d)  Collection and Payments.

       (i) If Itau is the selected billing processor, it will collect payments from each AOLB/Itau Subscriber in accordance with his or her respective billing cycle.

       (ii) For collection purposes, Itau will have to inform AOLB of the termination of the account no later than 15 days after the account due date. If an account is overdue after the 15th day and either: (i) Itau does not so inform AOLB, or (ii) Itau informs AOLB but requests that AOLB not terminate the account, then Itau will be responsible to pay the amount due, without any penalties or interest rates related to the late payment, and the corresponding AOLB/Itau Subscriber will be taken off the price plan package and revert to the original Itau free hours offer, unless Itau agrees to cover any future non-payment of the price plan package.

       (iii) Itau will within 10 days of invoice date transfer to AOLB payments associated with free plans and discounts payable by Itau.

2. PAYMENT RESPONSIBILITIES. AOLB and Itau will share payment responsibilities as follows:

       (a) Itau will guarantee to AOLB the payment a number of free hours offered by Itau to AOLB/Itau Subscribers as determined in the Agreement that are actually used by AOLB/Itau Subscriber. If the free hours are not used (i.e., if inactive), then Itau will pay to AOLB the minimum price for inactive AOLB/Itau Subscribers pursuant to Section 4(e) and 5(g). Itau will also guarantee AOLB the payment of any amounts that are discounts to AOLB price plan packages offered to AOLB/Itau Subscribers by Itau as provided herein.

       (b) AOLB/Itau Subscribers who elect to be upsold to a paid plan such as 10 hours, 20 hours, unlimited, etc. (i.e., Upsold Subscribers) will pay [*]. For example, if an AOLB/Itau Subscriber decides to upgrade from a 5 hours free plan to a 10 hours paid plan, then the cost of the package for the customer will be [*]. The costs to be covered by Itau in the upgrade plans offered AOLB/Itau Subscribers may range from a nominal discount to the cost of free hours paid by Itau before the upgrade. In all cases, upgraded price plans for the Co-Branded Service will be offered at a discount (either a discounted price or free hours paid by Itau) to Itau Customers.

       (c) In addition to paragraph (b) above, AOLB/Itau Subscribers will pay for surcharges, including roaming fees, and for additional hours used over the free hours paid by Itau or free hours in a selected price plans, as applicable.

3.  COSTS STRUCTURE CHANGES AND NEW TECHNOLOGIES

       (a) Whenever there are significant changes in costs that affect the [*]-hour and best selling price plan packages due to cost variations or the use of new technologies that change the cost structure of the Co-Branded Service or due to exchange rate variations or inflationary pressures, AOLB and Itau agree to set up a dedicated meeting to review in good faith the terms of the cost components of this Agreement and make equitable adjustments.

       (b) For future new technologies or distribution channels, AOLB and Itau will agree on a methodology for determining a new cost structure that will be, at a minimum, consistent with the principles explained in this Agreement.

4.  CONDITIONS FOR FIRST AND SECOND YEAR OF THE AGREEMENT.

       (a) Basic Prices. For the first and second Anniversary Years of the Agreement, Itau and AOLB agree on the following price structure to define the free hours and prices to be paid by Itau:

          (i) For free hours offered by Itau up to 10 hours, Itau will pay AOLB a price per hour as follows:

                                                  [*]

              [*]                 ------------------------------------
                                                  [*]

          (A) [*]

          (B) [*]

          (C) Notwithstanding paragraph (B), in the event of significant changes due to cost variations or the use of new technologies that change the cost structure of the Co-Branded Service, the parties will make equitable adjustments in accordance with Section 3(a) to the price per hour charged to Itau without regard to the cap on charges.

       (ii) [*]

       (b) Price for additional hour usage above Free Hour Plan. The price for the usage of additional hours above the free hour plan will be R$ 2.95 and will be charged to AOLB/Itau Subscribers. This price can be changed, up or down, at AOLB's discretion. This additional hour charge will be disclosed to AOLB/Itau Subscribers in accordance with the Technical Operating Plan.

       (c) Payment of Free Hours under the Paid Plan.

          (i) When an AOLB/Itau Subscriber elects to be Upsold to a paid plan package (i.e., Upsold Subscribers), the free hours charged to Itau will only include the cost of ports, hosting and taxes, and at AOLB's sole discretion, the costs of member services (call center) and general and administrative expenses (G&A) will either be: (y) passed on to the AOLB/Itau Subscriber in the price of the selected package or (z) absorbed by AOLB. With respect to a price plan package offered to AOLB/Itau Subscribers who are not Upsold Subscribers, Itau will decide how many free hours it will offer to AOLB/Itau Subscribers or how much of a discount it will subsidize. With respect to Upsold Subscribers, upon mutual agreement of AOLB and Itau, the Upsold Subscriber may be charged more in order to reduce the cost burden to Itau or AOLB (to the extent that AOLB absorbs the costs of member services and G&A). Further, AOLB and Itau will equitably adjust the price of packages to Upsold Subscribers in the event of a reduction or increase in the market price of a particular plan(s), as determined by AOLB in its sole discretion. Notwithstanding anything contained herein, AOLB/Itau Subscribers will always have a more advantageous price versus the market and Itau will pay AOLB the following:

          (A) If the AOLB/Itau Subscriber becomes an Upsold Subscriber of a price plan package other than the unlimited price plan, then the package will be discounted by the number of free hours that Itau is willing to pay ("Itau Free Hours") as follows:

     [*]

For example, [*].

          (B) If the AOLB/Itau Subscriber becomes an Upsold Subscriber of the unlimited price plan package, then the package will be discounted by a direct Itau subsidy determined by Itau at its sole discretion, and the price to the AOLB/Itau Subscriber will be:

     Market Price minus amount of subsidy paid by Itau.
                  -----

The cost to Itau will be the total amount it has offered to subsidize the Upsold Subscriber's price plan package (without regard to actual usage). For example, if Itau offers an AOLB/Itau Subsciber the unlimited price plan (priced at R$ 24,95) at a R$5 subsidized discount, then the AOLB/Itau Subscriber will pay AOLB R$ 19,95 and Itau will pay AOLB R$ 5 (without regard to actual usage).

       (ii) AOLB and Itau agree that the price per hour charged to Itau for free hours offered to AOLB/Itau Subscribers will be adjusted for Upsold Subscribers to R$ 0,85 per hour (an amount equal to the [*]). Notwithstanding the foregoing, in the event of significant changes due to cost variations or the use of new technologies that change the cost structure of the Co- Branded Service, AOLB and Itau will in accordance with Section 3 make equitable adjustments to the price per hour charged to Itau without regard to the cap on charges.

(d)  Free Trial Period.

       (i) First Year. Subject to paragraph (iii), Itau and AOLB agree to a four
           ----------
(4) months free trial period offered to Itau Customers during the first Anniversary Year, with Itau paying the following costs:

          (A) First Month of Free Trial Period: No cost for Itau.
              --------------------------------

          (B) Second, Third and Fourth Months of Free Trial Period. Itau will
              ----------------------------------------------------
pay AOLB of the greater of: (1) [*] (the inactive AOLB/Itau Subscriber fee) and
(2) the amount Itau pays for actual usage capped [*] for each AOLB/Itau Subscriber, determined in accordance with this Section 4.

       (ii) Second Year. Subject to paragraph (iii), Itau and AOLB agree to a
            ------------
three (3) months free trial period offered to Itau Customers during the second Anniversary Year with Itau paying the following costs:

          (A) First month of Free Trial Period: No cost for Itau
              --------------------------------

          (B) Second and Third Months of Free Trial Period. Itau will pay AOLB
              --------------------------------------------
the price of the greater of: (1) [*] (the inactive AOLB/Itau Subscriber fee) and
(2) the amount Itau pays for actual usage of free hours of non-Upsold Subscribers capped [*] for each AOLB/Itau Subscriber, determined in accordance with this Section 4.

       (iii) MFN on Free Trial Period. During the first and second Anniversary
             -------------------------
Years pursuant to Section 2.1.5 of the Agreement, AOLB agrees that Itau Customers that register for the Co-Branded Service shall receive the benefit of any more favorable then-available free trial period offers from AOLB (e.g., first six months free to customers of a particular Financial Institution or other Person) other than offers extended by AOLB (alone or in conjunction with other Persons) to classes of consumers based on their social needs or charitable purpose, such as schools, school children, handicapped consumers and underprivileged consumers.

       (e) Minimum Price per Inactive Subscriber. Each month for each AOLB/Itau Subscriber (other than during any months of any free trial period), Itau shall pay to AOLB a minimum charge of [*] per inactive AOLB/Itau Subscriber. This value was determined based on an Itau protection time agreed to be [*]. Itau acknowledges that in the event the Itau protection time is insufficient to cover the network capacity needs of the inactive AOLB/Itau Subscribers, the provision of network services by AOLB may be adversely impacted and AOLB will be relieved of the performance standards applicable to network services and will not be responsible for any consequences of the resulting impact to Itau to the extent that it is so impacted.

5.  CONDITIONS FOR THE REMAINDER OF THE TERM AFTER SECOND
YEAR

       (a) Basic Prices. AOLB and Itau agree to renegotiate in good faith the cost allocations at end of the second Anniversary Year. AOLB and Itau desire to agree upon a flat fee per hour. The principle for such negotiations shall be based on the jointly-developed formula process with true-ups according to the cost definitions detailed below. However, if AOLB and Itau cannot agree upon the flat fee, the charge to Itau will be the lower of: (i) the costs consistent with components paid during the first two Anniversary Years and based on the cost definitions provided in paragraphs (b) through (g) below, and (ii) for free hours offered by Itau up to [*], the cost per hour, as calculated by taking the market price that AOLB charges its general subscribers for a [*] plan and dividing it [*] as provided in paragraph (h) below, free hours offered by Itau in excess of [*], the market price in accordance with Section 4(b)(ii), and the other fees payable during the first two Anniversary Years (e.g., fees associated with the free trial period and inactive AOLB/Itau Subscribers).

       (b) Price for additional hour usage above Free Hour Plan. Price for the use of additional hours above the free hour plan will be [*] and will be charged to AOLB/Itau Subscribers. This price can be changed, up or down, in AOLB's sole discretion.

       (c) Payment of Free Hours Under the Paid Plan. When an AOLB/Itau Subscriber decides to upgrade to a paid plan, Itau will be charged only for the costs of ports, hosting costs plus taxes. Member service (call center) and administrative cost will be covered by the AOLB/Itau Subscriber.

       (d) Free Trial Period.

          (i) After Second Year. Subject to paragraph (ii), after the second
              -----------------
Anniversary Year, AOLB and Itau will agree upon the number of months for the free trial period to be offered with the Co-Branded Service and the cost sharing. Subject to paragraph (ii), in the event that AOLB and Itau do not agree on the number of free months for the free trial period, the free trial period will be the free trial period generally offered by AOLB in the marketplace and, unless AOLB does not offer any free trial period, Itau will not be charged for the first month of the free trial period, and will pay AOLB the greater of the price of [*].

          (ii) MFN on Free Trial Period. After the second Anniversary Year
               -------------------------
pursuant to Section 2.1.5 of the Agreement, AOLB agrees that Itau Customers that register for the Co-Branded Service shall receive the benefit of any more favorable then-available free trial period offers from AOLB (e.g., first six months free to customers of a particular Financial Institution or other Person) other than offers extended by AOLB (alone or in conjunction with other Persons) to classes of consumers based on their social needs or charitable purpose, such as schools, school children, handicapped consumers and underprivileged consumers.

       (e) Cost Components. The following are the costs components associated with the delivery of the AOLB/Itau co-branded services:

       o network (R$/hours)
       o member service (R$/Call)
       o administrative expenses
       o indirect taxes (ISS and Pis/Cofins)

In order to achieve an equitable share of such costs, in case of cost increasing an decreasing, AOLB and Itau will periodically review the cost structure (see item 5(f)).

       (i) Cost Definition for Free Hours Plans - Active Subscriber. The
           --------------------------------------------------------
following formula describes the general methodology to be applied for the calculation of the total amount of costs for the active AOLB/Itau Subscriber base:

     Total Free Plan Costs = [*]

          (A) Total Network Costs: All costs related to the IP access network,
              --------------------
with access ports and hosting as the main components. Calculation will be based on cost per hour used by an AOLB/Itau Subscribers. This cost will be charged monthly as follows:

     Total Network Costs = [*]

     Port Costs = [*]

     Port Cost / hour =   [*]
                    ------------------------- times ----------------------------
                          [*]

       (1) [*]
       (2) [*]
       (3) [*]

     Total Actual Hours Used = [*]

     Hosting Costs = [*]

     (4[*].

          (B) Member Service Costs (Call-Center): All costs directly related to
              ----------------------------------
the call center for AOLB/Itau Subscribers, with toll-free numbers and human resources costs as the main components. The cost will be charged monthly as follows:

     Total Call Center Costs = [*]  times [*]
                                    -----

     (5)  Cost Per Call =   [*]
                            ----------------------------------------------------
                            [*]

       (6)  Representative Costs = [*]
       (7)  Toll-free Costs = [*]
       (8)  Depreciation Costs - [*]
       (9)  ACT = [*]

          (C) G&A (General and Administrative) Expenses: Applicable
              ------------------------------------------
Administrative Expenses will be calculated as follows:

     G&A Expenses Percentage = [*]

     AOLB believes that the G&A Expenses Percentage will decrease over time and agrees to cap it at [*] for purposes of calculating Total Costs per Active Subscriber


          (D) Indirect Taxes: All indirect taxes applicable to the payment from
              ---------------
Itau to AOLB. These taxes are ISS,PIS, and Cofins.

       (f) Semester True-ups. Both AOLB and Itau agree to disclose relevant information regarding the costs that are being defined in this Finance Plan and the Agreement and that are charged to Itau. In the event that AOLB and Itau do not agree upon a flat fee as provided above, AOLB and Itau will "true up" the costs as follows:

       (i) The true-up meeting will take place every six (6) months and will be held to review the costs and network overcapacity contemplated in Section 5(e)(i)(A) above.

       (ii) Any amounts paid by Itau that exceeded the actual costs will be fully reimbursed by AOLB to Itau.

       (iii) Any amounts underestimated and unrecovered by AOLB (i.e., underpaid by Itau) will be fully reimbursed by Itau to AOLB.

       (g) Minimum Cost per Inactive Subscriber The costs associated with an inactive AOLB/Itau Subscriber will be calculated as follows :

     Cost for Inactive AOLB/Itau Subscriber = [*] times [*]
                                                  -----

     (1) [*]
                       ----------------------
                       [*]

     Itau Protection Time - agreed to be 15 minutes - 1/4 hour. This number will be revised in the true-up meetings and must be higher than zero minutes.

       (h) Maximum Cost Per Hour / Free Plan. The cost per hour charged to Itau for the free plans will not exceed the market price that AOLB charges its subscribers for [*].

The following formula describes the methodology to determine the equivalent Itau cost per hour to be compared to the price list cost per hour :

     Itau Cost per Hour = [*]
     (1) Call-Center Cost / hour = [*]
                                   ---------------------------------------------
                                   [*]

                                 [*]
                                 -----------------------------------------------
                                 [*]

Price List Cost per hour

Unless the parties agree to a flat hourly price, if in a given month, the Itau cost per hour is higher than market price list cost per hour under the [*], then Itau will be charged for the market price cost per hour under the [*], provided that in such circumstance Itau will pay the market price of offers in excess [*].

                                  EXHIBIT G-1

                          LAUNCH PERFORMANCE CRITERIA
                          ---------------------------


AOLB and Itau hereby agree to the following criteria for the certification that the Customized Client and the Co-Branded Service is ready for Launch:

(1)  Quality Assurance. Subject to and in accordance with the audit provisions
     -----------------
of the Agreement: (i) AOLB Quality Assurance will evaluate and certify that the performance of the AOLB Service meets AOLB's quality standards and Itau will have the right to audit the standards and the AOLB Service's compliance therewith, and (ii) Itau shall have the right to independently audit the compliance of the Co-Branded Service with the Launch Performance Criteria. .

(2)  Launch Criteria
     ---------------

          .    Connectivity test
               -----------------
               Prior to the Launch of the Co-Branded Service in each Initial City and each other city in which AOLB and Itau agree to Launch the Co-Branded Service, AOLB shall conduct connectivity testing with respect to such city for approximately six (6) days. The target for Launch will be:

                    (a)  [*]and
                    (b)  [*]

All tests will be made using digital direct lines to simulate the customer experience.


          .    Service customizations
               -----------------------
               Before the Launch Date, Itau will have the right to test and confirm that each of the following functions of the Co-Branded Service is working as specified in the Technical Operating Plan:

          (a)  Co-Branded Welcome Screen
          (b)  Itau Window
          (c)  Itau Keywords
          (d)  Custom Toolbar Icon
          (e)  Itau Pre-programmed Sign-on Pop-up

          .    Perform tests to confirm that Itau web pages appear
               ---------------------------------------------------
     Before the Launch Date, Itau will have the right to test and confirm:

          a) that the Co-Branded Welcome Screen appears upon accessing the Co-Branded Service;

                                     G1-1

          b) that the pages of the Linked Interactive Sites appear during navigation of the Co-Branded Service.

          .    Customer Registration Process
               ------------------------------
               Before the Launch Date Itau will have the right to confirm that the registration process as agreed between AOLB and Itau works as specified in the Technical Operating Plan.

          .    Client Customizations
               ---------------------

          a)        Make sure the Custom Toolbar Icon appears in the Customized
                    Client.

          b) Make sure Custom Toolbar Icon executes the appropriate link when "clicked."

          c) Make sure the titlebar of the Customized Client has the proper title text.

                                     G1-1

                                  EXHIBIT G-2

                               CONNECTIVITY TEST



     .    Connectivity test
          -----------------

          Prior to the Launch of the Co-Branded Service in each Initial City and each other city in which AOLB and Itau agree to Launch the Co-Branded Service, AOLB shall conduct connectivity testing with respect to such city for approximately six (6) days. The target for Launch will be:

               (c)  [*]; and
               (d)  [*].

All tests will be made using digital direct lines to simulate the customer experience.

                                     G2-1

                                   EXHIBIT H

                           AOLB DESIGNATED ENTITIES
                           ------------------------


1.  [*]

2.  [*]

3.  [*]

4.  [*]

5.  [*]

                                   EXHIBIT I

                          Earned Percentage Schedule
                          --------------------------

1. On the first Anniversary Date the following percentage shall be considered earned:

     (a) If there are 250,000 or less Verified Members: 2% multiplied by a fraction the numerator of which is the actual number of Verified Members and the denominator of which is 250,000.

     (b) If there are more than 250,000 but less than or equal to 500,000 Verified Members, (i) 2%, plus (ii) 3% multiplied by a fraction the numerator of which is the excess of the actual number of Verified Members over 250,000, and the denominator of which is 250,000.

     (c) If there are more than 500,000 Verified Members, (i) 5%, plus (ii) 2% multiplied by a fraction (but not greater than 1) the numerator of which is the excess of the actual number of Verified Members over 500,000, and the denominator of which is 500,000, plus (iii) a "Special Additional Percentage" equal to 1% multiplied by a fraction (but not greater than 1) the numerator of which is the excess of the actual number of Verified Members over 500,000, and the denominator of which is 500,000.

2. On the second Anniversary Date, the following additional percentage (but not less than 0) shall be considered earned:

     (a) If there are 250,000 or less Verified Members: no additional percentages.

     (b) If there are more than 250,000 but less than or equal to 500,000 Verified Members: (i) 3% multiplied by a fraction the numerator of which is the actual number of such Verified Members in excess of 250,000, and the denominator of which is 250,000, less (ii) the excess (if any) of the percentage earned pursuant to paragraph 1 over 2%.

     (c) If there are more than 500,000 Verified Members, (i) 3%, plus (ii) a "Special Additional Percentage" equal to 1% multiplied by a fraction (but not greater than 1), the numerator of which is the excess of the actual number of Verified Members over 500,000, and the denominator of which is 500,000, less (iii) the excess (if any) of the percentage earned pursuant to paragraph 1 over 2%.

For the following Sections of this Exhibit I, the "Second Year Anticipation Percentage" means a percentage equal to 2% multiplied by a fraction (but not greater than 1) the numerator of which is the excess of the actual number of Verified Members over 500,000 on the second Anniversary Date, and the denominator of which is 500,000.

3. On the third Anniversary Date, the following additional percentage shall be considered earned: (a) the Second Year Anticipation Percentage multiplied by 0.40, plus (b) the Reference Percentage for the third Anniversary Date multiplied by the Third Anniversary Percentage. As used herein, "Third Anniversary Percentage" shall be 0.4, multiplied by the result of (i) 5% less
(ii) the Second Year Anticipation Percentage.

4. On the fourth Anniversary Date, the following additional percentage shall be considered earned:

     (a)  (i) The Second Year Anticipation Percentage multiplied by 0.40, plus
          (ii) the Reference Percentage for the fourth Anniversary Date multiplied by the Fourth Anniversary Percentage, where the "Fourth Anniversary Percentage" shall be 0.4, multiplied by the result of (i) 5% less (ii) the Second Year Anticipation Percentage.

     (b) If there are more than 1,000,000 Verified Members, (i) a "Special Additional Percentage" equal to 1% multiplied by a fraction (but not greater than 1) the numerator of which is the excess of the actual number of Verified Members over 1,000,000, and the denominator of which is 1,000,000.

5. On the fifth Anniversary Date, the following additional percentage shall be considered earned: (i) the Second Year Anticipation Percentage multiplied by 0.2, plus (ii) the Reference Percentage for the fifth Anniversary Date multiplied by the Fifth Anniversary Percentage. As used herein the "Fifth Anniversary Percentage" shall be 0.2, multiplied by the result of (i) 5% less (ii) the Second Year Anticipation Percentage.

                                   EXHIBIT J

                                  TEST CITIES
                                  -----------

1.  SAO PAULO
2.  RIO DE JANEIRO
3.  SALVADOR
4.  BELO HORIZONTE
5.  FORTALEZA
6.  BRASILIA
7.  CURITIBA
8.  RECIFE
9.  PORTO ALEGRE
10. CAMPINAS

                                   EXHIBIT K

                  SPECIAL EDITION FINANCE CHANNEL SCREEN SHOT
                  -------------------------------------------

                                   EXHIBIT L

                                TERMS OF SERVICE
                                ----------------

AOL BRASIL SERVICE SUBSCRIPTION AGREEMENT

The Subscriber Agreement of AOL Brasil Ltda. ("AOL") is a legal document that describes your rights and obligations as a subscriber to AOL Brasil services. You may not become an AOL subscriber until you have accepted the terms of the Subscriber Agreement. The Subscriber Agreement provides important information about your AOL subscription. Therefore, you should take time to read and understand this document. If you have any questions about the Subscriber Agreement, or about your rights and responsibilities as an AOL subscriber, please contact us using the keyword CDS, or by e-mail, clicking here. You should also take time to look over the AOL Privacy Policy and the AOL Community Guidelines, which reflect current AOL policies. The Internet and online community are changing rapidly, and since AOL technology and business continues to evolve, those policies may have to be updated or revised. Since the Privacy Policy and Community Guidelines may change, you must regularly use the keyword "CDS" to get the updated versions.

For the same reasons, it may be necessary for AOL to update or revise the Subscriber Agreement. When you subscribe to AOL Brasil services, and accept the Subscriber Agreement, you are agreeing that AOL may change the terms of this Subscriber Agreement. If AOL makes substantial modifications or revisions to the Subscriber Agreement, we will send you notification 30 (thirty) days in advance. If you do not agree with the changes proposed by AOL, or any of the terms of this Subscriber Agreement, your only option will be to cancel your AOL subscription.

1. THE PRINCIPLES OF YOUR AOL SUBSCRIPTION

The Subscriber Agreement represents your entire Agreement with AOL, and governs the use of AOL Internet service. Additional terms and conditions may exist if you use related services, such as our international areas, other AOL services or products such as AOL Instant Messenger service, or third-party software or services. In order to access AOL service, you must accept the terms of this Agreement and the AOL Community Guidelines. In order to be an AOL subscriber, you must be above 18 (eighteen) years of age. If you not yet 18 (eighteen) years old, you may still use AOL services only if the account was created and registered by your parents or legal guardians. Since we offer free trial periods, we reserve the right to limit free periods to one per each subscriber. You also agree to provide AOL true and correct information during the AOL registration process, as well as any changes in your account registration information that may occur later. When you accept this Agreement and complete the AOL registration process, you become the holder of a "main primary account," and AOL provides you with a non-exclusive limited license within the terms of your subscription to use the Screen Name you select for your "main primary account." Your Screen Name is your online identity, and also serves as your e-mail address. You may not use a Screen Name that is already used by someone else or use a vulgar Screen Name. The Screen Name may not be used in any way that violates other parts of the Subscriber Agreement or the Community Guidelines. AOL also permits you to create additional "sub-accounts" with Screen Names of your choice, and also permits you to indicate several sub-account Screen Names as "additional primary account(s)." The primary account Screen Names have access to aspects of online account administration such as payment and parental control, but must not be used by anyone under 18 (eighteen) year of age. As holder of a main primary account, you are liable for all activity on your account and on anyone the sub-accounts (including other indicated primary accounts), and guarantee that all activity on your account comply with the Community Guidelines. Violations or warnings credited to any of these sub-accounts may result in the termination of your AOL subscription. If any violations are made by your sub-accounts, or if they receive warnings, you will be notified to all Screen Names of your primary account. From time to time, you may also receive important notices about your subscription that may not be provided to the sub-accounts. However, it is important that you regularly check your primary account's mailbox(es). Since you become liable for all use of your account, you must supervise any use of your account or sub-accounts by other persons. This is especially important when children use the service; children have greater online safety, and their online experiences will be better under adult supervision. AOL furnishes you with parental controls to help you administer the content and items that your children may access online. AOL advises you to create a separate sub-account and Screen Name for each child using your account, and to carefully select the parental controls that are compatible with the maturity of each child. You may use your primary account(s) to set up parental controls for your sub-accounts, and may obtain additional detailed information with the keyword "Parental Control [Controle dos Pais]." Your password is the key that permits access to your account. It is very important that you do not reveal your password to other users, and AOL will never know your password. You agree not to reveal your password to any other users, and agree to indemnify AOL for any improper or illegal use of your account. This includes the illegal or improper use made by someone to whom you have given permission to use your account or any of your sub-accounts. Your account carries risks if you let someone use it improperly. If your subscription is canceled for having violated this Agreement or the Community Guidelines, it will be necessary to obtain AOL's express consent before you can use AOL service again.

2. RATES, PAYMENTS AND FREE TRIAL PERIOD

AOL permits you to choose between two payment methods: credit card and bank transfer.

If you choose the credit card option, you must keep the following facts in mind: the credit card holder must be the same as the account holder; the credit card must not have expired; no blocked credit cards will be accepted; during the subscription process, for your own security the credit card presented will be checked to make sure it is valid. This check is made through a pre-authorization procedure in the amount of US$10.00. Note: this pre-authorization WILL NOT BE CHARGED to the client, that is, the pre-authorization will be made without generating any costs or payments to the client. This pre-authorization will automatically be deleted from the system if AOL does not confirm a charge for the aforementioned amount. The deadline for the automatic elimination of the pre-authorization is stipulated by the administrator of your credit card. IMPORTANT: This pre-authorization will check your credit card limit, but will not be charged on your statement. If the method chosen is by bank transfer, you must keep the following facts in mind: the user must not have any outstanding credit debt (SPC and Serasa) [credit reporting bureaus], and the address must be valid (as well as one of your telephones). Under both payment methods you must enter the following identification information in the payment area to complete your file: CPF [Cadastro de Pessoas Fisicas - Registry of Natural Persons, like Social Security] and RG [Registro Geral - Identity No.] and Date of Birth in the event you register as an individual, and only the CNPJ [Tax ID No.] in the event you register your company information. In this case, you must enter the Company Name instead of a personal name. If these pieces of information are not provided within 3 (three) days, AOL reserves the right to suspend your account. AOL reserves the right to change the rates or payment methods at any time, and AOL will send out notification of any changes 30 (thirty) days in advance pursuant to the same method described above for changes to the Subscriber Agreement. Responses to various general payment questions may be found by selecting "Accounts and Payment [Contas e Cobranca]" or the keyword "SUBSCRIBER SERVICES [SERVICO AO ASSINANTE]" followed by the keyword "PAYMENT [COBRANCA]," or by contacting a Subscriber Services representative. If you do not accept the changes to our rates or payment methods, you may cancel your subscription at any time, but AOL will not reimburse any part of the remaining monthly charge when you cancel your subscription. If you joined AOL for a trial period, you must understand that your free period starts when you log on to AOL for the first time, and you must cancel your account before the end of the trial period to avoid a subscription charge. As holder of the main primary account, you are liable for all charges incurred, including applicable taxes and purchases made by you or anyone else who you permit to use your account or sub-accounts, including your children, other family members or friends. This means that unless your account information, personal or credit card data have been obtained illegally or fraudulently by someone else who is not authorized to use your account, you will be liable for the use and purchases made through your account or sub-accounts. AOL has an extensive network of access numbers for the entire country, but it is still possible that the closest AOL access number may be a long-distance call, or a toll call from where you place the call. You are liable for any telephone expenditures made to establish contact with AOL. Since you are liable for these charges, you must contact with your local operator if you want to know whether the AOL access number constitutes a long distance or toll call. If you have other questions about access numbers, check keyword "ACCESS [ACCESSO]." It is important to note that you may incur long-distance charges, toll charges or access fees even during your trial period. The local operator will charge for them independent of whether access to AOL services has been completed. There may be additional charges to access certain AOL premium content services. AOL will inform you of any additional charges before you enter the premium area. You are liable for any charges related to premium content incurred by use of your account (including sub-accounts), and these charges even apply during the free trial period. AOL Parental Control permits you to block access by sub-accounts to premium or surcharged content. For more information, go to keyword "PARENTAL CONTROL [CONTROLE DOS PAIS]." Some websites have separate charges that are not included in the cost of your AOL subscription. AOL provides access to a large number of providers who offer content, goods and/or services on AOL or over the Internet. You are liable for any separate charges or obligations contracted by you in negotiations with third parties, and they are not part of your AOL subscription charges. According to our payment plan, we will debit the monthly subscription amount to the credit card that you have chosen, or through a bank transfer, but certain charges may accumulate on your account before they are debited. In selecting this payment option and providing AOL information about your bank account, you will be authorizing AOL to debit your checking account for charges to the AOL for use of the services. Every time you use AOL, you are reaffirming that AOL is authorized to debit your account (credit card or Bank Transfer). You also agree to authorize AOL either to charge online purchases to the credit card that you provided AOL when you subscribed, or your bank account, if you choose this option during registration. In the event of overdue payments for the monthly subscription charge, AOL reserves the right to charge a penalty of 10% on the amount to be charged, based on the IGP-DI or other index that may replace it, incurring late interest charges of 1% per month. After 15 (fifteen) days of non-payment, AOL reserves the right to block your account, and reactivate it only upon payment. You are liable for any charges, including attorney's fees and collection charges that AOL must incur in its efforts to collected remaining balances. You also agree that any outstanding balances will be charged and paid if you cancel your subscription, or if it is canceled. You must inform us about any payment problems or discrepancies within a period of 90 (ninety) days after they appear on your account statement for the first time.

3. ONLINE CONDUCT AND CONTENT

By content, we mean text, links, software, communication and publishing tools, images, animation, video, sons, data and other information furnished online. The major portion of AOL service content is provided under license by AOL Brasil for our subscribers, associates or independent content providers. In general, AOL does not pre-select the content made available on AOL services that was not created by AOL. AOL does not endorse or assume any responsibility for any content provided by third parties. AOL retains the right to remove content it deems incompatible with its standards, or which does not correspond to current AOL Community Guidelines. However, AOL is not liable for any error or delay in removing such material. It should be remembered that AOL is not liable for content available over the Internet, and we reserve the right to block access to any area of the Internet containing legal or offensive content, or which may be used for illegal or defamatory purposes against AOL or its subscribers. One of the most exciting aspects of this medium is that individual subscribers can create their own content and express their own opinions. AOL encourages subscribers to participate and express their points of view, because this is what changes their interactive experience. It is also important to remember that there are rules and standards that you must accept as an AOL subscriber. These rules and standards are described in the Community Guidelines. As an AOL subscriber, you agree to abide by the AOL Community Guidelines, and recognize that AOL has the right to strengthen them at its own expense. This means that if you, or anyone else using your account, violates the AOL Community Guidelines, AOL may take measures against your account. Such measures can go from mailed notification referring to the violation, to cancellation of your subscription by AOL, with previous notice. In addition to this, as an AOL subscriber, you may have access to other AOL-brand services, such as AOL Instant Messenger service and br.aol.com, as these are available both to AOL subscribers as to other Internet users. When using these AOL-brand services, your conduct is subject to this Subscriber Agreement. However, individuals who are not AOL subscribers, but who use these services, are not subject to this Subscriber Agreement, and therefore, you understand that these other users may not follow the same rules and standards. Due to the nature of constant changes taking place on the Internet and in online services, the AOL Community Guidelines may change at any time. You can always find the most recent version of the AOL Community Guidelines at keyword CDS. A large amount of unsolicited e-mail [sic]. Your AOL subscription permits you to send email to AOL subscribers and Internet users, and to receive e-mail from subscribers and users. This does not mean that you may use AOL to sent out large amounts of unsolicited e-mail or undesirable e-mail. Information about large amount of unsolicited e-mail may be found at the keyword "E-MAIL CONTROL [CONTROLE DE E-

MAIL]." Your AOL subscription is the authorization to use e-mail services. AOL does not permit you to send large amounts of unsolicited e-mail, or to pretend that such e-mail was sent by someone else. You must not use the Subscriber Directory or other area of AOL to obtain or collect information, including Screen Names, about AOL subscribers. The use of such information for the purpose of sending large amounts of unsolicited e-mail is strictly prohibited. Any violation of these rules may result in the immediate cancellation of your AOL account and subsequent legal action. If you receive an undesirable e-mail, and wish to report it, use the Send button on the e-mail screen, and send the message to TOS Spam. AOL also reserves the right to resort to any and all technical and legal means to prevent large amounts of e-mail from entering, sent through, and remaining on the AOL network. AOL exclusive property rights and AOL licensees have copyright, registered mark and other intellectual property rights to content found on AOL services. AOL also possesses copyright and registered mark rights to AOL design and structure, or "look and feel," as well as to the compilation of content placed at its disposition on its services. It is very easy to copy this content in cyberspace; however, this does mean that that is acceptable or legal. Any content that you upload or download by using the service must be authorized. This means that you must have the legal right to upload and download content. You must not copy, transmit, modify, distribute, publicly display or perform, or create anything originating from content that you have found on AOL without possessing the legal right to do so. If you make unauthorized copies of any content found on AOL, your AOL account may be cancelled, and you could be subject to legal action, in addition to the cancellation of your subscription. In addition, other content providers may initiate criminal or civil proceedings against you. Under these circumstances, you agree not to hold AOL, its subsidiaries, associates, relating companies, employees, managers, directors or agents liable for your acts. If you believe that a particular creation of yours has been copied or is accessible on the service in a way that constitutes a violation of copyright, you may notify us of this fact, using keyword NOTIFY AOL [NOTIFICAR A AOL], and follow the instructions described there. If appropriate, fill out a copyright violation complaint form. It should be remembered that there are certain areas of AOL that are publicly accessible to other subscribers, i.e. boards, chat rooms, forums, subscriber web pages and the subscriber directory. When sending and placing content in these areas, you are accepting that you are the owner of such material or are authorized to distribute it. You must re-read the Guidelines inserted in all public areas of the services to be certain that you understood how this Agreement applies to that area. When placing content on AOL, you concede to AOL the right to use, reproduce, exhibit, perform, adapt, modify, distribute and promote the content of any form and in any place.

4. AOL SOFTWARE USAGE LICENSES

AOL grants you a non-exclusive and limited license to use our access software and other software tools that we make available to you in assisting you to view and publish content, communicate and perform other functions on or through the services. You agree to use all such software according to the rules. You may not sublicense or rent software, or charge others for the use of the software or for access to our services, without receiving written permission from AOL. We periodically provide automatic updates to improve your online experience, and we use virus verification technology to assist in protecting our network and subscribers. For your security, AOL reserves the right to disconnect (logoff) accounts of users that are inactive for a specific period of time during their access, and we prohibit the use of tools that disables AOL's means of disconnecting accounts. If you have been disconnected, just become reconnected. This limited license permits you to use AOL software to connect to AOL from authorized locations pursuant to this Agreement. The license is subject to restriction, such that you may not translate, do reverse manipulation, disassemble, take apart or do other related activity with any software provided by AOL without the express permission of AOL. You may not modify AOL software, nor use it in any way expressly prohibited by this Agreement. You understand that the introduction by AOL of various technologies may not work when running all platforms, and that some media offered by AOL may vary, depending on you computer and other hardware.

5. GUARANTY

The subscriber expressly agrees that the use of AOL Brasil services, AOL Brasil software, and of the Internet is the sole responsibility of the subscriber. AOL Brasil services, AOL Brasil software, AOL products, third-party virus verification technology and the Internet are offered "as is" and "as available" for your use, without any guaranties whatsoever, either explicit or implicit, unless such guaranties are legally prevented from being excluded. AOL Brasil provides AOL services under appropriate commercial terms, and does not guarantee that subscribers may access or use the service at the time and local chosen, or that AOL will have adequate capacity for all services in any geographic area. The total liability of AOL and its legal action with regard to the use of any software provided or used by AOL must be the replacement of any AOL software that is damaged. Your only and exclusive action for any other dispute with AOL is the cancellation of your account, as described hereinafter in section 7. Under no circumstances will AOL be liable for damage resulting from use by the subscriber of AOL, the Internet, or for any other claim related to your subscription to AOL. AOL does not endorse or guarantee any product or service offered through AOL service, and shall not be party nor in any manner liable for monitoring any transaction between you and the company that is the provider of products and services.

6. INDEMNITY

Upon request from AOL Brasil you herewith agree to defend, indemnify and hold harmless AOL Brasil and its subsidiaries, affiliates, employees, contractors, managers, directors, providers of telecommunications and suppliers of contents in connection with any and all responsibility, claim or expense, including legal fees, as may be incurred from the violation of this Subscription Agreement for which you are responsible, or deriving from the use of AOL Brasil or Internet services, or in connection with your transmission of any Content through AOL. AOL Brasil reserves the right to assume the defense and exclusive control of any complaints, claims, proceedings in or out of court, at its own expense, with the exception of those for which indemnity has been claimed directly from the subscriber, in which case the subscriber shall have no obligation whatsoever to compensate AOL.

7. RESCISSION AND CANCELLATION

Both you and AOL Brasil may rescind or cancel your subscription at any time. You understand and agree that cancellation of your account is your sole right and solution with respect to any conflict with AOL Brasil. This includes, among other situations, any conflict in connection with or deriving from: (1) any term of this Agreement or demand or application of this Agreement on AOL's part; (2) any AOL policy or practice, including the Guidelines for the AOL Community and the AOL Privacy Policy, or the requirement or implementation of such policies;
(3) the contents available through AOL or Internet or any changes in the contents provided by AOL; (4) your right to access and/or use AOL; or (5) the amount or types of monthly fees, rates, surcharges or methods of collection, or any changes in such monthly fees, rates, surcharges or methods of collection.

You may cancel your subscription by notifying AOL Brasil's Subscription Department or sending your cancellation request by mail, addressed to: AOL Brasil Ltda. Av. Industrial 600 - 2/nd/ fl., CEP 09080-500 Santo Andre, SP, or by telephone (0xx11) 4993-5993, if you are located in the

Greater Sao Paulo area, or (0xx11) 0800-787879 for other parts of Brazil. Cancellation shall be effective within 72 hours from the time of receipt of the notice, and AOL will send you a confirmation thereof in writing. If you cancel the account a few days before the due date and are inadvertently charged for the following month's fee, please contact the Subscriptions Department to have this amount reimbursed within up to three (3) business days. AOL Brasil reserves the right to collect monthly fees, surcharges or user costs pertaining to the period prior to cancellation of the subscription. In addition, you are responsible for any collections or expenses incurred with other suppliers and providers of contents before your account was cancelled.

In the event that your account is rescinded or cancelled, no reimbursement shall be due, including any monthly fees; online time or other credits (e.g.: points for games online) shall not be credited to you, nor can they be converted to cash or another form of reimbursement. Active AOL subscribers may not allow that former subscribers or other individuals whose subscriptions have been cancelled use their accounts. Any accounts owing late or outstanding balances with the Community Action department or other AOL departments must be closed before you can subscribe again to AOL Brasil.

8. LAWS AND LEGAL NOTICES

The Subscription Agreement represents your entire agreement with AOL. You agree that this Subscription Agreement does not claim to confer nor does it confer any rights or obligations to any individual, with the exception of the parties to this Agreement. You likewise understand and agree that the Guidelines for the AOL Community and the AOL Privacy Policy, including the requirement on the part of AOL Brasil to comply with these policies do not claim to confer, nor do they confer any rights or obligations to any individual. If any portion of this agreement is regarded to be invalid or inapplicable, such portion must be reworded in a manner that is compatible and in agreement with the law to reflect as clearly as possible the original intention of both parties, the remaining portions remaining valid and in effect. This Agreement and the signature thereof are governed by the Brazilian laws. You expressly agree that the competent jurisdiction wherein any differences of opinion or controversies with AOL Brasil in connection with your subscription or the use of AOL Brasil shall be settled within the jurisdiction of the city of Sao Paulo to the exclusion of any other, no matter how privileged.

GUIDELINES FOR THE AOL COMMUNITY

The foundation of AOL's experience is the concept of community - the human network of relationships entwined by millions of AOL subscribers as they exchange e-mails, participate in chat rooms, add information to message boards, send messages through AOL.'s "Instant Messenger" Service, participate in live events, and join a myriad of other online forums sponsored by AOL. The continuous growth and success of this community rest on an agreement built on three pillars: our commitment to you, the subscriber, your commitment to AOL, the service provider, and the joint responsibility of all AOL subscribers to one another.

The combination of these three elements constituting this unit is outlined in what we call our Community Guidelines. These Community Guidelines spell out what you can expect from AOL, as well as the type of behavior we expect from you. Equally important, they inform you on the kind of behavior you should expect from other subscribers, and what they, in turn, will expect from you.

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In the same way as in the off-line world, community protection is a shared task.
This is why we depend on subscribers such as you to help us make sure that the public areas continue to be safe, criminal behavior is reported, graffiti is removed and children's privacy and safety are protected.

This sense of propriety and community pride help us make sure that everyone can enjoy a safe and pleasant experience.

We trust that you will set aside some time to examine the nine principles outlined herein and share them with members of your family and any other person who may be using your account. Together we can turn the AOL community into the best place to learn, work, buy, explore, communicate and live. Thank you for your cooperation.

1. We have zero tolerance with respect to illegal behavior.
2. We, our partners and our subscribers have adopted the highest standards of conduct to create a safe and gratifying experience online for our children.
3. We prohibit the unauthorized use of the AOL Network, including the distribution of large volume of unsolicited e-mails, and will take every legal and technical means to prevent this type of abuse.
4. We encourage healthy debate and discussion. but we do not tolerate disruptive behavior that prevents other people from enjoying the use of AOL.
5. In providing and using services, AOL, its associates and its subscribers are subject to essential standards, however, the standards of the community with respect to certain contents and conduct may vary from one area to the other, depending on the context and the target public.
6. When visiting AOL's international areas, your conduct shall be governed by accepted standards in that particular field.
7. We take seriously the protection of copyrights and trademarks, and expect you to do likewise.
8. We expect our subscribers to be good "internauts", using common sense and due respect.
9. In order to make sure that your experience online is the best possible, we encourage you to take advantage of the resources and tools we make available to you.

1. We have zero tolerance with respect to illegal behavior.

AOL will consider that you are violating the Community Guidelines if you (or anyone else who is using your account) send, forward, promote or distribute any illegal contents or use our service to conduct illegal activities. In such cases, we close these accounts and cooperate with measures to enforce the law.

The laws that apply in the offline world (including municipal, state, federal and international laws, as the case may be), must also be obeyed in the online world. Ignorance of the law does not exonerate the need to obey them.

Remember that if you feel threatened, or if you believe that somebody may be in danger, you must contact the authorities in your city immediately.

2. We, our associates and our subscribers have adopted the highest standards of conduct to create a safe and gratifying experience online for our children.

Children are an integral part of our online community. The Internet is rapidly becoming a central and valuable part of our children's lives; it is, therefore, essential for children these days to go online and learn new communication skills. AOL is committed to make sure that children's experiences online are as enriching and safe as possible. We take special precautions to protect

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the safety and privacy of the children while they are online, as described in our Privacy Policy. We and our associates have adopted the highest community standards in areas specifically intended for children, including, among others, our "For Children Only" channel. We offer Parents' Controls (click on Key Word:
PARENTS' CONTROL) to help parents to establish limits on what their children can see and do online. AOL, as well as all of the Internet, is set up to attract a broad spectrum of the public and, therefore, it may contain some material that is inappropriate for children. The use of Parents' Controls is a measure that parents can take in order to make sure that their children have safe and gratifying online experiences.

AOL provides multiple passwords for each AOL account. We strongly recommend that parents create separate passwords for each child using AOL. Remember that passwords for primary accounts should only be used by adults.

- We depend on you, the parents, to help us emphasize to your children the importance of proper online contents and conduct.

- Chat rooms, e-mail and messaging are quite popular with children, and we hope that your child's participation in these areas reflects community standards. Read over (together with your children) the community standards of your favorite areas. We reserve the right to remove any content that does not reflect these standards and will send you a warning, and, in certain cases, we may close your AOL account if our standards are not observed.

- AOL offers safety tips at all sites targeting teenagers and children. We encourage you to look over these tips with your children and try to keep track of their online activities.

3. We prohibit the unauthorized use of the AOL Network, including the distribution of a large volume of unsolicited e-mail, and will take all legal and technical means to prevent this type of abuse.

You (or others who may use your AOL account) may not use AOL to:

- Send, forward or be involved in the distribution of large quantities of unsolicited e-mail, soliciting advertising or any other type of unauthorized soliciting. AOL may take any kind of legal or technical recourse to avoid that a large volume of unsolicited e-mail enters, is used or remains on the AOL network. The unauthorized use of the AOL network with respect to the transmission of large quantities of unsolicited e-mail, including forwarding of fraudulent e-mail, may result in civil and criminal penalties against the sender, pursuant to applicable provisions of the law.

- Chain letters and pyramids are not permitted. Many of them are illegal. Even those that are not illegal confuse people, tied up online resources, and, because of that, they are not permitted.

- Advertising may be placed only in areas designated for the purpose. No unauthorized advertising is permitted, including the transmission of large quantities of e-mail. Permission is required from AOL and/or from the individual to whom you wish to send the advertising.

- It is strictly prohibited to use AOL service, including the Subscribers' Directory, the subscribers' Web pages, chat rooms, message boards or any other AOL area to collect or seek information, including AOL subscribers' passwords for purposes of sending a large amount of unsolicited e-mail.

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- [It is prohibited] to send, forward or be involved in the distribution of any material containing a software virus or other computer codes, files or programs with the intent to interrupt, destroy or restrict the operating capability of any computer software or hardware or telecommunications equipment.

- [It is prohibited] to obtain code names or other information regarding the accounts or other specific information pertaining to subscribers. Remember, AOL employees will NEVER ask for your password. Do not give your password to anybody, and do not enter this information after you have clicked on a hyperlink or entered a Web address contained in an e-mail sent by someone unknown to you.

4. We encourage healthy debate and discussion, but we do not tolerate disruptive behavior that prevents other people from enjoying the use of AOL.

It shall be considered as a violation of the Community Guidelines if you (or another person who may be using your account) commit one of the following acts:

- Bother, threaten, inhibit or commit any other undesirable act against another subscriber. If you disagree with somebody, simply state your disagreement and do not make offensive personal remarks.

- Forward or become involved in the distribution of contents that are pernicious, abusive, racial or ethnically offensive or objectionable from the point of view of the other person. Different communities may define contents in different ways based on the context of the area and the targeted public, but in providing service there is no tolerance for prejudiced discourse.

- Make false or misleading statements regarding your connection with other people or affiliation with organizations or pretend to be who you are not. This includes impersonating Community Leaders, other AOL subscribers, AOL employees, personalities or government employees.

- Request information from or about minors (under 18). Personal data include full name, residential address, telephone number or other offline information.

- Commit any act to interrupt the conversation or participation of another person in the Community. This includes pressing the return key repeatedly or inserting large images to make the screen change too fast and interfering with reading. This type of behavior is online vandalism and ruins other people's experience.

5. In providing and using services, AOL, its associates and its subscribers are subject to essential standards, however, the standards of the community with respect to certain contents and conduct may vary from one area to another, depending on the context and the target public.

- By content we mean the information, software, communications, images, sounds and all the materials and information that you receive online. The contents are originated by AOL, its associates and subscribers, and by subscribers like yourself - who generate contents when they participate in public areas, including chat rooms, messaging boards, subscribers' Web pages and Subscribers' Directory.

- Usually, AOL and its associates do not pre-select the contents, but we expect all contents, including yours, to reflect our Community Guidelines.

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- The contents may be withdrawn if it does not meet the community standards.
However, neither AOL nor its associates assume any responsibility if the contents are not withdrawn.

- The following guidelines apply:

- The language must be adjusted to meet the standards and customs of the area. Vulgar language addressed to another individual or group is not acceptable. Prejudiced language is not acceptable.

- Images of partial nudity in serious, literary, scientific, political or artistic contexts are acceptable in certain places (not everywhere). Total frontal nudity is not acceptable.

- Healthy discussion on human sexuality is acceptable in areas designated for the purpose. Sexual content in games is subject to special guidelines.

- In most instances, graphic images of humans or animals being mutilated or murdered are not acceptable. Content or behavior promoting any device or providing instructions to manufacture any device used to inflict wounds or kill (for example, instructions to manufacture bombs) are unacceptable. Violence in games is subject to special guidelines.

- Contents or behavior promoting the use of illegal drugs or instructions on the use of illegal drugs are unacceptable.

- Outside of designated areas (e.g., Classifieds) AOL may not be used for business purposes. In the areas designated for commercial use or promotions, we do not allow certain types of advertising, such as lotteries, firearms, ammunition for firearms, and other explosives, tobacco, alcohol, adult products and services, illegal products and services and other products and services that we may deem to be inappropriate on AOL.

These are the basic guidelines, but the community standards may vary depending on the context and the public being targeted. Therefore, although a stronger language might be more appropriate in a chat room where adult subjects are being discussed, the same language may be inappropriate in a message board discussing relations between parents and children. Individually, the communities may formulate their own guidelines by removing inappropriate contents. Should the problem persist, you can report it to AOL. It is your responsibility to analyze the standards and guidelines of the communities that you frequent. In addition, many areas and resources (for example, Subscriber's Directory, Native City) make guidelines available to help you understand how Community Guidelines are applied to a specific product.

Common sense is important, particularly when you are dealing with other people's opinions. AOL does not endorse or oppose the opinions expressed by its subscribers but in some cases it objects to the way in which these opinions are expressed.

6. When visiting AOL's international areas, your conduct shall be governed by accepted standards in that particular area.

- International online areas (including international areas carrying the AOL trade name) may have slightly different rules of behavior and different content acceptance standards. You must be guided by the site rules when you enter those areas; as a general rule, "when in Rome, do as the

Romans do." For instance, words that are inoffensive in Brazil may acquire a totally different meaning in other countries.

AOL can send a notice to you and your subscription may be rescinded if you violate the rules in the international area. Remember that Cyberspace law is in the development stage, and therefore it is a good idea to examine the rules of your favorite places regularly.

7. We take seriously the protection of copyrights and trademarks, and expect you to do likewise.

It is very easy to copy things in Cyberspace, however, despite this facility, it does not mean that it is acceptable or legal. The contents may be protected by copyrights, registered trademarks and other intellectual property rights. This applies to all forms of contents available through AOL and the rest of the Internet, including texts, music, video clips, artwork, photographs, games, software and other materials.

Take some time to determine your legal right to use the contents or trademark of another person before you copy them or distribute them. It is illegal to make unauthorized copies of other people's work protected by a copyright, and you will be subject to civil action, criminal penalties and rescission of AOL service. We take the matter of violation very seriously and we trust that you will assume the responsibility of making sure that you have the legal right to upload and distribute AOL material that was not created by you. You must devote some time to examine any additional guidelines available in specific areas of the AOL service pertaining to copyrights and registered trademarks.

Remember that some AOL areas are public and may be accessed by other subscribers, including message boards, chat rooms, forums, subscribers Web pages and Subscribers Directory. Other subscribers can access the material that you made available and copy it, change it or distribute it. If you find that your material was copied and can be accessed in a way that constitutes a violation of your rights, you can notify us by filing a copyright violation form.

Also, do not forget that by placing material on AOL, you are giving AOL permission to use, reproduce, exhibit, perform, adapt, modify, distribute, arrange for the distribution and promotion of the contents in any form and anywhere. We take the protection of copyrights and registered trademarks very seriously and trust that you will do likewise.

AOL and its licensees own exclusive copyrights, registered trademarks and other intellectual property rights over the contents of the AOL service. AOL also owns copyrights and registered trademarks over the project and structure of AOL's "look and feel" and the compilation of the contents we make available to you as part of our service. It is very easy to make copies in Cyberspace, but this ease does not make it acceptable or legal.

Any contents that you upload or download when using the service has to be authorized; this means that you must have a legal right to upload or download the contents. You should not copy, forward, modify, distribute, exhibit publicly, perform or create any work deriving from the contents found on AOL, unless you have a legal right to do so. Unauthorized copies of any contents found on AOL may result in the closing of your account and you will be additional subject to other legal action. In such case, you agree to hold AOL harmless as well as its subsidiaries, affiliates, associated companies, employees, management, directors and agents. Should you find that your work is being copied and can be accessed through this service in a manner that constitutes a violation of your intellectual rights, you may send us a notice to that

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effect by filing a copyright violation form that may be accessed freely by other members, including message boards, chat rooms, forums, subscribers' Web pages and Subscribers' Directory. By posting or making available the contents thereof, you are stating that you are the owner of this material or that you are authorized to distribute it. By posting or making available the contents thereof, you are stating that you are the owner of this material or that you are authorized to distribute it. You should examine the guidelines made available in all the service areas in order to make sure that you understand how this agreement applies to that area. In making contents available on AOL, you are granting AOL the right to use, reproduce, exhibit, perform, adapt, modiify, distribute, arrange to be distributed or promote the contents in any manner, anywhere.

8. We expect our subscribers to be good "Internauts", using common sense and due respect.

- When you participate in other Internet products - including AOL services such as br.aol.com and "Instant Messenger" AOL ("AIM"), you will be subject to their standards, which may differ from AOL's Community Guidelines.

There are many valuable sites in the rest of the Internet, but their standards and guidelines may vary considerably. AOL cannot assume responsibility for the contents and conduct you may encounter. Let your common sense be your guide.

If the contents or behavior comes from a source other than the AOL community, we will not be able to remove them and the legal resources we can muster are limited.

Make sure that you understand the privacy policies of the Web site that you visit and be cautious about revealing personal information.

Some Web sites contain material to which you may object or that may be unsuitable for children. We feel that you should set up a separate password for each person in your household that will be using AOL and that you should use the Parents' Control feature in order to create online personalized experiences in accordance with the level of maturity of each user.

9. In order to make sure that your experience online is the best possible, we encourage you to take advantage of the resources and tools we make available to you.

- AOL trusts each member of its community - like yourself - to help us uphold the community standards. Our Community Leaders are there to help you and help us maintain these standards. It is impossible to monitor the volume of contents made available to AOL subscribers every day, nor would we even attempt to do that.

- At times we and our associates monitor public areas such as the chat rooms, message boards, the Subscribers' Directory and our subscribers' Web pages. AOL reserves the right to treat private chat rooms whose Directory names or chat room names have been published, are generally known or if they are available to the public.

"We do not monitor private communications such as private chat rooms, "Instant Messenger" or e-mail, but the Community Guidelines also apply to them. If they are reported by someone who believes that the contents made accessible by you or that your conduct violates the Community Guidelines, we will launch an investigation and take whatever measures are necessary.

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If you find any material or notice any objectionable conduct, you have several options. These options are based on the standards of a specific community or on AOL's Community Guidelines.

1) Block communications from the subscriber in question. AOL lets you control your online experience and block the text of chats, the text of message boards, "Instant Messenger" messages and e-mails from the subscriber you consider inappropriate.

 . Chats: "Ignore" a specific subscriber so that you no longer display what he or she types.

 . Message boards: You can use the Message board filter to block all messages from a specific subscriber to stop displaying what he or she sends you.

 . Instant messages: With the Buddies List resource to determine who can and can't communicate with you through AOL "Instant Messenger" messages and AOL's "Instant Messenger", add your Screen Name to the Buddies List or locate you online.

 . E-mails: You can use the e-mail controls to establish the AOL subscribers, Internet domains and addresses that can and can't send you e-mails.

2) Notify the Community you're a member of. If you think that the content or behavior of a subscriber violates the standards of the community you're a member of, file a complaint with the Community Leader who hosted the message board or the chat room where you were.

3) Notify AOL. If you think that a subscriber's content or behavior are not within community standards and violate the Community Guidelines, you can file a complaint with AOL in any of the following ways:

a) Use the Keyword: "NOTIFY AOL." If the violation occurred in an area used for children, you can use the Keyword: "NOTIFY AOL."

b) Click on "NOTIFY AOL" when available in areas such as chat rooms or "Instant Messenger" messages. In this way you can report the problem easily and conveniently in one single location.

AOL's Community Action Team (CAT) will analyze your problem. CAT is a highly-trained team responsible for enforcing AOL's Community Guidelines. This time can issue written warnings and, in case of serious violations, close accounts. If you or anybody who uses your account (or any Screen Name) is responsible for a violation of AOL's Community Guidelines, the main account holder will receive a violation notification. In case of a serious violation or if you have committed a violation before, we will close your account.

 . AOL offers many other resources to guarantee you safe and satisfying online experiences. These include:

Parental Control (Keyword: PARENTAL CONTROL). AOL's Parental Control allows you to control what children can display and do online, including access to online games and their online communications with others. Parental Control is easy to use and flexible. It can be adjusted at any time - so that your child's online experiences are in line with his maturity level and needs.

Junk E-mails: (Keyword: E-MAIL CONTROL). Junk e-mails are a problem that all Internet users experience. They are unpleasant, unwanted and, frequently, fraudulent and offensive. We admit that AOL users are confused with the number of junk e-mails they find in their mailboxes.

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This area contains information on what AOL is doing to combat junk e-mails, what you can do to help and how you should use AOL's customized junk e-mail blocking tools.

E-mail Control: (Keyword: E-MAIL CONTROL). E-mail Control lets you combat junk e-mails or unwanted e-mails. E-mail controls let you:

* Block or allow all e-mails * Block or allow all e-mails from specific AOL subscribers, or Internet Addresses * Block domains (the sources of e-mails) * Block e-mails with images or files attached to the e-mail.

Marketing Preferences (Keyword: MARKETING PREFERENCES). AOL occasional makes its e-mail list available to companies whose products or services you might be interested in. Marketing Preferences allow you to tell us if you don't want your name or address included on the direct mailing lists we make available to other organizations. You can also tell us you don't want to receive our offers for AOL subscribers.

For more information on security online, see the following items:

Password Protection (Keyword: PASSWORD). Your password is the key to opening your AOL account. It's very important that you not tell other users your password. AOL employees will never ask you what your password is. This area contains important information for you to protect against "password fraud." It also gives information for e-mail security and a list of the most recent frauds, so don't forget to visit this area regularly.

Neighborhood Watch (Keyword: SECURITY ONLINE). Neighborhood Watch is an online areas with information on security online, including how to locate and avoid computer viruses, what to do about junk e-mails, how to guarantee the security of your account and how to guarantee online safety for your children.

Subscriber Service (Keyword: HELP). This area offers answers to a wide variety of questions about AOL Service.

AOL'S PRIVACY POLICY

We consider the privacy of our subscribers to be one of our most important values. We want you to know how we protect subscriber information and what your choices are regarding the use of that information. We believe that AOL's Privacy Policy will provide you security whenever you use the AOL Brazil service or BR.AOL.COM - 24 hours per day, seven days per week, 365 days per year.

We have organized our Privacy Policy into three parts:

(1) We outline our Eight Privacy Principles and our basic commitment to protect your privacy.

(2) We explain how to implement each principle. Just click on a principle to read the policy.

(3) We present useful Information on how to protect your privacy in cyberspace.

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AOL'S PRIVACY COMMITMENT:  THE EIGHT PRIVACY PRINCIPLES

Our commitment is to protect your personal privacy. Our Eight Privacy Principles summarize and clarify that commitment: how we protect your privacy, how we treat personal information and what choices you can make. We understand that for you to make the most of the benefits of this interactive medium, we must do everything we can to ensure that your privacy is maintained.

(1) We don't read your private online communications.

(2) We don't use any information about where you visit on AOL or the Web, and we don't make that information available to third parties.

(3) We don't disclose your telephone number, credit card number or Screen Names, unless you authorize us to do so. And you also have the opportunity to correct your personal contact and billing information at any time.

(4) We may use information about the kinds of products you buy from AOL to make other marketing offers to you, unless you tell us not to. We don't disclose this purchase information to others.

(5) We let you choose how AOL uses your personal information.

(6) We take special measures to protect the safety and privacy of children.

(7) We use secure technology, privacy protection controls and restrictions on employee access in order to guarantee the confidentiality of your personal information.

(8) We'll keep you informed, clearly and prominently, on what we do with your personal information, and we will advise you if we change our Privacy Policy.

                                      L-16
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(1)  We don't read your private online communications.

AOL honors the confidentiality of its members' private communications in chat rooms, e-mail (including downloads), and "Instant Message" conversations, as well as any information you have included in your profile, such as a stock portfolio. AOL does not read or disclose private communications except to comply with the requirements of a judicial writ or judicial order, to protect the company's rights and property or during emergencies when we believe physical safety is at risk. But of course, what you send to public areas such as chat rooms and message boards is available not only to AOL, but to all members.

(2) We don't use any information about where you visit on AOL or the Web, and we don't make that information available to third parties.

Our system automatically gathers information about the areas you visit on our service.

We don't use any of this navigational data about where you -- as an individual member -- visit on the service with the exception of research to understand and improve AOL's programming. We don't share that information with other companies.

We do, however, use navigational information to understand how our members as a group use the service so that we can always improve it. We may also share this statistical information with our partners or other companies, but in doing so, we don't disclose individual names or personal navigational information.

We don't monitor where you go on the World Wide Web.

The Web sites you visit may have their own Privacy Policies or they might not follow any policy. We recommend that you review the privacy policies of Web sites before providing them any type of personal information.

(3) We don't disclose your telephone number, credit card number or Screen Names, unless you authorize us to do so. And you also have the opportunity to correct your personal contact and billing information at any time.

When you subscribe to AOL, we ask you for your name, address, telephone number, and billing information -- including the credit card, checking account, or debit card used to pay for your monthly account -- and the various Screen Names you want to use on your account. Here is how we protect that information:

* AOL will not disclose your telephone number or Screen Names (e-mail addresses), unless this is needed to deliver a product or service you ordered.

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* AOL will not disclose your credit or debit card number or checking account information unless you authorize it, during an online purchase, for example.

* We will not disclose information that would link your Screen Names with your real name.

We make lists of members' names and addresses available to pre-selected companies who have specific direct mail product and service offers that might be of interest to you. We also sometimes combine these lists with publicly available information or segment them based on other information, such as when a member signed up for AOL or a subscriber's computer system type. These lists are never based on a user's online activities.

You may choose to remove your name and address from the direct mailing lists we provide to other companies. For more information about your choices, please see Principle 5. We also collect and use other information for internal purposes. For example, we keep records in your account history of your complaints about other subscribers, your contact with AOL Member Services and any reported violations of our Service Conditions that you or someone on your account may have committed. AOL automatically takes information from your computer about the type of system you're using and your modem speed, error messages you have received, or whether you use Macintosh or Windows software -- to help us adjust our service and to help us diagnose problems you may have had with your system. Finally, we sometimes use information about your geographical location to provide localized services. For example, we may use your Zip Code or the time zone you are in to make sure the weather information or TV listings you see are accurate for you.

We have two exceptions to these policies: We will release specific information about your account only to comply with judicial writs or court orders, or in emergencies when we believe that your physical security or that of others is at risk.

We provide you with the opportunity to update or correct your contact and billing information in our files. Just as you want to make sure that information AOL has about you is correct, we also want to have the most up-to-date information about you. Therefore, whenever you believe that your contact or billing information needs updating, you can go to Keyword: BILLING and make the necessary changes.

(4) We may use information about the kinds of products you buy from AOL to make other marketing offers to you, unless you tell us not to. We don't disclose this purchase information to others.

YOUR AOL PURCHASES

AOL offers its members the opportunity to buy AOL store merchandise, such as computer hardware and software, as well as AOL brand products. Like other retailers we record information about those purchases. When you buy something from us online, our system automatically gathers information on the purchase made through our telemarketing service.

We use this information in two ways:

1) We review what kinds of products and services appeal most to our subscribers as a group. That statistical information helps us improve our offerings just like other companies change their catalog based on the products that sell best.

2) We use information such as the number of purchases made by subscribers and the categories of goods and services they buy to make offers that we believe will interest them. In addition, we use other information such as when subscribers joined AOL, how often they use the service or the type of computer system they use. We also use publicly available information on subscribers to decide which marketing offers we should make and which advertising they see.

You can choose not to receive marketing offers from AOL or from AOL companies. For more information about your choices, please see Principle 5.

We don't disclose any information about what you, as an individual, purchase from AOL, except to complete your transactions, or to comply with valid legal process a judicial writ or court order. We share with other companies only statistics about what AOL products or services our members -- as a group -- buy.

ONLINE PURCHASES VIA AOL

For other online purchases, be sure that you are aware of the privacy and security policies of the selling company, and contact them directly if you have any doubts. They may have privacy conditions different from the policy followed by AOL, and can use your personal information for other purposes not permitted under our privacy policy.

AOL can sometimes facilitate your purchases at those online stores, but that personal information is not used for any other purpose.

(5) We let you choose how AOL uses your personal information.

You can define the use AOL can make of your personal information to send special offers to you.

And you can also instruct us to remove your name and address from the direct mailing lists we provide to pre-selected companies, as well as other AOL companies..To activate any of these marketing preferences, go to Keyword:
MARKETING PREFERENCES or Keyword: CHOICE or click on the MY AOL button on the software toolbar at the top of your screen.

* You can choose not to receive offers from AOL by mail.

* You can choose not to receive offers from AOL by telephone.

* You can choose not to receive offers from AOL by e-mail.

* You can choose not to receive offers from AOL through online "pop-up screens."

* You may choose to have your name removed from all direct mailing lists that we provide to other companies, including other AOL companies.

(6)  We take special measures to protect the safety and privacy of children.

Children and young people need special safeguards and privacy protection. We know they often do not understand all the points in our privacy policy or be able to make complex decisions about the choices available to adult subscribers. Therefore we have a special privacy policy to protect children and teenagers using areas on our service specifically for them, including our Kids Only

Channel. And we ask all parents to teach their children about protecting their personal information while they are online.

In areas on the service designated for children 12 and under, AOL and its partners require prior parental authorization (by sending a letter or fax, for example) before collecting or using names, addresses, telephone numbers or other information that identifies a child offline. In addition, prior to children's using Screen Names, we require parental consent (Master Screen Name) at the time the subaccount is created. We do this so that parents are aware of and consent to how their children use their Screen Names; for example, using the Screen Name to request an online newsletter, to post a message on a bulletin board or to participate in a chat room.

In areas designed for teens 13 through 16, AOL and its partners cannot collect names, addresses, telephone numbers or other identifiable information without disclosing how that information will be used and notifying teens that they must obtain permission from their parents before providing any information.

* Another way parents can control their children's experience online is AOL's Parental Controls (Keyword: PARENTAL CONTROLS). This simple, flexible tool allows parents to customize the content and functionality to their child's maturity level. Since one primary account may have several Screen Names, we recommend that all parents use their master account to create separate Screen Names for each child. This allows parents to customize AOL to their child's maturity level and content needs: Children (up to 12 years of age); Teens (between 13 and 15); or Young Adults (between 16 and 17).

Unsolicited e-mail is a problem for everyone, but it is particularly a problem for children. This includes e-mails that could contain content you might not want your children to see, or e-mails that might ask for information you wouldn't want your children to provide.

To reduce the unsolicited e-mails you your children receive, you can use E-Mail Controls (Keyword: E-MAIL CONTROL) to block all e-mail from the Internet or to select the e-mail addresses from which you wish to allow your children to receive messages. Remember that Screen Names and information voluntarily given by children and teens in public chat rooms, e-mail exchanges, message boards, the Member Directory, and other online communications are publicly available and may be used by other parties to generate unsolicited e-mail.

You can learn more about how to ensure an enjoyable online experience for you and your family at Keyword: SECURITY. To obtain more information to help you maximize your children's online experience, please read: Important Notice to Parents.

(7) We use security technology, privacy protection controls and restrictions on employee access in order to guarantee the confidentiality of your personal information.

We use state-of-the-art technology to keep your personal information -- including your billing and account information -- as secure as possible. We also have created privacy protection control systems designed to ensure that your data remain completely confidential.

All AOL employees must follow AOL's privacy policy. Only authorized AOL employees are permitted to have access to your personal information, and such access is limited on need-to-know basis. For example, if you call our Member Services department with a concern or complaint, the official can only access only the personal information that he or she needs to solve your problem. In addition, any company with which AOL contracts to be our agent in conducting our business must adhere to the Privacy Policy to guarantee that your information remains safe.

All AOL employees must sign a commitment stating that they understand and are in agreement with the privacy policy. Employees who violate our privacy policies are subject to disciplinary action, including dismissal.

We encourage our content, electronic commerce and advertising partners to publish their privacy policies clearly and to have privacy control mechanisms to protect your personal information. Be sure to read these privacy policies and contact these partners directly if you have any questions.

(8) We'll keep you informed, clearly and prominently, on what we do with your personal information, and we will advise you if we change our Privacy Policy.

Part of AOL's commitment to protecting your privacy is explaining to you how we can use your personal information. This privacy policy serves that purpose, and it is accessible through several means within our service. When you register for our service, you receive our Privacy Policy and should familiarize yourself with this and all other AOL policies at that time. In addition, this policy is easily located in our Service Conditions area (Keyword: CDS), and by using
Keyword: PRIVACY, you can view AOL's privacy policy.

Whenever we change our policy, we will advise you on those changes 30 (thirty) days in advance, through prominent means, including notification on our initial screen. If the changes were substantial, we will notify each of our members individually through pop-up screens or e-mails. Since pop-ups last only for a short time, you should sign on to your account regularly for this and other important information.

If you'd like to comment on or have questions about our privacy policy, or if you have a concern or policy violation to report, please go to Keyword: PRIVACY.

                                   EXHIBIT M

                           CO-BRANDED WELCOME SCREEN
                           -------------------------

                                [SCREEN SHOT OF
                              CO-BRANDED WELCOME
                             SCREEN APPEARS HERE]

                                   EXHIBIT N

                               ESCROW AGREEMENT
                               ----------------

                                                                       EXHIBIT N

                                ESCROW AGREEMENT

  This Escrow Agreement (this "Escrow Agreement") is made as of __________ ___, 2000 by and among [*], a New York banking corporation as escrow agent (the "Escrow Agent"), America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, and Banco Itau, S.A. ("Itau"), a Brazilian banking institution, in connection with, among other documents, a Strategic Interactive Services and Marketing Agreement, dated as of the date hereof, among AOLA, AOLB and Itau (the "Marketing Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Marketing Agreement.

  WHEREAS, as more fully described in the Marketing Agreement, Itau has undertaken certain marketing commitments with respect to AOLA's and AOLB's Brazilian internet online service, including, without limitation, the requirement to make certain Reference Payments to AOLA if such service fails to achieve certain levels of Verified Members and Verified Revenues as of certain dates.

  WHEREAS, as more fully described in the Marketing Agreement, Itau has also undertaken to pay to AOLA liquidated damages in an amount up to $[76% of IPO price] (the "Termination Fee") in the event that Itau commits a Material Itau Breach under the Marketing Agreement.

  WHEREAS, to secure payment by Itau of any Reference Payments under the Marketing Agreement (including, without limitation, Acceleration Payments), Itau is delivering to the Escrow Agent the following five (5) promissory notes (copies of which are attached hereto as Exhibit A), each made payable to AOLA
                                        ---------
and dated as of the date hereof (collectively, the "Reference Payment Notes (Brazil)"):

     Promissory note in the maximum principal amount of $[first year maximum] (the "First Anniversary Reference Payment Note (Brazil)")

     Promissory note in the maximum principal amount of $[second year maximum] (the "Second Anniversary Reference Payment Note (Brazil)")

     Promissory note in the maximum principal amount of $[third year maximum] (the "Third Anniversary Reference Payment Note (Brazil)")

     Promissory note in the maximum principal amount of $[fourth year maximum] (the "Fourth Anniversary Reference Payment Note (Brazil)")

     Promissory note in the maximum principal amount of $[fifth year maximum] (the "Fifth Anniversary Reference Payment Note (Brazil)")

  WHEREAS, to further secure payment by Itau of any Reference Payments under the Marketing Agreement (including, without limitation, Acceleration Payments), Itau is delivering to the Escrow Agent the following five (5) promissory notes (copies of which are attached hereto as

Exhibit B) each dated as of the date hereof, made by Banco Itau S.A., Grand
---------
Cayman Branch, a branch of Itau doing business in the Cayman Islands, in favor of AOLA (collectively, the "Reference Payment Notes (Caymans)"):

     Promissory note in the maximum principal amount of $[first year maximum] (the "First Anniversary Reference Payment Note (Caymans)")

     Promissory note in the maximum principal amount of $[second year maximum] (the "Second Anniversary Reference Payment Note (Caymans)")

     Promissory note in the maximum principal amount of $[third year maximum] (the "Third Anniversary Reference Payment Note (Caymans)")

     Promissory note in the maximum principal amount of $[fourth year maximum] (the "Fourth Anniversary Reference Payment Note (Caymans)")

     Promissory note in the maximum principal amount of $[fifth year maximum] (the "Fifth Anniversary Reference Payment Note (Caymans)")

  WHEREAS, to secure payment by Itau of any Termination Fee under the Marketing Agreement, Itau is delivering to the Escrow Agent the following five (5) promissory notes (copies of which are attached hereto as Exhibit C), each made
                                                         ---------
payable to AOLA and dated as of the date hereof (collectively, the "Termination Fee Notes (Brazil)"):

     Promissory note in the maximum principal amount of $[first year maximum] (the "First Anniversary Termination Fee Note (Brazil)")

     Promissory note in the maximum principal amount of $[second year maximum] (the "Second Anniversary Termination Fee Note (Brazil)")

     Promissory note in the maximum principal amount of $[third year maximum] (the "Third Anniversary Termination Fee Note (Brazil)")

     Promissory note in the maximum principal amount of $[fourth year maximum] (the "Fourth Anniversary Termination Fee Note (Brazil)")

     Promissory note in the maximum principal amount of $[fifth year maximum] (the "Fifth Anniversary Termination Fee Note (Brazil)")

  WHEREAS, to further secure payment by Itau of any Termination Fee under the Marketing Agreement, Itau is delivering to the Escrow Agent the following five
(5) promissory notes (copies of which are attached hereto as Exhibit D) each
                                                             ---------
dated as of the date hereof, made by Banco Itau S.A., Grand Cayman Branch, a branch of Itau doing business in the Cayman Islands, in favor of AOLA (collectively, the "Termination Fee Notes (Caymans)"):

     Promissory note in the maximum principal amount of $[first year maximum] (the "First Anniversary Termination Fee Note (Caymans)")

     Promissory note in the maximum principal amount of $[second year maximum] (the "Second Anniversary Termination Fee Note (Caymans)")

     Promissory note in the maximum principal amount of $[third year maximum] (the "Third Anniversary Termination Fee Note (Caymans)")

     Promissory note in the maximum principal amount of $[fourth year maximum] (the "Fourth Anniversary Termination Fee Note (Caymans)")

     Promissory note in the maximum principal amount of $[fifth year maximum] (the "Fifth Anniversary Termination Fee Note (Caymans)")

  NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  1.   Definitions.
       -----------

       (a) "Anniversary Date" shall mean each calendar anniversary date of the Launch Date, provided, however, if with respect to a particular Anniversary
             --------  -------
Date, AOLA, AOLB and Itau deliver a certificate to the Escrow Agent in the form of Exhibit E attached hereto (an "Anniversary Date Certificate"), such
   ---------
Anniversary Date shall be the date set forth in such certificate; provided,
                                                                  --------
further, however, if the Escrow Agent shall receive a decision of an arbitrator
-------  -------
appointed under Sections 1.5 or 2.2 of the Marketing Agreement or of a court of competent jurisdiction, which decision determines an Anniversary Date under the Marketing Agreement, the Anniversary Date shall be the date set by such arbitral or judicial decision. If an Anniversary Date is extended beyond the date that would be the calendar anniversary date of the Launch Date, then all subsequent Anniversary Dates, unless extended in accordance with the provisions of this
Section 1(a), shall be the calendar anniversary date of such extended Anniversary Date.

       (b) "Business Day" shall mean any day other than Saturday, Sunday or a day on which banks in New York, N.Y. or Sao Paulo, Brazil, are required or permitted to close.

       (c) "Launch Date" shall mean April 23, 2001; provided, however, if AOLA,
                                                    --------  -------
AOLB and Itau deliver a certificate to the Escrow Agent in the form of Exhibit F
                                                                       ---------
attached hereto (a "Launch Date Certificate"), the Launch Date shall be the date set forth in such certificate; provided, further, however, if the Escrow Agent
                               --------  -------  -------
shall receive a decision of an arbitrator appointed under the Marketing Agreement or of a court of competent jurisdiction, which decision determines the Launch Date under the Marketing Agreement, the Launch Date shall be the date set by such arbitral or judicial decision.

  2.   Establishment of Escrow.
       -----------------------

       (a) Appointment of Escrow Agent. AOLA, AOLB and Itau hereby appoint the
           ---------------------------
Escrow Agent as escrow agent to serve in such capacity in accordance with the provisions of this Escrow Agreement. The Escrow Agent hereby accepts such appointment.

       (b) Receipt of Marketing Agreement. The Escrow Agent hereby acknowledges
           ------------------------------
receipt of a copy of the Marketing Agreement. Except for reference thereto for definitions of certain terms not defined herein, the Escrow Agent is not charged with any duties or responsibilities with respect to, and shall not otherwise refer to, the Marketing Agreement. In the event of a conflict between the provisions of this Escrow Agreement and the provisions of the Marketing Agreement relating to the subject matter of this Escrow Agreement, the provisions of this Escrow Agreement shall govern such conflict.

       (c) Delivery of Notes. Itau has herewith delivered to the Escrow Agent
           -----------------
and the Escrow Agent hereby acknowledges receipt of the original Reference Payment Notes (Brazil), the Reference Payment Notes (Caymans), the Termination Fee Notes (Brazil), and the Termination Fee Notes (Caymans) (collectively, the "Notes").

  3.   Custody of Notes.  Unless otherwise directed in writing by AOLA, AOLB and
       ----------------
Itau, the Notes shall be held by the Escrow Agent in a vault or similar secure location. The Notes held by the Escrow Agent pursuant to the provisions hereof shall be for the exclusive benefit of AOLA, AOLB and their successors and assigns, and no other person or entity shall have any right, title or interest therein other than Itau`s right to receive delivery of such documents as provided herein.

  4.   Release of Reference Payment Notes From Escrow Upon Receipt of Audit
       --------------------------------------------------------------------
Certificate.
-----------

       (a) Within three (3) Business Days of receipt of a completed and signed certificate in the form of Exhibit G attached hereto (an "Audit Certificate
                           ---------
(Reference Payments)"), stating that (i) a Reference Payment has been computed by the Auditor in accordance with the Marketing Agreement as of a particular Anniversary Date, or (ii) the Auditor has concluded that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of a particular Anniversary Date, the Escrow Agent shall send written notification in the form of Exhibit H attached hereto (a "Notice of
                                         ---------
Entitlement to Release of Notes") by facsimile to AOLA, AOLB and Itau setting the forth the date that the Escrow Agent received the Audit Certificate (Reference Payments) and attaching a copy of the Audit Certificate (Reference Payments) received by the Escrow Agent, and

       (1) (A) if such Audit Certificate (Reference Payments) states that (i) a Reference Payment greater than $0 has been computed as of the first Anniversary Date, or (ii) that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of the first Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the First Anniversary Reference Payment Note (Brazil) or the First Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

           (B) if such Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to $0 as of the first Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to Itau the First Anniversary Reference Payment Note (Brazil) and the First Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

       (2) (A) if such Audit Certificate (Reference Payments) states that (i) a Reference Payment greater than $0 has been computed as of the second Anniversary Date, or (ii) that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of the second Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Second Anniversary Reference Payment Note (Brazil) or the Second Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

           (B) if such Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to $0 as of the second Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to Itau the Second Anniversary Reference Payment Note (Brazil) and the Second Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

       (3) (A) if such Audit Certificate (Reference Payments) states that (i) a Reference Payment greater than $0 has been computed as of the third Anniversary Date, or (ii) that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of the third Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Third Anniversary Reference Payment Note (Brazil) or the Third Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

           (B) if such Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to $0 as of the third Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to Itau the Third Anniversary Reference Payment Note (Brazil) and the Third Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

       (4) (A) if such Audit Certificate (Reference Payments) states that (i) a Reference Payment greater than $0 has been computed as of the fourth Anniversary Date, or (ii) that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of the fourth Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Fourth Anniversary Reference Payment Note (Brazil) or the Fourth Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

           (B) if such Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to $0 as of the fourth Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to Itau the Fourth Anniversary Reference Payment Note (Brazil) and the Fourth Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

       (5) (A) if such Audit Certificate (Reference Payments) states that (i) a Reference Payment greater than $0 has been computed as of the fifth Anniversary Date, or (ii) that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of the fifth Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Fifth Anniversary Reference Payment Note (Brazil) or the Fifth Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service; or

           (B) if such Audit Certificate (Reference Payments) states that the Reference Payment is less than or equal to $0 as of the fifth Anniversary Date, then, within three (3) Business Days of delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to Itau the Fifth Anniversary Reference Payment Note (Brazil) and the Fifth Anniversary Reference Payment Note (Caymans) by hand delivery or by reputable overnight mail service.

       (b) Whenever any of the Reference Payment Notes (Brazil) or the Reference Payment Notes (Caymans) are released from escrow to AOLA and AOLB in accordance with the provisions of Section 4(a) above,

          (1) the Note selected by AOLA and AOLB to be released from escrow shall be referred to as the "Released Reference Payment Note," and the Note that is not selected by AOLA and AOLB to be released from escrow shall be referred to as the "Retained Reference Payment Note;" and

          (2) except as provided in Section 11 hereof, the Retained Reference Payment Note shall not be released from escrow and shall remain in the custody of the Escrow Agent.

  5.  Release of Reference Payment Notes On Account of Acceleration Payment.
      ----------------------------------------------------------------------

      (a) Within three (3) Business Days of receipt by the Escrow Agent of an arbitrator's decision or award finding that Itau is obligated under the Marketing Agreement to pay an Acceleration Payment on account of the occurrence of a Material Payment Breach, the Escrow Agent shall send a Notice of Entitlement to Release of Notes by facsimile to AOLA, AOLB and Itau setting forth the date that the Escrow Agent received such decision or award and attaching a copy of such decision or award received by the Escrow Agent, and

          (1) if such decision or award states that the Material Payment Breach first occurred as a result of Itau's failure to pay a Reference Payment owing as of the First Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their written instruction, either (i) the First, Second, Third, Fourth and Fifth Reference Payment Notes (Brazil), or (ii) the First, Second, Third, Fourth and Fifth Reference Payment Notes (Caymans), by hand delivery or by reputable overnight mail service;

          (2) if such decision or award states that the Material Payment Breach first occurred as a result of Itau's failure to pay a Reference Payment owing as of the Second Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their written instruction, either (i) the Second, Third, Fourth and Fifth Reference Payment Notes (Brazil), or (ii) the Second, Third, Fourth and Fifth Reference Payment Notes (Caymans), by hand delivery or by reputable overnight mail service;

          (3) if such decision or award states that the Material Payment Breach first occurred as a result of Itau's failure to pay a Reference Payment owing as of the Third Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their written instruction, either (i) the Third, Fourth and Fifth Reference Payment Notes (Brazil), or (ii) the Third, Fourth and Fifth Reference Payment Notes (Caymans), by hand delivery or by reputable overnight mail service;

          (4) if such decision or award states that the Material Payment Breach first occurred as a result of Itau's failure to pay a Reference Payment owing as of the Fourth Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their written instruction, either (i) the Fourth and Fifth Reference Payment Notes (Brazil), or (ii) the

Fourth and Fifth Reference Payment Notes (Caymans), by hand delivery or by reputable overnight mail service;

          (5) if such decision or award states that the Material Payment Breach first occurred as a result of Itau's failure to pay a Reference Payment owing as of the Fifth Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their written instruction, either (i) the Fifth Reference Payment Notes (Brazil), or (ii) the Fifth Reference Payment Notes (Caymans), by hand delivery or by reputable overnight mail service;

       (b) Whenever either the series of Reference Payment Notes (Brazil) or the series of Reference Payment Notes (Caymans) are released from escrow to AOLA and AOLB in accordance with the provisions of Section 5(a) above,

          (1) the series of Notes selected by AOLA and AOLB to be released from escrow shall be referred to as the "Released Acceleration Payment Notes," and the series of Notes that is not selected by AOLA and AOLB to be released from escrow shall be referred to as the "Retained Acceleration Payment Notes;" and

          (2) except as provided in Section 11 hereof, the Retained Acceleration Payment Notes shall not be released from escrow and shall remain in the custody of the Escrow Agent; and

  6.  Release of Reference Payment Notes From Escrow Upon Lapse of Time.
      -----------------------------------------------------------------

      (a) If, on the second Anniversary Date, all of the following conditions are satisfied, the First Anniversary Reference Payment Note (Brazil) and the First Anniversary Reference Payment Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the second Anniversary Date by hand delivery or by reputable overnight mail service:

              (i) neither the First Anniversary Reference Payment Note (Brazil) nor the First Anniversary Reference Payment Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 4 hereof,

              (ii) the Escrow Agent has not received an Audit Certificate (Reference Payments) that computes a Reference Payment as of the first Anniversary Date that is greater than $0, and

              (iii) the Escrow Agent has not received a certificate in the form of Exhibit I attached hereto (a "Claim Certificate")
                        ---------
                     stating that AOLA and AOLB have made a claim that relates to the First

              Anniversary Reference Payment Note (Brazil) or the First Anniversary Reference Payment Note (Caymans).

       (b) If, on the third Anniversary Date, all of the following conditions are satisfied, the Second Anniversary Reference Payment Note (Brazil) and the Second Anniversary Reference Payment Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the third Anniversary Date by hand delivery or by reputable overnight mail service:

              (i) neither the Second Anniversary Reference Payment Note (Brazil) nor the Second Anniversary Reference Payment Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 4 hereof,

              (ii) the Escrow Agent has not received an Audit Certificate (Reference Payments) that computes a Reference Payment as of the second Anniversary Date that is greater than $0, and

              (iii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Second Anniversary Reference Payment Note (Brazil) or the Second Anniversary Reference Payment Note (Caymans).

       (c) If, on the fourth Anniversary Date, all of the following conditions are satisfied, the Third Anniversary Reference Payment Note (Brazil) and the Third Anniversary Reference Payment Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the fourth Anniversary Date by hand delivery or by reputable overnight mail service:

              (i) neither the Third Anniversary Reference Payment Note (Brazil) nor the Third Anniversary Reference Payment Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 4 hereof,

              (ii) the Escrow Agent has not received an Audit Certificate (Reference Payments) that computes a Reference Payment as of the third Anniversary Date that is greater than $0, and

              (iii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Third Anniversary Reference Payment Note (Brazil) or the Third Anniversary Reference Payment Note (Caymans).

       (d) If, on the fifth Anniversary Date, all of the following conditions are satisfied, the Fourth Anniversary Reference Payment Note (Brazil) and the Fourth Anniversary Reference Payment Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the fifth Anniversary Date by hand delivery or by reputable overnight mail service:

              (i) neither the Fourth Anniversary Reference Payment Note (Brazil) nor the Fourth Anniversary Reference Payment Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 4 hereof,

              (ii) the Escrow Agent has not received an Audit Certificate (Reference Payments) that computes a Reference Payment as of the fourth Anniversary Date that is greater than $0, and

              (iii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Fourth Anniversary Reference Payment Note (Brazil) or the Fourth First Anniversary Reference Payment Note (Caymans).

       (e) If, on the sixth Anniversary Date, all of the following conditions are satisfied, the Fifth Anniversary Reference Payment Note (Brazil) and the Fifth Anniversary Reference Payment Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the sixth Anniversary Date by hand delivery or by reputable overnight mail service:

              (i) neither the Fifth Anniversary Reference Payment Note (Brazil) nor the Fifth Anniversary Reference Payment Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 4 hereof,

              (ii) the Escrow Agent has not received an Audit Certificate (Reference Payments) that computes a Reference Payment as of the fifth Anniversary Date that is greater than $0, and

              (iii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Fifth Anniversary Reference Payment Note (Brazil) or the Fifth Anniversary Reference Payment Note (Caymans).

  7.  Release of Reference Payment Notes From Escrow Upon Release of Termination
      --------------------------------------------------------------------------
Fee Notes.  If at any time, any of the Termination Fee Notes are released from
---------
escrow and delivered to AOLA, AOLB or Itau pursuant to the terms of this Escrow Agreement, then within three (3)

Business Days thereafter, all of the Reference Payment Notes (Brazil) and the Reference Payment Notes (Caymans) shall be released from escrow and shall be delivered to Itau by hand delivery or by reputable overnight mail service.

  8.   Release of Termination Fee Notes From Escrow On Account of Arbitration
       ----------------------------------------------------------------------
Award.
------

       (a) Within three (3) Business Days of receipt by the Escrow Agent of an arbitrator's decision or award finding that Itau is obligated under the Marketing Agreement to pay any Termination Fee, the Escrow Agent shall send a Notice of Entitlement to Release of Notes by facsimile to AOLA, AOLB and Itau setting forth the date that the Escrow Agent received such decision or award and attaching a copy of such decision or award received by the Escrow Agent, and

          (1) if such decision or award states that it is rendered in whole or in part on account of conduct by Itau occurring between the Launch Date and the first Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their written instruction, either the First Anniversary Termination Fee Note (Brazil) or the First Anniversary Termination Fee Note (Caymans) by hand delivery or by reputable overnight mail service;

          (2) if such decision or award states that it is rendered in whole or in part on account of conduct by Itau occurring between the first Anniversary Date and the second Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Second Anniversary Termination Fee Note (Brazil) or the Second Anniversary Termination Fee Note (Caymans) by hand delivery or by reputable overnight mail service;

          (3) if such decision or award states that it is rendered in whole or in part on account of conduct by Itau occurring between the second Anniversary Date and the third Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Third Anniversary Termination Fee Note (Brazil) or the Third Anniversary Termination Fee Note (Caymans) by hand delivery or by reputable overnight mail service;

          (4) if such decision or award states that it is rendered in whole or in part on account of conduct by Itau occurring between the third Anniversary Date and the fourth Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Fourth Anniversary Termination Fee Note (Brazil) or the Fourth Anniversary Termination Fee Note (Caymans) by hand delivery or by reputable overnight mail service; or

          (5) if such decision or award states that it is rendered in whole or in part on account of conduct by Itau occurring between the fourth Anniversary Date and the fifth

Anniversary Date, then, within three (3) Business Days of the delivery of such Notice of Entitlement to Release of Notes, the Escrow Agent shall deliver to AOLA and AOLB, at their election, either the Fifth Anniversary Termination Fee Note (Brazil) or the Fifth Anniversary Termination Fee Note (Caymans) by hand delivery or by reputable overnight mail service.

       (b) Whenever any of the Termination Fee Notes are released from escrow to AOLA and AOLB in accordance with the provisions of Section 8(a) above,

          (1) the Note selected by AOLA and AOLB to be released from escrow shall be referred to as the "Released Termination Fee Note," and the Note that is not selected by AOLA and AOLB to be released from escrow shall be referred to as the "Retained Termination Fee Note;"

          (2) except as provided in Section 11 hereof, the Retained Termination Fee Note shall not be released from escrow and shall remain in the custody of the Escrow Agent; and

          (3) all Termination Fee Notes other than the Released Termination Fee Note and the Retained Termination Fee Note shall be released from escrow and, within three (3) Business Days thereof, shall be delivered by the Escrow Agent to Itau by hand delivery or by reputable overnight mail service.

       (c) Within three (3) Business Days of receipt by the Escrow Agent of an arbitrator's decision finding that Itau is not obligated under the Marketing Agreement to pay any Termination Fee, (i) the Escrow Agent shall send written notification by facsimile to AOLA, AOLB and Itau of the date that the Escrow Agent received such decision, including a copy of such decision received by the Escrow Agent, and (ii) all of the Termination Fee Notes (Brazil) and the Termination Fee Notes (Caymans) shall be released from escrow and shall be delivered by the Escrow Agent to Itau by hand delivery or by a reputable overnight mail service.

  9.   Release of Termination Fee Notes From Escrow Upon Lapse Of Time.
       ---------------------------------------------------------------

       (a) If, on the second Anniversary Date, all of the following conditions are satisfied, the First Anniversary Termination Fee Note (Brazil) and the First Anniversary Termination Fee Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the second Anniversary Date by hand delivery or by reputable overnight mail service:

              (i) neither the First Anniversary Termination Fee Note (Brazil) nor the First Anniversary Termination Fee Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to
                     Section 8 hereof, and

              (ii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the First Anniversary Termination Fee Note (Brazil) or the First Anniversary Termination Fee Note (Caymans).

       (b) If, on the third Anniversary Date, all of the following conditions are satisfied, the Second Anniversary Termination Fee Note (Brazil) and the Second Anniversary Termination Fee Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the third Anniversary Date by hand delivery or by reputable overnight mail service:

              (i) neither the Second Anniversary Termination Fee Note (Brazil) nor the Second Anniversary Termination Fee Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 8 hereof, and

              (ii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Second Anniversary Termination Fee Note (Brazil) or the Second Anniversary Termination Fee Note (Caymans).

       (c) If, on the fourth Anniversary Date, all of the following conditions are satisfied, the Third Anniversary Termination Fee Note (Brazil) and the Third Anniversary Termination Fee Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the fourth Anniversary Date by hand delivery or by reputable overnight mail service:

              (i) neither the Third Anniversary Termination Fee Note (Brazil) nor the Third Anniversary Termination Fee Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to
                     Section 8 hereof, and

              (ii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Third Anniversary Termination Fee Note (Brazil) or the Third Anniversary Termination Fee Note (Caymans).

       (d) If, on the fifth Anniversary Date, all of the following conditions are satisfied, the Fourth Anniversary Termination Fee Note (Brazil) and the Fourth Anniversary Termination Fee Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the fifth Anniversary Date by hand delivery or by reputable overnight mail service:

              (i) neither the Fourth Anniversary Termination Fee Note (Brazil) nor the Fourth Anniversary Termination Fee Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to Section 8 hereof, and

              (ii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Fourth Anniversary Termination Fee Note (Brazil) or the Fourth First Anniversary Termination Fee Note (Caymans).

       (e) If, on the sixth Anniversary Date, all of the following conditions are satisfied, the Fifth Anniversary Termination Fee Note (Brazil) and the Fifth Anniversary Termination Fee Note (Caymans) shall be released from escrow and shall be delivered to Itau within three (3) Business Days of the sixth Anniversary Date by hand delivery or by reputable overnight mail service:

              (i) neither the Fifth Anniversary Termination Fee Note (Brazil) nor the Fifth Anniversary Termination Fee Note (Caymans) have been released from escrow to AOLA and AOLB pursuant to
                     Section 8 hereof, and

              (ii) the Escrow Agent has not received a Claim Certificate stating that AOLA and AOLB have made a claim that relates to the Fifth Anniversary Termination Fee Note (Brazil) or the Fifth Anniversary Termination Fee Note (Caymans).

  10.  Release of Notes Upon Non-Compliance With Caymans Financial Test.
       ----------------------------------------------------------------

       (a) Within three (3) Business Days of the receipt by the Escrow Agent of a certificate by an auditor in the form of Exhibit J attached hereto (an "Audit
                                           ---------
Certificate (Caymans Financial Test)"), stating that Itau does not comply with the Caymans Financial Test, (i) there shall be released from escrow, and the Escrow Agent shall deliver to AOLA and AOLB by hand delivery or by reputable overnight mail service, at the written election of AOLA and AOLB, either the Termination Fee Note (Brazil) or the Termination Fee Note (Caymans) listed in such Audit Certificate (Caymans Financial Test), and (ii) if, pursuant to clause
(i) above, AOLA and AOLB elect to have released from escrow a Termination Fee Note (Brazil), then there shall be released from escrow, and the Escrow Agent shall deliver to AOLA and AOLB by hand delivery or by reputable overnight mail service, the Reference Payment Notes (Brazil) listed in such Audit Certificate (Caymans Financial Test), or if, pursuant to clause (i) above, AOLA and AOLB elect to have released from escrow a Termination Fee Note (Caymans), then there shall be released from escrow, and the Escrow Agent shall deliver to AOLA and AOLB by hand delivery or by reputable overnight mail service, the Reference Payment Notes (Caymans) listed in such Audit Certificate (Caymans Financial
Test).

       (b) The Notes to be released from escrow in accordance with Section 10(a) above shall be referred to as the "Released CFT Notes," and the Notes that are not released from escrow shall be referred to as the "Retained CFT Notes."

       (c) Except as provided in Section 11 hereof, the Retained CFT Notes shall not be released from escrow and shall remain in the custody of the Escrow Agent.

  11.  Exchange of Released Note(s) for Retained Note(s).
       -------------------------------------------------

       (a) At any time that AOLA and AOLB have possession of a Released Reference Payment Note, a Released Termination Fee Note, the Released Acceleration Payment Notes or the Released CFT Notes (each such Note or Notes being hereinafter referred to as the "Released Note" or the "Released Notes"), AOLA and AOLB may exchange such Released Reference Payment Note for the Retained Reference Payment Note, may exchange such Released Termination Fee Note for the Retained Termination Fee Note, may exchange all of such Released Acceleration Payment Notes for all of the Retained Acceleration Payment Notes, and may exchange all of such Released CFT Notes for the Retained CFT Notes (each such Note or Notes for which the Released Note or Notes may be exchanged being hereinafter referred to as the "Retained Note" or the "Retained Notes"). Upon such exchange, (i) the Retained Note or Notes shall be released from escrow and the Escrow Agent shall deliver the Retained Note or Notes to AOLA and AOLB by hand delivery or by reputable overnight mail service, and (ii) the Escrow Agent shall take custody of the Released Note or Notes, and shall hold such Released Note or Notes in accordance with the provisions of Section 3 hereof. Immediately after such exchange, for purposes of this Escrow Agreement, the Retained Note or Notes delivered to AOLA and AOLB in accordance with the immediately preceding sentence shall be deemed to be the Released Note or Notes, and the Released Note or Notes over which the Escrow Agent has taken custody pursuant to the immediately preceding sentence shall be deemed to be the Retained Note or Notes. AOLA and AOLB may conduct unlimited exchanges of Released Notes for Retained Notes in accordance with the terms of this Section.

       (b) Pursuant to the terms of the Marketing Agreement, under certain circumstances after a Released Note or Notes have been released from escrow and delivered to AOLA and AOLB pursuant to the terms of this Escrow Agreement, Itau is entitled to substitute a Substituted Reference Payment Note for a Released Reference Payment Note, a Substituted Termination Fee Note for a Released Termination Fee Note, a Substituted Acceleration Payment Note for all of the Released Acceleration Payment Notes, and a Substituted CFT Note for all of the Released CFT Notes. The parties hereto agree that, if Itau shall make any such substitutions (all of which substitutions shall be made directly among AOLA, AOLB and Itau without the involvement of the Escrow Agent), for all purposes under this Escrow Agreement, any such substituted note or notes shall be deemed to be the corresponding Released Note or Notes for which such substitution was made, notwithstanding the fact that such substituted note or notes may state a different principal amount than the Released Note or Notes or that more than one note may be substituted for a single note. AOLA, AOLB and Itau shall notify the Escrow Agent in writing if any such substitutions are made, and shall identify the substituted note and the Released Note or Notes for which such substitution was made.

  12.  Release of All Notes on Termination Date.  All Notes in the custody of
       ----------------------------------------
the Escrow Agent as of the Termination Date shall be released from escrow and shall be delivered to Itau within three (3) Business Days thereof by hand delivery or by reputable overnight mail service.

  13.  Release of Notes By Consent.  At any time, AOLA, AOLB and Itau may, by
       ---------------------------
mutual agreement, direct the Escrow Agent to release one of more of the Notes by delivering to the Escrow Agent a certificate in the form of Exhibit K attached
                                                            ---------
hereto (a "Note Release Certificate"). Upon receipt by the Escrow Agent of a Note Release Certificate, the Notes listed in such Note Release Certificate shall be released from escrow and, within three (3) Business Days of such receipt, the Escrow Agent shall deliver the Notes listed in such Note Release Certificate to the party listed in such Note Release Certificate by hand delivery or by reputable overnight mail service

     14.  Deposit/Release of Reference Payment Notes On Account of Failure to
          -------------------------------------------------------------------
Pay Post-Breach Reference Payment.
---------------------------------

          (a) Upon receipt by the Escrow Agent of a certificate in the form of Exhibit L attached hereto (a "Certificate of Deposit of Post-Breach Reference
---------
Payment Note"), together with the original promissory note described in such Certificate (the "Post-Breach Reference Payment Note"), the Escrow Agent shall hold such Post-Breach Reference Payment Note in escrow in the same manner and under the same terms and conditions as the Notes, and such Post-Breach Reference Payment Note shall constitute a "Note" for all purposes under this Escrow Agreement.

          (1) The Post-Breach Reference Payment Note shall be released to AOLA or AOLB upon receipt by the Escrow Agent of a Certificate of Release of Reference Payment Note in the form of Exhibit M attached hereto, whereupon
                                      ---------
within three (3) Business Days thereafter, the Escrow Agent shall deliver the Post-Breach Reference Payment Note to AOLA and AOLB by hand delivery or by reputable overnight mail service.

          (2) In the event that Itau exercises its exchange rights pursuant to
Section 11 hereof, AOLA, AOLB and Itau shall designate the Reference Payment Note for which the Post-Breach Reference Payment Note has been substituted, it being understood that, pursuant to the terms of the Marketing Agreement, such Reference Payment Note has been split into two substituted notes, one being the Post-Breach Reference Payment Note held in escrow by the Escrow Agent and the other being a note that has been delivered to AOLA and AOLB (the "Pre-Breach Reference Payment Note"). For purposes of Section 11 hereof, unless and until the Post-Breach Reference Payment Note is released to AOLA and AOLB, the Pre-Breach Reference Payment Note shall be deemed to be the Released Reference Payment Note. On and after the date, if any, that the Post-Breach Reference Payment Note is released to AOLB and AOLB, both the Pre-Breach Reference Payment Note and the Post-Breach Reference Payment Note, collectively, shall be deemed to be the Released Reference Payment Note.

       (b) Upon receipt by the Escrow Agent of a Certificate of Release of Reference Payment Note stating that a Reference Payment Note should be released to AOLA and AOLB on account of the fact that Itau has failed to pay a Post-Breach Reference Payment, such Reference Payment Note shall be released from escrow and delivered to AOLA and AOLB within three (3) Business Days thereafter by hand delivery or by reputable overnight mail service.

  15.  Continuation of Escrow.  Except as expressly permitted by the terms of
       ----------------------
this Escrow Agreement, or as otherwise ordered by an arbitrator or court of competent jurisdiction, none of the Notes shall be released from the escrow created by this Escrow Agreement.

  16.  Applicable Law; Arbitration.
       ---------------------------

       (a) This Agreement shall be governed by and construed and interpreted in accordance with the law of the State of New York, without reference to the conflict of laws provisions thereof except for N.Y.G.O.L. (S)(S) 5-1401 and 5-1402.

       (b) Any dispute, controversy or claim among AOLA, AOLB and Itau arising out of or relating to this Agreement, or the breach, termination or validity thereof ("Dispute") shall be decided by arbitration administered by the American Arbitration Association ("AAA") in accordance with the International Arbitration Rules of the AAA ("Rules"). For the purpose of any arbitration held pursuant to this Section 16, AOLA and AOLB shall act as one party and Itau shall act as one party for the purpose of the appointment of arbitrators and for the general conduct of the arbitration. The arbitration shall be conducted in New York in the English language and the award shall be rendered in New York. Any judicial proceeding by a party seeking to set aside, vacate or modify an arbitral award issued hereunder shall be filed in the United States District Court for the Southern District of New York or the New York State Courts located in New York, New York and shall be subject to the Federal Arbitration Act, 9 U.S.C. (S)(S) 1 et seq. The parties hereto consent to the exclusive -- --- jurisdiction of the aforesaid courts for any judicial consideration of an arbitration award hereunder.

       (c) Each arbitration shall be commenced by, and on the date of, the serving of a statement of claim by the claimant on the respondent ("Commencement"). The claimant shall simultaneously file such statement of claim with the AAA. The arbitral award shall be final and binding and the prevailing party may enter such award in any court having jurisdiction. The panel shall order all expenses and costs of an arbitration, including reasonable counsel and consultant fees, to be paid by the non-prevailing party. In a proceeding in which both parties prevail on different issues in dispute, the panel shall provide in its award for an apportionment of such expenses and costs reasonably reflecting the relative significance of the issues decided. Any disputes as to the reasonableness of counsel fees or other expenses or costs of the prevailing party shall be decided by the same panel. The arbitral award shall incorporate the amount of costs and fees to be paid by the non-prevailing party. By agreeing to arbitration, the parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings. However, the parties agree that any such relief in aid of arbitration shall be sought exclusively in the United States District Court for the Southern District of New York or the New York State Courts located in New York, New York. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies or to order any party or parties to request that a court modify or vacate any temporary or preliminary relief issued by that court, and to award damages for the failure of any party to comply with the arbitral tribunal's orders to that effect. The parties shall use commercially reasonable efforts to facilitate the expeditious resolution of any Disputes.

       (d) With respect to any arbitration commenced pursuant to this Section 16, the following specific schedule and content of proceedings shall be adhered to by the parties, unless otherwise mutually agreed:

          (1) Within thirty (30) days after the execution of this Agreement, the parties, in consultation with the Escrow Agent, shall pre-select a single arbitrator to hear any such Dispute and at least two additional back-up arbitrators who will, in the order ranked by the parties, serve if the first chosen arbitrator is unable to serve on the schedule required hereunder. If the parties are unable to agree on the arbitrators within said thirty (30) days, either or both parties shall immediately request the AAA to make such selection after furnishing the parties a list of no less than ten (10) qualified arbitrators. Within ten (10) days after receipt of such list, each party shall return said list to the AAA in which it shall have stricken three (3) of the arbitrator candidates and ranked the remaining arbitrator candidates remaining on the list 1 through 7, 1 being the party's first choice. The AAA shall select one arbitrator and two back-up arbitrators in order of their combined ranking by the parties. Upon selection, the arbitrators shall be provided a copy of this Escrow Agreement and other information either party considers useful to the arbitrator for purposes of being prepared to consider such Dispute. As provided in this Section, the place of arbitration shall be New York and the award shall be rendered in New York; however, the arbitrator shall have discretion to hold evidentiary hearings in Brazil or elsewhere where appropriate to expedite the proceeding.

          (2) Immediately upon commencement, the party initiating the arbitration shall contact the first ranking pre-selected arbitrator and request their service on the schedule set forth herein. In the event that person is not able to commit to this schedule, the back-up arbitrators shall be similarly contacted in their order of ranking. The first arbitrator in the ranking to commit to the schedule shall be the selected arbitrator. Within five (5) days after notification by either party to the other party and the selected arbitrator of such a Dispute, the arbitrator shall meet with the parties and determine the information to be provided by the parties and the schedule upon which the arbitration shall proceed; provided, however, that such proceedings
                                     --------  -------
shall, unless the parties agree otherwise, be concluded and a final award rendered no more than thirty (30) days after the receipt by the parties and the selected arbitrator of the notice of the Dispute. An award rendered hereunder shall be valid and binding notwithstanding the failure of the arbitrator to render the award within the schedule set forth herein or as mutually amended by the parties. The parties specifically agree not to move to set aside or refuse enforcement of such award on the basis that it was not timely rendered and irrevocably waive any right to do so.

       (e) Unless mutually agreed by the parties, there shall be no joinder or consolidation of a Dispute hereunder with any other Dispute.

       (f) In the case of all arbitration proceedings hereunder, the award of the single arbitrator or tribunal shall be final and fully effective as between the parties when the award is issued to the parties without regard to the filing by any party of judicial proceedings seeking to set aside, vacate or modify the award. In the event that judicial proceedings are filed as to any award and a final judicial determination is made setting aside, vacating or modifying the award, the parties shall take all appropriate actions to comply with such determination, including the revocation or unwinding of any actions taken or restoration of any payments made pursuant to the arbitral award with interest thereon at the prevailing rate.

       (g) The parties shall continue to perform their obligations hereunder during the pendency of any arbitral proceeding.

  17.  Limitation of Disputes.  AOLA, AOLB and Itau hereby agree that any claim,
       ----------------------
counterclaim, defense, setoff, offset, dispute or controversy arising among the parties under the Marketing Agreement shall not constitute a claim, counterclaim, defense, setoff, offset, dispute or controversy under this Escrow Agreement, nor shall it impair, delay or affect the operation or interpretation of the terms of this Escrow Agreement. The rights and obligations of the parties hereto are separate and independent from the rights and obligations of the parties under the Marketing Agreement.

  18.  Escrow Agent.
       ------------

       (a) The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. The Escrow Agent may conclusively rely and shall be protected in acting or refraining from acting upon any written notice, request, waiver, consent, receipt or other paper or document from any duly authorized officer or agent of AOLA, AOLB or Itau, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth of any information therein contained that the Escrow Agent in good faith believes to be genuine and as to which the Escrow Agent shall have no actual notice of invalidity, lack of authority or other deficiency; provided, that this Section 18(a) shall in no way authorize the Escrow Agent to deviate from or fail to comply with the express terms of this Escrow Agreement.

       (b) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except for any liability arising from its (i) failure to comply with the terms of this Escrow Agreement or (ii) own gross negligence, willful misconduct or bad faith. In the event of any dispute between or conflicting claims by or among AOLA, AOLB, Itau and/or any other person or entity with respect to any of the

Notes, the Escrow Agent shall not be or become liable in any way to AOLA, AOLB and Itau for complying with the terms of this Escrow Agreement.

       (c) The Escrow Agent shall be entitled to consult with competent and responsible counsel of its choice with respect to the interpretation of the provisions hereof, and any other legal matters relating hereto, and shall be fully protected in taking any action or omitting to take any action in good faith in accordance with the advice of such counsel.

       (d) AOLA, AOLB and Itau jointly and severally agree to reimburse, indemnify and hold the Escrow Agent harmless from any and all claims, liabilities, damages, costs, payments and expenses of the Escrow Agent in connection with its performance of its duties hereunder, including without limitation, fees and expenses of counsel (who may be selected by the Escrow Agent) for court actions, any transfer taxes or other taxes relating to the Notes incurred in connection herewith, or for anything done or omitted by it in the performance of this Escrow Agreement, except as a result of the Escrow Agent's (i) failure to comply with the terms of this Escrow Agreement or (ii) own gross negligence, willful misconduct or bad faith.

       (e) All expenses of the Escrow Agent for its services hereunder (including fees and expenses of legal counsel) shall be paid one half by AOLA and AOLB and one half by Itau.

       (f) None of the provisions contained in this Escrow Agreement shall cause the Escrow Agent to advance its own funds in the performance of their duties herein described.

       (g) The Escrow Agent shall not by reason of serving as Escrow Agent hereunder be prohibited from providing other services to any party hereto.

       (h) Upon the release from escrow of any Notes and the delivery of such Notes as provided in this Escrow Agreement, the Escrow Agent shall have no further duties with respect to such Notes.

       (i) Upon the occurrence of the Termination Date and the fulfillment of all duties of the Escrow Agent hereunder, the Escrow Agent shall cease to be the Escrow Agent hereunder and shall have no further duties or obligations under this Escrow Agreement.

       (j) The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or instruments deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document or instrument.

       (k) The Escrow Agent does not have any interest in the Notes deposited hereunder but is serving as escrow holder only and having only possession thereof.

       (l) If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Notes in escrow (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Notes), the Escrow Agent shall immediately deliver a copy of such process by hand delivery or by reputable overnight mail service to AOLA, AOLB and Itau. The Escrow Agent is authorized to comply with such process in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

  19.  Successor Escrow Agent.  The Escrow Agent, or any successor, may resign
       ----------------------
at any time upon giving written notice to AOLA, AOLB and Itau thirty (30) days before such resignation shall take effect. In addition, AOLA, AOLB and Itau may terminate the Escrow Agent's appointment as escrow agent upon giving written notice (jointly signed by AOLA, AOLB and Itau) to the Escrow Agent thirty (30) days before such termination shall take effect. If the Escrow Agent shall resign, be terminated or be unable to serve, then it shall be succeeded by a successor escrow agent jointly named by AOLA, AOLB and Itau in such thirty (30) day period, or if no such appointment is made by that time, then appointed by a court of competent jurisdiction upon petition by the Escrow Agent, AOLA, AOLB or Itau (in which action the other parties shall be afforded a reasonable opportunity to participate) to appoint a successor escrow agent. The Escrow Agent so removed shall deliver the Notes or any documents held in escrow hereunder to its successor and shall thereupon be discharged, and the successor shall thereupon succeed to all of the rights, powers and duties and shall assume all of the obligations of the Escrow Agent originally named in this Escrow Agreement. Upon such delivery of the Notes and any other documents, the Escrow Agent shall have no further duties, responsibilities or obligations under this Escrow Agreement. The successor Escrow Agent shall be a United States bank or trust company with assets of at least $50,000,000 and with a place of business in New York, New York.

  20.  Termination.  Unless extended in writing by the parties hereto, the
       -----------
escrow provided for in this Escrow Agreement shall expire on the earlier of:

       (a) the date set forth in a certificate signed by AOLA, AOLB and Itau in the form attached hereto as Exhibit N (a "Termination Date Certificate");
                            ---------

       (b) the date determined by an arbitrator appointed pursuant to the Marketing Agreement as being the date upon which this Escrow Agreement terminates, or;

       (c) the date which is the later of (i) the date that all of the Notes have been released from the escrow created by this Escrow Agreement, and (ii) thirty (30) days after the date upon which all Disputes under this Escrow Agreement are determined by a final decision or award of an arbitrator in accordance with Section 16 hereof (the "Termination Date").

  21.  Notices; Addresses for Delivery of Notes.  Whenever any Note is required
       ----------------------------------------
to be delivered pursuant to the terms of this Escrow Agreement, such Note shall be delivered to the party at its address listed below, including any changes to such address as permitted by the terms of this Section. For purposes of determining the date upon which a Note is delivered to a party within the meaning of this Escrow Agreement, delivery shall be deemed to have been made, in the case of hand delivery, on the date such Note is received by such party and, in the case of overnight mail, on the day such Note is given to such overnight mail service, postage pre-paid; provided, however, notices to the Escrow Agent shall be deemed to be given when actually received by the Escrow Agent at its address listed below. All other notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when received, if personally delivered or sent by facsimile transmission, on the following day if sent by overnight mail, or five (5) days after deposited in the U.S. mail for delivery by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

  If to AOLA and AOLB to:

                    AOL Latin America, Inc
                    600 N. Andrews Avenue, Suite 500.
                    Fort Lauderdale, FL 33309
                    Fax:  (954) 233-1801
                    Attention:  President

  with a copy, which shall not constitute notice, to:

                    Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center
                    Boston, MA  02111
                    Fax:  (617) 542-2241
                    Attention:  Peter S. Lawrence, Esq.

  If to Itau:
                    Banco Itau, S.A.
                    Rua Boa Vista, 176
                    Sao Paulo - SP - Brazil
                    Attention:  President and CEO
                    Fax:  55-11-237-3030

  With a copy, which shall not constitute notice, to:

                    Skadden, Arps, Slate, Meagher & Flom, L.L.P.
                    4 Times Square
                    New York, NY  10036
                    Fax:  212-735-2000
                    Attention:  Paul T. Schnell, Esq.

  If to the Escrow Agent to:

                    [*]
                    101 Barclay Street, 21W
                    New York, NY  10286
                    Fax:  212-815-5190
                    Attention:  Insurance and Escrow Group


  Addresses may be changed by written notice given pursuant to this Section 21. Any notice given hereunder may be given on behalf of any party by such party's counsel or other authorized representative. The Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by AOLA, AOLB or Itau or by a person or persons authorized by them.

  22.  Further Documents.  Each party hereto agrees to execute such other and
       -----------------
further documents as may be necessary to carry out the intent of this Escrow Agreement, if reasonably requested by any other party hereto.

  23.  Waivers.  The failure in any one or more instances of a party hereto to
       -------
insist upon performance of any of the terms, covenants or conditions of this Escrow Agreement, to exercise any right or privilege conferred in this Escrow Agreement or the waiver by said party of any breach of any of the terms, covenants or conditions of this Escrow Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance of waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

  24.  Counterparts.  This Escrow Agreement may be executed in two or more
       ------------
counterparts, each of which shall be deemed to be an original and all such counterparts shall constitute but one instrument.

  25.  Force Majeure.  No party hereto shall be responsible for delays or
       -------------
failures in performance under this Escrow Agreement resulting from acts beyond such party's control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts or war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

  26.  Severability.  The invalidity of any provision of this Escrow Agreement
       ------------
or portion of a provision shall not affect the validity of any other provision of this Escrow Agreement or the remaining portion of the applicable provision.

  27.  Preservation of Remedies.  Except as provided in Section 16 hereof, no
       ------------------------
right or remedy herein conferred upon or reserved to any party hereto is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Without limiting the foregoing, nothing herein shall limit AOLA's or AOLB's recourse to Itau for any amounts due under the Marketing Agreement, and neither AOLA nor AOLB shall be obligated to exercise its rights under this Escrow Agreement prior to taking other actions available to it under the Marketing Agreement or at law or in equity or otherwise with respect to any amounts due under the Marketing Agreement. AOLA and AOLB shall have the right and discretion to proceed with any and all remedies available to them under this Escrow Agreement, the Marketing Agreement or otherwise, in such order, or simultaneously, as they shall determine in their sole discretion.

  28.  Applicable Law.  This Escrow Agreement shall be governed by the law of
       --------------
the State of New York without giving effect to the conflict of law principles thereof.

  29.  Binding Effect.  This Escrow Agreement shall inure to the benefit of and
       --------------
be binding upon, and enforceable by, the parties hereto and their successors and permitted assigns.

  30.  Assignability.  This Escrow Agreement shall not be transferable or
       -------------
assignable by any party hereto without the prior written consent of the other parties. Any attempted transfer or assignment other than as permitted above shall be null and void.

  31.  Amendments.  This Escrow Agreement shall not be modified, amended or
       ----------
supplemented, except pursuant to an instrument in writing executed and delivered on behalf of each of the parties hereto. Should AOLA, AOLB and Itau attempt to change this Escrow Agreement in a manner that would increase the duties or responsibilities of the Escrow Agent, the Escrow Agent may resign as Escrow Agent in accordance with the terms of Section 18 of this Escrow Agreement.

  32.  Headings.  The headings and captions contained in this Escrow Agreement
       --------
are for convenience of reference only and shall not affect the meaning or interpretation of this Escrow Agreement.

  33.  Entire Agreement.  This Escrow Agreement sets forth the entire agreement
       ----------------
and understanding with respect to the escrow transactions described herein and supersedes all prior agreements, arrangements and undertakings, whether oral or written, relating to the subject matter hereof.

  34.  Confidentiality.  No printed or other material in any language, including
       ---------------
prospectuses, notices, reports, and promotional material which mentions "[*]" by name shall be publicly issued by any other parties hereto, or on such party's behalf, without the prior written consent of the Escrow Agent, unless such issuance is required by law.

  35.  Due Authorization.  Each of AOLA, AOLB and Itau hereby represents and
       -----------------
warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, and (b) that the execution, delivery and performance of this Escrow Agreement by AOLA, AOLB and Itau do not and will not violate any applicable law or regulation.

  36.  Survival of Sections.  The provisions of Sections 16, 18 and 29 shall
       --------------------
survive the termination of this Escrow Agreement or the resignation or removal of the Escrow Agent.

  37.  No Third Party Beneficiary.  This Escrow Agreement is for the exclusive
       --------------------------
benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

  IN WITNESS WHEREOF, the parties hereto have executed or caused this Escrow Agreement to be executed as an instrument under seal by their duly authorized representatives, as of the date first above written.

                                     AMERICA ONLINE LATIN AMERICA, INC.



                                     By: ________________________________
                                     Name:
                                     Title:

                                     AOL BRASIL LTDA.



                                     By: ________________________________
                                     Name:
                                     Title:

                                     BANCO ITAU, S.A.

                                     By: _________________________________
                                     Name:
                                     Title:

                                     [*], as Escrow Agent



                                     By: __________________________________
                                     Name:
                                     Title:

                                   EXHIBIT A

                        REFERENCE PAYMENT NOTES (BRAZIL)

                                NOTA PROMISSORIA

Pagarei a America Online Latin America, Inc., uma sociedade devidamente organizada e existente em conformidade com as leis de ___________, com sede em ________________________(endereco completo), por esta nota promissoria, a quantia em Reais equivalente a US$______________________ (___________), pelo cambio do dia do pagamento, a taxa de venda do dolar norte-americano, divulgada pelo Banco Central do Brasil (PTAX 800-opcao 5), acrescida, na mora, de juros de 9% a.a. ou pro rata die.

Esta nota promissoria tem vencimento a vista, podendo ser apresentada, para pagamento, no prazo de 10 (dez) anos, a contar da data de sua emissao.

Esta nota promissoria e nao endossavel, exceto para a AOL Brasil Ltda.

Praca de pagamento: Sao Paulo (SP), Brasil

Local de emissao: Sao Paulo (SP), Brasil

Data de emissao: __ de ________de 2000.

Emitente:
Banco Itau S.A.
CNPJ no.__________________    __________________________________
Endereco:                     Nome:
                              Cargo:

                              __________________________________
                              Nome:
                              Cargo

Bom para Aval:

Itaucorp ___(razao social completa)
CNPJ no.__________________    __________________________________
Endereco:                     Nome:
                              Cargo:

                              __________________________________
                              Nome:
                              Cargo:

                                   EXHIBIT B

                       REFERENCE PAYMENT NOTES (CAYMANS)

                                PROMISSORY NOTE



US   $________________  _________, 20__


FOR VALUE RECEIVED, the undersigned, BANCO ITAU, S.A., GRAND CAYMAN BRANCH, a bank organized under the laws of Brazil and registered as a foreign company in the Cayman Islands (hereinafter called the "Maker"), promises to pay to the order of AMERICA ONLINE LATIN AMERICA, INC., a company organized under the laws of the State of Delaware of the United States of America (hereinafter called the "Holder"), the principal sum of ____________________________ ($____________)
U.S. DOLLARS.

Principal shall be payable on demand by the Holder at the offices of Maples and Calder, PO Box 309, Ugland House, George Town, Grand Cayman, Cayman Islands or at such other place as the Holder may designate in writing.

Notwithstanding any provisions to the contrary herein contained, during the period of any Default (as defined below) under the terms of this Note, the interest rate on the entire indebtedness then outstanding shall be at the rate of 9% per annum. Interest shall be computed daily from the date of Default and continuing until such Default is cured. The total charges for interest and in the nature of interest shall not exceed the maximum amount allowed by law, and any excess portion of such charges that may have been paid shall be deemed to have been prepayments of principal.

The Maker shall be in default of this Note (a "Default") if: (i) the principal is not received by the Holder on the due date of payment; (ii) the Maker shall not be in compliance with any of the terms of this Note. Upon any Default hereunder, the Maker agrees to pay all costs of collection, including all costs and a reasonable attorneys' fee, in case the principal of this Note or interest thereon is not paid on the respective due dates whether suit be brought or not.

This Note may be assigned by the Holder only to AOL Brasil Ltda, a Brazilian limited liability quota company, but may not otherwise be assigned, transferred or endorsed.

Any failure of the Holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

The sums due under this Note shall not be subject to set-off, deduction, or claims in the nature thereof which any the Maker may have against the holder hereof; the Maker hereby waives any such claim of set-off, deduction, or any claim in the nature thereof.

Each provision of this Note is intended to be severable and the invalidity or illegality of any portion of this Note shall not affect the validity or legality of the remainder hereof.

This Note shall be governed by, and interpreted in accordance with, the laws of the Cayman Islands. The Maker agrees that the Courts of the Cayman Islands shall have exclusive jurisdiction to hear any dispute (including claims for set off and counterclaims) which may arise in connection with the validity, effect, interpretation or performance of this Note or otherwise arising in connection with this Note. The Maker agrees not to challenge the jurisdiction of the Courts of the Cayman Islands whether on forum non conveniens grounds or otherwise.

This Note constitutes the entire agreement between the Maker and the Holder relating to the subject matter of this Note. The Maker acknowledges and confirms that in entering into this Note it is not relying upon any statement or representation made by or on behalf of the Holder, whether or not in writing, at any time prior to execution of this Note which is not expressly set out herein. The Maker expressly agrees that it will not have any right of action in relation to any statement or representation, whether oral or written, made on behalf of any of the Holder in the course of any negotiations which preceded the execution of this Note, unless such statements or representations were made fraudulently.

The Maker appoints the firm listed below as agent for service of process and any other documents in proceedings in any legal proceedings in the Cayman Islands in connection with this Note. Any writ, judgment or other notice or legal process shall be sufficiently served on the relevant firm if delivered to that firm at its address for the time being. The Maker undertakes not to revoke the authority of that firm to act as agent for such service unless it first appoints a substitute agent for service of process reasonably acceptable to the Holder:

Scotiabank (Cayman Islands) Ltd.
Scotia Centre
6, Cardinal Avenue
George Town
Grand Cayman
Cayman Islands

BANCO ITAU, S.A., GRAND CAYMAN BRANCH

By:                                             Its:

                                   EXHIBIT C

                         TERMINATION FEE NOTES (BRAZIL)

                                NOTA PROMISSORIA

Pagarei a America Online Latin America, Inc., uma sociedade devidamente organizada e existente em conformidade com as leis de ___________, com sede em ________________________(endereco completo), por esta nota promissoria, a quantia em Reais equivalente a US$______________________ (___________), pelo cambio do dia do pagamento, a taxa de venda do dolar norte-americano, divulgada pelo Banco Central do Brasil (PTAX 800-opcao 5), acrescida, na mora, de juros de 9% a.a. ou pro rata die.

Esta nota promissoria tem vencimento a vista, podendo ser apresentada, para pagamento, no prazo de 10 (dez) anos, a contar da data de sua emissao.

Esta nota promissoria e nao endossavel, exceto para a AOL Brasil Ltda.

Praca de pagamento: Sao Paulo (SP), Brasil

Local de emissao: Sao Paulo (SP), Brasil

Data de emissao: __ de ________de 2000.

Emitente:
Banco Itau S.A.
CNPJ no.__________________    __________________________________
Endereco:                     Nome:
                              Cargo:

                              __________________________________
                              Nome:
                              Cargo
Bom para Aval:

Itaucorp ___(razao social completa)
CNPJ no.__________________    __________________________________
Endereco:                     Nome:
                              Cargo:
                              __________________________________
                              Nome:
                              Cargo:

                                   EXHIBIT D

                        TERMINATION FEE NOTES (CAYMANS)

                                PROMISSORY NOTE



US   $________________  _________, 20__


FOR VALUE RECEIVED, the undersigned, BANCO ITAU, S.A., GRAND CAYMAN BRANCH, a bank organized under the laws of Brazil and registered as a foreign company in the Cayman Islands (hereinafter called the "Maker"), promises to pay to the order of AMERICA ONLINE LATIN AMERICA, INC., a company organized under the laws of the State of Delaware of the United States of America (hereinafter called the "Holder"), the principal sum of ____________________________ ($____________)
U.S. DOLLARS.

Principal shall be payable on demand by the Holder at the offices of Maples and Calder, PO Box 309, Ugland House, George Town, Grand Cayman, Cayman Islands or at such other place as the Holder may designate in writing.

Notwithstanding any provisions to the contrary herein contained, during the period of any Default (as defined below) under the terms of this Note, the interest rate on the entire indebtedness then outstanding shall be at the rate of 9% per annum. Interest shall be computed daily from the date of Default and continuing until such Default is cured. The total charges for interest and in the nature of interest shall not exceed the maximum amount allowed by law, and any excess portion of such charges that may have been paid shall be deemed to have been prepayments of principal.

The Maker shall be in default of this Note (a "Default") if: (i) the principal is not received by the Holder on the due date of payment; (ii) the Maker shall not be in compliance with any of the terms of this Note. Upon any Default hereunder, the Maker agrees to pay all costs of collection, including all costs and a reasonable attorneys' fee, in case the principal of this Note or interest thereon is not paid on the respective due dates whether suit be brought or not.

This Note may be assigned by the Holder only to AOL Brasil Ltda, a Brazilian limited liability quota company, but may not otherwise be assigned, transferred or endorsed.

Any failure of the Holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

The sums due under this Note shall not be subject to set-off, deduction, or claims in the nature thereof which any the Maker may have against the holder hereof; the Maker hereby waives any such claim of set-off, deduction, or any claim in the nature thereof.

Each provision of this Note is intended to be severable and the invalidity or illegality of any portion of this Note shall not affect the validity or legality of the remainder hereof.

This Note shall be governed by, and interpreted in accordance with, the laws of the Cayman Islands. The Maker agrees that the Courts of the Cayman Islands shall have exclusive jurisdiction to hear any dispute (including claims for set off and counterclaims) which may arise in connection with the validity, effect, interpretation or performance of this Note or otherwise arising in connection with this Note. The Maker agrees not to challenge the jurisdiction of the Courts of the Cayman Islands whether on forum non conveniens grounds or otherwise.

This Note constitutes the entire agreement between the Maker and the Holder relating to the subject matter of this Note. The Maker acknowledges and confirms that in entering into this Note it is not relying upon any statement or representation made by or on behalf of the Holder, whether or not in writing, at any time prior to execution of this Note which is not expressly set out herein. The Maker expressly agrees that it will not have any right of action in relation to any statement or representation, whether oral or written, made on behalf of any of the Holder in the course of any negotiations which preceded the execution of this Note, unless such statements or representations were made fraudulently.

The Maker appoints the firm listed below as agent for service of process and any other documents in proceedings in any legal proceedings in the Cayman Islands in connection with this Note. Any writ, judgment or other notice or legal process shall be sufficiently served on the relevant firm if delivered to that firm at its address for the time being. The Maker undertakes not to revoke the authority of that firm to act as agent for such service unless it first appoints a substitute agent for service of process reasonably acceptable to the Holder:

Scotiabank (Cayman Islands) Ltd.
Scotia Centre
6, Cardinal Avenue
George Town
Grand Cayman
Cayman Islands

BANCO ITAU, S.A., GRAND CAYMAN BRANCH

By:                                             Its:

                                   EXHIBIT E

                          ANNIVERSARY DATE CERTIFICATE

     The undersigned hereby certifies to [*] (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

     1. The undersigned are "AOLA," "AOLB" and "Itau" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

     2. This Anniversary Date Certificate is submitted to the Escrow Agent in connection with the Escrow Agreement.

     3. For purposes of the Escrow Agreement, the [first][second][third][fourth][fifth][sixth] "Anniversary Date" shall be deemed to be _____________________, 20___.

     IN WITNESS WHEREOF, the undersigned has executed this Anniversary Date Certificate as of the ____ day of _______, 20___.

                                AMERICA ONLINE LATIN AMERICA, INC.



                                By: ________________________________
                                Name:
                                Title:

                                AOL BRASIL LTDA.



                                By: ________________________________
                                Name:
                                Title:

                                BANCO ITAU, S.A.



                                By: _________________________________
                                Name:
                                Title:

                                   EXHIBIT F

                            LAUNCH DATE CERTIFICATE

     The undersigned hereby certifies to [*] (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

     1. The undersigned are "AOLA," "AOLB" and "Itau" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

     2. This Launch Date Certificate is submitted to the Escrow Agent in connection with the Escrow Agreement.

     3. For purposes of the Escrow Agreement, the "Launch Date" shall be deemed to be _____________________, 20___.

     IN WITNESS WHEREOF, the undersigned has executed this Launch Date Certificate as of the ____ day of _______, 20___.


                                     AMERICA ONLINE LATIN AMERICA, INC.



                                     By: ________________________________
                                     Name:
                                     Title:

                                     AOL BRASIL LTDA.



                                     By: ________________________________
                                     Name:
                                     Title:

                                     BANCO ITAU, S.A.



                                     By: _________________________________
                                     Name:
                                     Title:

                                   EXHIBIT G

                     AUDIT CERTIFICATE (REFERENCE PAYMENTS)

     The undersigned hereby certifies to [*] (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

     1. The undersigned is the duly appointed Auditor pursuant to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

     2. This Audit Certificate (Reference Payments) is submitted to the Escrow Agent in connection with the Escrow Agreement.

     3. In accordance with the terms of the Marketing Agreement, the Auditor has completed an Audit and has concluded that the Reference Payment as of the [first][second][third][fourth][fifth] Anniversary Date is
$____________________________ (USD).

                                       OR

     3. In accordance with the terms of the Marketing Agreement, the Auditor has concluded that Itau has failed to provide the Auditor with information sufficient to enable the Auditor to compute a Reference Payment as of the [first][second][third][fourth][fifth] Anniversary Date. Therefore, the Reference Payment with respect to such Anniversary Date is $_________________ (USD).

     IN WITNESS WHEREOF, the undersigned has executed this Audit Certificate (Reference Payments) as of the ____ day of _______, 20___.

                                          [THE AUDITOR]



                                          By:  __________________________
                                          Name:
                                          Title:

                                   EXHIBIT H

                   NOTICE OF ENTITLEMENT TO RELEASE OF NOTES

     The undersigned, as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the undersigned, hereby gives notice to AOLA, AOLB and Itau as follows (capitalized terms not defined herein shall have the meanings given to such terms in the Escrow Agreement):

     1. This Notice of Entitlement to Release of Notes is provided to AOLA, AOLB and Itau by the Escrow Agent in connection with the Escrow Agreement.

     2. On [DATE], the Escrow Agent received an Audit Certificate (Reference Payments) with respect to Reference Payments owing by Itau as of the [first][second][third][fourth][fifth] Anniversary Date, a copy of which is attached hereto as Exhibit A.
                   ---------

                                       OR

     2. On [DATE], the Escrow Agent received an [arbitration award][court decision] with respect to a [Termination Fee][Acceleration Payment] owing by Itau, a copy of which is attached hereto as Exhibit A. ---------

     IN WITNESS WHEREOF, the undersigned has executed this Notice of Entitlement to Release of Notes as of the ____ day of _______, 20___.


                                          [*],
                                          As Escrow Agent



                                          By:  __________________________
                                          Name:
                                          Title:

                                   EXHIBIT I

                               CLAIM CERTIFICATE

     The undersigned hereby certifies to [*] (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

     1. The undersigned are "AOLA," and "AOLB" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

     2. This Claim Certificate is submitted to the Escrow Agent in connection with the Escrow Agreement.

     3. The undersigned hereby certify to the Escrow Agent that AOLA and AOLB have made a claim against Itau under the Marketing Agreement, which claim has not been finally resolved, and such claim relates to the Notes listed below.

     [First Anniversary Reference Payment Note (Brazil)]
     [Second Anniversary Reference Payment Note (Brazil)]
     [Third Anniversary Reference Payment Note (Brazil)]
     [Fourth Anniversary Reference Payment Note (Brazil)]
     [Fifth Anniversary Reference Payment Note (Brazil)]

     [First Anniversary Reference Payment Note (Caymans)]
     [Second Anniversary Reference Payment Note (Caymans)]
     [Third Anniversary Reference Payment Note (Caymans)]
     [Fourth Anniversary Reference Payment Note (Caymans)]
     [Fifth Anniversary Reference Payment Note (Caymans)]

     [First Anniversary Termination Fee Note (Brazil)]
     [Second Anniversary Termination Fee Note (Brazil)]
     [Third Anniversary Termination Fee Note (Brazil)]
     [Fourth Anniversary Termination Fee Note (Brazil)]
     [Fifth Anniversary Termination Fee Note (Brazil)]

     [First Anniversary Termination Fee Note (Caymans)]
     [Second Anniversary Termination Fee Note (Caymans)]
     [Third Anniversary Termination Fee Note (Caymans)]
     [Fourth Anniversary Termination Fee Note (Caymans)]
     [Fifth Anniversary Termination Fee Note (Caymans)]

     IN WITNESS WHEREOF, the undersigned has executed this Claim Certificate as of the ____ day of _______, 20___.

                                          AMERICA ONLINE LATIN AMERICA, INC.



                                          By: ________________________________
                                          Name:
                                          Title:

                                          AOL BRASIL LTDA.



                                          By: ________________________________
                                          Name:
                                          Title:

                                   EXHIBIT J

                   AUDIT CERTIFICATE (CAYMANS FINANCIAL TEST)

     The undersigned hereby certifies to [*] (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

     1. The undersigned is the duly appointed Auditor pursuant to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

     2. This Audit Certificate (Caymans Financial Test) is submitted to the Escrow Agent in connection with the Escrow Agreement.

     3. In accordance with the terms of the Marketing Agreement, the Auditor has determined that Itau does not comply with the Caymans Financial Test (as such term is defined in the Escrow Agreement).

     4. The maximum amount of all Reference Payments, Acceleration Payments and Termination Fees that could become due and payable from Itau to AOLA or AOLB pursuant to the terms of the Marketing Agreement on and after the date of this Audit Certificate (Caymans Financial Test) is $______________________.

     5. The largest stated principal balance of any of the Termination Fee Notes remaining in escrow is $____________________. The Termination Fee Note (Brazil) and Termination Fee Note (Caymans) having such stated principal balance are set forth below:

     [First Anniversary Termination Fee Note (Brazil) and First Anniversary Termination Fee Note (Caymans)]

     [Second Anniversary Termination Fee Note (Brazil) and Second Anniversary Termination Fee Note (Caymans)]

     [Third Anniversary Termination Fee Note (Brazil) and Third Anniversary Termination Fee Note (Caymans)]
     ]
     [Fourth Anniversary Termination Fee Note (Brazil) and Fourth Anniversary Termination Fee Note (Caymans)]

     [Fifth Anniversary Termination Fee Note (Brazil) and Fifth Anniversary Termination Fee Note (Caymans)]

For purposes of Section 10 of the Escrow Agreement, the foregoing Termination Fee Notes are the Termination Fee Note (Brazil) and the Termination Fee Note (Caymans) listed in this Audit Certificate (Caymans Financial Test).

     6. The amount by which the maximum of all Reference Payments, Acceleration Payments and Termination Fees that could become due and payable from Itau to AOLA or AOLB pursuant to the terms of the Marketing Agreement on and after the date of this Audit Certificate (Caymans Financial Test) exceeds the stated principal amount of either the Termination Fee Note (Brazil) or the Termination Fee Note (Caymans) listed above is $__________________. The Reference Payment Notes remaining in escrow which, in the aggregate, have a principal balance exceeding such difference by the smallest amount are set forth below (for purposes of this sentence, the stated principal balances of a Reference Payment Note (Brazil) and a Reference Payment Note (Caymans) corresponding to the same Anniversary Date are counted only once):

     [First Anniversary Reference Payment Note (Brazil) and First Anniversary Reference Payment Note (Caymans)]

     [Second Anniversary Reference Payment Note (Brazil) and Second Anniversary Reference Payment Note (Caymans)]

     [Third Anniversary Reference Payment Note (Brazil) and Third Anniversary Reference Payment Note (Caymans)]

     [Fourth Anniversary Reference Payment Note (Brazil) and Fourth Anniversary Reference Payment Note (Caymans)]

     [Fifth Anniversary Reference Payment Note (Brazil) and Fifth Anniversary Reference Payment Note (Caymans)]

For purposes of Section 10 of the Escrow Agreement, the foregoing Reference Payment Notes are the Reference Payment Note (Brazil) and the Reference Payment Note (Caymans) listed in this Audit Certificate (Caymans Financial Test).

     IN WITNESS WHEREOF, the undersigned has executed this Audit Certificate (Caymans Financial Test) as of the ____ day of _______, 20___.

                                               [THE AUDITOR]



                                               By:  __________________________
                                               Name:
                                               Title:

                                   EXHIBIT K

                            NOTE RELEASE CERTIFICATE

     The undersigned hereby certifies to [*] (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

     1. The undersigned are "AOLA," "AOLB" and "Itau" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

     2. This Note Release Certificate is submitted to the Escrow Agent in connection with the Escrow Agreement.

     3. The undersigned hereby direct the Escrow Agent that the following Notes (as such term is defined in the Escrow Agreement) shall be delivered to [AOLA and AOLB] [Itau] at its address as set forth in the Escrow Agreement and that such Notes shall be released from the escrow created by the Escrow Agreement:

     [First Anniversary Reference Payment Note (Brazil)]
     [Second Anniversary Reference Payment Note (Brazil)]
     [Third Anniversary Reference Payment Note (Brazil)]
     [Fourth Anniversary Reference Payment Note (Brazil)]
     [Fifth Anniversary Reference Payment Note (Brazil)]

     [First Anniversary Reference Payment Note (Caymans)]
     [Second Anniversary Reference Payment Note (Caymans)]
     [Third Anniversary Reference Payment Note (Caymans)]
     [Fourth Anniversary Reference Payment Note (Caymans)]
     [Fifth Anniversary Reference Payment Note (Caymans)]

     [First Anniversary Termination Fee Note (Brazil)]
     [Second Anniversary Termination Fee Note (Brazil)]
     [Third Anniversary Termination Fee Note (Brazil)]
     [Fourth Anniversary Termination Fee Note (Brazil)]
     [Fifth Anniversary Termination Fee Note (Brazil)]

     [First Anniversary Termination Fee Note (Caymans)]
     [Second Anniversary Termination Fee Note (Caymans)]
     [Third Anniversary Termination Fee Note (Caymans)]

     [Fourth Anniversary Termination Fee Note (Caymans)]
     [Fifth Anniversary Termination Fee Note (Caymans)]

     IN WITNESS WHEREOF, the undersigned has executed this Note Release Certificate as of the ____ day of _______, 20___.

                                     AMERICA ONLINE LATIN AMERICA, INC.



                                     By: ________________________________
                                     Name:
                                     Title:

                                     AOL BRASIL LTDA.



                                     By: ________________________________
                                     Name:
                                     Title:

                                     BANCO ITAU, S.A.



                                     By: _________________________________
                                     Name:
                                     Title:

                                   EXHIBIT L

          CERTIFICATE OF DEPOSIT OF POST-BREACH REFERENCE PAYMENT NOTE

     The undersigned hereby certifies to _______________________________ (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of ______________ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian ________________, and the Escrow Agent, as follows:

     1. The undersigned are "AOLA," "AOLB" and "Itau" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

     2. This Certificate of Deposit of Post-Breach Reference Payment Note is submitted to the Escrow Agent in connection with the Escrow Agreement.

3.  Attached hereto is the original of the following described promissory note:

[DESCRIBE POST-BREACH REFERENCE PAYMENT NOTE TO BE HELD IN ESCROW]

     4. The attached promissory note is a "Post-Breach Reference Payment Note" as such term is defined in the Escrow Agreement. The undersigned hereby deliver the Post-Breach Reference Payment Note to the Escrow Agent and direct the Escrow Agent to hold the Post-Breach Reference Payment Note in escrow pursuant to the Escrow Agreement in the same manner and under the same terms and conditions as the Notes. The Post-Breach Reference Payment Note shall constitute a "Note" for all purposes under the Escrow Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Deposit of Post-Breach Reference Payment Note as of the ____ day of _______, 20___.

                                          AMERICA ONLINE LATIN AMERICA, INC.



                                          By: ________________________________
                                          Name:
                                          Title:

                                          AOL BRASIL LTDA.



                                          By: ________________________________
                                          Name:
                                          Title:

                                          BANCO ITAU, S.A.



                                          By: _________________________________
                                          Name:
                                          Title:

                                   EXHIBIT M

                CERTIFICATE OF RELEASE OF REFERENCE PAYMENT NOTE

     The undersigned hereby certifies to _______________________________ (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of ______________ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian ________________, and the Escrow Agent, as follows:

     1. The undersigned are "AOLA" and "AOLB" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

     2. This Certificate of Release of Post-Breach Reference Payment Note is submitted to the Escrow Agent in connection with the Escrow Agreement.

     3. The undersigned hereby certify to the Escrow Agent that an arbitrator has determined that a Material AOLB Breach has not occurred, or if such breach has occurred, that Itau has elected to continue the Marketing Agreement. Pursuant to Section 8.3 of the Marketing Agreement, AOLA and AOLB are entitled to release from escrow, and to receive, the Post-Breach Reference Payment Note described as follows:

     [DESCRIPTION OF POST-BREACH REFERENCE PAYMENT NOTE]

                                       OR

     3. The undersigned hereby certify to the Escrow Agent that Itau has failed to pay a Post-Breach Reference Payment that is currently due and owing, and that, pursuant to Section 8.3(c), the undersigned are entitled to release from escrow, and to receive, the Reference Payment Note described as follows:

     [DESCRIPTION OF REFERENCE PAYMENT NOTE]

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Release of Reference Payment Note as of the ____ day of _______, 20___.

                                     AMERICA ONLINE LATIN AMERICA, INC.



                                     By: ________________________________
                                     Name:
                                     Title:

                                     AOL BRASIL LTDA.



                                     By: ________________________________
                                     Name:
                                     Title:

                                   EXHIBIT N

                          TERMINATION DATE CERTIFICATE

     The undersigned hereby certifies to [*] (the "Escrow Agent"), in its capacity as the Escrow Agent pursuant to that certain Escrow Agreement, dated as of _______ ___, 2000 (the "Escrow Agreement"), among America Online Latin America, Inc. ("AOLA"), a Delaware corporation, AOL Brasil Ltda. ("AOLB"), a Brazilian limited liability quota company, Banco Itau, S.A. ("Itau"), a Brazilian banking institution, and the Escrow Agent, as follows:

     1. The undersigned are "AOLA," "AOLB" and "Itau" as defined in the Escrow Agreement, and are also parties to that certain Strategic Interactive Services and Marketing Agreement, dated as of _______ ____, 2000 (the "Marketing Agreement"), among AOLA, AOLB and Itau. Capitalized terms not defined herein shall have the meanings given to such terms in the Marketing Agreement.

     2. This Termination Date Certificate is submitted to the Escrow Agent in connection with the Escrow Agreement.

     3. For purposes of the Escrow Agreement, the "Termination Date" shall be deemed to be _____________________, 20___.

     IN WITNESS WHEREOF, the undersigned has executed this Termination Date Certificate as of the ____ day of _______, 20___.

                                     AMERICA ONLINE LATIN AMERICA, INC.



                                     By: ________________________________
                                     Name:
                                     Title:

                                     AOL BRASIL LTDA.



                                     By: ________________________________
                                     Name:
                                     Title:

                                     BANCO ITAU, S.A.



                                     By: _________________________________
                                     Name:
                                     Title:

                                   EXHIBIT O

                             LIST OF JURISDICTIONS
                             ---------------------

1.   Ireland
2.   Austria
3.   The Netherlands
4.   Luxemburg
5.   Portugal (Ilha da Madeira)
6.   Cayman Islands
7.   Bahamas